UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 28 of its series:

Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, Wells Fargo Dynamic Target 2060 Fund, Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo Core Bond Fund, Wells Fargo Real Return Fund, Wells Fargo WealthBuilder Conservative Allocation Portfolio, Wells Fargo WealthBuilder Moderate Balanced Portfolio, Wells Fargo WealthBuilder Growth Balanced Portfolio, Wells Fargo WealthBuilder Growth Allocation Portfolio, Wells Fargo WealthBuilder Equity Portfolio, and Wells Fargo WealthBuilder Tactical Equity Portfolio.

Date of reporting period: May 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

May 31, 2016

Allocation Funds

■	Wells Fargo Growth Balanced Fund

■	Wells Fargo Moderate Balanced Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/index-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

**	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/core-bond-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of May 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Allocation Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

During much of the period, global equity, bond, and currency markets were volatile as recessionary pressures and diverging central bank policies concerned investors.

During the fourth quarter of 2015, Japan’s economy contracted, China’s manufacturing sector retrenched, and growth appeared to slow in Europe.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Allocation Funds for the 12-month period that ended May 31, 2016. During much of the period, global equity, bond, and currency markets were volatile as recessionary pressures and diverging central bank policies concerned investors. As the period closed, investor confidence appeared to improve based on favorable economic data in key markets and central bank monetary policies that were intended to support increased business activity.

Shifting investor sentiment reflected changing economic and business data.

Early in the period, oil prices declined after a spring rally, negotiations about Greece’s ability to repay its sovereign debt grew contentious, and the U.S. dollar strengthened. By July 2015, equity markets were declining, led by stocks in China, which endured the largest one-day loss since 2007 on July 27, 2015.

The S&P 500 Index,1 a common measure of U.S. stock performance, fell into correction territory—defined as a loss of 10% or more—during August 2015 before recovering somewhat. The index retested the August lows in late September before recovering most of its year-to-date-2015 losses from October through December. As anticipated, the U.S. Federal Reserve (Fed) increased the federal funds rate in December and suggested it planned to pursue additional increases in 2016. During the first six weeks of 2016, the index suffered the worst loss to open a year on record before trending higher. By the end of the 12-month reporting period, the index recorded a 1.72% gain.

Overseas, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net)2 and the MSCI Emerging Markets (EM) Index (Net)3 recorded negative returns. In August 2015, China allowed its currency’s value to decline in an attempt to bolster exports. The U.S. dollar strengthened, which negatively affected investment returns and U.S. corporate profits earned overseas. During the fourth quarter of 2015, Japan’s economy contracted, China’s manufacturing sector retrenched, and growth appeared to slow in Europe.

Global equity markets hit low points before starting to rebound in the middle of February 2016 when business data improved and central bankers reasserted their commitment to initiatives intended to encourage economic activity. The European Central Bank (ECB) pushed the deposit interest rate further into negative territory. The Bank of Japan (BOJ) followed the ECB’s lead by setting a negative deposit rate. Negative deposit interest rates are intended to encourage banks to lend assets rather than keep them on deposit. The People’s Bank of China (PBOC) reduced reserve ratios, which also was intended to encourage lending. The ECB expanded its bond-buying program, which injects liquidity into the markets and encourages investment.

For the 12-month reporting period, the MSCI ACWI ex USA Index (Net) and MSCI EM Index (Net) recorded returns of -11.39% and -17.63%, respectively.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Allocation Funds	3

A December federal funds rate increase marked divergence of central bank policies.

Bond markets were volatile as well. The Fed’s decision to tighten credit conditions through higher interest rates contrasted with actions by the ECB, the PBOC, and the BOJ. In January 2016, amid falling stock markets, U.S. corporate profits declined for the second consecutive quarter. The Fed expressed hesitancy about additional credit tightening in the near term, which investors appeared to read as accommodative of business activity. Overall, policy actions of central banks and intermittently positive economic data heartened investors as the period drew to a close.

Bond markets benefited during the period, with the Barclays Global Aggregate ex U.S. Dollar Bond Index4 gaining 7.25%, the Barclays U.S. Aggregate Bond Index5 gaining 2.99%, and the Barclays U.S. Treasury Index6 adding 3.01% during the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

British Exit from European Union (“Brexit”)

On June 23, 2016, the United Kingdom (UK) voted to leave the European Union (EU). It is expected that the UK’s exit from the EU will take place within two years after giving formal notice to the EU of its intention to withdraw; however, the exact timeframe is unknown. There is considerable uncertainty about how the UK exit from the EU will be conducted, how negotiations of necessary treaties and trade agreements will proceed or how the financial markets will react. In addition, it is not yet known whether Brexit will increase the likelihood of other countries seeking to depart the EU. Immediately following the vote, markets in the UK, Europe and the world were negatively impacted. In light of the uncertainties surrounding the impact of Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[4]	The Barclays Global Aggregate ex U.S. Dollar Bond Index tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

[5]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-based securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

4	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Growth Balanced Fund1

Investment objective

The Fund seeks total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for the affiliated master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Thomas C. Biwer, CFA®

Aldo Ceccarelli, CFA®

Christian Chan, CFA®

Erik Sens, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFGBX)	10-14-1998	(6.82)	6.09	4.72	(1.14)	7.36	5.34	1.35	1.20
Class B (NVGRX)*	10-1-1998	(6.87)	6.23	4.78	(1.87)	6.55	4.78	2.10	1.95
Class C (WFGWX)	10-1-1998	(2.88)	6.55	4.55	(1.88)	6.55	4.55	2.10	1.95
Administrator Class (NVGBX)	11-11-1994	–	–	–	(0.86)	7.62	5.60	1.27	0.95
Growth Balanced Composite Index[4]	–	–	–	–	0.45	7.68	6.33	–	–
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	2.99	3.33	4.97	–	–
MSCI EAFE Index (Net)[6]	–	–	–	–	(9.68)	2.12	1.92	–	–
Russell 1000® Growth Index[7]	–	–	–	–	1.61	12.11	8.78	–	–
Russell 1000® Value Index[8]	–	–	–	–	(0.06)	10.70	6.11	–	–
Russell 2000® Index[9]	–	–	–	–	(5.97)	7.86	6.27	–	–
S&P 500 Index[10]	–	–	–	–	1.72	11.67	7.41	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 6.

Performance highlights (unaudited)	Wells Fargo Allocation Funds	5

Wells Fargo Growth Balanced Fund (continued)

Growth of $10,000 investment as of May 31, 2016[11]

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 6.

6	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Growth Balanced Fund (continued)

[1]	The Fund is a gateway blended fund that invests all of its assets in two or more affiliated master portfolios of Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.51% in net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Growth Balanced Composite Index is weighted 35% in the Barclays U.S. Aggregate Bond Index, 9.75% in the MSCI EAFE Index (Net), 16.25% in the Russell 1000® Growth Index, 16.25% in the Russell 1000® Value Index, 6.50% in the Russell 2000® Index and 16.25% in the S&P 500 Index. You cannot invest directly in an index.

[5]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[7]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[8]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[9]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[10]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[11]	The chart compares the performance of Class A shares for the most recent ten years with the Growth Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index (Net), the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[12]	The MSCI All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.

[13]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[14]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[15]	Current target allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

Performance highlights (unaudited)	Wells Fargo Allocation Funds	7

Wells Fargo Growth Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Growth Balanced Composite Index for the 12-month period that ended May 31, 2016.

■	Two equity market corrections, defined as a loss of 10% or more, during the 12-month period proved to be a challenging environment for the underlying managers. The Fund’s equity investments overall underperformed their benchmarks. The two market corrections served to discourage equity investors and stock prices suffered as a result. While rallies subsequent to each correction benefited stock prices, overall equity prices in global markets, particularly outside of the U.S., suffered.

■	Tactical asset allocation added to performance through the period. During market corrections in August 2015 and January 2016, the portfolio management team tactically shifted the portfolio’s allocation during periods of depressed equity prices, which added value.

■	The Fund’s bond investments added value on an absolute basis but underperformed relative to the benchmark.

Equity markets experienced two corrections during the previous 12 months.

Global equity markets experienced two corrections during the previous 12 months. Amid fears of contagion from international markets, investors sold U.S. equities heavily during August 2015 and January 2016. In August, the contraction was fueled by fears of collapsing growth in China. In January, in addition to renewed fears of lower output in China and softer domestic economic data, oil prices dropped below $30 a barrel.

The second correction, which followed the first hike in the federal funds interest rate in a decade, raised concerns that the U.S. Federal Reserve acted too hastily. U.S. investors feared a contracting global economy coupled with the currency and business effects of a rate hike would drive down international demand for U.S. goods. Despite the headwinds, the S&P 500 Index ended the 12-month period up 1.72%.

The European Central Bank (ECB) and the Bank of Japan (BOJ) increased monetary stimulus programs that were intended to bolster their local economies. Brazil’s business and political woes continued and China reduced its economic growth forecasts, which tended to restrain investor enthusiasm for international investments.

U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index5 rose 2.99%, outperforming large-cap stocks. Small-cap stocks, as measured by the Russell 2000® Index9 returned -5.97%. International stocks returned -11.39%, as measured by the MSCI All Country World Index (ACWI) ex USA Index (Net).12 Within international stocks, emerging markets stocks fell the most at -17.63%, as measured by the MSCI Emerging Markets (EM) Index (Net).13

Please see footnotes on page 6.

8	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Growth Balanced Fund (continued)

Ten largest holdings (%) as of May 31, 2016[14]
Facebook Incorporated Class A	1.04
Apple Incorporated	1.02
Amazon.com Incorporated	0.98
Alphabet Incorporated Class A	0.92
Exxon Mobil Corporation	0.81
JPMorgan Chase & Company	0.67
Medtronic plc	0.66
Alphabet Incorporated Class C	0.65
Visa Incorporated Class A	0.65
Microsoft Corporation	0.62

The Fund seeks to enhance returns by using a combination of inputs from multiple quantitative and qualitative factors in order to alter the effective allocation between stocks and bonds.

The Fund’s neutral allocation is 60% stocks and 40% bonds. During the period, the portfolio management team took tactical advantage of equity price movements. Through our overlays, we tactically increased equity exposures through the first correction in August 2015, increasing equity holdings as Chinese and U.S. markets declined. As the market correction reversed in the following months, the overlay added value to the Fund’s performance. Again in January and February 2016, we saw a similar correction and used our overlays to overweight equities. Through effective execution of our hedging strategy, the team again added to the Fund’s returns.

Current target allocation as of May 31, 2016[15]

Neutral target allocation

We remain cautiously optimistic about the longer-term outlook for stocks.

Bond yields continue to be depressed. The potential for future interest-rate hikes may be a headwind to overall increases in output in the general U.S. economy. Especially with yields at historical lows, there continues to be a duration risk in bonds.

Internationally, the accommodative policies of the ECB and BOJ are intended to bolster their local economies. We believe these central banks will continue to support growth in their economies, which should be supportive of asset prices. In addition to developed, international economies, emerging markets stocks are at low valuation levels not seen in years. Finally, domestic stocks and the U.S. economy have shown resilience in the past year. We look to market signals and economic releases to help inform the changing state of U.S. markets.

Please see footnotes on page 6.

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10	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Moderate Balanced Fund1

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for the affiliated master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Thomas C. Biwer, CFA®

Aldo Ceccarelli, CFA®

Christian Chan, CFA®

Erik Sens, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFMAX)	1-30-2004	(5.43)	4.55	4.29	0.34	5.80	4.91	1.32	1.15
Class B (WMOBX)*	1-30-2004	(5.43)	4.67	4.35	(0.43)	5.00	4.35	2.07	1.90
Class C (WFBCX)	1-30-2004	(1.44)	4.99	4.12	(0.44)	4.99	4.12	2.07	1.90
Administrator Class (NVMBX)	11-11-1994	–	–	–	0.59	6.05	5.16	1.24	0.90
Moderate Balanced Composite Index[4]	–	–	–	–	1.14	5.61	5.44	–	–
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	2.99	3.33	4.97	–	–
Barclays U.S. Short Treasury 9–12 Months Index[6]	–	–	–	–	0.41	0.29	1.65	–	–
MSCI EAFE Index (Net)[7]	–	–	–	–	(9.68)	2.12	1.92	–	–
Russell 1000® Growth Index[8]	–	–	–	–	1.61	12.11	8.78	–	–
Russell 1000® Value Index[9]	–	–	–	–	(0.06)	10.70	6.11	–	–
Russell 2000® Index[10]	–	–	–	–	(5.97)	7.86	6.27	–	–
S&P 500 Index[11]	–	–	–	–	1.72	11.67	7.41	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 12.

Performance highlights (unaudited)	Wells Fargo Allocation Funds	11

Wells Fargo Moderate Balanced Fund (continued)

Growth of $10,000 investment as of May 31, 2016[12]

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 12.

12	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Moderate Balanced Fund (continued)

[1]	The Fund is a gateway blended fund that invests all of its assets in two or more affiliated master portfolios of Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.47% in net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Composite Index is weighted 45% in the Barclays U.S. Aggregate Bond Index, 15% in the Barclays U.S. Short Treasury 9-12 Months Index, 6% in the MSCI EAFE Index (Net), 10% in the Russell 1000® Growth Index, 10% in the Russell 1000® Value Index, 4% in the Russell 2000® Index and 10% in the S&P 500 Index. You cannot invest directly in an index.

[5]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Barclays U.S. Short Treasury 9–12 Months Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon STRIPS. You cannot invest directly in an index.

[7]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[9]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[10]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]	The chart compares the performance of Class A shares for the most recent ten years with the Moderate Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, Barclays U.S. Short Treasury 9–12 Months Index, the MSCI EAFE Index (Net), the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[13]	The MSCI All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.

[14]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[15]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[16]	Current target allocation includes the effect of any tactical futures overlay that may be in place. The amounts are subject to change and may have changed since the date specified.

Performance highlights (unaudited)	Wells Fargo Allocation Funds	13

Wells Fargo Moderate Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Moderate Balanced Composite Index for the 12-month period that ended May 31, 2016.

■	Two equity market corrections, defined as a loss of 10% or more, during the 12-month period proved to be a challenging environment for the underlying managers. The Fund’s equity investments overall underperformed their benchmarks. The two market corrections served to discourage equity investors and stock prices suffered as a result. While rallies subsequent to each correction benefited stock prices, overall equity prices in global markets, particularly outside of the U.S., suffered.

■	Tactical asset allocation added to performance through the period. During market corrections in August 2015 and January 2016, the portfolio management team tactically shifted the portfolio allocation during periods of depressed equity prices, which added value.

■	The Fund’s bond investments added value on an absolute basis but underperformed relative to the benchmark.

Equity markets experienced two corrections during the previous 12 months.

Global equity markets experienced two corrections during the previous 12 months. Amid fears of contagion from international markets, investors sold U.S. equities heavily during August 2015 and January 2016. In August, the contraction was fueled by fears of collapsing growth in China. In January, in addition to renewed fears of lower output in China and softer domestic economic data, oil prices dropped below $30 a barrel.

The second correction, which followed the first hike in the federal funds interest rate in a decade, raised concerns that the U.S. Federal Reserve acted too hastily. U.S. investors feared a contracting global economy coupled with the currency and business effects of a rate hike would drive down international demand for U.S. goods. Despite the potential headwinds, the S&P 500 Index ended the period up 1.72%.

The European Central Bank (ECB) and the Bank of Japan (BOJ) increased monetary stimulus programs that were intended to bolster their local economies. Brazil’s business and political woes continued and China reduced its economic growth forecasts, which tended to restrain investor enthusiasm for international investments.

U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index,5 rose 2.99%, outperforming large-cap stocks. Small-cap stocks, as measured by the Russell 2000® Index,10 returned -5.97%. International stocks returned -11.39%, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net).13 Within international stocks, emerging markets stocks fell the most at -17.63%, as measured by the MSCI Emerging Markets (EM) Index (Net).14

Please see footnotes on page 12.

14	Wells Fargo Allocation Funds	Performance highlights (unaudited)

Wells Fargo Moderate Balanced Fund (continued)

Ten largest holdings (%) as of May 31, 2016[15]
FHLMC Structured Pass-Through Securities Series T-58 Class 4A, 7.50%, 9-25-2043	0.69
U.S. Treasury Note, 0.88%, 7-15-2017	0.68
U.S. Treasury Note, 0.63%, 9-30-2017	0.65
Facebook Incorporated Class A	0.64
Apple Incorporated	0.63
Amazon.com Incorporated	0.61
Alphabet Incorporated Class A	0.57
FNMA Series 2002-W4 Class A4, 6.25%, 5-25-2042	0.55
U.S Treasury Bond, 2.50%, 2-15-2046	0.53
Exxon Mobil Corporation	0.50

The Fund seeks to enhance returns by using a combination of inputs from multiple quantitative and qualitative factors to alter allocations among stocks and bonds.

The Fund’s neutral allocation is 40% stocks and 60% bonds. During the period, the portfolio management team took tactical advantage of equity price movements. Through our overlays, we tactically increased equity exposures through the first correction in August 2015, increasing equity holdings as Chinese and U.S. markets declined. As the market correction reversed in the following months, the overlay added value to the Fund’s performance. Again in January and February 2016, we saw a similar correction and used our overlays to overweight equities. Through effective execution of our hedging strategy, the team again added to the Fund’s returns.

Current target allocation as of May 31, 2016[16]

Neutral target allocation

We remain cautiously optimistic about the longer-term outlook for stocks.

Bond yields continued to be depressed. The potential for future interest-rate hikes may be a headwind to overall increases in output in the general U.S. economy. With yields at historical lows, there continues to be a duration risk in bonds.

Internationally, the accommodative policies of the ECB and BOJ are intended to bolster their local economies. We believe these central banks will continue to support growth in their economies, which should be supportive of asset prices. In addition to developed, international economies, emerging markets stocks are at low valuation levels not seen in years. Finally, domestic stocks and the U.S. economy have shown resilience in the past year. We look to market signals and economic releases to help inform the changing state of U.S. markets.

Please see footnotes on page 12.

Fund expenses (unaudited)	Wells Fargo Allocation Funds	15

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Growth Balanced Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,004.12	$6.01	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Class B
Actual	$1,000.00	$1,000.56	$9.75	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Class C
Actual	$1,000.00	$1,000.28	$9.75	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Administrator Class
Actual	$1,000.00	$1,005.73	$4.76	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Wells Fargo Moderate Balanced Fund
Class A
Actual	$1,000.00	$1,012.38	$5.79	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Class B
Actual	$1,000.00	$1,008.36	$9.54	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Class C
Actual	$1,000.00	$1,008.20	$9.54	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Administrator Class
Actual	$1,000.00	$1,013.62	$4.53	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

16	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

GROWTH BALANCED FUND

Security name				Value

Investment Companies: 100.00%

Affiliated Master Portfolios: 100.00%
Wells Fargo C&B Large Cap Value Portfolio				$14,011,685
Wells Fargo Core Bond Portfolio				17,956,255
Wells Fargo Diversified Large Cap Growth Portfolio				42,013,810
Wells Fargo Emerging Growth Portfolio				4,242,640
Wells Fargo Index Portfolio				42,084,098
Wells Fargo International Growth Portfolio				12,434,299
Wells Fargo International Value Portfolio				12,598,838
Wells Fargo Large Company Value Portfolio				28,095,347
Wells Fargo Managed Fixed Income Portfolio				62,870,419
Wells Fargo Real Return Portfolio				8,949,465
Wells Fargo Small Company Growth Portfolio				4,251,967
Wells Fargo Small Company Value Portfolio				8,469,960

Total Investment Companies (Cost $231,910,236)				257,978,783

	Yield	Maturity date	Principal
Short-Term Investments: 0.06%

U.S. Treasury Securities: 0.06%
U.S. Treasury Bill #(z)	0.13%	6-9-2016	$137,000	136,995

Total Short-Term Investments (Cost $136,995)				136,995

Total investments in securities (Cost $232,047,231) *	100.06%	258,115,778
Other assets and liabilities, net	(0.06)	(142,466)

Total net assets	100.00%	$257,973,312

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $233,050,542 and unrealized gains (losses) consists of:

Gross unrealized gains	$25,065,236
Gross unrealized losses	0

Net unrealized gains	$25,065,236

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	17

MODERATE BALANCED FUND

Security name				Value

Investment Companies: 99.49%

Affiliated Master Portfolios: 99.49%
Wells Fargo C&B Large Cap Value Portfolio				$6,861,334
Wells Fargo Core Bond Portfolio				18,251,208
Wells Fargo Diversified Large Cap Growth Portfolio				20,733,107
Wells Fargo Emerging Growth Portfolio				2,120,752
Wells Fargo Index Portfolio				20,661,580
Wells Fargo International Growth Portfolio				6,168,946
Wells Fargo International Value Portfolio				6,191,994
Wells Fargo Large Company Value Portfolio				13,788,426
Wells Fargo Managed Fixed Income Portfolio				63,883,311
Wells Fargo Real Return Portfolio				9,126,974
Wells Fargo Small Company Growth Portfolio				2,118,666
Wells Fargo Small Company Value Portfolio				4,210,419
Wells Fargo Stable Income Portfolio				30,392,418

Total Investment Companies (Cost $193,283,811)				204,509,135

	Yield	Maturity date	Principal
Short-Term Investments: 0.05%

U.S. Treasury Securities: 0.05%
U.S. Treasury Bill #(z)	0.13%	6-9-2016	$106,000	105,997

Total Short-Term Investments (Cost $105,997)				105,997

Total investments in securities (Cost $193,389,808) *	99.54%	204,615,132
Other assets and liabilities, net	0.46	946,936

Total net assets	100.00%	$205,562,068

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $192,582,891 and unrealized gains (losses) consists of:

Gross unrealized gains	$12,032,241
Gross unrealized losses	0

Net unrealized gains	$12,032,241

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Allocation Funds	Statements of assets and liabilities—May 31, 2016

	Growth Balanced Fund	Moderate Balanced Fund

Assets
Investments
In affiliated Master Portfolios, at value (see cost below)	$257,978,783	$204,509,135
In unaffiliated securities, at value (see cost below)	136,995	105,997

Total investments, at value (see cost below)	258,115,778	204,615,132
Receivable for Fund shares sold	211,129	1,088,582
Receivable for daily variation margin on open futures contracts	1,500	1,156
Receivable from manager	0	842
Prepaid expenses and other assets	26,060	22,415

Total assets	258,354,467	205,728,127

Liabilities
Payable for Fund shares redeemed	251,258	78,673
Management fee payable	6,567	0
Distribution fees payable	10,314	7,888
Administration fees payable	33,645	25,500
Shareholder report expenses payable	17,226	8,475
Shareholder servicing fees payable	54,132	42,836
Accrued expenses and other liabilities	8,013	2,687

Total liabilities	381,155	166,059

Total net assets	$257,973,312	$205,562,068

NET ASSETS CONSIST OF
Paid-in capital	368,576,793	192,014,976
Undistributed net investment income	2,724,712	1,036,706
Accumulated net realized gains (losses) on investments	(139,366,465)	1,308,399
Net unrealized gains on investments	26,038,272	11,201,987

Total net assets	$257,973,312	$205,562,068

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$65,865,889	$35,993,111
Shares outstanding – Class A1	1,646,970	1,599,121
Net asset value per share – Class A	$39.99	$22.51
Maximum offering price per share – Class A2	$42.43	$23.88
Net assets – Class B	$167,317	$152,707
Shares outstanding – Class B1	4,686	6,694
Net asset value per share – Class B	$35.71	$22.81
Net assets – Class C	$16,224,626	$12,501,071
Shares outstanding – Class C1	465,894	566,882
Net asset value per share – Class C	$34.82	$22.05
Net assets – Administrator Class	$175,715,480	$156,915,179
Shares outstanding – Administrator Class[1]	4,911,362	6,912,881
Net asset value per share – Administrator Class	$35.78	$22.70

Investments in affiliated Master Portfolios, at cost	$231,910,236	$193,283,811

Investments in unaffiliated securities, at cost	$136,995	$105,997

Total investments, at cost	$232,047,231	$193,389,808

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2016	Wells Fargo Allocation Funds	19

	Growth Balanced Fund	Moderate Balanced Fund

Investment income
Dividends allocated from affiliated Master Portfolios*	$2,990,116	$1,379,958
Interest allocated from affiliated Master Portfolios	2,715,088	2,990,498
Affiliated income allocated from affiliated Master Portfolios	34,109	21,886
Securities lending income allocated from affiliated Master Portfolios	80,288	39,609
Interest	665	491
Expenses allocated from affiliated Master Portfolios	(1,426,946)	(1,018,450)
Waivers allocated from affiliated Master Portfolios	126,528	150,388

Total investment income	4,519,848	3,564,380

Expenses
Management fee	758,796	556,747
Administration fees
Class A	135,701	55,075
Class B	391	350
Class C	32,432	18,954
Administrator Class	222,030	192,134
Shareholder servicing fees
Class A	158,374	64,542
Class B	458	407
Class C	37,900	22,265
Administrator Class	435,599	376,742
Distribution fees
Class B	1,373	1,221
Class C	113,699	66,794
Custody and accounting fees	10,964	8,573
Professional fees	29,495	31,120
Registration fees	61,099	52,410
Shareholder report expenses	65,408	41,974
Trustees’ fees and expenses	15,157	16,701
Other fees and expenses	10,365	10,869

Total expenses	2,089,241	1,516,878
Less: Fee waivers and/or expense reimbursements	(675,001)	(559,469)

Net expenses	1,414,240	957,409

Net investment income	3,105,608	2,606,971

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Securities transactions allocated from affiliated Master Portfolios	4,345,913	2,055,479
Unaffiliated securities	88	66
Futures transactions	1,283,075	975,301

Net realized gains on investments	5,629,076	3,030,846

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(11,494,357)	(4,328,549)
Unaffiliated securities	(73)	(53)
Futures transactions	102,220	68,811

Net change in unrealized gains (losses) on investments	(11,392,210)	(4,259,791)

Net realized and unrealized gains (losses) on investments	(5,763,134)	(1,228,945)

Net increase (decrease) in net assets resulting from operations	$(2,657,526)	$1,378,026

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$79,298	$38,325

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Allocation Funds	Statements of changes in net assets

	Growth Balanced Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$3,105,608		$2,789,281
Net realized gains on investments		5,629,076		15,701,271
Net change in unrealized gains (losses) on investments		(11,392,210)		1,114,605

Net increase (decrease) in net assets resulting from operations		(2,657,526)		19,605,157

Distributions to shareholders from
Net investment income
Class A		(542,593)		(268,805)
Class C		(61,467)		(29,178)
Administrator Class		(2,115,400)		(1,028,262)

Total distributions to shareholders		(2,719,460)		(1,326,245)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	302,429	11,925,156	185,450	7,274,394
Class B	6,666	229,343	1,558	53,483
Class C	129,397	4,455,113	72,213	2,489,920
Administrator Class	668,947	23,470,005	635,039	22,455,940

		40,079,617		32,273,737

Reinvestment of distributions
Class A	13,763	533,044	6,633	261,859
Class C	1,662	56,244	788	27,266
Administrator Class	60,923	2,108,567	28,932	1,022,158

		2,697,855		1,311,283

Payment for shares redeemed
Class A	(243,456)	(9,569,788)	(227,744)	(8,991,283)
Class B	(6,490)	(227,822)	(11,057)	(384,245)
Class C	(67,904)	(2,314,573)	(49,378)	(1,697,172)
Administrator Class	(809,000)	(28,424,055)	(826,937)	(29,006,446)

		(40,536,238)		(40,079,146)

Net increase (decrease) in net assets resulting from capital share transactions		2,241,234		(6,494,126)

Total increase (decrease) in net assets		(3,135,752)		11,784,786

Net assets
Beginning of period		261,109,064		249,324,278

End of period		$257,973,312		$261,109,064

Undistributed net investment income		$2,724,712		$2,484,235

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	21

	Moderate Balanced Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$2,606,971		$2,299,319
Net realized gains on investments		3,030,846		7,901,060
Net change in unrealized gains (losses) on investments		(4,259,791)		(22,765)

Net increase in net assets resulting from operations		1,378,026		10,177,614

Distributions to shareholders from
Net investment income
Class A		(297,818)		(376,425)
Class B		(182)		0
Class C		(67,037)		(52,862)
Administrator Class		(2,056,183)		(3,267,946)
Net realized gains
Class A		(935,192)		(415,324)
Class B		(5,343)		(4,805)
Class C		(325,466)		(111,625)
Administrator Class		(5,453,616)		(3,128,190)

Total distributions to shareholders		(9,140,837)		(7,357,177)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,014,195	22,691,852	255,117	5,957,581
Class B	5,573	125,768	1,624	38,050
Class C	408,018	8,992,522	97,255	2,232,984
Administrator Class	1,214,117	27,655,326	731,005	17,208,011

		59,465,468		25,436,626

Reinvestment of distributions
Class A	53,460	1,186,272	32,909	762,939
Class B	203	4,571	156	3,620
Class C	15,738	342,627	6,451	147,103
Administrator Class	327,107	7,317,656	270,522	6,320,119

		8,851,126		7,233,781

Payment for shares redeemed
Class A	(350,307)	(7,888,089)	(189,830)	(4,466,077)
Class B	(7,820)	(179,801)	(9,450)	(221,598)
Class C	(117,584)	(2,583,589)	(39,148)	(899,068)
Administrator Class	(1,089,111)	(24,830,085)	(709,375)	(16,680,708)

		(35,481,564)		(22,267,451)

Net increase in net assets resulting from capital share transactions		32,835,030		10,402,956

Total increase in net assets		25,072,219		13,223,393

Net assets
Beginning of period		180,489,849		167,266,456

End of period		$205,562,068		$180,489,849

Undistributed net investment income		$1,036,706		$915,734

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Allocation Funds	Financial highlights

Growth Balanced Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016	$40.80	0.46		(0.94)	(0.33)	$39.99
Year ended May 31, 2015	$37.96	0.36		2.65	(0.17)	$40.80
Year ended May 31, 2014	$33.35	0.35		4.60	(0.34)	$37.96
Year ended May 31, 2013	$27.77	0.32		5.70	(0.44)	$33.35
Year ended May 31, 2012	$29.34	0.39	[4]	(1.73)	(0.23)	$27.77
Class B
Year ended May 31, 2016	$36.39	0.13	[4]	(0.81)	0.00	$35.71
Year ended May 31, 2015	$33.97	0.06	[4]	2.36	0.00	$36.39
Year ended May 31, 2014	$29.84	0.08	[4]	4.10	(0.05)	$33.97
Year ended May 31, 2013	$24.80	0.12	[4]	5.05	(0.13)	$29.84
Year ended May 31, 2012	$26.17	0.15	[4]	(1.52)	0.00	$24.80
Class C
Year ended May 31, 2016	$35.63	0.12	[4]	(0.79)	(0.14)	$34.82
Year ended May 31, 2015	$33.33	0.08	[4]	2.30	(0.08)	$35.63
Year ended May 31, 2014	$29.38	0.10	[4]	4.00	(0.15)	$33.33
Year ended May 31, 2013	$24.52	0.13	[4]	4.98	(0.25)	$29.38
Year ended May 31, 2012	$25.94	0.16	[4]	(1.53)	(0.05)	$24.52
Administrator Class
Year ended May 31, 2016	$36.54	0.49		(0.82)	(0.43)	$35.78
Year ended May 31, 2015	$33.98	0.45		2.32	(0.21)	$36.54
Year ended May 31, 2014	$29.89	0.41	[4]	4.10	(0.42)	$33.98
Year ended May 31, 2013	$24.93	0.65	[4]	4.82	(0.51)	$29.89
Year ended May 31, 2012	$26.39	0.41	[4]	(1.57)	(0.30)	$24.93

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended May 31
	2016	2015	2014	2013	2012
Class A	0.51%	0.51%	0.51%	0.50%	0.49%
Class B	0.50	0.51	0.51	0.50	0.49
Class C	0.50	0.51	0.51	0.50	0.49
Administrator Class	0.50	0.51	0.51	0.50	0.49

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Allocation Funds	23

Ratio to average net assets (annualized)				Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]	Total return[2]

1.10%	1.35%	1.20%	(1.14)%	79%	$65,866
0.97%	1.40%	1.20%	7.94%	75%	$64,223
1.05%	1.39%	1.20%	14.87%	77%	$61,117
1.23%	1.39%	1.20%	21.85%	80%	$55,777
1.40%	1.36%	1.20%	(4.53)%	107%	$49,403

0.36%	2.09%	1.95%	(1.87)%	79%	$167
0.18%	2.14%	1.95%	7.12%	75%	$164
0.25%	2.14%	1.95%	14.00%	77%	$476
0.45%	2.12%	1.95%	20.91%	80%	$970
0.61%	2.10%	1.95%	(5.23)%	107%	$1,704

0.36%	2.10%	1.95%	(1.88)%	79%	$16,225
0.22%	2.15%	1.95%	7.13%	75%	$14,349
0.31%	2.14%	1.95%	13.99%	77%	$12,637
0.48%	2.14%	1.95%	20.97%	80%	$9,326
0.65%	2.11%	1.95%	(5.26)%	107%	$7,656

1.35%	1.27%	0.95%	(0.86)%	79%	$175,715
1.22%	1.24%	0.95%	8.16%	75%	$182,373
1.29%	1.23%	0.95%	15.16%	77%	$175,094
1.47%	1.22%	0.95%	22.18%	80%	$175,142
1.64%	1.20%	0.95%	(4.30)%	107%	$220,021

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Allocation Funds	Financial highlights

Moderate Balanced Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2016	$23.57	0.28	[4]	(0.23)	(0.26)	(0.85)	$22.51
Year ended May 31, 2015	$23.19	0.32		1.01	(0.44)	(0.51)	$23.57
Year ended May 31, 2014	$21.21	0.29	[4]	1.82	(0.13)	0.00	$23.19
Year ended May 31, 2013	$18.84	0.21		2.50	(0.34)	0.00	$21.21
Year ended May 31, 2012	$19.64	0.32		(0.54)	(0.58)	0.00	$18.84
Class B
Year ended May 31, 2016	$23.81	0.11	[4]	(0.23)	(0.03)	(0.85)	$22.81
Year ended May 31, 2015	$23.16	0.09	[4]	1.07	0.00	(0.51)	$23.81
Year ended May 31, 2014	$21.25	0.11	[4]	1.83	(0.03)	0.00	$23.16
Year ended May 31, 2013	$18.86	0.13	[4]	2.43	(0.17)	0.00	$21.25
Year ended May 31, 2012	$19.58	0.18	[4]	(0.53)	(0.37)	0.00	$18.86
Class C
Year ended May 31, 2016	$23.18	0.11	[4]	(0.23)	(0.16)	(0.85)	$22.05
Year ended May 31, 2015	$22.79	0.09	[4]	1.04	(0.23)	(0.51)	$23.18
Year ended May 31, 2014	$20.96	0.12	[4]	1.80	(0.09)	0.00	$22.79
Year ended May 31, 2013	$18.63	0.11		2.42	(0.20)	0.00	$20.96
Year ended May 31, 2012	$19.45	0.18	[4]	(0.53)	(0.47)	0.00	$18.63
Administrator Class
Year ended May 31, 2016	$23.75	0.32		(0.21)	(0.31)	(0.85)	$22.70
Year ended May 31, 2015	$23.38	0.33	[4]	1.07	(0.52)	(0.51)	$23.75
Year ended May 31, 2014	$21.36	0.38		1.79	(0.15)	0.00	$23.38
Year ended May 31, 2013	$18.96	0.41		2.38	(0.39)	0.00	$21.36
Year ended May 31, 2012	$19.77	0.40		(0.58)	(0.63)	0.00	$18.96

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended May 31
	2016	2015	2014	2013	2012
Class A	0.47%	0.47%	0.46%	0.46%	0.45%
Class B	0.46	0.47	0.46	0.46	0.45
Class C	0.47	0.47	0.46	0.46	0.45
Administrator Class	0.47	0.47	0.46	0.46	0.45

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Allocation Funds	25

Ratio to average net assets (annualized)				Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]	Total return[2]

1.26%	1.32%	1.15%	0.34%	87%	$35,993
1.14%	1.36%	1.15%	5.87%	84%	$20,782
1.29%	1.36%	1.15%	9.94%	89%	$18,169
1.41%	1.36%	1.15%	14.57%	86%	$10,344
1.68%	1.33%	1.15%	(0.93)%	115%	$9,935

0.48%	2.06%	1.90%	(0.43)%	87%	$153
0.38%	2.10%	1.90%	5.07%	84%	$208
0.50%	2.11%	1.90%	9.15%	89%	$380
0.65%	2.11%	1.90%	13.65%	86%	$613
0.94%	2.08%	1.90%	(1.66)%	115%	$807

0.51%	2.07%	1.90%	(0.44)%	87%	$12,501
0.40%	2.11%	1.90%	5.06%	84%	$6,042
0.54%	2.11%	1.90%	9.15%	89%	$4,469
0.66%	2.11%	1.90%	13.65%	86%	$2,576
0.92%	2.08%	1.90%	(1.67)%	115%	$2,319

1.48%	1.23%	0.90%	0.59%	87%	$156,915
1.39%	1.20%	0.90%	6.13%	84%	$153,457
1.52%	1.20%	0.90%	10.18%	89%	$144,248
1.66%	1.20%	0.90%	14.81%	86%	$146,729
1.92%	1.17%	0.90%	(0.66)%	115%	$172,587

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Allocation Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Growth Balanced Fund (“Growth Balanced Fund”) and Wells Fargo Moderate Balanced Fund (“Moderate Balanced Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund seeks to achieve its investment objective by investing all investable assets in separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended May 31, 2016 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2016, the Funds own the following percentages of the affiliated Master Portfolios:

	Growth Balanced Fund		Moderate Balanced Fund
Wells Fargo C&B Large Cap Value Portfolio	5%		2%
Wells Fargo Core Bond Portfolio	0	*	0	*
Wells Fargo Diversified Large Cap Growth Portfolio	36		18
Wells Fargo Emerging Growth Portfolio	0	*	0	*
Wells Fargo Index Portfolio	2		1
Wells Fargo International Growth Portfolio	8		4
Wells Fargo International Value Portfolio	2		1
Wells Fargo Large Company Value Portfolio	36		17
Wells Fargo Managed Fixed Income Portfolio	50		50
Wells Fargo Real Return Portfolio	14		14
Wells Fargo Small Company Growth Portfolio	0	*	0	*
Wells Fargo Small Company Value Portfolio	4		2
Wells Fargo Stable Income Portfolio	N/A		100

*	The amount owned is less than 1%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Notes to financial statements	Wells Fargo Allocation Funds	27

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Fund is subject to interest rate risk, equity price risk, and foreign exchange rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each Fund and each affiliated Master Portfolio. Realized gains or losses in each Fund and each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

28	Wells Fargo Allocation Funds	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed net investment income	Accumulated net realized gains (losses) on investments
Growth Balanced Fund	$142,554	$(145,671)	$3,117
Moderate Balanced Fund	66,958	(64,779)	(2,179)

As of May 31, 2016, Growth Balanced Fund had capital loss carryforwards that are available to offset future net realized capital gains in the amount of $137,481,627 with $54,903,400 expiring in 2017 and $82,578,227 expiring in 2018.

As of May 31, 2016, Growth Balanced Fund had current year deferred post-October capital losses of $1,137,602, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Allocation Funds	29

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2016:

Growth Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$136,995	$0	$0	$136,995
Investments measured at net asset value*				257,978,783
	136,995	0	0	258,115,778
Futures contracts	1,500	0	0	1,500
Total assets	$138,495	$0	$0	$258,117,278

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $257,978,783. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Moderate Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Short-term investments
U.S. Treasury securities	$105,997	$0	$0	$105,997
Investments measured at net asset value*				204,509,135
	105,997	0	0	204,615,132
Futures contracts	1,156	0	0	1,156
Total assets	$107,153	$0	$0	$204,616,288

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $204,509,135. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Funds recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2016, the Funds did not have any transfers into/out of Level 1, Level 2, or Level 3.

30	Wells Fargo Allocation Funds	Notes to financial statements

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before expenses
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Managed Fixed Income Portfolio	Seeks consistent fixed-income returns
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Stable Income Portfolio	Seeks current income consistent with capital preservation

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the applicable subadvisers, providing fund-level administrative services in connection with each Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.30% and declining to 0.22% as the average daily net assets of each Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.25% and declined to 0.19% as the average daily net assets of each Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of each Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended May 31, 2016 have been included in management fee on the Statements of Operations.

For the year ended May 31, 2016, the management fee was equivalent to an annual rate of 0.30% of each Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Notes to financial statements	Wells Fargo Allocation Funds	31

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Funds, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class B	Class C	Administrator Class
Growth Balanced Fund	1.20%	1.95%	1.95%	0.95%
Moderate Balanced Fund	1.15	1.90	1.90	0.90

Net expenses from affiliated Master Portfolios are included in the expense caps. After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended May 31, 2016, Funds Distributor received the following amounts in front-end sales charges:

Class A
Growth Balanced Fund	$21,867
Moderate Balanced Fund	25,046

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of each applicable Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

32	Wells Fargo Allocation Funds	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2016 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Growth Balanced Fund	$112,986,422	$96,623,264	$109,571,069	$91,674,902
Moderate Balanced Fund	119,566,934	73,969,025	112,172,162	59,693,981

*	The Funds seek to achieve their investment objective by investing substantially all of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Funds invest are actual purchases and sale of those securities.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2016, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2016, the Funds had short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2016	Unrealized losses
Growth Balanced Fund	9-21-2016	Goldman Sachs	96 Short	10-Year U.S. Treasury Note	$12,450,000	$(30,275)
Moderate Balanced Fund	9-21-2016	Goldman Sachs	74 Short	10-Year U.S. Treasury Note	9,596,875	(23,337)

The Funds had an average notional amounts in futures contracts during the year ended May 31, 2016 as follows:

	Long contracts	Short contracts
Growth Balanced Fund	$4,081,257	$7,858,548
Moderate Balanced Fund	3,008,717	5,852,332

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2016 was as follows for Growth Balanced Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$1,500	*	Payable for daily variation margin on open futures contracts	$0

*	Only the current day’s variation margin as of May 31, 2016 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2016 was as follows for Growth Balanced Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains on derivatives
Interest rate contracts	$74,830	$8,873
Equity contracts	(253,223)	56,282
Foreign exchange contracts	1,461,468	37,065
	$1,283,075	$102,220

Notes to financial statements	Wells Fargo Allocation Funds	33

The fair value of derivative instruments as of May 31, 2016 was as follows for Moderate Balanced Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$1,156	*	Payable for daily variation margin on open futures contracts	$0

*	Only the current day’s variation margin as of May 31, 2016 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2016 was as follows for Moderate Balanced Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains on derivatives
Interest rate contracts	$36,313	$3,694
Equity contracts	1,113,069	38,815
Foreign exchange contracts	(174,081)	26,302
	$975,301	$68,811

For certain types of derivative transactions, the Funds have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allow the Funds to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Funds under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between each Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Growth Balanced Fund	Futures – variation margin	Goldman Sachs	$1,500	$0	$0	$1,500
Moderate Balanced Fund	Futures – variation margin	Goldman Sachs	1,156	0	0	1,156

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $25,000,000 with annual commitment fee of 0.15% of the unused balance which was allocated to each participating fund.

For the year ended May 31, 2016, there were no borrowings by Funds under the agreement.

34	Wells Fargo Allocation Funds	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

	Ordinary income		Long-term capital gain
	2016	2015	2016	2015
Growth Balanced Fund	$2,719,460	$1,326,245	$0	$0
Moderate Balanced Fund	2,856,780	4,508,014	6,284,057	2,849,163

As of May 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
Growth Balanced Fund	$2,950,512	$0	$25,065,236	$(1,137,602)	$(137,481,627)
Moderate Balanced Fund	1,104,352	410,499	12,032,241	0	0

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Allocation Funds	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Growth Balanced Fund, and Wells Fargo Moderate Balanced Fund (formerly known as Wells Fargo Advantage Growth Balanced Fund, and Wells Fargo Advantage Moderate Balanced Fund, respectively) (the “Funds”), two of the funds constituting the Wells Fargo Funds Trust , as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2016 with the custodian and brokers, by correspondence with the transfer agent or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2016, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

36	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.04%

Consumer Discretionary: 13.41%

Hotels, Restaurants & Leisure: 3.02%
Brinker International Incorporated	78,307	$3,521,466
Carnival Corporation	111,500	5,323,010

		8,844,476

Household Durables: 1.22%
Whirlpool Corporation	20,400	3,562,248

Media: 5.77%
Omnicom Group Incorporated	102,600	8,549,658
Twenty-First Century Fox Incorporated Class A	289,400	8,357,872

		16,907,530

Multiline Retail: 1.03%
Kohl’s Corporation	84,200	3,034,568

Textiles, Apparel & Luxury Goods: 2.37%
Gildan Activewear Incorporated	232,500	6,935,475

Consumer Staples: 6.52%

Beverages: 1.68%
Diageo plc ADR «	45,120	4,923,946

Household Products: 1.67%
The Procter & Gamble Company	60,390	4,894,006

Personal Products: 1.48%
Unilever NV ADR	96,500	4,319,340

Tobacco: 1.69%
Philip Morris International	50,300	4,963,604

Energy: 6.06%

Oil, Gas & Consumable Fuels: 6.06%
Chevron Corporation	30,900	3,120,900
Devon Energy Corporation	40,100	1,447,209
Exxon Mobil Corporation	82,000	7,299,640
Noble Energy Incorporated	19,870	710,353
World Fuel Services Corporation	112,700	5,180,819

		17,758,921

Financials: 26.02%

Banks: 8.11%
Bank of America Corporation	468,700	6,932,073
JPMorgan Chase & Company	143,470	9,364,287
PNC Financial Services Group Incorporated	83,000	7,448,420

		23,744,780

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	37

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Capital Markets: 3.24%
State Street Corporation	150,600	$9,496,836

Consumer Finance: 2.15%
American Express Company	95,700	6,293,232

Diversified Financial Services: 2.26%
Berkshire Hathaway Incorporated Class B †	47,200	6,633,488

Insurance: 10.26%
Chubb Limited	49,600	6,279,856
FNF Group	202,900	7,091,355
RenaissanceRe Holdings Limited	72,200	8,339,822
The Progressive Corporation	251,100	8,361,630

		30,072,663

Health Care: 15.08%

Health Care Equipment & Supplies: 4.06%
Abbott Laboratories	138,800	5,500,644
Becton Dickinson & Company	38,400	6,391,680

		11,892,324

Health Care Providers & Services: 8.59%
Cardinal Health Incorporated	85,740	6,769,173
Laboratory Corporation of America Holdings †	77,160	9,872,622
UnitedHealth Group Incorporated	63,690	8,513,442

		25,155,237

Pharmaceuticals: 2.43%
Johnson & Johnson	63,300	7,133,277

Industrials: 18.35%

Aerospace & Defense: 1.48%
Rockwell Collins Incorporated	49,100	4,340,440

Air Freight & Logistics: 2.34%
United Parcel Service Incorporated Class B	66,600	6,865,794

Electrical Equipment: 2.58%
Eaton Corporation plc	122,800	7,568,164

Industrial Conglomerates: 1.70%
3M Company	29,500	4,965,440

Machinery: 4.77%
Donaldson Company Incorporated	190,200	6,373,602
Parker-Hannifin Corporation	66,100	7,590,924

		13,964,526

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Trading Companies & Distributors: 5.48%
AerCap Holdings NV †		196,700	$7,689,003
W.W. Grainger Incorporated «		19,500	4,452,825
WESCO International Incorporated †«		67,200	3,919,776

			16,061,604

Information Technology: 4.81%

IT Services: 2.87%
Alliance Data Systems Corporation †		22,100	4,910,399
The Western Union Company		179,800	3,497,110

			8,407,509

Semiconductors & Semiconductor Equipment: 1.94%
Linear Technology Corporation		119,800	5,668,936

Materials: 4.79%

Chemicals: 1.07%
Axalta Coating Systems Limited †		111,500	3,138,725

Containers & Packaging: 3.72%
Ball Corporation		42,600	3,079,980
Crown Holdings Incorporated †		149,700	7,809,847

			10,889,827

Total Common Stocks (Cost $210,754,976)			278,436,916

	Yield
Short-Term Investments: 8.98%

Investment Companies: 8.98%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	12,454,900	12,454,900
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	13,862,559	13,862,559

Total Short-Term Investments (Cost $26,317,459)			26,317,459

Total investments in securities (Cost $237,072,435) *	104.02%	304,754,375
Other assets and liabilities, net	(4.02)	(11,790,086)

Total net assets	100.00%	$292,964,289

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $245,961,339 and unrealized gains (losses) consists of:

Gross unrealized gains	$70,742,300
Gross unrealized losses	(11,949,264)

Net unrealized gains	$58,793,036

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	39

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.83%

Consumer Discretionary: 25.49%

Auto Components: 0.42%
Delphi Automotive plc	7,120	$483,875

Distributors: 0.63%
LKQ Corporation †	21,990	727,209

Hotels, Restaurants & Leisure: 4.41%
Hilton Worldwide Holdings Incorporated	13,168	273,631
Marriott International Incorporated Class A «	8,000	528,320
McDonald’s Corporation	7,210	880,053
Starbucks Corporation	45,878	2,518,243
Yum! Brands Incorporated	11,080	909,557

		5,109,804

Internet & Catalog Retail: 5.12%
Amazon.com Incorporated †	6,810	4,922,200
Netflix Incorporated †	6,460	662,602
The Priceline Group Incorporated †	270	341,369

		5,926,171

Media: 1.04%
Charter Communications Incorporated Class A †	11	2,408
The Walt Disney Company	12,090	1,199,570

		1,201,978

Multiline Retail: 3.42%
Dollar General Corporation	16,210	1,457,279
Dollar Tree Incorporated †	27,690	2,507,053

		3,964,332

Specialty Retail: 7.49%
CarMax Incorporated «†	17,730	951,392
O’Reilly Automotive Incorporated †	5,550	1,467,587
The Home Depot Incorporated	23,570	3,114,068
The TJX Companies Incorporated	18,600	1,415,832
Tractor Supply Company	15,550	1,494,355
ULTA Salon, Cosmetics and Fragrance Incorporated †	960	223,690

		8,666,924

Textiles, Apparel & Luxury Goods: 2.96%
Coach Incorporated	12,480	491,962
Nike Incorporated Class B	26,160	1,444,555
Under Armour Incorporated Class A «	11,690	441,064
Under Armour Incorporated Class C †	5,230	182,893
VF Corporation	13,840	862,509

		3,422,983

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Consumer Staples: 7.89%

Beverages: 3.15%
Constellation Brands Incorporated Class A	7,780	$1,191,507
Dr Pepper Snapple Group Incorporated	11,210	1,024,594
Monster Beverage Corporation †	6,390	958,500
The Coca-Cola Company	10,670	475,882

		3,650,483

Food & Staples Retailing: 2.64%
Costco Wholesale Corporation	10,720	1,594,814
CVS Health Corporation	12,330	1,189,229
Sprouts Farmers Market Incorporated †	11,038	273,301

		3,057,344

Household Products: 0.44%
Colgate-Palmolive Company	7,190	506,248

Personal Products: 0.79%
The Estee Lauder Companies Incorporated Class A	9,910	909,540

Tobacco: 0.87%
Reynolds American Incorporated	20,360	1,011,892

Energy: 1.19%

Energy Equipment & Services: 0.21%
Schlumberger Limited	3,250	247,975

Oil, Gas & Consumable Fuels: 0.98%
Concho Resources Incorporated †	8,480	1,028,963
EOG Resources Incorporated	1,260	102,514

		1,131,477

Financials: 2.21%

Capital Markets: 0.68%
SEI Investments Company	350	18,011
TD Ameritrade Holding Corporation	23,610	771,339

		789,350

Diversified Financial Services: 1.28%
Intercontinental Exchange Incorporated	2,820	764,558
S&P Global Incorporated	6,370	712,230

		1,476,788

REITs: 0.25%
American Tower Corporation	2,770	293,011

Health Care: 14.23%

Biotechnology: 6.39%
Alexion Pharmaceuticals Incorporated †	16,270	2,455,143
Biogen Incorporated †	2,470	715,633

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	41

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Biotechnology (continued)
BioMarin Pharmaceutical Incorporated †	10,910	$978,082
Celgene Corporation †	15,120	1,595,462
Incyte Corporation †	2,640	222,842
Regeneron Pharmaceuticals Incorporated †	2,390	953,443
Vertex Pharmaceuticals Incorporated †	5,190	483,449

		7,404,054

Health Care Equipment & Supplies: 2.04%
Intuitive Surgical Incorporated †	1,440	913,982
Medtronic plc	17,995	1,448,238

		2,362,220

Health Care Providers & Services: 1.30%
AmerisourceBergen Corporation	1,600	119,968
UnitedHealth Group Incorporated	10,350	1,383,485

		1,503,453

Health Care Technology: 0.84%
Cerner Corporation †	17,441	969,894

Life Sciences Tools & Services: 0.54%
Quintiles Transnational Holdings Incorporated †	9,264	628,933

Pharmaceuticals: 3.12%
Allergan plc †	142	33,477
Bristol-Myers Squibb Company	35,360	2,535,312
Novo Nordisk A/S ADR	9,650	540,786
Zoetis Incorporated	10,492	497,531

		3,607,106

Industrials: 6.73%

Aerospace & Defense: 0.71%
Honeywell International Incorporated	2,150	244,735
The Boeing Company	4,540	572,721

		817,456

Air Freight & Logistics: 0.35%
United Parcel Service Incorporated Class B	3,950	407,206

Airlines: 1.70%
Delta Air Lines Incorporated	14,950	649,727
Southwest Airlines Company	30,910	1,313,057

		1,962,784

Electrical Equipment: 0.17%
Rockwell Automation Incorporated	1,750	203,088

Industrial Conglomerates: 1.17%
3M Company	3,500	589,120

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Industrial Conglomerates (continued)
Danaher Corporation	7,780	$765,241

		1,354,361

Professional Services: 0.46%
Verisk Analytics Incorporated †	6,680	530,325

Road & Rail: 2.17%
Canadian Pacific Railway Limited	1,030	133,478
Kansas City Southern	9,460	880,726
Union Pacific Corporation	17,810	1,499,424

		2,513,628

Information Technology: 37.17%

Communications Equipment: 1.31%
Harris Corporation	9,390	739,650
Palo Alto Networks Incorporated †	5,940	774,932

		1,514,582

Internet Software & Services: 12.01%
Alphabet Incorporated Class A †	7,004	5,244,945
Alphabet Incorporated Class C †	2,984	2,195,388
Facebook Incorporated Class A †	48,180	5,724,266
Tencent Holdings Limited ADR	32,810	731,663

		13,896,262

IT Services: 8.90%
Accenture plc Class A	7,720	918,448
Alliance Data Systems Corporation †	1,370	304,400
Cognizant Technology Solutions Corporation Class A †	15,200	933,888
Fidelity National Information Services Incorporated	12,440	923,919
MasterCard Incorporated Class A	20,110	1,928,549
PayPal Holdings Incorporated †	42,670	1,612,499
Visa Incorporated Class A	46,630	3,680,972

		10,302,675

Semiconductors & Semiconductor Equipment: 3.82%
ARM Holdings plc ADR	298	12,844
Broadcom Limited	8,411	1,298,322
Microchip Technology Incorporated «	36,529	1,887,819
Texas Instruments Incorporated	20,220	1,225,332

		4,424,317

Software: 8.44%
Adobe Systems Incorporated †	18,800	1,870,036
Electronic Arts Incorporated †	10,590	812,783
Fortinet Incorporated †	17,780	608,254
Microsoft Corporation	34,800	1,844,400
Red Hat Incorporated †	9,000	697,140

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	43

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Software (continued)
Salesforce.com Incorporated †		22,154	$1,854,511
ServiceNow Incorporated †		17,254	1,235,904
Splunk Incorporated †		13,100	752,595
Tableau Software Incorporated Class A †		1,930	99,279

			9,774,902

Technology Hardware, Storage & Peripherals: 2.69%
Apple Incorporated		31,227	3,118,328

Materials: 2.92%

Chemicals: 2.92%
Ecolab Incorporated		13,320	1,561,637
Praxair Incorporated		8,140	894,260
The Sherwin-Williams Company		3,170	922,752

			3,378,649

Total Common Stocks (Cost $76,805,738)			113,251,607

	Yield
Short-Term Investments: 4.52%

Investment Companies: 4.52%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	3,113,406	3,113,406
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	2,118,196	2,118,196

Total Short-Term Investments (Cost $5,231,602)			5,231,602

Total investments in securities (Cost $82,037,340) *	102.35%	118,483,209
Other assets and liabilities, net	(2.35)	(2,724,733)

Total net assets	100.00%	$115,758,476

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $82,417,127 and unrealized gains (losses) consists of:

Gross unrealized gains	$37,113,069
Gross unrealized losses	(1,046,987)

Net unrealized gains	$36,066,082

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.14%

Consumer Discretionary: 12.15%

Auto Components: 1.67%
Gentherm Incorporated †	90,670	$3,316,709
Motorcar Parts of America Incorporated †	389,542	11,670,678

		14,987,387

Diversified Consumer Services: 0.93%
Grand Canyon Education Incorporated †	200,830	8,386,661

Hotels, Restaurants & Leisure: 3.79%
Fiesta Restaurant Group Incorporated †	100,565	2,527,198
Jack in the Box Incorporated	58,340	4,970,568
Planet Fitness Incorporated Class A «†	233,881	4,177,115
The Habit Restaurants Incorporated Class A «†	636,258	11,382,656
Wingstop Incorporated «†	269,058	7,506,718
Zoe’s Kitchen Incorporated «†	93,210	3,441,313

		34,005,568

Household Durables: 0.33%
Universal Electronics Incorporated †	45,300	2,941,329

Leisure Products: 0.48%
MCBC Holdings Incorporated †	279,012	4,291,205

Media: 1.31%
IMAX Corporation †	352,460	11,751,016

Specialty Retail: 2.67%
Five Below Incorporated †	76,207	3,190,025
Lithia Motors Incorporated Class A	132,820	10,936,399
Monro Muffler Brake Incorporated	41,437	2,608,459
Sportsman’s Warehouse Holdings Incorporated †	843,623	7,288,903

		24,023,786

Textiles, Apparel & Luxury Goods: 0.97%
G-III Apparel Group Limited †	223,680	8,750,362

Energy: 2.84%

Oil, Gas & Consumable Fuels: 2.84%
Matador Resources Company †	211,056	4,795,192
PDC Energy Incorporated †	145,970	8,473,559
RSP Permian Incorporated †	372,758	12,274,921

		25,543,672

Financials: 5.35%

Capital Markets: 0.30%
Financial Engines Incorporated «	97,090	2,683,568

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	45

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Diversified Financial Services: 3.61%
MarketAxess Holdings Incorporated	232,241	$32,499,806

Thrifts & Mortgage Finance: 1.44%
LendingTree Incorporated «†	155,312	12,929,724

Health Care: 32.24%

Biotechnology: 4.62%
Alder Biopharmaceuticals Incorporated †	109,100	3,280,637
Ligand Pharmaceuticals Incorporated «†	151,180	18,079,616
Radius Health Incorporated «†	138,345	5,016,390
Repligen Corporation †	345,720	8,283,451
Ultragenyx Pharmaceutical Incorporated †	93,134	6,808,095

		41,468,189

Health Care Equipment & Supplies: 14.19%
Abiomed Incorporated †	99,730	9,904,186
Cerus Corporation «†	765,578	4,256,614
Cynosure Incorporated Class A †	350,398	16,738,512
Entellus Medical Incorporated «†	285,455	5,121,063
Glaukos Corporation †	291,082	7,087,847
Inogen Incorporated †	289,670	13,828,846
Integra LifeSciences Holdings Corporation	36,100	2,697,031
Natus Medical Incorporated †	229,400	7,416,502
Nevro Corporation «†	247,965	17,288,120
NxStage Medical Incorporated †	931,950	17,613,855
The Spectranetics Corporation †	885,169	16,216,296
Zeltiq Aesthetics Incorporated «†	328,200	9,340,572

		127,509,444

Health Care Providers & Services: 9.55%
AAC Holdings Incorporated «†	141,639	3,046,655
Acadia Healthcare Company Incorporated †	523,230	30,802,550
Adeptus Health Incorporated Class A «†	79,987	5,719,071
Diplomat Pharmacy Incorporated «†	285,406	9,298,527
ExamWorks Group Incorporated †	482,658	16,849,591
HealthEquity Incorporated †	602,042	15,538,704
Teladoc Incorporated «†	401,259	4,586,390

		85,841,488

Health Care Technology: 0.80%
Veeva Systems Incorporated Class A †	217,920	7,180,464

Life Sciences Tools & Services: 1.99%
ICON plc ADR †	107,780	7,592,023
INC Research Holdings Incorporated Class A †	235,945	10,265,967

		17,857,990

Pharmaceuticals: 1.09%
Intersect ENT Incorporated †	117,220	1,539,099

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Pharmaceuticals (continued)
Pacira Pharmaceuticals Incorporated «†	177,990	$8,278,315

		9,817,414

Industrials: 11.52%

Aerospace & Defense: 0.62%
HEICO Corporation	83,300	5,543,615

Airlines: 0.63%
SkyWest Incorporated	241,600	5,701,760

Building Products: 0.98%
Apogee Enterprises Incorporated	194,950	8,815,639

Commercial Services & Supplies: 0.82%
G&K Services Incorporated Class A	49,560	3,715,018
Multi-Color Corporation	59,400	3,703,590

		7,418,608

Construction & Engineering: 1.39%
Dycom Industries Incorporated †	125,470	10,651,148
Granite Construction Incorporated	42,200	1,811,646

		12,462,794

Machinery: 2.36%
John Bean Technologies Corporation	154,160	9,354,429
Milacron Holdings Corporation «†	454,708	7,457,211
Mueller Water Products Incorporated Class A	397,700	4,378,677

		21,190,317

Professional Services: 4.72%
CEB Incorporated	62,476	3,983,470
On Assignment Incorporated †	510,813	19,242,326
Wageworks Incorporated †	341,866	19,161,589

		42,387,385

Information Technology: 34.04%

Communications Equipment: 0.77%
Infinera Corporation †	528,153	6,924,086

Internet Software & Services: 11.18%
2U Incorporated «†	208,810	5,813,270
Demandware Incorporated †	216,450	10,387,436
Envestnet Incorporated †	607,642	20,532,223
LogMeIn Incorporated †	136,600	8,369,482
Q2 Holdings Incorporated †	794,743	19,852,680
SPS Commerce Incorporated †	446,298	24,323,241
Stamps.com Incorporated †	61,150	5,564,039
Xactly Corporation †	569,901	5,619,224

		100,461,595

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	47

EMERGING GROWTH PORTFOLIO

Security name		Shares	Value

IT Services: 3.02%
InterXion Holding NV †		635,870	$23,819,690
Maximus Incorporated		56,560	3,260,684
			27,080,374

Semiconductors & Semiconductor Equipment: 2.48%
Cavium Incorporated †		117,580	5,849,605
Microsemi Corporation †		232,060	7,850,590
Monolithic Power Systems Incorporated		126,090	8,615,730

			22,315,925

Software: 16.59%
Callidus Software Incorporated †		730,162	13,551,802
CommVault Systems Incorporated †		80,300	3,635,984
CyberArk Software Limited «†		234,750	10,662,345
Fleetmatics Group plc †		253,480	10,367,332
Guidewire Software Incorporated †		71,181	4,178,325
HubSpot Incorporated †		236,266	11,284,064
Paycom Software Incorporated †		386,950	15,648,258
Paylocity Holding Corporation †		211,353	7,758,769
Proofpoint Incorporated †		564,560	33,094,507
Qlik Technologies Incorporated †		425,270	12,205,249
Rapid7 Incorporated «†		256,669	3,298,197
Ringcentral Incorporated Class A †		524,240	10,348,498
Synchronoss Technologies Incorporated †		241,051	8,501,869
Tyler Technologies Incorporated †		29,335	4,496,762

			149,031,961

Total Common Stocks (Cost $694,969,727)			881,803,132

	Yield
Short-Term Investments: 12.00%

Investment Companies: 12.00%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	92,823,723	92,823,723
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	14,978,235	14,978,235

Total Short-Term Investments (Cost $107,801,958)			107,801,958

Total investments in securities (Cost $802,771,685) *	110.14%	989,605,090
Other assets and liabilities, net	(10.14)	(91,117,425)

Total net assets	100.00%	$898,487,665

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $810,183,984 and unrealized gains (losses) consists of:

Gross unrealized gains	$221,478,685
Gross unrealized losses	(42,057,579)

Net unrealized gains	$179,421,106

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2016

INDEX PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Shares	Value	Percent of net assets

Common Stocks: 98.62%

Consumer Discretionary: 12.38%

Auto Components: 0.34%
Other securities		$7,886,248	0.34%

Automobiles: 0.57%
Other securities		13,284,003	0.57

Distributors: 0.13%
Other securities		3,111,665	0.13

Diversified Consumer Services: 0.03%
Other securities		637,041	0.03

Hotels, Restaurants & Leisure: 1.73%
McDonald’s Corporation	113,965	13,910,568	0.59
Starbucks Corporation	186,834	10,255,318	0.44
Other securities		16,388,522	0.70

		40,554,408	1.73

Household Durables: 0.48%
Other securities		11,299,293	0.48

Internet & Catalog Retail: 2.20%
Amazon.com Incorporated †	48,803	35,274,320	1.51
Other securities		16,121,438	0.69

		51,395,758	2.20

Leisure Products: 0.11%
Other securities		2,609,363	0.11

Media: 2.76%
Comcast Corporation Class A	307,530	19,466,649	0.83
The Walt Disney Company	189,735	18,825,507	0.80
Other securities		26,322,549	1.13

		64,614,705	2.76

Multiline Retail: 0.60%
Other securities		14,012,634	0.60

Specialty Retail: 2.61%
The Home Depot Incorporated	160,262	21,173,815	0.90
Other securities		39,991,483	1.71

		61,165,298	2.61

Textiles, Apparel & Luxury Goods: 0.82%
Other securities		19,123,892	0.82

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	49

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Consumer Staples: 9.94%

Beverages: 2.24%
PepsiCo Incorporated	182,703	$18,484,063	0.79%
The Coca-Cola Company	492,530	21,966,838	0.94
Other securities		11,966,753	0.51

		52,417,654	2.24

Food & Staples Retailing: 2.27%
CVS Health Corporation	138,851	13,392,179	0.57
Wal-Mart Stores Incorporated	198,315	14,036,736	0.60
Other securities		25,639,454	1.10

		53,068,369	2.27

Food Products: 1.70%
Other securities		39,787,489	1.70

Household Products: 1.90%
The Procter & Gamble Company	335,289	27,171,821	1.16
Other securities		17,458,605	0.74

		44,630,426	1.90

Personal Products: 0.11%
Other securities		2,574,521	0.11

Tobacco: 1.72%
Altria Group Incorporated	247,486	15,750,009	0.67
Philip Morris International	195,840	19,325,491	0.83
Other securities		5,200,757	0.22

		40,276,257	1.72

Energy: 7.03%

Energy Equipment & Services: 1.04%
Schlumberger Limited	175,750	13,409,725	0.57
Other securities		10,958,290	0.47

		24,368,015	1.04

Oil, Gas & Consumable Fuels: 5.99%
Chevron Corporation	238,034	24,041,434	1.03
Exxon Mobil Corporation	524,916	46,728,022	2.00
Other securities		69,443,032	2.96

		140,212,488	5.99

Financials: 16.07%

Banks: 5.55%
Bank of America Corporation	1,305,178	19,303,583	0.82
Citigroup Incorporated	372,647	17,354,171	0.74
JPMorgan Chase & Company	463,928	30,280,581	1.29

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2016

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Banks (continued)
Wells Fargo & Company (l)	583,952	$29,618,045	1.27%
Other securities		33,288,574	1.43

		129,844,954	5.55

Capital Markets: 1.93%
Other securities		45,232,634	1.93

Consumer Finance: 0.79%
Other securities		18,550,439	0.79

Diversified Financial Services: 2.10%
Berkshire Hathaway Incorporated Class B †	236,820	33,282,683	1.42
Other securities		15,844,996	0.68

		49,127,679	2.10

Insurance: 2.71%
Other securities		63,425,299	2.71

Real Estate Management & Development: 0.05%
Other securities		1,097,167	0.05

REITs: 2.94%
Other securities		68,932,148	2.94

Health Care: 14.50%

Biotechnology: 3.26%
AbbVie Incorporated	203,663	12,816,513	0.55
Amgen Incorporated	95,066	15,015,675	0.64
Celgene Corporation †	98,804	10,425,798	0.45
Gilead Sciences Incorporated	172,772	15,041,530	0.64
Other securities		23,038,465	0.98

		76,337,981	3.26

Health Care Equipment & Supplies: 2.34%
Medtronic plc	177,741	14,304,596	0.61
Other securities		40,350,847	1.73

		54,655,443	2.34

Health Care Providers & Services: 2.65%
UnitedHealth Group Incorporated	120,167	16,062,723	0.68
Other securities		46,048,368	1.97

		62,111,091	2.65

Health Care Technology: 0.09%
Other securities		2,127,138	0.09

Life Sciences Tools & Services: 0.61%
Other securities		14,366,808	0.61

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	51

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Pharmaceuticals: 5.55%
Allergan plc †	49,889	$11,761,332	0.50%
Bristol-Myers Squibb Company	211,023	15,130,349	0.65
Johnson & Johnson	348,788	39,304,920	1.68
Merck & Company Incorporated	350,798	19,735,895	0.84
Pfizer Incorporated	764,495	26,527,977	1.13
Other securities		17,309,257	0.75

		129,769,730	5.55

Industrials: 9.89%

Aerospace & Defense: 2.47%
Honeywell International Incorporated	97,244	11,069,285	0.47
The Boeing Company	78,717	9,930,150	0.42
Other securities		36,863,920	1.58

		57,863,355	2.47

Air Freight & Logistics: 0.72%
Other securities		16,813,712	0.72

Airlines: 0.56%
Other securities		13,101,665	0.56

Building Products: 0.09%
Other securities		2,199,357	0.09

Commercial Services & Supplies: 0.41%
Other securities		9,486,053	0.41

Construction & Engineering: 0.09%
Other securities		2,170,658	0.09

Electrical Equipment: 0.54%
Other securities		12,588,715	0.54

Industrial Conglomerates: 2.48%
3M Company	76,478	12,872,777	0.55
General Electric Company	1,179,405	35,653,413	1.52
Other securities		9,618,219	0.41

		58,144,409	2.48

Machinery: 1.27%
Other securities		29,656,290	1.27

Professional Services: 0.31%
Other securities		7,149,770	0.31

Road & Rail: 0.77%
Other securities		18,072,541	0.77

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2016

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Trading Companies & Distributors: 0.18%
Other securities		$4,118,945	0.18%

Information Technology: 20.09%

Communications Equipment: 0.99%
Cisco Systems Incorporated	636,069	18,477,804	0.79
Other securities		4,629,500	0.20

		23,107,304	0.99

Electronic Equipment, Instruments & Components: 0.36%
Other securities		8,570,189	0.36

Internet Software & Services: 4.25%
Alphabet Incorporated Class A †	36,983	27,694,720	1.18
Alphabet Incorporated Class C †	37,562	27,635,115	1.18
Facebook Incorporated Class A †	290,084	34,464,880	1.47
Other securities		9,790,121	0.42

		99,584,836	4.25

IT Services: 3.77%
International Business Machines Corporation	111,740	17,178,908	0.73
MasterCard Incorporated Class A	123,941	11,885,942	0.51
Visa Incorporated Class A	242,581	19,149,344	0.82
Other securities		39,987,166	1.71

		88,201,360	3.77

Semiconductors & Semiconductor Equipment: 2.78%
Intel Corporation	597,122	18,863,084	0.81
QUALCOMM Incorporated	188,956	10,377,464	0.44
Other securities		35,787,470	1.53

		65,028,018	2.78

Software: 4.21%
Microsoft Corporation	999,750	52,986,750	2.26
Oracle Corporation	398,281	16,010,896	0.68
Other securities		29,566,155	1.27

		98,563,801	4.21

Technology Hardware, Storage & Peripherals: 3.73%
Apple Incorporated	700,845	69,986,382	2.99
Other securities		17,236,347	0.74

		87,222,729	3.73

Materials: 2.81%

Chemicals: 2.03%
Other securities		47,609,352	2.03

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	53

INDEX PORTFOLIO

Security name			Shares	Value	Percent of net assets

Construction Materials: 0.15%
Other securities				$3,502,643	0.15%

Containers & Packaging: 0.31%
Other securities				7,133,000	0.31

Metals & Mining: 0.32%
Other securities				7,411,248	0.32

Telecommunication Services: 2.62%

Diversified Telecommunication Services: 2.62%
AT&T Incorporated			777,524	30,440,065	1.30
Verizon Communications Incorporated			514,941	26,210,497	1.12
Other securities				4,598,802	0.20

				61,249,364	2.62

Utilities: 3.29%

Electric Utilities: 2.00%
Other securities				46,854,436	2.00

Gas Utilities: 0.04%
Other securities				1,001,279	0.04

Independent Power & Renewable Electricity Producers: 0.07%
Other securities				1,576,779	0.07

Multi-Utilities: 1.11%
Other securities				25,936,618	1.11

Water Utilities: 0.07%
Other securities				1,667,324	0.07

Total Common Stocks (Cost $1,106,723,098)				2,308,193,788	98.62

	Yield
Short-Term Investments: 1.69%

Investment Companies: 1.61%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%		12,693,253	12,693,253	0.54
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41		24,960,298	24,960,298	1.07

				37,653,551	1.61

		Maturity date	Principal
U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.12	6-9-2016	$160,000	159,995	0.01
U.S. Treasury Bill #(z)	0.25	7-21-2016	255,000	254,911	0.01
U.S. Treasury Bill #(z)	0.29	8-18-2016	410,000	409,740	0.02
U.S. Treasury Bill #(z)	0.33	9-1-2016	183,000	182,841	0.01

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2016

INDEX PORTFOLIO

Security name	Yield	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Bill #(z)	0.37%	10-6-2016	$800,000	$798,948	0.03%

				1,806,435	0.08

Total Short-Term Investments (Cost $39,460,647)				39,459,986	1.69

Total investments in securities (Cost $1,146,183,745) *				2,347,653,774	100.31
Other assets and liabilities, net				(7,241,316)	(0.31)

Total net assets				$2,340,412,458	100.00%

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.
(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,208,116,279 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,232,363,587
Gross unrealized losses	(92,826,092)

Net unrealized gains	$1,139,537,495

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	55

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 90.91%

Belgium: 1.98%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	7,001	$886,853
Telenet Group Holding NV (Consumer Discretionary, Media)†	22,809	1,085,943
UCB SA (Health Care, Pharmaceuticals)	13,359	965,410

		2,938,206

Canada: 1.52%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	17,365	2,250,330

China: 1.71%
Baidu Incorporated ADR (Information Technology, Internet Software & Services)†	11,187	1,997,327
Tencent Holdings Limited (Information Technology, Internet Software & Services)	24,400	544,159

		2,541,486

Denmark: 0.26%
ISS A/S (Industrials, Commercial Services & Supplies)	9,457	381,268

France: 8.62%
Groupe Danone SA (Consumer Staples, Food Products)	55,591	3,901,709
L’Oreal SA (Consumer Staples, Personal Products)	8,570	1,610,531
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,978	1,118,415
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	97,060	1,686,324
Pernod-Ricard SA (Consumer Staples, Beverages)	13,944	1,519,054
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	126,809	2,961,565

		12,797,598

Germany: 13.70%
Allianz AG (Financials, Insurance)	11,863	1,936,348
Bayer AG (Health Care, Pharmaceuticals)	33,356	3,178,034
Beiersdorf AG (Consumer Staples, Personal Products)	27,765	2,523,319
Deutsche Boerse AG (Financials, Diversified Financial Services)	47,920	4,198,808
Linde AG (Materials, Chemicals)	27,933	4,180,214
Vonovia SE (Financials, Real Estate Management & Development)	51,955	1,780,768
Wirecard AG (Information Technology, IT Services)«	56,945	2,531,860

		20,329,351

Hong Kong: 3.16%
AIA Group Limited (Financials, Insurance)	801,200	4,686,104

Ireland: 5.33%
Allegion plc (Industrials, Building Products)	2,032	137,444
Medtronic plc (Health Care, Health Care Equipment & Supplies)	96,515	7,767,527

		7,904,971

Japan: 12.80%
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	137,154	5,452,223
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	53,700	1,569,756
NGK Insulators Limited (Industrials, Machinery)	93,000	2,048,377
Nippon Telegraph and Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	31,500	1,381,067

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Japan (continued)
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	140,893	$3,535,844
Olympus Corporation (Health Care, Health Care Equipment & Supplies)	54,600	2,314,959
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	22,600	1,004,943
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	32,300	1,686,828

		18,993,997

Mexico: 0.84%
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	46,625	1,246,753

South Korea: 0.01%
Orion Corporation (Consumer Staples, Food Products)	18	14,650

Spain: 1.68%
Grifols SA (Health Care, Biotechnology)	43,240	979,780
Grifols SA ADR (Health Care, Biotechnology)	91,232	1,508,065

		2,487,845

Sweden: 0.96%
Swedbank AB Class A (Financials, Banks)	65,125	1,433,455

Switzerland: 8.53%
Actelion Limited (Health Care, Biotechnology)	15,960	2,618,789
Nestle SA (Consumer Staples, Food Products)	94,160	6,953,062
Roche Holding AG (Health Care, Pharmaceuticals)	9,081	2,383,534
Syngenta AG (Materials, Chemicals)	1,775	697,321

		12,652,706

Taiwan: 1.20%
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	372,000	1,785,144

United Kingdom: 22.59%
Aon plc (Financials, Insurance)	37,385	4,085,059
Babcock International Group plc (Industrials, Commercial Services & Supplies)	57,838	868,691
British American Tobacco plc (Consumer Staples, Tobacco)	25,042	1,522,597
Coca Cola European Partners plc (Consumer Staples, Beverages)	34,108	1,323,731
Croda International plc (Materials, Chemicals)	11,912	507,231
Delphi Automotive plc (Consumer Discretionary, Auto Components)	37,027	2,516,355
Diageo plc (Consumer Staples, Beverages)	25,404	688,229
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	46,968	2,558,461
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	31,658	1,220,118
International Consolidated Airlines Group SA (Industrials, Airlines)	283,379	2,197,863
Johnson Matthey plc (Materials, Chemicals)	24,446	1,021,119
Liberty Global plc Class A (Consumer Discretionary, Media) †	73,803	2,756,542
Liberty Global plc Class C (Consumer Discretionary, Media) †	112,794	4,075,249
Lloyds Banking Group plc (Financials, Banks)	2,149,990	2,242,658
Unilever plc (Consumer Staples, Personal Products)	81,147	3,697,470
WPP plc (Consumer Discretionary, Media)	96,877	2,233,763

		33,515,136

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	57

INTERNATIONAL GROWTH PORTFOLIO

Security name			Shares	Value

United States: 6.02%
Amazon.com Incorporated (Consumer Discretionary, Internet & Catalog Retail)†			2,170	$1,568,454
Cognizant Technology Solutions Corporation Class A (Information Technology, IT Services)†			72,405	4,448,563
WABCO Holdings Incorporated (Industrials, Machinery) †			11,026	1,189,705
Willis Towers Watson plc (Financials, Insurance)			13,503	1,728,654

				8,935,376

Total Common Stocks (Cost $120,591,514)				134,894,376

		Expiration date
Participation Notes: 1.63%

Ireland: 1.63%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines)		10-29-2018	155,215	2,418,886

Total Participation Notes (Cost $1,623,518)				2,418,886

	Dividend yield
Preferred Stocks: 1.19%

Germany: 1.19%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.43%		15,169	1,767,949

Total Preferred Stocks (Cost $1,218,585)				1,767,949

	Yield
Short-Term Investments: 8.34%

Investment Companies: 8.34%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45		2,506,158	2,506,158
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41		9,867,059	9,867,059

Total Short-Term Investments (Cost $12,373,217)				12,373,217

Total investments in securities (Cost $135,806,834) *	102.07%	151,454,428
Other assets and liabilities, net	(2.07)	(3,077,813)

Total net assets	100.00%	$148,376,615

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL GROWTH PORTFOLIO

†	Non-income-earning security
«	All or a portion of this security is on loan.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
*	Cost for federal income tax purposes is $135,907,466 and unrealized gains (losses) consists of:

Gross unrealized gains	$17,425,961
Gross unrealized losses	(1,878,999)

Net unrealized gains	$15,546,962

The following table shows the percent of total long-term investments by sector as of May 31, 2016:

Consumer Staples	24.75%
Health Care	16.34
Financials	15.88
Consumer Discretionary	14.03
Industrials	10.39
Information Technology	8.13
Telecommunication Services	5.88
Materials	4.60

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	59

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.91%

Australia: 5.60%
AGL Energy Limited (Utilities, Multi-Utilities)	131,500	$1,766,830
Arrium Limited (Materials, Metals & Mining) †(a)	3,063,400	48,710
Asaleo Care Limited (Consumer Staples, Personal Products)	1,262,800	1,861,885
Automotive Holdings Group Limited (Consumer Discretionary, Specialty Retail)	410,016	1,155,723
Bendigo Bank Limited (Financials, Banks)	272,500	2,016,762
Boart Longyear Limited (Industrials, Construction & Engineering) †	199,991	14,454
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies) «	207,386	491,634
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	3,288,208
CSR Limited (Materials, Construction Materials)	754,900	1,958,719
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	1,466,387
Lendlease Corporation Limited (Financials, Real Estate Management & Development)	350,500	3,402,140
McMillan Shakespeare Limited (Industrials, Professional Services)	158,800	1,719,295
Metcash Limited (Consumer Staples, Food & Staples Retailing) †	1,164,200	1,724,923
Mincor Resources NL (Materials, Metals & Mining) †(i)	570,994	119,679
Mineral Resources Limited (Industrials, Commercial Services & Supplies) «	144,300	857,287
Myer Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,059,500	857,644
Panoramic Resources Limited (Materials, Metals & Mining) †	368,800	31,986
Primary Health Care Limited (Health Care, Health Care Providers & Services)	339,000	950,648
Qantas Airways Limited (Industrials, Airlines)	821,700	1,829,162
Rio Tinto Limited (Materials, Metals & Mining)	58,300	1,883,073
Seven Group Holdings Limited (Industrials, Trading Companies & Distributors)	165,800	659,076
UGL Limited (Industrials, Construction & Engineering) †	152,800	378,796

		28,483,021

Austria: 1.13%
OMV AG (Energy, Oil, Gas & Consumable Fuels) «	62,900	1,753,142
Raiffeisen Bank International AG (Financials, Banks) †	81,200	1,086,425
RHI AG (Materials, Construction Materials) «	64,721	1,272,809
Voestalpine AG (Materials, Metals & Mining)	47,700	1,633,865

		5,746,241

Belgium: 0.81%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing)	39,400	4,130,894

Brazil: 0.82%
Banco do Brasil SA (Financials, Banks)	309,500	1,410,633
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	72,400	510,503
JBS SA (Consumer Staples, Food Products)	805,600	2,229,356

		4,150,492

Canada: 1.54%
Magna International Incorporated (Consumer Discretionary, Auto Components)	131,600	5,343,882
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	9,500	321,871
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,154,116

		7,819,869

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

China: 2.77%
China BlueChemical Limited H Shares (Materials, Chemicals)	1,984,000	$439,144
China Communications Services Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	1,332,098
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	2,970,000	2,025,673
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	1,747,500	2,183,602
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	1,730,000	1,927,973
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	1,225,000	2,235,370
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	823,400	1,778,033
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	731,500	1,110,794
TCL Communication Technology Holdings Limited H Shares (Information Technology, Technology Hardware, Storage & Peripherals) «	1,586,000	1,069,477

		14,102,164

Czech Republic: 0.21%
CEZ AS (Utilities, Electric Utilities)	57,500	1,044,370

Denmark: 0.24%
Sydbank AS (Financials, Banks)	43,000	1,226,054

Finland: 0.39%
Tieto Oyj (Information Technology, IT Services)	72,000	1,974,732

France: 8.90%
Alstom SA (Industrials, Machinery) †	83,800	2,104,429
AXA SA (Financials, Insurance)	132,200	3,321,346
BNP Paribas SA (Financials, Banks)	49,100	2,718,718
Cie Generale des Establissements Michelin (Consumer Discretionary, Auto Components)	32,700	3,323,284
Credit Agricole SA (Financials, Banks) «	219,328	2,202,419
Electricite de France SA (Utilities, Electric Utilities) «	148,600	1,979,944
Engie SA (Utilities, Multi-Utilities)	171,900	2,648,058
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	181,900	3,160,337
Renault SA (Consumer Discretionary, Automobiles)	40,500	3,800,557
Sanofi SA (Health Care, Pharmaceuticals)	100,200	8,215,518
SCOR SE (Financials, Insurance)	109,700	3,667,835
Societe Generale SA (Financials, Banks) «	39,000	1,605,120
Thales SA (Industrials, Aerospace & Defense)	22,200	1,923,207
Total SA (Energy, Oil, Gas & Consumable Fuels)	93,700	4,553,352

		45,224,124

Germany: 9.44%
Allianz AG (Financials, Insurance)	35,700	5,827,161
Aurubis AG (Materials, Metals & Mining)	25,900	1,353,132
BASF SE (Materials, Chemicals)	46,500	3,592,186
Bayer AG (Health Care, Pharmaceuticals)	51,400	4,897,199
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	31,200	2,634,498
Daimler AG (Consumer Discretionary, Automobiles)	75,700	5,170,734
Deutsche Bank AG (Financials, Capital Markets)	130,100	2,324,054
E.ON SE (Utilities, Multi-Utilities)	87,200	857,199
Hannover Rueck SE (Financials, Insurance)	16,300	1,838,104
Metro AG (Consumer Staples, Food & Staples Retailing)	108,100	3,551,794
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	23,200	4,358,607

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	61

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Germany (continued)
Siemens AG (Industrials, Industrial Conglomerates)	33,900	$3,650,807
Stada Arzneimittel AG (Health Care, Pharmaceuticals)	56,900	3,030,007
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	3,488,993
Wincor Nixdorf AG (Information Technology, Technology Hardware, Storage & Peripherals) †	26,600	1,420,928

		47,995,403

Hong Kong: 1.96%
China Resources Cement Holdings Limited (Materials, Construction Materials)	3,186,000	1,045,498
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components) (i)	2,204,000	1,162,874
Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	2,338,000	1,546,481
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	3,680,000	2,221,047
Wheelock & Company Limited (Financials, Real Estate Management & Development)	379,000	1,707,042
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	611,500	2,305,691

		9,988,633

Hungary: 0.23%
Richter Gedeon (Health Care, Pharmaceuticals)	59,700	1,196,850

India: 0.56%
Gail India Limited GDR (Utilities, Gas Utilities)	1,800	58,860
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	83,800	2,806,462

		2,865,322

Ireland: 0.92%
C&C Group plc (Consumer Staples, Beverages)	240,000	1,103,660
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,552,140

		4,655,800

Israel: 1.08%
Bank Hapoalim Limited (Financials, Banks)	542,900	2,804,192
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	2,669,801

		5,473,993

Italy: 1.11%
Enel SpA (Utilities, Electric Utilities)	688,400	3,120,474
Mediobanca SpA (Financials, Capital Markets)	324,800	2,518,880

		5,639,354

Japan: 21.62%
Adeka Corporation (Materials, Chemicals)	155,300	2,128,915
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	46,400	1,917,009
Anritsu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	206,300	1,173,694
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	24,800	886,874
Aozora Bank Limited (Financials, Banks)	588,000	2,001,860
Calsonic Kansei Corporation (Consumer Discretionary, Auto Components)	326,000	2,543,586
Central Glass Company Limited (Industrials, Building Products)	444,000	2,193,236
CKD Corporation (Industrials, Machinery)	171,200	1,501,198
DCM Holdings Company Limited (Consumer Discretionary, Specialty Retail)	143,100	1,046,742

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
Denka Company Limited (Materials, Chemicals)	682,000	$2,993,200
DIC Incorporated (Materials, Chemicals)	808,700	1,920,694
Eizo Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	1,792,076
Fujikura Limited (Industrials, Electrical Equipment)	348,000	1,816,445
Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	91,700	1,263,685
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	327,800	1,515,633
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	221,400	2,671,155
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,522,003
Japan Airlines Company Limited (Industrials, Airlines)	80,700	2,770,043
JFE Holdings Incorporated (Materials, Metals & Mining)	70,000	942,837
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	102,800	3,005,044
Kureha Corporation (Materials, Chemicals)	271,000	1,010,728
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	1,917,686
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,665,029
Makino Milling Machine Company Limited (Industrials, Machinery)	232,000	1,474,945
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	2,483,193
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	60,500	3,310,877
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	25,100	1,061,936
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	630,591
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	556,400	3,160,479
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	657,100	3,286,242
Mizuho Financial Group Incorporated (Financials, Banks)	2,244,400	3,534,775
Namura Shipbuilding Company Limited (Industrials, Machinery)	108,800	695,628
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	234,000	10,259,358
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	419,800	4,264,912
Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	147,200	1,516,731
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	98,600	2,474,461
Resona Holdings Incorporated (Financials, Banks)	1,013,300	3,856,094
Ricoh Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	166,000	1,448,106
Sankyu Incorporated (Industrials, Road & Rail)	370,000	1,984,738
Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,160,700	2,599,482
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	285,000	2,927,597
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	108,000	1,114,769
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	100,400	3,279,422
The Keiyo Bank Limited (Financials, Banks)	62,000	231,797
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	63,000	1,549,185
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	375,000	1,608,570
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	95,400	1,163,908
Tsumura & Company (Health Care, Pharmaceuticals)	83,700	1,976,570
UBE Industries Limited (Materials, Chemicals)	809,000	1,519,592
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	148,500	2,283,790

		109,897,120

Liechtenstein: 0.12%
VP Bank AG (Financials, Capital Markets)	6,558	599,721

Netherlands: 1.36%
Aegon NV (Financials, Insurance) «	334,000	1,716,908
ING Groep NV (Financials, Banks)	237,100	2,953,346
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	100,600	2,228,578

		6,898,832

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	63

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Norway: 1.23%
Atea ASA (Information Technology, IT Services) (i)	84,900	$761,153
DNB Nor ASA (Financials, Banks)	148,800	1,908,559
Marine Harvest ASA (Consumer Staples, Food Products)	97,500	1,628,186
Yara International ASA (Materials, Chemicals)	53,600	1,933,050

		6,230,948

Poland: 0.39%
Asseco Poland SA (Information Technology, Software)	101,800	1,424,673
KGHM Polska Miedz SA (Materials, Metals & Mining)	36,500	558,199

		1,982,872

Portugal: 0.28%
Sonae SGPS SA (Consumer Staples, Food & Staples Retailing)	1,362,100	1,401,875

Russia: 0.82%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	150,014	1,860,174
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	886	10,694
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels)	60,400	2,323,588

		4,194,456

Singapore: 0.80%
DBS Group Holdings Limited (Financials, Banks)	227,000	2,555,007
United Overseas Bank Limited (Financials, Banks)	113,000	1,495,069

		4,050,076

South Africa: 0.37%
Barclays Africa Group Limited (Financials, Banks)	200,300	1,860,099

South Korea: 2.42%
BNK Financial Group Incorporated (Financials, Banks)	13,188	96,824
E-MART Limited (Consumer Staples, Food & Staples Retailing)	8,500	1,298,037
Industrial Bank of Korea (Financials, Banks)	192,500	1,841,332
KT&G Corporation (Consumer Staples, Tobacco)	31,300	3,348,506
Kwangju Bank (Financials, Banks)	13,510	103,156
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	4,153,885
Woori Bank (Financials, Banks)	178,044	1,486,439

		12,328,179

Spain: 1.74%
Banco Santander Central Hispano SA (Financials, Banks)	429,681	2,051,461
Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing)	248,800	1,487,947
Gas Natural SDG SA (Utilities, Gas Utilities)	268,500	5,314,702

		8,854,110

Sweden: 2.05%
Boliden AB (Materials, Metals & Mining)	169,300	2,995,760
Nordea Bank AB (Financials, Banks)	177,300	1,720,637
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	144,900	1,388,835
Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	304,500	2,347,264

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Sweden (continued)
Telia Company AB (Telecommunication Services, Diversified Telecommunication Services)	417,000	$1,954,184

		10,406,680

Switzerland: 6.12%
Aryzta AG (Consumer Staples, Food Products)	42,100	1,675,529
Baloise Holding AG (Financials, Insurance)	28,800	3,557,988
Credit Suisse Group AG (Financials, Capital Markets) «	273,395	3,746,117
Georg Fischer AG (Industrials, Machinery)	3,000	2,394,869
Swiss Life Holding AG (Financials, Insurance)	15,100	3,914,759
Swiss Reinsurance AG (Financials, Insurance)	75,700	6,800,815
UBS Group AG (Financials, Capital Markets)	158,900	2,455,437
Valiant Holding AG (Financials, Banks)	22,700	2,427,575
Zurich Insurance Group AG (Financials, Insurance)	17,100	4,137,374

		31,110,463

Taiwan: 0.42%
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	1,035,000	2,154,895

Thailand: 0.99%
Bangchak Petroleum PCL (Energy, Oil, Gas & Consumable Fuels)	2,188,900	1,853,442
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	1,003,900	1,784,399
Thanachart Capital PCL (Financials, Banks)	1,481,500	1,409,965

		5,047,806

United Kingdom: 18.47%
3i Group plc (Financials, Capital Markets)	409,100	3,326,999
AMEC Foster Wheeler plc (Energy, Energy Equipment & Services)	83,300	526,988
AstraZeneca plc (Health Care, Pharmaceuticals)	60,300	3,517,873
Aviva plc (Financials, Insurance)	314,900	2,051,472
BAE Systems plc (Industrials, Aerospace & Defense)	939,800	6,582,565
Barclays plc (Financials, Banks)	715,000	1,888,880
Barratt Developments plc (Consumer Discretionary, Household Durables)	318,600	2,731,750
Bellway plc (Consumer Discretionary, Household Durables)	51,700	2,046,462
Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)	58,800	2,789,087
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	108,600	1,588,637
BP plc (Energy, Oil, Gas & Consumable Fuels)	1,298,500	6,718,737
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	252,200	1,617,432
Carillion plc (Industrials, Construction & Engineering) «	496,300	1,993,277
Centrica plc (Utilities, Multi-Utilities)	898,500	2,652,135
Chemring Group plc (Industrials, Aerospace & Defense)	341,066	681,696
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	264,876	2,255,762
Darty plc (Consumer Discretionary, Specialty Retail)	226,400	551,211
Debenhams plc (Consumer Discretionary, Multiline Retail)	1,238,200	1,326,180
easyJet plc (Industrials, Airlines)	103,400	2,295,811
Firstgroup plc (Industrials, Road & Rail) †	952,400	1,491,140
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	110,500	2,312,616
Home Retail Group plc (Consumer Discretionary, Internet & Catalog Retail)	164,100	392,875
International Consolidated Airlines Group SA (Industrials, Airlines)	182,900	1,418,556
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	1,211,800	4,712,471
Lloyds Banking Group plc (Financials, Banks)	2,460,500	2,566,551

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	65

INTERNATIONAL VALUE PORTFOLIO

Security name			Shares	Value

United Kingdom (continued)
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)			379,900	$2,089,216
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			558,800	1,235,859
Meggitt plc (Industrials, Aerospace & Defense)			392,800	2,207,378
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			236,800	995,640
Mitie Group plc (Industrials, Commercial Services & Supplies) «			539,300	2,200,345
Mondi plc (Materials, Paper & Forest Products)			142,300	2,774,108
Old Mutual plc (Financials, Insurance)			982,800	2,535,143
Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)			328,000	1,468,881
Premier Foods plc (Consumer Staples, Food Products) †			73,926	45,505
Redrow plc (Consumer Discretionary, Household Durables)			388,600	2,368,383
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)			287,900	6,923,951
Royal Mail plc (Industrials, Air Freight & Logistics)			290,000	2,272,316
Smiths Group plc (Industrials, Industrial Conglomerates)			46,300	752,397
Standard Chartered plc (Financials, Banks)			253,000	1,939,527
Tullett Prebon plc (Financials, Capital Markets)			279,500	1,360,174
Vesuvius plc (Industrials, Machinery)			145,400	726,114
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)			679,700	1,951,167

				93,883,267

Total Common Stocks (Cost $547,156,375)				492,618,715

	Dividend yield
Preferred Stocks: 0.19%

Brazil: 0.19%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks) ±	8.95%		349,800	808,288
Companhia Energetica de Minas Gerais SA (Utilities, Water Utilities) ±	8.48		109,056	169,910

Total Preferred Stocks (Cost $3,545,600)				978,198

		Expiration date
Rights: 0.00%

Brazil: 0.00%
Companhia de Saneamento de Minas Gerais (Utilities, Electric Utilities) †(a)		6-20-2016	3,288	6,779

Total Rights (Cost $0)				6,779

	Yield
Short-Term Investments: 3.32%

Investment Companies: 3.32%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45		14,316,539	14,316,539
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41		2,530,851	2,530,851

Total Short-Term Investments (Cost $16,847,390)				16,847,390

Total investments in securities (Cost $567,549,365)*	100.42%	510,451,082
Other assets and liabilities, net	(0.42)	(2,132,112)

Total net assets	100.00%	$508,318,970

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL VALUE PORTFOLIO

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $568,923,013 and unrealized gains (losses) consists of:

Gross unrealized gains	$53,695,416
Gross unrealized losses	(112,167,347)

Net unrealized losses	$(58,471,931)

The following table shows the percent of total long-term investments by sector as of May 31, 2016:

Financials	27.13%
Consumer Discretionary	14.88
Industrials	14.85
Materials	8.74
Consumer Staples	7.70
Health Care	7.11
Energy	6.15
Telecommunication Services	5.66
Utilities	4.08
Information Technology	3.70

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	67

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.50%

Consumer Discretionary: 7.57%

Hotels, Restaurants & Leisure: 1.48%
Norwegian Cruise Line Holdings Limited †	25,250	$1,171,850

Household Durables: 2.04%
Harman International Industries Incorporated	11,707	915,956
Newell Rubbermaid Incorporated	14,635	697,943

		1,613,899

Leisure Products: 1.26%
Mattel Incorporated	31,393	1,000,809

Media: 1.21%
Scripps Networks Interactive Incorporated Class A	14,827	953,969

Multiline Retail: 0.63%
JCPenny Company Incorporated †«	64,446	502,034

Textiles, Apparel & Luxury Goods: 0.95%
Skechers U.S.A. Incorporated Class A †	24,055	749,794

Consumer Staples: 6.63%

Food & Staples Retailing: 2.68%
CVS Health Corporation	22,018	2,123,636

Food Products: 2.16%
ConAgra Foods Incorporated	17,627	805,554
TreeHouse Foods Incorporated †	9,540	903,438

		1,708,992

Household Products: 1.26%
The Procter & Gamble Company	12,296	996,468

Personal Products: 0.53%
Herbalife Limited †«	7,190	416,229

Energy: 11.08%

Energy Equipment & Services: 0.79%
Baker Hughes Incorporated	7,892	366,031
Noble Corporation plc «	30,604	255,237

		621,268

Oil, Gas & Consumable Fuels: 10.29%
Chevron Corporation	11,430	1,154,430
ConocoPhillips	19,177	839,761
Exxon Mobil Corporation	29,377	2,615,141
Kinder Morgan Incorporated	69,137	1,249,997
Noble Energy Incorporated	35,551	1,270,948

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corporation	18,516	$1,012,825

		8,143,102

Financials: 28.83%

Banks: 10.71%
Bank of America Corporation	98,811	1,461,415
BOK Financial Corporation «	20,150	1,284,361
Citigroup Incorporated	31,329	1,458,992
First Republic Bank	11,924	863,417
JPMorgan Chase & Company	32,086	2,094,253
KeyCorp	31,683	406,176
SunTrust Banks Incorporated	20,655	905,102

		8,473,716

Capital Markets: 4.62%
Affiliated Managers Group Incorporated †	5,309	921,218
Ameriprise Financial Incorporated	16,468	1,674,302
Goldman Sachs Group Incorporated	6,635	1,058,150

		3,653,670

Insurance: 7.43%
American International Group Incorporated	28,858	1,670,301
Arthur J. Gallagher & Company	21,660	1,046,828
Chubb Limited	7,121	901,590
Endurance Specialty Holdings Limited	11,667	792,423
MetLife Incorporated	32,223	1,467,758

		5,878,900

REITs: 6.07%
Alexandria Real Estate Equities Incorporated	18,859	1,827,437
Equity Residential	8,391	580,741
Pebblebrook Hotel Trust	23,015	580,438
Prologis Incorporated	18,228	866,377
VEREIT Incorporated	98,744	946,955

		4,801,948

Health Care: 12.74%

Biotechnology: 3.40%
AbbVie Incorporated	10,500	660,765
Baxalta Incorporated	33,576	1,518,642
Gilead Sciences Incorporated	5,874	511,390

		2,690,797

Health Care Equipment & Supplies: 1.05%
Medtronic plc	10,277	827,093

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	69

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Health Care Providers & Services: 1.81%
Cigna Corporation	5,586	$715,622
HCA Holdings Incorporated †	9,201	717,862

		1,433,484

Pharmaceuticals: 6.48%
Allergan plc †	4,409	1,039,422
Johnson & Johnson	7,673	864,670
Mallinckrodt plc †	12,316	780,342
Merck & Company Incorporated	16,634	935,829
Pfizer Incorporated	43,334	1,503,690

		5,123,953

Industrials: 10.72%

Aerospace & Defense: 2.19%
Curtiss-Wright Corporation	11,704	974,007
Raytheon Company	5,865	760,515

		1,734,522

Airlines: 0.57%
United Continental Holdings Incorporated †	9,972	449,637

Electrical Equipment: 0.93%
Eaton Corporation plc	11,922	734,753

Industrial Conglomerates: 1.66%
General Electric Company	43,387	1,311,589

Machinery: 1.67%
Stanley Black & Decker Incorporated	11,659	1,319,566

Professional Services: 1.01%
Robert Half International Incorporated	19,238	796,799

Road & Rail: 1.65%
Hertz Global Holdings Incorporated †	51,571	499,723
Norfolk Southern Corporation	9,605	807,396

		1,307,119

Trading Companies & Distributors: 1.04%
HD Supply Holdings Incorporated †	23,467	828,385

Information Technology: 11.06%

Electronic Equipment, Instruments & Components: 2.54%
Synnex Corporation	14,052	1,280,137
TE Connectivity Limited	12,197	731,820

		2,011,957

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Internet Software & Services: 1.41%
Alphabet Incorporated Class C †	1,511	$1,111,673

IT Services: 1.04%
Alliance Data Systems Corporation †	3,690	819,881

Semiconductors & Semiconductor Equipment: 2.68%
NXP Semiconductors NV †	14,944	1,412,059
Skyworks Solutions Incorporated	10,610	708,324

		2,120,383

Software: 0.58%
Citrix Systems Incorporated †	5,365	455,596

Technology Hardware, Storage & Peripherals: 2.81%
Apple Incorporated	7,084	707,408
NCR Corporation †	49,182	1,518,740

		2,226,148

Materials: 3.37%

Chemicals: 1.88%
Cabot Corporation	11,987	547,926
FMC Corporation	19,782	939,447

		1,487,373

Containers & Packaging: 1.49%
Crown Holdings Incorporated †	17,198	897,220
WestRock Company	7,162	283,687

		1,180,907

Telecommunication Services: 2.27%

Diversified Telecommunication Services: 2.27%
AT&T Incorporated	22,762	891,132
Verizon Communications Incorporated	17,752	903,577

		1,794,709

Utilities: 4.23%

Electric Utilities: 3.13%
Duke Energy Corporation	15,256	1,193,477
The Southern Company	25,977	1,284,303

		2,477,780

Gas Utilities: 1.10%
Atmos Energy Corporation	11,944	870,718

Total Common Stocks (Cost $66,303,876)		77,925,106

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	71

LARGE COMPANY VALUE PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 3.64%

Investment Companies: 3.64%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	1,759,295	$1,759,295
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	1,123,879	1,123,879

Total Short-Term Investments (Cost $2,883,174)			2,883,174

Total investments in securities (Cost $69,187,050) *	102.14%	80,808,280
Other assets and liabilities, net	(2.14)	(1,693,450)

Total net assets	100.00%	$79,114,830

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $70,181,391 and unrealized gains (losses) consists of:

Gross unrealized gains	$13,775,938
Gross unrealized losses	(3,149,049)

Net unrealized gains	$10,626,889

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.39%

Consumer Discretionary: 14.01%

Auto Components: 1.32%
Gentherm Incorporated †	324,905	$11,885,025
Tower International Incorporated	178,475	3,867,553

		15,752,578

Diversified Consumer Services: 1.01%
Houghton Mifflin Harcourt Company †	703,180	12,094,696

Hotels, Restaurants & Leisure: 3.44%
Del Taco Restaurants Incorporated †	660,890	6,172,713
Extended Stay America Incorporated	681,120	9,712,771
Krispy Kreme Doughnuts Incorporated †	537,600	11,493,888
SeaWorld Entertainment Incorporated «	313,480	5,473,361
Zoe’s Kitchen Incorporated †«	226,470	8,361,272

		41,214,005

Household Durables: 0.99%
Tempur-Pedic International Incorporated †	96,410	5,612,990
William Lyon Homes Class A †«	388,969	6,309,077

		11,922,067

Leisure Products: 0.30%
Malibu Boats Incorporated Class A †	262,490	3,569,864

Media: 2.44%
IMAX Corporation †	481,153	16,041,641
Lions Gate Entertainment Corporation «	357,164	7,964,757
Media General Incorporated †	289,410	5,163,074

		29,169,472

Specialty Retail: 3.80%
Burlington Stores Incorporated †	188,080	11,352,509
Chico’s FAS Incorporated	525,617	5,702,944
Dick’s Sporting Goods Incorporated	241,689	10,368,458
Monro Muffler Brake Incorporated	124,471	7,835,449
Party City Holdco Incorporated †	730,240	10,179,546

		45,438,906

Textiles, Apparel & Luxury Goods: 0.71%
Kate Spade & Company †	388,780	8,498,731

Consumer Staples: 2.60%

Food Products: 1.78%
Amplify Snack Brands Incorporated †«	723,199	9,437,747
WhiteWave Foods Company †	265,936	11,874,042

		21,311,789

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	73

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Household Products: 0.82%
Central Garden & Pet Company †	60,890	$1,137,425
Central Garden & Pet Company Class A †	475,575	8,669,732

		9,807,157

Energy: 2.69%

Oil, Gas & Consumable Fuels: 2.69%
Diamondback Energy Incorporated †	110,139	10,017,142
GasLog Limited «	483,053	6,014,010
Memorial Resource Development Corporation †	354,153	5,595,617
QEP Resources Incorporated	568,950	10,599,539

		32,226,308

Financials: 9.41%

Banks: 2.55%
ServisFirst Bancshares Incorporated «	165,480	8,611,579
Signature Bank †	69,675	9,406,125
SVB Financial Group †	113,342	12,490,288

		30,507,992

Capital Markets: 3.25%
Evercore Partners Incorporated Class A	301,814	15,694,328
Stifel Financial Corporation †	258,781	9,776,746
Virtu Financial Incorporated Class A	436,538	7,774,742
Virtus Investment Partners Incorporated	69,078	5,623,640

		38,869,456

Insurance: 1.17%
Argo Group International Holdings Limited	265,607	13,984,214

REITs: 1.19%
QTS Realty Trust Incorporated Class A	275,695	14,245,161

Thrifts & Mortgage Finance: 1.25%
Essent Group Limited †	684,644	14,966,318

Health Care: 23.15%

Biotechnology: 3.91%
Alder Biopharmaceuticals Incorporated †«	180,740	5,434,852
Alnylam Pharmaceuticals Incorporated †	100,665	7,219,694
Cepheid Incorporated †	330,687	9,262,543
Flexion Therapeutics Incorporated †	379,627	6,620,695
Intrexon Corporation «	148,882	4,576,633
Portola Pharmaceuticals Incorporated †	214,134	5,884,402
Radius Health Incorporated †«	112,560	4,081,426
Tesaro Incorporated †«	80,082	3,707,797

		46,788,042

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Health Care Equipment & Supplies: 8.29%
Accuray Incorporated †«	1,254,478	$6,836,905
Analogic Corporation	128,080	10,502,560
Atricure Incorporated †	452,413	6,555,464
Cerus Corporation †«	1,721,148	9,569,583
Dexcom Incorporated †	154,016	9,932,492
Inogen Incorporated †	260,165	12,420,277
LDR Holding Corporation †	411,724	8,658,556
Nevro Corporation †«	177,490	12,374,603
Novocure Limited †«	412,470	4,590,791
The Spectranetics Corporation †«	491,654	9,007,101
Wright Medical Group NV †	452,394	8,749,300

		99,197,632

Health Care Providers & Services: 6.49%
Adeptus Health Incorporated Class A †«	160,667	11,487,691
AMN Healthcare Services Incorporated †	333,325	12,446,356
Capital Senior Living Corporation †	536,030	9,803,989
HealthEquity Incorporated †	538,630	13,902,040
LifePoint Hospitals Incorporated †	146,046	9,681,389
Surgery Partners Incorporated †	555,680	7,643,378
Teladoc Incorporated †«	376,900	4,307,967
The Ensign Group Incorporated	420,510	8,347,124

		77,619,934

Health Care Technology: 1.80%
Cotiviti Holdings Incorporated †	260,329	4,753,608
Evolent Health Incorporated Class A †«	602,380	9,228,462
Medidata Solutions Incorporated †	165,162	7,587,542

		21,569,612

Life Sciences Tools & Services: 1.51%
ICON plc ADR †	256,392	18,060,252

Pharmaceuticals: 1.15%
Cempra Holdings Incorporated †«	268,840	5,051,504
Pacira Pharmaceuticals Incorporated †«	188,200	8,753,182

		13,804,686

Industrials: 16.42%

Air Freight & Logistics: 1.30%
Hub Group Incorporated Class A †	388,019	15,528,520

Building Products: 5.00%
A.O. Smith Corporation	177,204	14,583,889
Apogee Enterprises Incorporated	314,635	14,227,795
Masonite International Corporation †	130,680	9,125,384
NCI Building Systems Incorporated †	779,634	12,552,107
PGT Incorporated †	870,941	9,336,488

		59,825,663

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	75

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Commercial Services & Supplies: 3.82%
Copart Incorporated †	333,795	$16,526,190
KAR Auction Services Incorporated	259,840	10,663,834
Mobile Mini Incorporated	279,215	9,618,957
West Corporation	423,880	8,943,868

		45,752,849

Construction & Engineering: 1.69%
Chicago Bridge & Iron Company NV	254,619	9,736,631
Granite Construction Incorporated	243,290	10,444,440

		20,181,071

Machinery: 0.91%
Wabash National Corporation †	770,303	10,922,897

Professional Services: 1.98%
On Assignment Incorporated †	341,274	12,855,792
RPX Corporation †	437,894	4,400,835
TrueBlue Incorporated †	325,860	6,455,287

		23,711,914

Road & Rail: 1.49%
Genesee & Wyoming Incorporated Class A †	166,147	9,980,450
Swift Transportation Company †«	502,826	7,834,029

		17,814,479

Trading Companies & Distributors: 0.23%
Siteone Landscape Supply Incorporated †	99,688	2,804,223

Information Technology: 27.06%

Communications Equipment: 1.35%
Ciena Corporation †	420,890	7,348,739
Infinera Corporation †	673,912	8,834,986

		16,183,725

Electronic Equipment, Instruments & Components: 0.74%
OSI Systems Incorporated †	165,436	8,814,430

Internet Software & Services: 6.27%
2U Incorporated †«	431,071	12,001,017
Benefitfocus Incorporated †«	273,850	10,053,034
Cornerstone OnDemand Incorporated †	366,620	14,668,466
Hortonworks Incorporated †«	592,020	6,914,794
Marketo Incorporated †	429,220	15,121,421
Pandora Media Incorporated †«	528,370	6,229,482
Shopify Incorporated Class A †«	344,870	10,101,242

		75,089,456

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

IT Services: 2.88%
Acxiom Corporation †		605,560	$12,825,761
Maximus Incorporated		190,500	10,982,325
Vantiv Incorporated Class A †		197,360	10,612,047

			34,420,133

Semiconductors & Semiconductor Equipment: 6.17%
Applied Micro Circuits Corporation †		1,207,237	7,943,619
Cypress Semiconductor Corporation		1,143,754	12,158,105
FormFactor Incorporated †		1,103,995	7,915,644
Microsemi Corporation †		394,190	13,335,448
Nanometrics Incorporated †		324,399	6,040,309
Silicon Motion Technology Corporation «		246,514	10,957,547
Teradyne Incorporated		780,857	15,468,777

			73,819,449

Software: 9.65%
Cadence Design Systems Incorporated †		614,135	15,181,417
CyberArk Software Limited †«		239,950	10,898,529
PTC Incorporated †		414,545	14,815,838
Qlik Technologies Incorporated †		530,453	15,224,001
Secureworks Corporation Class A †«		273,420	3,777,297
SS&C Technologies Holdings Incorporated		349,948	21,553,297
Synchronoss Technologies Incorporated †		220,910	7,791,496
The Rubicon Project Incorporated †		652,224	9,555,082
Ultimate Software Group Incorporated †		45,881	9,381,747
Zendesk Incorporated †		296,733	7,266,991

			115,445,695

Materials: 2.05%

Chemicals: 0.17%
Calgon Carbon Corporation		133,782	1,990,676

Metals & Mining: 0.91%
Steel Dynamics Incorporated		440,383	10,873,056

Paper & Forest Products: 0.97%
Boise Cascade Company †		507,067	11,642,258

Total Common Stocks (Cost $1,086,280,944)			1,165,439,366

Yield
Short-Term Investments: 16.01%

Investment Companies: 16.01%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	151,177,536	151,177,536
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	40,370,488	40,370,488

Total Short-Term Investments (Cost $191,548,024)			191,548,024

Total investments in securities (Cost $1,277,828,968) *	113.40%	1,356,987,390
Other assets and liabilities, net	(13.40)	(160,390,950)

Total net assets	100.00%	$1,196,596,440

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	77

SMALL COMPANY GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,301,744,639 and unrealized gains (losses) consists of:

Gross unrealized gains	$153,262,207
Gross unrealized losses	(98,019,456)

Net unrealized gains	$55,242,751

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.11%

Consumer Discretionary: 14.49%

Auto Components: 1.80%
American Axle & Manufacturing Holdings Incorporated †	135,919	$2,265,764
Metaldyne Performance Group Incorporated	101,000	1,646,300

		3,912,064

Automobiles: 1.16%
Thor Industries Incorporated	38,950	2,531,750

Hotels, Restaurants & Leisure: 0.66%
ClubCorp Holdings Incorporated	119,494	1,442,293

Household Durables: 1.25%
Beazer Homes Incorporated †	153,160	1,202,306
WCI Communities Incorporated †	87,500	1,505,875

		2,708,181

Media: 2.72%
Lions Gate Entertainment Corporation	128,600	2,867,780
Scholastic Corporation	78,023	3,046,798

		5,914,578

Specialty Retail: 4.92%
Asbury Automotive Group Incorporated †	32,109	1,801,315
Ascena Retail Group Incorporated †	196,620	1,419,596
GNC Holdings Incorporated Class A	61,770	1,609,109
Outerwall Incorporated «	54,010	2,227,913
Rent-A-Center Incorporated	116,600	1,535,622
Urban Outfitters Incorporated †	74,250	2,118,353

		10,711,908

Textiles, Apparel & Luxury Goods: 1.98%
G-III Apparel Group Limited †	53,900	2,108,568
Oxford Industries Incorporated	34,700	2,198,939

		4,307,507

Consumer Staples: 2.42%

Food & Staples Retailing: 1.17%
SUPERVALU Incorporated †	247,150	1,144,305
United Natural Foods Incorporated †	38,020	1,416,625

		2,560,930

Food Products: 1.25%
Darling Ingredients Incorporated †	176,810	2,714,034

Energy: 6.42%

Energy Equipment & Services: 1.09%
RPC Incorporated «	160,300	2,364,425

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	79

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 5.33%
Callon Petroleum Company †	187,300	$2,133,347
Carrizo Oil & Gas Incorporated †	50,600	1,948,100
Delek US Holdings Incorporated	122,500	1,688,050
Parsley Energy Incorporated Class A †	75,800	1,976,106
RSP Permian Incorporated †	58,540	1,927,722
Scorpio Tankers Incorporated	327,000	1,922,760

		11,596,085

Financials: 39.49%

Banks: 18.42%
BancorpSouth Incorporated	103,592	2,474,813
BankUnited Incorporated	72,150	2,388,165
Cathay General Bancorp	73,000	2,249,860
ConnectOne Bancorp Incorporated	81,120	1,284,941
Customers Bancorp Incorporated †	59,400	1,597,266
FCB Financial Holdings Class A †	63,600	2,351,292
Great Western Bancorp Incorporated	100,940	3,433,979
Pinnacle Financial Partners Incorporated	44,960	2,211,133
PrivateBancorp Incorporated	67,597	2,997,927
Renasant Corporation	75,600	2,601,396
Sterling BanCorp	163,800	2,696,148
Talmer Bancorp Incorporated Class A	155,400	3,098,676
Umpqua Holdings Corporation	130,600	2,088,294
Webster Financial Corporation	70,437	2,758,313
Western Alliance Bancorp †	89,978	3,392,171
Wintrust Financial Corporation	45,977	2,449,195

		40,073,569

Capital Markets: 2.15%
HFF Incorporated Class A	66,400	2,138,080
Stifel Financial Corporation †	67,193	2,538,552

		4,676,632

Consumer Finance: 0.86%
PRA Incorporated †	67,770	1,864,353

Insurance: 5.28%
American Equity Investment Life Holding Company	101,108	1,638,961
Employers Holdings Incorporated	39,034	1,165,165
Horace Mann Educators Corporation	71,710	2,442,443
Kemper Corporation	50,310	1,625,516
OneBeacon Insurance Group Limited Class A	103,456	1,346,997
Primerica Incorporated «	58,063	3,257,915

		11,476,997

Real Estate Management & Development: 0.75%
Alexander & Baldwin Incorporated	43,581	1,641,260

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

REITs: 12.03%
Brandywine Realty Trust	162,900	$2,572,191
Corporate Office Properties Trust	100,500	2,716,515
Equity Commonwealth †	106,100	3,065,229
Four Corners Property Trust Incorporated	122,100	2,373,624
Highwoods Properties Incorporated	54,100	2,632,506
Kite Realty Group Trust	79,200	2,128,104
National Health Investors Incorporated	32,400	2,262,492
Parkway Properties Incorporated	130,297	2,273,683
Ramco-Gershenson Properties Trust	150,221	2,705,480
Sabra Health Care REIT Incorporated	82,600	1,729,644
Sunstone Hotel Investors Incorporated	143,180	1,723,887

		26,183,355

Health Care: 3.82%

Health Care Equipment & Supplies: 0.71%
Merit Medical Systems Incorporated †	82,810	1,554,344

Health Care Providers & Services: 3.11%
Kindred Healthcare Incorporated	155,700	1,848,159
Molina Healthcare Incorporated †	57,260	2,773,102
Select Medical Holdings Corporation †	168,420	2,133,881

		6,755,142

Industrials: 7.78%

Commercial Services & Supplies: 1.03%
Quad Graphics Incorporated	116,460	2,237,197

Construction & Engineering: 2.82%
Argan Incorporated	62,300	2,161,810
KBR Incorporated	116,490	1,694,930
Tutor Perini Corporation †	100,795	2,279,983

		6,136,723

Electrical Equipment: 1.29%
Generac Holdings Incorporated †	74,060	2,807,615

Machinery: 1.51%
Chart Industries Incorporated †	83,380	2,164,545
NN Incorporated «	67,190	1,119,385

		3,283,930

Trading Companies & Distributors: 1.13%
Air Lease Corporation	81,800	2,458,090

Information Technology: 14.87%

Communications Equipment: 1.85%
ARRIS International plc †	92,313	2,224,743
NetScout Systems Incorporated †	73,530	1,788,830

		4,013,573

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	81

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 3.75%
Anixter International Incorporated †	28,320	$1,704,864
Belden Incorporated	35,040	2,266,037
Jabil Circuit Incorporated	113,640	2,168,251
VeriFone Systems Incorporated †	76,800	2,027,520

		8,166,672

Internet Software & Services: 1.73%
Blucora Incorporated †	195,660	1,757,027
IAC/InterActive Corp	35,940	2,008,327

		3,765,354

IT Services: 1.01%
Cardtronics Incorporated †	56,110	2,204,562

Semiconductors & Semiconductor Equipment: 3.76%
Cirrus Logic Incorporated †	65,270	2,349,720
Integrated Device Technology Incorporated †	92,580	2,161,743
Veeco Instruments Incorporated †	73,530	1,308,099
Xcerra Corporation †	362,971	2,370,201

		8,189,763

Software: 1.09%
EPIQ Systems Incorporated	42,760	651,235
Mentor Graphics Corporation	79,807	1,711,062

		2,362,297

Technology Hardware, Storage & Peripherals: 1.68%
Avid Technology Incorporated †	219,320	1,304,954
Super Micro Computer Incorporated †	89,220	2,341,133

		3,646,087

Materials: 3.98%

Chemicals: 2.96%
A. Schulman Incorporated	84,600	2,141,226
Cabot Corporation	42,400	1,938,104
Chemtura Corporation †	88,513	2,361,527

		6,440,857

Metals & Mining: 1.02%
Ferroglobe plc	243,240	2,218,349

Utilities: 4.84%

Electric Utilities: 2.86%
El Paso Electric Company	44,141	1,971,337
PNM Resources Incorporated	60,087	1,973,257
Portland General Electric Company	55,124	2,270,006

		6,214,600

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Gas Utilities: 0.51%
Southwest Gas Corporation			16,060	$1,115,046

Multi-Utilities: 1.47%
Avista Corporation			79,710	3,205,936

Total Common Stocks (Cost $191,380,274)				213,456,058

		Expiration date
Warrants: 0.00%

Health Care: 0.00%

Health Care Equipment & Supplies: 0.00%
EnteroMedics Incorporated †(a)		6-13-2016	9,104	0

Total Warrants (Cost $0)				0

	Yield
Short-Term Investments: 4.98%

Investment Companies: 4.98%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%		5,965,825	5,965,825
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41		4,875,803	4,875,803

Total Short-Term Investments (Cost $10,841,628)				10,841,628

Total investments in securities (Cost $202,221,902) *	103.09%	224,297,686
Other assets and liabilities, net	(3.09)	(6,727,916)

Total net assets	100.00%	$217,569,770

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $202,899,156 and unrealized gains (losses) consists of:

Gross unrealized gains	$34,100,284
Gross unrealized losses	(12,701,754)

Net unrealized gains	$21,398,530

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	83

CORE BOND PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 30.53%
FHLMC	3.00%	2-15-2045	$19,734,107	$20,112,137	0.46%
FHLMC	1.13-7.00	8-1-2017 to 4-1-2046	181,825,901	193,227,923	4.47
FHLMC	3.50	7-1-2032	15,970,400	16,975,238	0.39
FHLMC	3.50	4-1-2044	16,257,869	17,198,235	0.40
FHLMC	3.50	12-1-2045	14,237,054	14,991,659	0.35
FHLMC	3.50	2-1-2046	15,782,716	16,620,139	0.38
FHLMC %%	3.50	8-16-2046	67,700,000	70,571,956	1.63
FHLMC	4.00	8-1-2044	20,216,471	21,888,997	0.50
FHLMC	4.00	10-1-2045	14,278,557	15,358,973	0.35
FHLMC %%	4.00	7-14-2046	22,600,000	24,070,270	0.55
FHLMC Series 300 Class 300	3.00	1-15-2043	18,852,363	19,215,529	0.44
FNMA	0.00-8.16	4-1-2017 to 6-13-2046	381,070,503	404,080,072	9.30
FNMA	3.00	10-25-2042	17,620,845	17,947,513	0.41
FNMA	3.00	6-1-2043	14,511,441	14,929,579	0.34
FNMA	3.50	5-1-2031	12,277,838	13,123,375	0.30
FNMA	3.50	11-1-2035	11,089,398	11,759,608	0.27
FNMA	3.50	6-1-2045	18,189,829	19,162,602	0.44
FNMA	3.50	8-1-2045	11,133,388	11,728,810	0.27
FNMA	3.50	4-1-2046	18,707,016	19,752,827	0.46
FNMA %%	3.50	8-16-2046	25,300,000	26,402,922	0.61
FNMA	4.00	9-1-2043	11,153,542	12,034,251	0.28
FNMA	4.00	12-1-2044	12,945,627	14,049,558	0.32
FNMA	4.00	6-1-2045	13,076,370	14,191,462	0.33
FNMA	4.50	2-1-2044	14,393,935	15,894,690	0.37
GNMA	3.00-5.00	3-15-2041 to 6-21-2046	66,418,696	71,336,967	1.64
GNMA	3.00	8-23-2046	75,600,000	77,918,180	1.80
GNMA %%	3.50	8-23-2046	96,100,000	101,149,046	2.33
GNMA %%	4.00	2-20-2046	32,980,001	35,208,766	0.81
Other securities				14,591,330	0.33

Total Agency Securities (Cost $1,319,170,583)				1,325,492,614	30.53

Asset-Backed Securities: 13.21%
Ally Master Owner Trust Series 2012-5 Class A	1.54	9-15-2019	13,065,000	13,080,442	0.30
Capital Auto Receivables Asset Trust	1.39-2.01	2-20-2018 to 10-20-2020	74,929,605	75,085,096	1.72
Capital One Multi Asset Execution Trust 2016-A1 Class A1 ±	0.90	2-15-2022	17,837,000	17,898,939	0.41
Discover Card Execution Note Series 2016-A2 Class A2 ±	0.97	9-15-2021	16,036,000	16,130,398	0.37
Ford Credit Auto Owner Trust	0.57-2.44	10-15-2017 to 1-15-2027	29,620,260	29,897,230	0.68
Ford Credit Auto Owner Trust Series 2016-1 Class A	2.31	8-15-2027	14,875,000	15,006,009	0.35
SLM Student Loan Trust	0.68-4.37	4-25-2019 to 1-25-2072	133,292,178	128,674,193	2.96
SMB Private Education Loan Trust	1.03-2.98	7-15-2022 to 5-15-2031	64,510,684	64,383,276	1.49
Synchrony Credit Card Master Note Trust Series 2016-2 Class A	2.21	5-15-2024	12,411,000	12,410,516	0.29
Other securities				201,066,440	4.64

Total Asset-Backed Securities (Cost $575,588,312)				573,632,539	13.21

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2016

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Corporate Bonds and Notes: 18.68%

Consumer Discretionary: 1.47%

Automobiles: 0.39%
Other securities				$16,790,759	0.39%

Hotels, Restaurants & Leisure: 0.21%
Other securities				9,333,120	0.21

Household Durables: 0.12%
Other securities				5,323,211	0.12

Media: 0.75%
Other securities				32,431,634	0.75

Consumer Staples: 1.79%

Beverages: 0.55%
Anheuser-Busch InBev Finance Company	3.65%	2-1-2026	$11,459,000	11,908,136	0.27
Other securities				12,195,876	0.28

				24,104,012	0.55

Food & Staples Retailing: 0.22%
Other securities				9,490,939	0.22

Food Products: 0.64%
Other securities				27,665,603	0.64

Tobacco: 0.38%
Other securities				16,495,109	0.38

Energy: 2.19%

Energy Equipment & Services: 0.12%
Other securities				5,100,096	0.12

Oil, Gas & Consumable Fuels: 2.07%
Other securities				89,794,938	2.07

Financials: 6.62%

Banks: 1.96%
Other securities				84,870,363	1.96

Capital Markets: 1.47%
Morgan Stanley	4.00	7-23-2025	14,175,000	14,883,509	0.34
Other securities				48,796,760	1.13

				63,680,269	1.47

Consumer Finance: 1.26%
Other securities				54,689,470	1.26

Diversified Financial Services: 0.41%
Other securities				18,004,368	0.41

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	85

CORE BOND PORTFOLIO

Security name	Value	Percent of net assets

Insurance: 0.56%
Other securities	$24,416,968	0.56%

IT Services: 0.08%
Other securities	3,627,502	0.08

REITs: 0.81%
Other securities	34,986,918	0.81

Health Care: 1.26%

Biotechnology: 0.62%
Other securities	27,065,449	0.62

Health Care Providers & Services: 0.24%
Other securities	10,330,033	0.24

Pharmaceuticals: 0.40%
Other securities	17,152,759	0.40

Industrials: 0.90%

Aerospace & Defense: 0.39%
Other securities	16,878,061	0.39

Air Freight & Logistics: 0.07%
Other securities	3,042,489	0.07

Construction & Engineering: 0.05%
Other securities	2,051,187	0.05

Road & Rail: 0.33%
Other securities	14,331,886	0.33

Transportation Infrastructure: 0.06%
Other securities	2,872,293	0.06

Information Technology: 1.12%

IT Services: 0.39%
Other securities	17,009,696	0.39

Semiconductors & Semiconductor Equipment: 0.19%
Other securities	8,081,238	0.19

Technology Hardware, Storage & Peripherals: 0.54%
Other securities	23,380,313	0.54

Materials: 0.24%

Chemicals: 0.08%
Other securities	3,409,272	0.08

Containers & Packaging: 0.09%
Other securities	3,845,910	0.09

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2016

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Metals & Mining: 0.07%
Other securities				$3,177,317	0.07%

Telecommunication Services: 1.57%

Diversified Telecommunication Services: 1.57%
AT&T Incorporated	2.80-4.80%	2-17-2021 to 6-15-2044	$48,304,000	49,578,672	1.14
Other securities				18,544,041	0.43

				68,122,713	1.57

Utilities: 1.59%

Electric Utilities: 1.03%
Other securities				44,726,698	1.03

Gas Utilities: 0.11%
Other securities				4,745,775	0.11

Multi-Utilities: 0.45%
Other securities				19,639,222	0.45

Total Corporate Bonds and Notes (Cost $793,938,757)				810,667,590	18.68

Municipal Obligations: 0.92%

California: 0.27%
Other securities				11,581,748	0.27

Nevada: 0.19%
Other securities				8,326,483	0.19

New Jersey: 0.16%
Other securities				6,984,507	0.16

New York: 0.12%
Other securities				5,337,684	0.12

Ohio: 0.03%
Other securities				1,465,329	0.03

Texas: 0.15%
Other securities				6,258,708	0.15

Total Municipal Obligations (Cost $32,423,389)				39,954,459	0.92

Non-Agency Mortgage-Backed Securities: 3.10%
Other securities				134,383,718	3.10

Total Non-Agency Mortgage-Backed Securities (Cost $131,754,696)				134,383,718	3.10

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	87

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities: 30.51%
U.S. Treasury Bond	2.50%	2-15-2046	$97,270,000	$94,348,106	2.17%
U.S. Treasury Bond	2.50	5-15-2046	21,802,000	21,169,241	0.49
U.S. Treasury Bond ##	2.88	8-15-2045	28,446,000	29,807,198	0.69
U.S. Treasury Note	0.75	1-31-2018	117,195,000	116,984,401	2.69
U.S. Treasury Note	0.75	4-30-2018	37,441,000	37,348,858	0.86
U.S. Treasury Note	0.88	11-30-2017	17,550,000	17,562,338	0.40
U.S. Treasury Note	0.88	3-31-2018	145,749,000	145,737,632	3.36
U.S. Treasury Note	0.88	5-31-2018	31,597,000	31,590,839	0.73
U.S. Treasury Note	0.88	4-15-2019	156,804,000	156,130,213	3.60
U.S. Treasury Note ##	0.88	5-15-2019	162,591,000	161,828,773	3.73
U.S. Treasury Note	1.00	5-15-2018	31,525,000	31,587,798	0.73
U.S. Treasury Note	1.25	3-31-2021	24,971,000	24,820,774	0.57
U.S. Treasury Note	1.38	1-31-2021	208,632,000	208,697,093	4.81
U.S. Treasury Note	1.38	5-31-2021	108,284,000	108,300,892	2.49
U.S. Treasury Note	1.63	11-30-2020	63,040,000	63,830,459	1.47
U.S. Treasury Note	1.63	5-31-2023	16,178,000	16,107,221	0.37
U.S. Treasury Note	1.63	2-15-2026	29,111,000	28,513,992	0.66
U.S. Treasury Note	1.63	5-15-2026	30,682,000	30,074,343	0.69

Total U.S. Treasury Securities (Cost $1,322,216,760)				1,324,440,171	30.51

Yankee Corporate Bonds and Notes: 5.22%

Consumer Discretionary: 0.20%

Media: 0.20%
Other securities				8,574,676	0.20

Energy: 0.68%

Oil, Gas & Consumable Fuels: 0.68%
Other securities				29,720,643	0.68

Financials: 3.25%

Banks: 2.62%
Other securities				113,661,490	2.62

Consumer Finance: 0.14%
Other securities				6,064,000	0.14

Diversified Financial Services: 0.35%
Other securities				15,352,266	0.35

Insurance: 0.14%
Other securities				6,005,914	0.14

Health Care: 0.66%

Pharmaceuticals: 0.66%
Other securities				28,544,631	0.66

Industrials: 0.07%

Marine: 0.07%
Other securities				3,165,798	0.07

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Allocation Funds	Summary portfolio of investments—May 31, 2016

CORE BOND PORTFOLIO

Security name			Value	Percent of net assets

Information Technology: 0.09%

Internet Software & Services: 0.09%
Other securities			$3,939,050	0.09%

Materials: 0.19%

Chemicals: 0.04%
Other securities			1,713,181	0.04

Metals & Mining: 0.15%
Other securities			6,378,982	0.15

Utilities: 0.08%

Electric Utilities: 0.08%
Other securities			3,426,208	0.08

Total Yankee Corporate Bonds and Notes (Cost $224,850,713)			226,546,839	5.22

Yankee Government Bonds: 2.19%
Other securities			95,050,298	2.19

Total Yankee Government Bonds (Cost $93,245,320)			95,050,298	2.19

	Yield	Shares
Short-Term Investments: 4.57%

Investment Companies: 4.57%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)##	0.41%	198,368,365	198,368,365	4.57

Total Short-Term Investments (Cost $198,368,365)			198,368,365	4.57

Total investments in securities (Cost $4,691,556,895) *			4,728,536,593	108.93
Other assets and liabilities, net			(387,701,535)	(8.93)

Total net assets			$4,340,835,058	100.00%

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $4,697,050,907 and unrealized gains (losses) consists of:

Gross unrealized gains	$47,813,964
Gross unrealized losses	(16,328,278)

Net unrealized gains	$31,485,686

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	89

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 29.90%
FHLMC	3.50%	9-1-2032	$1,018,735	$1,080,181
FHLMC	3.50	4-1-2043	1,675,535	1,756,016
FHLMC	3.50	5-1-2044	733,840	773,306
FHLMC	4.00	4-1-2044	918,722	994,735
FHLMC	4.00	8-1-2044	685,596	739,389
FHLMC Structured Pass-Through Securities Series T-20 Class A6	7.50	9-25-2029	62,952	66,223
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	1,097,153	1,313,351
FNMA (a)	2.51	6-1-2046	970,000	990,613
FNMA	2.57	9-1-2019	527,552	542,398
FNMA	2.57	9-1-2019	528,178	543,047
FNMA	2.73	1-1-2023	576,575	600,989
FNMA	2.73	9-1-2023	592,853	613,965
FNMA	2.76	4-1-2021	1,089,536	1,119,279
FNMA	2.78	10-1-2020	550,000	573,434
FNMA	2.85	12-1-2023	590,000	617,089
FNMA	2.90	3-1-2023	597,093	624,283
FNMA	2.96	6-1-2022	520,055	537,600
FNMA	3.00	12-1-2032	69,259	72,061
FNMA	3.03	11-1-2022	584,797	605,990
FNMA	3.07	2-1-2026	360,000	380,105
FNMA	3.08	1-1-2026	480,000	507,203
FNMA	3.31	6-1-2021	550,000	582,339
FNMA	3.35	1-1-2028	280,000	300,896
FNMA	3.50	9-1-2032	1,903,311	2,009,525
FNMA	3.50	10-1-2032	978,186	1,033,205
FNMA	3.50	11-1-2042	366,320	385,950
FNMA	3.50	11-1-2042	520,012	545,028
FNMA	3.50	2-1-2043	279,679	293,167
FNMA	3.50	4-1-2046	298,196	313,397
FNMA	3.50	6-13-2046	600,000	627,844
FNMA	5.00	9-1-2033	254,910	284,122
FNMA	5.50	2-1-2036	372,350	399,641
FNMA Series 2002-90 Class A2	6.50	11-25-2042	426,765	481,129
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	211,895	245,043
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	1,938,171	2,239,254
FNMA Series 2003-86 Class PT	4.50	9-25-2018	200,315	205,393
FNMA Series 2003-W4 Class 3A ±	6.44	10-25-2042	283,801	325,113
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	845,834	951,227
FNMA Series 2004-T3 Class A1	6.00	2-25-2044	1,171,703	1,341,595
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	192,648	227,746
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	1,119,584	1,334,622
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	399,053	470,784
FNMA Series 2006-M2 Class A2F ±	5.26	5-25-2020	357,573	364,614
GNMA	6.50	10-15-2023	28,269	32,327
GNMA	6.50	11-15-2023	14,333	16,390
GNMA	6.50	11-15-2023	4,468	5,110
GNMA	6.50	12-15-2023	20,562	23,514
GNMA	6.50	1-15-2024	36,252	41,455
GNMA	7.00	8-15-2027	93,434	105,994
SBA Series 2006-20B Class 1	5.35	2-1-2026	521,008	569,771

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)
SBA Series 2006-20H Class 1	5.70%	8-1-2026	$292,209	$326,111
SBA Series 2007-20J Class 1	5.57	10-1-2027	655,212	736,858
SBA Series 2013-20A Class 1	2.13	1-1-2033	493,211	494,705
SBA Series 2013-20J Class 1	3.37	10-1-2033	509,200	539,974
SBA Series 2014-10A Class 1	3.19	3-10-2024	715,531	749,564
SBA Series 2014-10B Class 1	3.02	9-10-2024	1,098,138	1,143,815
SBA Series 2014-20A Class 1	3.46	1-1-2034	426,894	456,198
SBA Series 2015-10B Class 1	2.83	9-10-2025	587,526	602,108
SBA Series 2015-20C Class 1	2.72	3-1-2035	550,231	565,279
SBA Series 2015-20E Class 1	2.77	5-1-2035	857,586	871,792
SBA Series 2015-20F Class 1	2.98	6-1-2035	587,138	611,515

Total Agency Securities (Cost $36,336,997)				37,905,371

Asset-Backed Securities: 4.20%
American Express Credit Accounts Series 2014-2 Class A	1.26	1-15-2020	570,000	571,433
Barclays Dryrock Issuance Trust Series 2014-3 Class A	2.41	7-15-2022	570,000	581,957
Capital Auto Receivables Asset Trust Series 2014-2 Class A3	1.26	5-21-2018	446,305	446,435
Capital Auto Receivables Asset Trust Series 2014-3 Class A3	1.48	11-20-2018	570,000	570,435
CNH Equipment Trust Series 2014-A Class A3	0.84	5-15-2019	302,612	302,196
CNH Equipment Trust Series 2015-A Class A4	1.85	4-15-2021	580,000	583,942
Ford Credit Auto Owner Trust Series 2015-2 Class A 144A	2.44	1-15-2027	600,000	610,125
Ford Credit Auto Owner Trust Series 2016-1 Class A 144A	2.31	8-15-2027	600,000	606,352
Green Tree Financial Corporation Series 1997-7 Class A8 ±	6.86	7-15-2028	5,106	5,118
Mississippi Higher Education Assistance Corporation Series 2014-1 Class A1 ±	1.12	10-25-2035	579,890	568,792
South Carolina Student Loan Corporation Series 2014-1 Class B ±	1.94	8-1-2035	500,000	479,196

Total Asset-Backed Securities (Cost $5,305,821)				5,325,981

Corporate Bonds and Notes: 32.44%

Consumer Discretionary: 3.48%

Automobiles: 0.34%
General Motors Company	4.88	10-2-2023	400,000	424,735

Diversified Consumer Services: 1.92%
Massachusetts Institute of Technology	3.96	7-1-2038	200,000	219,073
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	816,839
Northwestern University	4.64	12-1-2044	350,000	422,900
President and Fellows of Harvard College	3.53	10-1-2031	250,000	260,122
President and Fellows of Harvard College	5.63	10-1-2038	250,000	339,070
Service Corporation International	5.38	1-15-2022	360,000	375,750

				2,433,754

Media: 0.86%
Charter Communications 144A	4.91	7-23-2025	325,000	348,275
Lamar Media Corporation	5.88	2-1-2022	315,000	329,175
Time Warner Incorporated	3.40	6-15-2022	140,000	145,050
Time Warner Incorporated	3.60	7-15-2025	260,000	269,662

				1,092,162

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	91

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Textiles, Apparel & Luxury Goods: 0.36%
Hanesbrands Incorporated 144A	4.63%	5-15-2024	$200,000	$200,000
The William Carter Company	5.25	8-15-2021	250,000	258,750

				458,750

Consumer Staples: 1.08%

Beverages: 0.11%
Anheuser-Busch InBev Worldwide Incorporated	3.65	2-1-2026	140,000	145,487

Food & Staples Retailing: 0.52%
CVS Health Corporation	3.50	7-20-2022	120,000	126,610
SABMiller Holdings Incorporated 144A	3.75	1-15-2022	500,000	528,513

				655,123

Food Products: 0.25%
Kraft Foods Group Incorporated	3.50	6-6-2022	300,000	313,036

Household Products: 0.20%
The Procter & Gamble Company	5.50	2-1-2034	200,000	258,969

Energy: 3.85%

Energy Equipment & Services: 0.13%
Halliburton Company	3.80	11-15-2025	160,000	161,815

Oil, Gas & Consumable Fuels: 3.72%
Anadarko Petroleum Corporation	5.55	3-15-2026	150,000	159,885
Chevron Corporation	2.95	5-16-2026	250,000	250,873
Chevron Corporation	3.19	6-24-2023	250,000	259,742
Cimarex Energy Company	5.88	5-1-2022	350,000	366,710
Columbia Pipeline Group Company	2.45	6-1-2018	210,000	209,633
Concho Resources Incorporated	6.50	1-15-2022	375,000	387,188
ConocoPhillips Company	3.35	11-15-2024	370,000	371,825
Devon Energy Corporation	5.85	12-15-2025	130,000	135,312
EQT Corporation	8.13	6-1-2019	400,000	436,492
Exxon Mobil Corporation	3.04	3-1-2026	390,000	400,993
Florida Gas Transmission Company 144A	4.35	7-15-2025	230,000	222,255
Magellan Midstream Partners LP	5.00	3-1-2026	170,000	186,940
Marathon Oil Corporation	3.85	6-1-2025	410,000	358,910
Newfield Exploration Company	5.63	7-1-2024	249,000	247,755
Pioneer Natural Resource Company	4.45	1-15-2026	190,000	200,591
Plains All American Pipeline LP	4.65	10-15-2025	400,000	379,595
Southwestern Energy Company	4.95	1-23-2025	175,000	146,563

				4,721,262

Financials: 11.04%

Banks: 3.85%
Bank of America Corporation	3.95	4-21-2025	120,000	119,821
Bank of America Corporation	4.00	4-1-2024	700,000	736,721
Chase Capital VI ±	1.26	8-1-2028	1,000,000	813,150

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Citigroup Incorporated	3.30%	4-27-2025	$130,000	$130,908
Citigroup Incorporated	3.40	5-1-2026	250,000	251,340
Citigroup Incorporated	4.40	6-10-2025	100,000	102,732
CoreStates Capital Trust II 144A±	1.28	1-15-2027	750,000	628,125
Manufacturers & Traders Trust Company ±	1.65	12-28-2020	758,000	742,304
National Capital Commerce Incorporated ±(i)	1.61	4-1-2027	400,000	321,000
NTC Capital Trust Series A ±	1.15	1-15-2027	450,000	388,125
PNC Bank	3.25	6-1-2025	250,000	258,980
US Bancorp NA	2.95	7-15-2022	200,000	205,158
US Bancorp NA	3.10	4-27-2026	180,000	181,328

				4,879,692

Capital Markets: 1.26%
Goldman Sachs Capital II ±	4.00	12-29-2049	62,000	46,965
Goldman Sachs Group Incorporated	3.50	1-23-2025	265,000	267,260
Goldman Sachs Group Incorporated	4.25	10-21-2025	120,000	122,210
Goldman Sachs Group Incorporated	5.75	1-24-2022	200,000	229,220
Morgan Stanley	3.70	10-23-2024	100,000	103,312
Morgan Stanley	3.95	4-23-2027	180,000	179,466
Morgan Stanley	5.50	7-24-2020	350,000	390,877
The Bank of New York Mellon Corporation	3.25	9-11-2024	250,000	260,786

				1,600,096

Consumer Finance: 0.43%
American Honda Finance Corporation	2.45	9-24-2020	120,000	123,165
Caterpillar Financial Services Corporation	3.75	11-24-2023	150,000	162,091
Daimler Finance North America LLC 144A	2.38	8-1-2018	260,000	263,786

				549,042

Diversified Financial Services: 1.31%
Abay Leasing 2014 LLC	2.65	11-9-2026	503,125	518,431
ABB Treasury Center USA Incorporated 144A	4.00	6-15-2021	510,000	545,666
Berkshire Hathaway Incorporated	2.75	3-15-2023	210,000	215,213
CNH Industrial Capital LLC	3.38	7-15-2019	390,000	385,125

				1,664,435

Insurance: 1.42%
ACE INA Holdings Incorporated	2.88	11-3-2022	110,000	113,005
Minnesota Life Insurance Company 144A	8.25	9-15-2025	650,000	817,222
NLV Financial Corporation 144A	7.50	8-15-2033	565,000	639,611
Pacific LifeCorp 144A	6.00	2-10-2020	200,000	221,874

				1,791,712

REITs: 2.77%
AvalonBay Communities Incorporated	2.95	9-15-2022	190,000	193,343
AvalonBay Communities Incorporated	3.63	10-1-2020	40,000	42,305
Boston Properties LP	3.70	11-15-2018	180,000	187,954
Boston Properties LP	5.88	10-15-2019	200,000	223,213
Duke Realty LP	3.88	10-15-2022	150,000	155,395

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	93

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

REITs (continued)
ERP Operating LP	4.63%	12-15-2021	$281,000	$313,908
Liberty Property LP	3.75	4-1-2025	100,000	101,083
Liberty Property LP	6.63	10-1-2017	400,000	424,494
Potlatch Corporation	7.50	11-1-2019	310,000	342,938
ProLogis LP	3.75	11-1-2025	170,000	178,966
Realty Income Corporation	4.65	8-1-2023	370,000	399,605
Simon Property Group LP	3.38	10-1-2024	300,000	313,616
UDR Incorporated	4.63	1-10-2022	260,000	283,976
Ventas Realty LP	3.50	2-1-2025	150,000	150,067
Vornado Realty LP	2.50	6-30-2019	200,000	201,991

				3,512,854

Health Care: 3.24%

Health Care Equipment & Supplies: 0.64%
Becton Dickinson & Company	3.73	12-15-2024	290,000	307,343
C.R. Bard Incorporated	3.00	5-15-2026	170,000	169,514
Medtronic Incorporated	3.15	3-15-2022	130,000	136,810
Teleflex Incorporated	4.88	6-1-2026	200,000	200,500

				814,167

Health Care Providers & Services: 2.09%
Allina Health System Incorporated	4.81	11-15-2045	235,000	273,527
Ascension Health	3.95	11-15-2046	225,000	231,190
Howard Hughes Medical Institute	3.50	9-1-2023	120,000	129,675
Mayo Clinic	3.77	11-15-2043	120,000	118,640
Mednax Incorporated 144A	5.25	12-1-2023	475,000	485,987
Memorial Sloan Kettering Cancer Center	4.20	7-1-2055	375,000	400,034
Texas Health Resources	4.33	11-15-2055	375,000	412,854
The New York and Presbyterian Hospital	4.02	8-1-2045	175,000	182,910
UnitedHealth Group Incorporated	3.75	7-15-2025	380,000	409,170

				2,643,987

Life Sciences Tools & Services: 0.12%
Thermo Fisher Scientific Incorporated	3.30	2-15-2022	150,000	153,703

Pharmaceuticals: 0.39%
Bayer US Finance LLC 144A	3.38	10-8-2024	240,000	245,644
EMD Finance LLC 144A	2.95	3-19-2022	250,000	253,039

				498,683

Industrials: 3.16%

Aerospace & Defense: 0.23%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	100,000	102,924
United Technologies Corporation	3.10	6-1-2022	180,000	188,378

				291,302

Air Freight & Logistics: 0.19%
FedEx Corporation	4.00	1-15-2024	225,000	244,670

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 0.48%
Clean Harbors Incorporated	5.25%	8-1-2020	$350,000	$357,438
Waste Management Incorporated	3.13	3-1-2025	240,000	247,023

				604,461

Construction & Engineering: 0.18%
Valmont Industries Incorporated	5.00	10-1-2044	260,000	230,731

Machinery: 1.22%
Actuant Corporation	5.63	6-15-2022	425,000	433,500
Briggs & Stratton Corporation	6.88	12-15-2020	350,000	383,250
Deere & Company	2.60	6-8-2022	340,000	344,696
Oshkosh Corporation	5.38	3-1-2022	375,000	387,188

				1,548,634

Road & Rail: 0.58%
Burlington Northern Santa Fe LLC	3.05	9-1-2022	100,000	104,721
Burlington Northern Santa Fe LLC	3.40	9-1-2024	150,000	159,896
Burlington Northern Santa Fe LLC	3.45	9-15-2021	250,000	267,079
Union Pacific Corporation	7.88	1-15-2019	171,000	196,451

				728,147

Transportation Infrastructure: 0.28%
Vessel Management Service	3.43	8-15-2036	348,000	356,383

Information Technology: 1.17%

Electronic Equipment, Instruments & Components: 0.22%
Jabil Circuit Incorporated	8.25	3-15-2018	250,000	271,875

IT Services: 0.09%
Fiserv Incorporated	4.75	6-15-2021	100,000	109,789

Semiconductors & Semiconductor Equipment: 0.20%
Micron Technology Incorporated 144A	7.50	9-15-2023	245,000	257,250

Software: 0.36%
Oracle Corporation	2.50	5-15-2022	220,000	223,573
Oracle Corporation	3.40	7-8-2024	220,000	232,887

				456,460

Technology Hardware, Storage & Peripherals: 0.30%
Hewlett Packard Enterprise Company 144A	4.90	10-15-2025	375,000	383,548

Materials: 1.78%

Chemicals: 0.69%
Ecolab Incorporated	4.35	12-8-2021	330,000	366,095
Scotts Miracle-Gro Company 144A	6.00	10-15-2023	390,000	413,400
Valspar Corporation	3.30	2-1-2025	100,000	98,656

				878,151

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	95

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 0.56%
Ball Corporation	5.00%	3-15-2022	$350,000	$365,750
Sealed Air Corporation 144A	6.50	12-1-2020	300,000	342,000

				707,750

Metals & Mining: 0.25%
Alcoa Incorporated	5.40	4-15-2021	300,000	310,500

Paper & Forest Products: 0.28%
Georgia Pacific LLC 144A	3.73	7-15-2023	340,000	355,194

Telecommunication Services: 0.95%

Diversified Telecommunication Services: 0.95%
AT&T Incorporated	2.40	3-15-2017	400,000	403,856
AT&T Incorporated	4.75	5-15-2046	280,000	277,637
Verizon Communications Incorporated	3.50	11-1-2024	110,000	114,257
Verizon Communications Incorporated	5.15	9-15-2023	350,000	401,890

				1,197,640

Utilities: 2.69%

Electric Utilities: 2.12%
Entergy Texas Incorporated	7.13	2-1-2019	250,000	281,877
Great River Energy 144A	5.83	7-1-2017	261,811	267,131
IPALCO Enterprises Incorporated	3.45	7-15-2020	350,000	353,500
ITC Holdings Corporation	3.65	6-15-2024	120,000	122,751
Monongahela Power Company 144A	4.10	4-15-2024	380,000	408,084
Northern States Power Company of Wisconsin	3.30	6-15-2024	370,000	387,003
Otter Tail Corporation (i)	9.00	12-15-2016	350,000	361,291
PacifiCorp	3.35	7-1-2025	130,000	137,063
Tenaska Alabama II Partners LP 144A	7.00	6-30-2021	164,954	166,604
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	200,000	208,454

				2,693,758

Gas Utilities: 0.57%
AmeriGas Finance LLC	7.00	5-20-2022	375,000	395,156
Boardwalk Pipelines Company	5.95	6-1-2026	325,000	325,544

				720,700

Total Corporate Bonds and Notes (Cost $39,867,746)				41,120,407

Municipal Obligations: 8.93%

Alaska: 0.25%
Alaska Taxable Build America Bonds Series 2010A (GO Revenue)	5.74	8-1-2033	250,000	322,840

Arizona: 0.90%
Arizona School Facilities Board Refunding Certificates of Participation Series A-3 (Miscellaneous Revenue)	2.38	9-1-2019	235,000	239,263
Maricopa County AZ Elementary School District #28 Kyrene Elementary Build America Bonds Series D (GO Revenue)	5.38	7-1-2019	800,000	900,280

				1,139,543

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Arkansas: 0.29%
Arkansas Taxable Bond Amendment 82 Series A (GO Revenue)	2.61%	7-1-2021	$350,000	$368,431

Georgia: 0.49%
Cherokee County GA School System Build America Bonds (GO Revenue)	5.87	8-1-2028	500,000	622,730

Indiana: 0.28%
Indiana Housing & CDA Series A-2 (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.51	1-1-2039	40,000	40,536
Indianapolis IN Local Public Improvement Bond Bank Build America Bonds (Miscellaneous Revenue)	5.85	1-15-2030	250,000	311,410

				351,946

Kentucky: 0.04%
Kentucky Housing Corporation Series D (Housing Revenue)	5.75	7-1-2037	50,000	50,098

Maryland: 0.25%
Baltimore County MD (GO Revenue)	3.57	8-1-2032	300,000	311,568

Massachusetts: 0.67%
Boston MA Series C Qualified School Construction Bonds (GO Revenue)	4.40	4-1-2026	400,000	441,632
Massachusetts Build America Bonds Series D (GO Revenue)	4.50	8-1-2031	350,000	405,682

				847,314

Minnesota: 0.23%
Minnetonka MN Independent School District #276 Series E (GO Revenue, South Dakota Credit Program Insured)	2.55	1-1-2024	290,000	296,531

Missouri: 0.26%
Missouri Higher Education Loan Authority Notes Class A-1 (Education Revenue) ±	1.48	8-27-2029	338,721	334,626

New Jersey: 0.99%
Hudson County NJ Improvement Authority Hudson County Lease Project (Miscellaneous Revenue, AGM Insured)	7.40	12-1-2025	1,030,000	1,254,592

North Carolina: 0.94%
Duke University North Carolina Series A (Education Revenue)	5.85	4-1-2037	300,000	404,118
North Carolina Education Assistance Authority Student Loan Notes 2011-1 Series A3 (Education Revenue) ±	1.52	10-25-2041	650,000	631,794
University of North Carolina Chapel Hill Refunding Bonds Series 2016C (Education Revenue)	3.33	12-1-2036	150,000	153,980

				1,189,892

Ohio: 0.54%
Cuyahoga County OH Build America Bonds Series B (GO Revenue)	6.03	12-1-2034	325,000	409,910
Ohio Veterans Compensation (GO Revenue)	3.38	10-1-2021	250,000	268,460

				678,370

Oklahoma: 0.32%
Oklahoma Water Resource Board Revolving Fund Series A (Water & Sewer Revenue)	3.27	4-1-2023	375,000	406,549

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	97

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Texas: 0.90%
Clear Creek TX Independent School District Taxable Refunding Series B (GO Revenue)	3.40%	2-15-2022	$375,000	$405,649
Harris County TX Taxable Refunding Permanent Improvement Series B (GO Revenue)	2.12	10-1-2021	500,000	507,725
Texas State A&M University (Education Revenue)	3.11	5-15-2028	220,000	225,436

				1,138,810

Virginia: 0.20%
Virginia State HDA (Housing Revenue) %%	3.10	6-25-2041	250,000	250,348

Washington: 0.87%
King County WA Economic Development Taxable Bond Series C (GO Revenue)	5.03	12-1-2023	230,000	264,438
King County WA School District #210 (GO Revenue, AGM Insured)	4.90	12-1-2022	400,000	438,096
Washington Build America Bonds (Tax Revenue)	5.09	8-1-2033	325,000	395,707

				1,098,241

West Virginia: 0.42%
Ohio County WV Special District Excise Tax Series A (Tax Revenue)	8.25	3-1-2035	475,000	534,670

Wisconsin: 0.09%
Milwaukee County WI Taxable Pension Promissory Notes Series A (GO Revenue)	6.84	12-1-2028	90,000	118,907

Total Municipal Obligations (Cost $10,453,269)				11,316,006

Non-Agency Mortgage-Backed Securities: 12.38%
Commercial Mortgage Pass-Through Certificate Series 2010-C1 Class A3 144A	4.21	7-10-2046	700,000	756,168
Commercial Mortgage Pass-Through Certificate Series 2012-CR2 Class A4	3.15	8-15-2045	550,000	575,007
Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	620,000	636,941
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	630,000	664,141
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class ASB	3.62	10-10-2046	550,000	586,902
Commercial Mortgage Pass-Through Certificate Series 2013-CR13 Class A4 ±	4.19	11-10-2023	600,000	665,637
Commercial Mortgage Pass-Through Certificate Series 2013-CR7 Class A4	3.21	3-10-2046	630,000	659,812
Credit Suisse First Boston Commercial Mortgage Trust Series 2004-AR5 Class 10A1 ±	2.75	6-25-2034	592,191	595,832
GS Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	498,499	544,075
GS Mortgage Securities Trust Series 2011-GC5 Class A4	3.71	8-10-2044	545,000	582,359
GS Mortgage Securities Trust Series 2012-GCJ7 Class A4	3.38	5-10-2045	560,000	590,387
GS Mortgage Securities Trust Series 2013-GC10 Class AAB	2.56	2-10-2046	212,500	216,710
GS Mortgage Securities Trust Series 2013-GC12 Class AAB	2.68	6-10-2046	212,500	217,391
GS Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	615,000	682,817
GS Mortgage Securities Trust Series 2013-GC16 Class A4	4.27	11-10-2046	350,000	389,727
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	395,000	420,311
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C12 Class ASB	3.16	7-15-2045	550,000	572,497
MMAF Equipment Finance LLC Series 2015-AA Class A4 144A	1.93	7-16-2021	500,000	502,700
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	550,000	584,522
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	500,000	551,419
Morgan Stanley Capital I Trust Series 2011-C3 Class A4	4.12	7-15-2049	530,000	574,743
Motel 6 Trust Series 2015-MTL6 Class B 144A	3.30	2-5-2030	500,000	500,516
Nomura Asset Acceptance Corporation Series 2004-R2 Class A1 144A±	6.50	10-25-2034	975,563	984,759
Sequoia Mortgage Trust Series 10 Class 1A ±	1.24	10-20-2027	264,892	258,101
Structured Asset Securities Corporation Series 2007-RM1 Class A1 144A±(i)(a)	0.73	5-25-2047	1,883,961	1,233,994
Towd Point Mortgage Trust Series 2016-2 Class A1A 144A±(a)	2.75	8-25-2055	450,000	450,006
WF RBS Commercial Mortgage Trust Series 2013-C17 Class A4	4.02	12-15-2046	630,000	690,593

Total Non-Agency Mortgage-Backed Securities (Cost $16,167,367)				15,688,067

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 4.29%
TIPS	0.38%	7-15-2025	$632,539	$639,210
U.S. Treasury Bond	2.50	2-15-2045	665,000	645,492
U.S. Treasury Bond	2.50	2-15-2046	190,000	184,293
U.S. Treasury Bond	2.50	5-15-2046	250,000	242,744
U.S. Treasury Bond ##	2.88	8-15-2045	1,850,000	1,938,526
U.S. Treasury Bond	3.00	11-15-2045	550,000	590,778
U.S. Treasury Bond	4.50	2-15-2036	880,000	1,202,540

Total U.S. Treasury Securities (Cost $5,236,374)				5,443,583

Yankee Corporate Bonds and Notes: 5.74%

Consumer Discretionary: 0.27%

Media: 0.27%
Pearson Dollar Finance Two plc 144A	6.25	5-6-2018	325,000	348,203

Energy: 1.84%

Energy Equipment & Services: 0.42%
Ensco plc	4.70	3-15-2021	160,000	125,600
Schlumberger Norge AS 144A	4.20	1-15-2021	380,000	408,916

				534,516

Oil, Gas & Consumable Fuels: 1.42%
BP Capital Markets plc	3.81	2-10-2024	110,000	115,553
BP Capital Markets plc	4.50	10-1-2020	350,000	383,202
Petroleos Mexicanos	2.29	2-15-2024	220,000	223,425
Petroleos Mexicanos	2.83	2-15-2024	460,000	476,587
Petroleos Mexicanos	6.38	1-23-2045	250,000	234,075
Total Capital International SA	3.70	1-15-2024	200,000	212,691
Weatherford International Limited «	4.50	4-15-2022	190,000	147,250

				1,792,783

Financials: 1.54%

Banks: 0.71%
Bank of Nova Scotia	4.50	12-16-2025	250,000	257,089
Credit Suisse New York	3.63	9-9-2024	250,000	260,168
HSBC	3.60	5-25-2023	250,000	252,022
Royal Bank of Canada	4.65	1-27-2026	120,000	125,323

				894,602

Diversified Financial Services: 0.83%
Shell International Finance BV	3.25	5-11-2025	200,000	204,732
Shell International Finance BV	3.40	8-12-2023	370,000	385,080
Tyco Electronics Group SA	3.50	2-3-2022	450,000	467,511

				1,057,323

Health Care: 0.18%

Pharmaceuticals: 0.18%
Actavis Funding SCS	4.55	3-15-2035	230,000	226,633

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	99

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 0.52%

Aerospace & Defense: 0.40%
BAE Systems plc 144A	4.75%	10-11-2021	$470,000	$515,433

Road & Rail: 0.12%
Canadian Pacific Railway Company	2.90	2-1-2025	150,000	149,549

Information Technology: 0.58%

Semiconductors & Semiconductor Equipment: 0.30%
TSMC Global Limited 144A	1.63	4-3-2018	380,000	378,817

Technology Hardware, Storage & Peripherals: 0.28%
Seagate HDD Cayman	4.75	6-1-2023	425,000	355,884

Materials: 0.49%

Metals & Mining: 0.49%
Rio Tinto Finance (USA) Limited	3.75	9-20-2021	370,000	386,846
Teck Resources Limited	3.00	3-1-2019	240,000	229,800

				616,646

Telecommunication Services: 0.32%

Wireless Telecommunication Services: 0.32%
Rogers Communications Incorporated	4.10	10-1-2023	370,000	402,651

Total Yankee Corporate Bonds and Notes (Cost $7,170,407)				7,273,040

	Yield		Shares
Short-Term Investments: 3.47%

Investment Companies: 3.47%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45		143,100	143,100
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)##	0.41		4,250,997	4,250,997

Total Short-Term Investments (Cost $4,394,097)				4,394,097

Total investments in securities (Cost $124,932,078) *	101.35%	128,466,552
Other assets and liabilities, net	(1.35)	(1,712,822)

Total net assets	100.00%	$126,753,730

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

MANAGED FIXED INCOME PORTFOLIO

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation as illiquid is unaudited.

%%	The security is issued on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $124,949,952 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,110,592
Gross unrealized losses	(1,593,992)

Net unrealized gains	$3,516,600

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	101

REAL RETURN PORTFOLIO

Security name	Shares	Value

Common Stocks: 16.92%

Consumer Staples: 3.87%

Beverages: 0.39%
Constellation Brands Incorporated Class A	697	$106,746
The Coca-Cola Company	3,173	141,516

		248,262

Food & Staples Retailing: 0.55%
The Kroger Company	2,083	74,488
Wal-Mart Stores Incorporated	1,764	124,856
Walgreens Boots Alliance Incorporated	2,009	155,497

		354,841

Food Products: 1.38%
Biostime International Holdings Limited	176,000	537,915
Marine Harvest ASA	4,555	76,065
Mead Johnson Nutrition Company	970	79,812
Mondelez International Incorporated Class A	2,400	106,776
The Hershey Company	909	84,401

		884,969

Household Products: 1.22%
Church & Dwight Company Incorporated	1,092	107,540
Reckitt Benckiser Group plc	4,568	454,854
The Procter & Gamble Company	2,721	220,510

		782,904

Personal Products: 0.08%
The Estee Lauder Companies Incorporated Class A	574	52,682

Tobacco: 0.25%
Philip Morris International	1,604	158,283

Energy: 3.41%

Energy Equipment & Services: 0.34%
Halliburton Company	2,474	104,353
Schlumberger Limited	876	66,839
Weatherford International plc †	8,288	46,496

		217,688

Oil, Gas & Consumable Fuels: 3.07%
Anadarko Petroleum Corporation	1,640	85,050
BP plc	104,961	543,092
Chevron Corporation	2,867	289,567
Cimarex Energy Company	927	107,792
Eni SpA	32,056	489,710
EOG Resources Incorporated	1,489	121,145
Occidental Petroleum Corporation	1,817	137,074
Phillips 66 Company	640	51,430

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

REAL RETURN PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Company	603	$96,673
Valero Energy Corporation	848	46,386

		1,967,919

Financials: 4.49%

REITs: 4.49%
American Homes 4 Rent Class A	3,735	68,500
American Tower Corporation	4,616	488,280
AvalonBay Communities Incorporated	1,406	252,911
Boston Properties Incorporated	2,087	262,190
Camden Property Trust	1,931	164,541
Equinix Incorporated	446	161,452
Essex Property Trust Incorporated	384	87,256
General Growth Properties Incorporated	9,763	262,332
Host Hotels & Resorts Incorporated	6,728	103,611
Physicians Realty Trust	12,864	244,287
Prologis Incorporated	4,182	198,770
Public Storage Incorporated	560	142,078
Simon Property Group Incorporated	1,418	280,254
Ventas Incorporated	2,466	163,570

		2,880,032

Materials: 5.15%

Chemicals: 2.57%
Akzo Nobel NV	8,858	601,207
Dow Chemical Company	1,751	89,931
Ecolab Incorporated	436	51,117
International Flavors & Fragrances Incorporated	253	32,637
LyondellBasell Industries NV Class A	290	23,594
Monsanto Company	244	27,443
Nitto Denko Corporation	10,400	684,560
PolyOne Corporation	875	32,786
PPG Industries Incorporated	504	54,271
Praxair Incorporated	468	51,414

		1,648,960

Construction Materials: 0.08%
Martin Marietta Materials Incorporated	267	50,474

Containers & Packaging: 0.09%
Crown Holdings Incorporated †	1,051	54,831

Metals & Mining: 2.41%
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares	4,600	206,632
Detour Gold Corporation †	9,800	193,631
Fresnillo plc	8,800	128,602
Goldcorp Incorporated-U.S. Exchange Traded Shares	5,500	92,510
Newmont Mining Corporation	8,600	278,726
Randgold Resources Limited ADR	2,850	240,284

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	103

REAL RETURN PORTFOLIO

Security name			Shares	Value

Metals & Mining (continued)
Royal Gold Incorporated			2,377	$133,421
Silver Wheaton Corporation			7,000	130,340
Steel Dynamics Incorporated			1,880	46,417
Tahoe Resources Incorporated			8,000	95,535

				1,546,098

Total Common Stocks (Cost $10,010,837)				10,847,943

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 10.42%

Consumer Discretionary: 3.77%

Auto Components: 0.53%
American Axle & Manufacturing Incorporated	6.25%	3-15-2021	$100,000	104,000
Cooper Tire & Rubber Company (i)	8.00	12-15-2019	15,000	17,138
Goodyear Tire & Rubber Company	7.00	5-15-2022	85,000	91,269
Tenneco Incorporated	6.88	12-15-2020	125,000	129,525

				341,932

Diversified Consumer Services: 0.16%
Service Corporation International	5.38	1-15-2022	100,000	104,375

Hotels, Restaurants & Leisure: 0.53%
Hilton Worldwide Finance LLC	5.63	10-15-2021	100,000	103,561
MGM Resorts International	7.63	1-15-2017	105,000	108,281
NCL Corporation Limited 144A	5.25	11-15-2019	125,000	127,500

				339,342

Household Durables: 0.57%
Calatlantic Group Incorporated	6.63	5-1-2020	15,000	16,538
DR Horton Incorporated	3.63	2-15-2018	135,000	137,363
Lennar Corporation	4.50	6-15-2019	100,000	103,250
Tempur Sealy International Incorporated	6.88	12-15-2020	100,000	106,320

				363,471

Media: 0.93%
CCO Holdings LLC	6.63	1-31-2022	125,000	132,625
CSC Holdings LLC	7.63	7-15-2018	75,000	81,375
DISH DBS Corporation	4.25	4-1-2018	130,000	133,250
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	75,000	78,188
Sinclair Television Group Incorporated	6.38	11-1-2021	85,000	89,675
TEGNA Incorporated	5.13	10-15-2019	50,000	51,375
TEGNA Incorporated	5.13	7-15-2020	30,000	31,050

				597,538

Multiline Retail: 0.16%
Dollar Tree Incorporated 144A	5.25	3-1-2020	100,000	104,219

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail: 0.53%
Best Buy Company Incorporated	5.00%	8-1-2018	$100,000	$104,750
L Brands Incorporated	6.90	7-15-2017	120,000	126,900
Sally Beauty Holdings Incorporated	5.75	6-1-2022	100,000	104,000

				335,650

Textiles, Apparel & Luxury Goods: 0.36%
HanesBrands Incorporated	6.38	12-15-2020	125,000	128,985
The William Carter Company	5.25	8-15-2021	100,000	103,500

				232,485

Consumer Staples: 0.72%

Beverages: 0.16%
Cott Beverages Incorporated	6.75	1-1-2020	100,000	104,500

Food Products: 0.36%
Pinnacle Foods Incorporated	4.88	5-1-2021	100,000	102,000
Smithfield Foods Incorporated	7.75	7-1-2017	120,000	127,560

				229,560

Household Products: 0.20%
Spectrum Brands Incorporated	6.38	11-15-2020	120,000	125,850

Energy: 0.85%

Energy Equipment & Services: 0.15%
NGPL PipeCo LLC 144A	7.12	12-15-2017	95,000	99,750

Oil, Gas & Consumable Fuels: 0.70%
Kinder Morgan Incorporated	7.00	6-15-2017	60,000	62,627
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	50,000	51,875
Sabine Pass LNG LP	7.50	11-30-2016	65,000	66,463
Targa Resources Partners Incorporated	5.00	1-15-2018	130,000	132,600
Tesoro Corporation	4.25	10-1-2017	65,000	66,463
Tesoro Logistics LP	5.88	10-1-2020	65,000	66,950

				446,978

Financials: 1.60%

Banks: 0.21%
CIT Group Incorporated	4.25	8-15-2017	105,000	106,239
CIT Group Incorporated	5.25	3-15-2018	25,000	25,813

				132,052

Consumer Finance: 1.00%
Ally Financial Incorporated	6.25	12-1-2017	125,000	130,313
Diamond 1 Finance Corporation 144A%%	3.48	6-1-2019	100,000	101,329
General Motors Financial Company Incorporated	3.25	5-15-2018	135,000	137,552
Navient Corporation	4.63	9-25-2017	130,000	132,600
Toll Brothers Finance Corporation	4.00	12-31-2018	135,000	140,063

				641,857

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	105

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

REITs: 0.39%
Iron Mountain Incorporated 144A	6.00%	10-1-2020	$100,000	$105,500
VEREIT Operating Partnership LP	2.00	2-6-2017	135,000	135,173
VEREIT Operating Partnership LP %%	4.13	6-1-2021	10,000	10,100

				250,773

Health Care: 0.68%

Health Care Providers & Services: 0.68%
Centene Corporation 144A	5.63	2-15-2021	65,000	67,600
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	125,000	131,719
HCA Incorporated	8.00	10-1-2018	115,000	128,800
Tenet Healthcare Corporation	6.25	11-1-2018	100,000	105,125

				433,244

Industrials: 0.93%

Airlines: 0.16%
US Airways Group Incorporated	6.13	6-1-2018	100,000	104,000

Building Products: 0.14%
USG Corporation	9.75	1-15-2018	80,000	89,422

Commercial Services & Supplies: 0.17%
ACCO Brands Corporation	6.75	4-30-2020	105,000	110,906

Machinery: 0.24%
Case New Holland Industrial Incorporated	7.88	12-1-2017	65,000	69,550
SPX Flow Incorporated	6.88	9-1-2017	80,000	83,300

				152,850

Trading Companies & Distributors: 0.22%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	100,000	104,438
United Rentals North America Incorporated	7.38	5-15-2020	33,000	34,320

				138,758

Information Technology: 0.62%

Communications Equipment: 0.16%
ViaSat Incorporated	6.88	6-15-2020	100,000	103,125

Electronic Equipment, Instruments & Components: 0.13%
Jabil Circuit Incorporated	8.25	3-15-2018	75,000	81,563

Internet Software & Services: 0.20%
IAC/InterActiveCorp	4.88	11-30-2018	123,000	125,921

Software: 0.13%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	80,000	84,000

Materials: 0.63%

Chemicals: 0.13%
Ashland Incorporated	3.88	4-15-2018	80,000	82,000

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 0.32%
Owens-Illinois Incorporated	7.80%	5-15-2018	$120,000	$130,800
Reynolds Group Holdings	5.75	10-15-2020	70,000	72,188

				202,988

Metals & Mining: 0.18%
Alcoa Incorporated	6.75	7-15-2018	60,000	64,800
Steel Dynamics Incorporated	6.13	8-15-2019	50,000	51,875

				116,675

Telecommunication Services: 0.52%

Diversified Telecommunication Services: 0.35%
Frontier Communications Corporation	8.13	10-1-2018	60,000	65,100
Hughes Satelite Systems Corporation	6.50	6-15-2019	75,000	80,438
SBA Communications Corporation	5.63	10-1-2019	80,000	82,900

				228,438

Wireless Telecommunication Services: 0.17%
T-Mobile USA Incorporated	6.25	4-1-2021	5,000	5,238
T-Mobile USA Incorporated	6.46	4-28-2019	100,000	101,688

				106,926

Utilities: 0.10%

Independent Power & Renewable Electricity Producers: 0.10%
NRG Energy Incorporated	7.63	1-15-2018	60,000	64,650

Total Corporate Bonds and Notes (Cost $6,659,854)				6,675,798

Loans: 3.55%

Consumer Discretionary: 0.66%

Auto Components: 0.15%
Allison Transmission Incorporated ±	3.50	8-23-2019	100,000	100,264

Media: 0.30%
Live Nation Entertainment Incorporated ±	3.50	8-16-2020	100,000	100,125
Virgin Media Investment Holdings Limited ±	3.65	6-30-2023	90,898	90,929

				191,054

Multiline Retail: 0.21%
Michaels Stores Incorporated ±	3.75	1-28-2020	132,944	133,110

Financials: 0.21%

Diversified Financial Services: 0.21%
Delos Finance SARL ±	3.50	3-6-2021	135,000	135,405

Health Care: 0.34%

Health Care Equipment & Supplies: 0.16%
Prestige Brands Incorporated ±%%<	0.00	9-3-2021	100,000	100,250

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	107

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 0.18%
Community Health Systems Incorporated ±	3.92%	12-31-2018	$118,263	$118,079

				118,079

Industrials: 1.02%

Aerospace & Defense: 0.19%
TransDigm Incorporated ±	3.75	2-28-2020	118,522	118,485

Airlines: 0.21%
Delta Air Lines Incorporated ±	0.03	8-24-2022	134,325	134,224

Commercial Services & Supplies: 0.62%
Hertz Corporation ±	3.00	3-11-2018	132,944	132,575
KAR Auction Services Incorporated ±	3.94	3-9-2021	133,082	133,525
ServiceMaster Company ±	4.25	7-1-2021	133,308	133,808

				399,908

Information Technology: 0.50%

Internet Software & Services: 0.10%
Zayo Group LLC ±	3.75	5-6-2021	62,460	62,518

IT Services: 0.16%
First Data Corporation ±	4.19	7-8-2022	100,000	100,208

Semiconductors & Semiconductor Equipment: 0.24%
Avago Technologies ±	4.25	2-1-2023	100,000	100,239
NXP Semiconductors NV ±	3.75	12-7-2020	53,454	53,602

				153,841

Materials: 0.41%

Chemicals: 0.20%
Ineos US Finance LLC ±	3.75	12-15-2020	132,973	131,810

Containers & Packaging: 0.21%
Berry Plastics Group Incorporated ±	3.50	2-8-2020	132,944	132,969

Telecommunication Services: 0.41%

Diversified Telecommunication Services: 0.41%
Level 3 Financing Incorporated ±	3.50	5-31-2022	135,000	134,943
West Corporation ±	3.25	6-30-2018	127,491	127,350

				262,293

Total Loans (Cost $2,267,585)				2,274,418

U.S. Treasury Securities: 65.19%
TIPS	0.13	4-15-2018	283,256	286,837
TIPS	0.13	4-15-2019	1,564,840	1,587,721
TIPS	0.13	4-15-2020	3,848,323	3,897,478
TIPS	0.13	4-15-2021	959,403	969,708
TIPS	0.13	1-15-2022	1,535,891	1,542,670

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
TIPS	0.13%	7-15-2022	$1,672,139	$1,682,807
TIPS	0.13	1-15-2023	1,738,128	1,733,964
TIPS	0.13	7-15-2024	1,885,170	1,872,185
TIPS	0.25	1-15-2025	1,558,153	1,553,020
TIPS	0.38	7-15-2023	1,723,957	1,755,047
TIPS	0.38	7-15-2025	1,812,274	1,831,388
TIPS	0.63	7-15-2021	1,415,603	1,470,586
TIPS	0.63	1-15-2024	1,750,055	1,803,011
TIPS	0.63	1-15-2026	1,968,939	2,032,955
TIPS	0.63	2-15-2043	569,586	526,414
TIPS	0.75	2-15-2042	848,245	808,671
TIPS	0.75	2-15-2045	1,172,899	1,113,980
TIPS	1.00	2-15-2046	472,289	483,309
TIPS	1.13	1-15-2021	1,322,455	1,398,238
TIPS	1.25	7-15-2020	1,266,453	1,348,310
TIPS	1.38	7-15-2018	1,065,505	1,115,784
TIPS	1.38	1-15-2020	704,633	746,673
TIPS	1.38	2-15-2044	883,710	971,678
TIPS	1.63	1-15-2018	312,546	324,470
TIPS	1.75	1-15-2028	676,235	774,069
TIPS	1.88	7-15-2019	524,106	564,124
TIPS	2.00	1-15-2026	719,778	831,625
TIPS	2.13	1-15-2019	460,231	492,094
TIPS	2.13	2-15-2040	385,560	484,239
TIPS	2.13	2-15-2041	380,541	481,771
TIPS	2.38	1-15-2025	1,149,467	1,351,386
TIPS	2.38	1-15-2027	649,369	781,584
TIPS	2.50	1-15-2029	659,849	817,749
TIPS	2.63	7-15-2017	206,786	215,870
TIPS	3.38	4-15-2032	201,210	287,020
TIPS	3.63	4-15-2028	713,973	969,572
TIPS	3.88	4-15-2029	622,791	878,784

Total U.S. Treasury Securities (Cost $40,364,353)				41,786,791

Yankee Corporate Bonds and Notes: 1.21%

Consumer Discretionary: 0.32%

Auto Components: 0.16%
Schaeffler Holding Finance BV 144A	6.25	11-15-2019	100,000	104,500

Automobiles: 0.16%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	100,000	102,750

Consumer Staples: 0.16%

Food & Staples Retailing: 0.16%
Tesco plc 144A	5.50	11-15-2017	100,000	104,652

Financials: 0.26%

Banks: 0.26%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	80,000	83,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	109

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Royal Bank of Scotland Group plc	4.70%	7-3-2018	$80,000	$82,507

				165,707

Health Care: 0.15%

Pharmaceuticals: 0.15%
Mallinckrodt International Finance SA	3.50	4-15-2018	100,000	97,250

Information Technology: 0.17%

Communications Equipment: 0.17%
Nokia Corporation	5.38	5-15-2019	100,000	106,600

Materials: 0.15%

Containers & Packaging: 0.15%
Ardagh Packaging Finance plc 144A±	3.63	12-15-2019	95,000	95,238

Total Yankee Corporate Bonds and Notes (Cost $774,066)				776,697

	Yield		Shares
Short-Term Investments: 1.04%

Investment Companies: 0.96%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.23		618,330	618,330

			Principal

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill (z)#	0.30	6-16-2016	$50,000	49,997

Total Short-Term Investments (Cost $668,323)				668,327

Total investments in securities (Cost $60,745,018) *	98.33%	63,029,974
Other assets and liabilities, net	1.67	1,067,907

Total net assets	100.00%	$64,097,881

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and/or unfunded loans.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $60,839,053 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,850,475
Gross unrealized losses	(659,554)

Net unrealized gains	$2,190,921

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 23.33%
FHLMC	6.00%	7-1-2017	$6,356	$6,412
FHLMC	7.50	7-17-2017	8,298	8,364
FHLMC Series T-54 Class 4A ±	3.14	2-25-2043	415,626	438,143
FHLMC Series T-57 Class 1A2	7.00	7-25-2043	518,364	621,624
FHLMC Series T-63 Class 1A1 ±	1.58	2-25-2045	358,728	360,705
FHLMC Structured Pass-Through Securities Series T-54 Class 3A	7.00	2-25-2043	383,901	456,802
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	3-25-2043	578,557	644,152
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	644,577	771,594
FNMA ±	1.58	10-1-2034	196,179	199,964
FNMA ±	1.58	4-1-2044	152,455	155,324
FNMA ±	1.58	10-1-2044	207,364	211,366
FNMA ±	1.72	7-1-2017	61	61
FNMA ±	1.84	4-1-2037	237,977	245,337
FNMA ±	1.87	9-1-2033	115,950	119,870
FNMA ±	1.91	4-1-2034	271,239	285,902
FNMA ±	1.92	10-1-2033	304,047	315,239
FNMA ±	2.06	6-1-2033	279,113	293,232
FNMA ±	2.16	8-1-2035	241,485	253,645
FNMA ±	2.20	12-1-2033	250,884	263,025
FNMA ±	2.29	1-1-2036	187,181	195,330
FNMA ±	2.34	7-1-2035	180,369	190,071
FNMA ±	2.46	6-1-2033	200,430	206,150
FNMA	5.50	2-1-2017	12,484	12,589
FNMA Series 2003-W4 Class 3A ±	6.44	10-25-2042	237,132	271,650
FNMA Series 2004-W2 Class 2A2	7.00	2-25-2044	170,650	198,744
FNMA Series 2007-88 Class HC ±	2.59	9-25-2037	207,716	220,182
HUD	0.83	8-1-2016	150,000	150,066

Total Agency Securities (Cost $6,627,572)				7,095,543

Asset-Backed Securities: 26.77%
Ally Auto Receivables Trust Series 2013-2 Class A3	0.79	1-15-2018	26,907	26,898
Ally Auto Receivables Trust Series 2014-SN1 Class A3	0.75	2-21-2017	824	823
Ally Auto Receivables Trust Series 2014-SN2 Class A2B ±	0.74	3-20-2017	9,568	9,567
Ally Auto Receivables Trust Series 2015-1 Class A2	0.92	2-15-2018	92,514	92,484
Ally Auto Receivables Trust Series 2016-1 Class A2A	1.20	8-15-2018	140,000	140,113
Ally Auto Receivables Trust Series 2016-2 Class A2	1.17	10-15-2018	140,000	140,054
Ally Auto Receivables Trust Series 2016-3 Class A2	1.19	12-17-2018	150,000	149,998
American Express Credit Account Master Trust Series 2014-4 Class A	1.43	6-15-2020	130,000	130,551
AmeriCredit Automobile Receivables Trust Series 2013-5 Class A3	0.90	9-10-2018	32,771	32,764
AmeriCredit Automobile Receivables Trust Series 2014-1 Class A3	0.90	2-8-2019	54,456	54,422
AmeriCredit Automobile Receivables Trust Series 2014-4 Class A3	1.27	7-8-2019	125,000	124,951
AmeriCredit Automobile Receivables Trust Series 2015-2 Class A3	1.27	1-8-2020	135,000	134,827
AmeriCredit Automobile Receivables Trust Series 2016-1 Class A2 ±	1.19	6-10-2019	140,000	140,216
AmeriCredit Automobile Receivables Trust Series 2016-2 Class A2A	1.42	10-8-2019	140,000	139,923
Bank of the West Auto Trust Series 2014-1 Class A3 144A	1.09	3-15-2019	114,639	114,556
Bank of the West Auto Trust Series 2015-1 Class A2 144A±	0.78	4-16-2018	55,217	55,194
BMW Vehicle Lease Trust Series 2014-1 Class A3	0.73	2-21-2017	27,406	27,397
Capital Auto Receivables Asset Trust Series 2014-2 Class A4	1.62	10-22-2018	150,000	150,271
Capital Auto Receivables Asset Trust Series 2015-1 Class A2	1.42	6-20-2018	130,000	130,057
Capital Auto Receivables Asset Trust Series 2015-2 Class A1B ±	0.84	10-20-2017	150,000	149,887

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	111

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Capital Auto Receivables Asset Trust Series 2016-1 Class A2B ±	1.14%	11-20-2018	$75,000	$75,121
Capital One Multi-Asset Execution Trust Series 2014-A2 Class A2	1.26	1-15-2020	100,000	100,184
CarMax Auto Owner Trust Series 2014-1 Class A3	0.79	10-15-2018	64,197	64,064
CarMax Auto Owner Trust Series 2015-1 Class A3	1.38	11-15-2019	130,000	130,294
CarMax Auto Owner Trust Series 2015-3 Class A2B ±	0.88	11-15-2018	111,109	111,231
CarMax Auto Owner Trust Series 2016-1 Class A2	1.30	4-15-2019	140,000	140,236
CarMax Auto Owner Trust Series 2016-2 Class A2A	1.24	6-17-2019	150,000	149,833
Chase Issuance Trust Series 2014-A6 Class A6	1.26	7-15-2019	120,000	120,267
Chrysler Capital Auto Receivables Trust Series 2014-AA Class A3 144A	0.83	9-17-2018	27,339	27,326
CNH Equipment Trust Series 2014-A Class A3	0.84	5-15-2019	55,020	54,945
College Loan Corporation Trust Series 2004-1 Class A4 ±	0.83	4-25-2024	103,057	101,488
Fifth Third Auto Trust Series 2014-1 Class A3	0.68	4-16-2018	34,255	34,235
Fifth Third Auto Trust Series 2014-2 Class A3	0.89	11-15-2018	97,525	97,506
Ford Credit Auto Owner Trust Series 2014-A Class A3	0.79	5-15-2018	87,813	87,764
Ford Credit Auto Owner Trust Series 2014-B Class A3	0.90	10-15-2018	83,179	83,153
Ford Credit Auto Owner Trust Series 2014-C Class A3	1.06	5-15-2019	250,000	250,030
Ford Credit Auto Owner Trust Series 2016-A Class A2 ±	0.83	12-15-2018	140,000	140,191
Ford Credit Auto Owner Trust Series 2016-B Class A2A	1.08	3-15-2019	150,000	149,958
GE Equipment Small Ticket LLC Series 2014-1A Class A3 144A	0.95	9-25-2017	58,190	58,127
GM Financial Automobile Lease Series 2014-1A Class A3 144A	1.01	5-22-2017	39,551	39,548
GM Financial Automobile Lease Series 2016-1A Class A2	1.30	7-20-2018	140,000	139,907
GM Financial Automobile Lease Series 2016-2 Class A2A	1.28	10-22-2018	160,000	159,689
GSAMP Trust Series 2005-SEA2 Class A1 144A±	0.80	1-25-2045	138,887	137,356
Honda Auto Receivables Owner Trust Series 2014-1 Class A3	0.67	11-21-2017	52,813	52,776
Honda Auto Receivables Owner Trust Series 2014-4 Class A3	0.99	9-17-2018	95,356	95,348
Honda Auto Receivables Owner Trust Series 2015-3 Class A2	0.92	11-20-2017	123,122	123,122
Honda Auto Receivables Owner Trust Series 2016-2 A2	1.13	9-15-2018	150,000	149,995
Hyundai Auto Lease Securitization Trust Series 2015-A Class A3 144A	1.42	9-17-2018	130,000	130,213
Hyundai Auto Lease Securitization Trust Series 2015-B Class A3 144A	1.40	11-15-2018	140,000	140,239
Hyundai Auto Lease Securitization Trust Series 2016-A Class A2 144A	1.33	7-16-2018	140,000	140,088
Hyundai Auto Lease Securitization Trust Series 2016-B Class A2A 144A	1.24	11-15-2018	150,000	149,995
Hyundai Auto Receivables Trust Series 2014-A Class A3	0.79	7-16-2018	51,917	51,883
Hyundai Auto Receivables Trust Series 2015-A Class A3	1.05	4-15-2019	130,000	129,996
Hyundai Auto Receivables Trust Series 2016-A Class A2	1.21	6-17-2019	130,000	130,007
John Deere Owner Trust Series 2014-A Class A3	0.92	4-16-2018	63,999	63,974
John Deere Owner Trust Series 2015-A Class A3	1.32	6-17-2019	130,000	130,181
Mercedes Benz Auto Lease Trust Series 2016-A Class A2A	1.34	7-16-2018	75,000	75,127
Mercedes Benz Auto Receivables Trust Series 2015-1 Class A2B ±	0.70	6-15-2018	99,802	99,815
Mercedes-Benz Auto Lease Trust Series 2015-A Class A3	1.10	8-15-2017	130,000	130,068
Nissan Auto Receivables Owner Trust Series 2014-A Class A3	0.72	8-15-2018	54,334	54,252
Nissan Auto Receivables Owner Trust Series 2014-B Class A3	1.11	5-15-2019	130,000	130,077
Nissan Auto Receivables Owner Trust Series 2015-A Class A3	1.05	10-15-2019	135,000	134,898
Nissan Auto Receivables Owner Trust Series 2015-B Class A2B ±	0.71	7-16-2018	105,555	105,625
Nissan Auto Receivables Owner Trust Series 2016-A Class A2A	1.22	8-15-2018	150,000	149,893
Santander Drive Auto Receivables Trust Series 2015-3 Class A2A	1.02	9-17-2018	57,853	57,828
Santander Drive Auto Receivables Trust Series 2015-4 Class A2B ±	1.13	12-17-2018	78,958	79,030
Santander Drive Auto Receivables Trust Series 2016-2 Class A2A	1.38	7-15-2019	150,000	149,891
SunTrust Auto Receivables Trust Series 2015-1A Class A2 144A	0.99	6-15-2018	84,283	84,285
Toyota Auto Receivables Owner Trust 2016-B Class A2A	1.02	10-15-2018	180,000	179,866
Toyota Auto Receivables Owner Trust Series 2014-A Class A3	0.67	12-15-2017	51,039	50,993

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Toyota Auto Receivables Owner Trust Series 2014-B Class A3	0.76%	3-15-2018	$77,492	$77,439
Toyota Auto Receivables Owner Trust Series 2015-B Class A2B ±	0.64	11-15-2017	89,223	89,246
Toyota Auto Receivables Owner Trust Series 2015-C Class A2B ±	0.76	2-15-2018	101,333	101,382
Volkswagen Auto Lease Trust Series 2014-A Class A3	0.80	4-20-2017	37,965	37,959
Volkswagen Auto Lease Trust Series 2015-A Class A3	1.25	12-20-2017	130,000	129,612
Volvo Financial Equipment LLC Series 2014-1A Class A3 144A	0.82	4-16-2018	65,828	65,685
Volvo Financial Equipment LLC Series 2015-1A Class A3 144A	1.51	6-17-2019	150,000	149,907
World Omni Auto Receivables Trust Series 2015-B	0.96	7-15-2019	123,812	123,575

Total Asset-Backed Securities (Cost $8,143,016)				8,141,676

Corporate Bonds and Notes: 26.49%

Consumer Discretionary: 1.10%

Automobiles: 0.33%
American Honda Finance Corporation ±	1.48	2-22-2019	50,000	50,520
Hyundai Capital America 144A	1.45	2-6-2017	50,000	49,987

				100,507

Hotels, Restaurants & Leisure: 0.24%
McDonald’s Corporation	5.80	10-15-2017	70,000	74,309

Specialty Retail: 0.53%
Lowe’s Companies Incorporated	1.63	4-15-2017	160,000	160,855

Consumer Staples: 2.35%

Beverages: 1.09%
Anheuser-Busch InBev NV Companies Incorporated	1.38	7-15-2017	140,000	140,354
Brown Forman Corporation	1.00	1-15-2018	100,000	99,536
PepsiCo Incorporated ±	0.88	7-17-2017	90,000	90,134

				330,024

Food Products: 1.26%
Cargill Incorporated 144A	1.90	3-1-2017	114,000	114,773
Diageo Capital plc	1.50	5-11-2017	90,000	90,321
General Mills Incorporated	5.70	2-15-2017	85,000	87,825
Kraft Heinz Company 144A	1.60	6-30-2017	90,000	90,332

				383,251

Energy: 1.19%

Oil, Gas & Consumable Fuels: 1.19%
Chevron Corporation ±	0.75	2-22-2017	110,000	109,940
Chevron Corporation ±	1.13	5-16-2018	60,000	60,070
Chevron Corporation	1.34	11-9-2017	30,000	30,077
Exxon Mobil Corporation ±	1.23	2-28-2018	90,000	90,747
Marathon Oil Corporation	6.00	10-1-2017	70,000	72,066

				362,900

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	113

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Financials: 10.21%

Banks: 3.33%
Bank of America Corporation	2.00%	1-11-2018	$50,000	$50,185
Bank of America Corporation	3.88	3-22-2017	70,000	71,423
Berkshire Hathaway Finance Corporation ±	1.32	3-15-2019	100,000	100,879
Branch Banking & Trust Company ±	0.95	9-13-2016	250,000	250,080
Citigroup Incorporated	1.80	2-5-2018	150,000	150,162
Citigroup Incorporated	1.85	11-24-2017	40,000	40,105
HSBC USA Incorporated ±	1.40	8-7-2018	110,000	109,581
JPMorgan Chase & Company	3.15	7-5-2016	120,000	120,249
JPMorgan Chase & Company	6.00	1-15-2018	60,000	64,167
US Bancorp ±	1.12	11-15-2018	55,000	54,949

				1,011,780

Capital Markets: 1.99%
Bank of New York Mellon Corporation ±	1.50	8-17-2020	90,000	89,715
Charles Schwab Corporation	2.20	7-25-2018	90,000	91,079
Goldman Sachs Group Incorporated ±	1.68	4-25-2019	70,000	70,211
Goldman Sachs Group Incorporated	2.38	1-22-2018	40,000	40,430
Goldman Sachs Group Incorporated	5.95	1-18-2018	50,000	53,331
Morgan Stanley	4.75	3-22-2017	50,000	51,384
Morgan Stanley	5.55	4-27-2017	115,000	119,445
State Street Corporation ±	1.53	8-18-2020	90,000	90,269

				605,864

Consumer Finance: 2.54%
American Honda Finance Corporation	0.95	5-5-2017	60,000	60,014
American Honda Finance Corporation	1.55	12-11-2017	30,000	30,156
BMW Bank North America	0.70	7-18-2016	245,000	245,112
Caterpillar Financial Service	1.80	11-13-2018	90,000	91,187
Daimler Finance North America LLC 144A	2.63	9-15-2016	150,000	150,700
John Deere Capital Corporation ±	1.20	1-8-2019	75,000	75,401
Toyota Motor Credit Corporation	2.05	1-12-2017	120,000	120,832

				773,402

Diversified Financial Services: 0.61%
AIG Global Funding 144A	1.65	12-15-2017	100,000	100,222
General Electric Capital Corporation	5.63	9-15-2017	80,000	84,605

				184,827

Insurance: 0.76%
Marsh & McLennan Company Incorporated	2.55	10-15-2018	54,000	54,922
New York Life Global Funding 144A	1.55	11-2-2018	70,000	70,253
Travelers Company Incorporated	5.80	5-15-2018	97,000	105,152

				230,327

REITs: 0.98%
AvalonBay Communities Incorporated	5.70	3-15-2017	80,000	82,561
Boston Properties LP	3.70	11-15-2018	90,000	93,977

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

REITs (continued)
ERP Operating LP	5.75%	6-15-2017	$30,000	$31,348
Simon Property Group LP	2.15	9-15-2017	90,000	90,845

				298,731

Health Care: 1.90%

Biotechnology: 0.22%
AbbVie Incorporated	1.80	5-14-2018	65,000	65,117

Health Care Equipment & Supplies: 0.46%
Becton Dickinson & Company	1.80	12-15-2017	50,000	50,206
Medtronic pIc ±	1.43	3-15-2020	90,000	90,916

				141,122

Health Care Providers & Services: 0.63%
Cardinal Health Incorporated	1.90	6-15-2017	90,000	90,526
UnitedHealth Group Incorporated	1.45	7-17-2017	70,000	70,300
UnitedHealth Group Incorporated	1.70	2-15-2019	30,000	30,186

				191,012

Pharmaceuticals: 0.59%
Johnson & Johnson ±	0.91	3-1-2019	90,000	90,172
Merck & Company Incorporated ±	0.75	2-10-2017	90,000	90,021

				180,193

Industrials: 2.29%

Aerospace & Defense: 0.40%
Lockheed Martin Corporation	1.85	11-23-2018	30,000	30,266
Northrop Grumman Corporation	1.75	6-1-2018	90,000	90,141

				120,407

Commercial Services & Supplies: 0.26%
Cintas Corporation No. 2	2.85	6-1-2016	80,000	80,000

Electrical Equipment: 0.56%
ABB Treasury Center USA Incorporated 144A	2.50	6-15-2016	90,000	90,056
Eaton Corporation	1.50	11-2-2017	80,000	80,166

				170,222

Industrial Conglomerates: 0.16%
Roper Industries Incorporated	1.85	11-15-2017	50,000	50,110

Machinery: 0.32%
Parker Hannifin Corporation	5.50	5-15-2018	90,000	97,338

Road & Rail: 0.59%
Burlington Northern Santa Fe LLC	5.65	5-1-2017	80,000	83,374
Union Pacific Corporation	5.75	11-15-2017	90,000	95,910

				179,284

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	115

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 1.58%

Communications Equipment: 0.39%
Cisco Systems Incorporated ±	0.94%	6-15-2018	$90,000	$90,154
Cisco Systems Incorporated ±	1.25	2-21-2018	30,000	30,208

				120,362

IT Services: 0.16%
Visa Incorporated	1.20	12-14-2017	50,000	50,145

Software: 0.30%
Oracle Corporation ±	0.83	7-7-2017	90,000	90,158

Technology Hardware, Storage & Peripherals: 0.73%
Apple Incorporated	0.90	5-12-2017	90,000	90,104
Apple Incorporated	1.70	2-22-2019	30,000	30,278
HP Enterprise Company 144A	2.45	10-5-2017	100,000	100,875

				221,257

Materials: 0.89%

Chemicals: 0.89%
Ecolab Incorporated	3.00	12-8-2016	90,000	90,928
Praxair Incorporated	1.05	11-7-2017	90,000	89,818
Sherwin-Williams Company	1.35	12-15-2017	90,000	90,019

				270,765

Telecommunication Services: 0.73%

Diversified Telecommunication Services: 0.73%
AT&T Incorporated	1.60	2-15-2017	90,000	90,316
Verizon Communications Incorporated	1.35	6-9-2017	130,000	130,392

				220,708

Utilities: 4.25%

Electric Utilities: 2.91%
Alabama Power Company Series Q	5.50	10-15-2017	90,000	94,834
Commonwealth Edison Company	5.95	8-15-2016	120,000	121,249
Connecticut Light & Power	5.38	3-1-2017	75,000	77,359
Florida Power & Light Company	5.55	11-1-2017	115,000	121,779
Florida Power & Light Company	5.80	9-15-2017	80,000	84,540
Public Service Colorado 1st Mortgage	5.80	8-1-2018	39,000	42,578
Southern California Edison Company	1.13	5-1-2017	90,000	90,149
Union Electric Company	6.40	6-15-2017	120,000	126,541
Westar Energy Incorporated	5.15	1-1-2017	75,000	76,481
Xcel Energy Incorporated	1.20	6-1-2017	50,000	49,945

				885,455

Gas Utilities: 0.30%
Southern California Gas Company	5.45	4-15-2018	85,000	90,810

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Allocation Funds	Portfolio of investments—May 31, 2016

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Multi-Utilities: 1.04%
Consumers Energy Company	5.15%	2-15-2017	$130,000	$133,910
Entergy Mississippi Incorporated	3.25	6-1-2016	80,000	80,000
Peco Energy Company	5.35	3-1-2018	96,000	102,597

				316,507

Total Corporate Bonds and Notes (Cost $8,038,308)				8,057,749

Municipal Obligations: 0.92%

Arizona: 0.23%
Arizona School Facilities Board Certificate of Participation Series A-3 (Miscellaneous Revenue)	0.95	9-1-2016	70,000	70,008

Michigan: 0.20%
Chippewa Valley MI School District (GO Revenue, Qualified School Board Loan Fund Insured)	1.18	5-1-2017	60,000	60,226

Minnesota: 0.10%
Saint Paul MN Housing & RDA HealthPartners Obligated Group Series B (Health Revenue)	1.04	7-1-2016	30,000	30,005

North Carolina: 0.39%
North Carolina Education Assistance Authority Student Loan Notes Series 2011-1 Tranche A-2 (Education Revenue) ±	1.54	1-26-2026	118,723	118,519

Total Municipal Obligations (Cost $278,623)				278,758

Non-Agency Mortgage-Backed Securities: 6.55%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16 Class A1A ±	5.72	6-11-2040	86,357	89,258
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17 Class A1A ±	5.65	6-11-2050	124,107	128,762
CGGS Commercial Mortgage Trust Series 2016 144A±	2.08	2-15-2033	130,000	130,938
CIT Education Loan Trust Series 2005-1 Class A3 ±	0.75	3-15-2026	63,901	63,281
CNH Equipment Trust Series 2014-B Class A3	0.91	5-15-2019	76,630	76,546
CNH Equipment Trust Series 2015 Class A2B ±	0.90	12-17-2018	134,312	134,434
CNH Equipment Trust Series 2016-B Class A2A (a)	1.31	10-15-2019	150,000	150,058
Commercial Mortgage Trust Pass-Through Certificates Series 2007-C9 Class A4 ±	5.81	12-10-2049	127,339	131,741
Dell Equipment Finance Trust Series 2015-1 Class A2 144A	1.01	7-24-2017	86,863	86,830
GAHR Commercial Mortgage Trust Series 2015 Class AFL1 144A±	1.73	12-15-2016	138,717	138,806
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX Class A1A	5.44	1-15-2049	92,917	94,574
MMAF Equipment Finance LLC Series 2016-A Class A2 144A	1.39	12-17-2018	150,000	149,900
Morgan Stanley Capital I Series 2007-T27 Class A4 ±	5.64	6-11-2042	121,607	125,980
SCG Trust Series 2013-SRP1 Class A 144A±	1.83	11-15-2026	140,000	139,750
SLMA Series 2006-1 Class A5 ±	0.75	7-26-2021	135,000	134,119
Structured Asset Securities Corporation Series 2006-RF3 Class 1A1 144A	6.00	10-25-2036	124,536	123,245
Towd Point Mortgage Trust Series 2015-6 Class A1 144A±(a)	3.50	4-25-2055	92,048	93,986

Total Non-Agency Mortgage-Backed Securities (Cost $2,001,056)				1,992,208

U.S. Treasury Securities: 12.89%
U.S. Treasury Note	0.63	7-31-2017	300,000	299,437
U.S. Treasury Note	0.63	9-30-2017	1,350,000	1,346,783
U.S. Treasury Note	0.75	2-28-2018	875,000	873,223
U.S. Treasury Note	0.88	7-15-2017	1,400,000	1,401,477

Total U.S. Treasury Securities (Cost $3,919,962)				3,920,920

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Allocation Funds	117

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 1.70%

Energy: 0.30%

Oil, Gas & Consumable Fuels: 0.30%
Shell International Finance Company ±	0.95%	5-10-2017	$90,000	$90,096

Financials: 0.92%

Banks: 0.59%
Bank of Nova Scotia ±	1.10	6-11-2018	90,000	89,815
Toronto Dominion Bank ±	1.18	7-23-2018	90,000	89,992

				179,807

Diversified Financial Services: 0.33%
ConocoPhillips Canada Funding Company	5.63	10-15-2016	100,000	101,611

Industrials: 0.48%

Road & Rail: 0.48%
Canadian National Railway Company	1.45	12-15-2016	90,000	90,251
Canadian National Railway Company	5.80	6-1-2016	57,000	57,000

				147,251

Total Yankee Corporate Bonds and Notes (Cost $519,012)				518,765

	Yield		Shares
Short-Term Investments: 1.04%

Investment Companies: 1.04%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41		317,146	317,146

Total Short-Term Investments (Cost $317,146)				317,146

Total investments in securities (Cost $29,844,695) *	99.69%	30,322,765
Other assets and liabilities, net	0.31	95,436

Total net assets	100.00%	$30,418,201

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $29,844,695 and unrealized gains (losses) consists of:

Gross unrealized gains	$510,739
Gross unrealized losses	(32,669)

Net unrealized gains	$478,070

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Allocation Funds	Statements of assets and liabilities—May 31, 2016

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$278,436,916	$113,251,607
In affiliated securities, at value (see cost below)	26,317,459	5,231,602

Total investments, at value (see cost below)	304,754,375	118,483,209
Cash	17,670	0
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	259,153	922,481
Receivable for dividends	554,970	120,029
Receivable for securities lending income	3,494	1,484
Prepaid expenses and other assets	592	330

Total assets	305,590,254	119,527,533

Liabilities
Payable for investments purchased	0	591,975
Payable upon receipt of securities loaned	12,454,900	3,113,406
Payable for daily variation margin on open futures contracts	0	0
Due to custodian bank	0	0
Advisory fee payable	159,438	47,773
Accrued expenses and other liabilities	11,627	15,903

Total liabilities	12,625,965	3,769,057

Total net assets	$292,964,289	$115,758,476

Investments in unaffiliated securities (including securities on loan), at cost	$210,754,976	$76,805,738

Investments in affiliated securities, at cost	$26,317,459	$5,231,602

Total investments, at cost	$237,072,435	$82,037,340

Securities on loan, at value	$12,216,762	$3,056,884

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2016	Wells Fargo Allocation Funds	119

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$881,803,132	$2,280,382,178	$139,081,211	$493,603,692	$77,925,106	$1,165,439,366	$213,456,058
107,801,958	67,271,596	12,373,217	16,847,390	2,883,174	191,548,024	10,841,628

989,605,090	2,347,653,774	151,454,428	510,451,082	80,808,280	1,356,987,390	224,297,686
0	22,803	0	0	9,201	0	0
0	0	293,888	8,634,767	0	0	0
2,761,183	1,362,819	866,987	33,527	699,380	7,015,660	4,010,253
59,172	5,412,117	417,958	3,701,260	198,742	442,558	189,778
149,480	6,050	53,622	232,005	3,040	204,650	20,988
625	1,706	797	494	538	5,660	615

992,575,550	2,354,459,269	153,087,680	523,053,135	81,719,181	1,364,655,918	228,519,320

642,370	1,078,571	1,738,254	0	796,799	15,415,653	4,829,981
92,823,723	12,693,253	2,506,158	14,316,539	1,759,295	151,177,536	5,965,825
0	36,000	0	0	0	0	0
0	0	328,836	0	0	682,735	0
581,155	167,698	106,110	361,069	40,657	771,774	143,912
40,637	71,289	31,707	56,557	7,600	11,780	9,832

94,087,885	14,046,811	4,711,065	14,734,165	2,604,351	168,059,478	10,949,550

$898,487,665	$2,340,412,458	$148,376,615	$508,318,970	$79,114,830	$1,196,596,440	$217,569,770

$694,969,727	$1,093,021,946	$123,433,617	$550,701,975	$66,303,876	$1,086,280,944	$191,380,274

$107,801,958	$53,161,799	$12,373,217	$16,847,390	$2,883,174	$191,548,024	$10,841,628

$802,771,685	$1,146,183,745	$135,806,834	$567,549,365	$69,187,050	$1,277,828,968	$202,221,902

$91,305,713	$12,474,646	$2,382,463	$13,468,272	$1,690,157	$149,147,065	$5,896,435

$0	$0	$296,547	$8,869,296	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Allocation Funds	Statements of assets and liabilities—May 31, 2016

	Core Bond Portfolio	Managed Fixed Income Portfolio

Assets
Investments
In unaffiliated securities, at value (see cost below)	$4,530,168,228	$124,072,455
In affiliated securities, at value (see cost below)	198,368,365	4,394,097

Total investments, at value (see cost below)	4,728,536,593	128,466,552
Cash	7,419	7,006
Segregated cash	0	0
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	1,149,740,110	0
Principal paydown receivable	143,538	0
Receivable for dividends and interest	17,908,065	940,980
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	5,040	372
Prepaid expenses and other assets	28,457	1,533

Total assets	5,896,369,222	129,416,443

Liabilities
Payable for investments purchased	1,554,183,980	2,478,918
Payable upon receipt of securities loaned	0	143,100
Payable for daily variation margin on open futures contracts	0	0
Advisory fee payable	1,244,119	33,208
Shareholder report expenses payable	1,507	2,570
Custodian and accounting fees payable	57,367	4,668
Accrued expenses and other liabilities	47,191	249

Total liabilities	1,555,534,164	2,662,713

Total net assets	$4,340,835,058	$126,753,730

Investments in unaffiliated securities, at cost	$4,493,188,530	$120,537,981

Investments in affiliated securities, at cost	$198,368,365	$4,394,097

Total investments, at cost	$4,691,556,895	$124,932,078

Securities on loan, at value	$0	$140,535

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2016	Wells Fargo Allocation Funds	121

Real Return Portfolio	Stable Income Portfolio

$62,411,644	$30,005,619
618,330	317,146

63,029,974	30,322,765
0	0
0	12,274
21,680	0
1,190,800	0
0	0
263,082	92,033
31	0
2,930	15
206	324

64,508,703	30,427,411

388,377	0
0	0
1,203	117
15,974	1,921
2,654	4,124
1,809	1,966
805	1,082

410,822	9,210

$64,097,881	$30,418,201

$60,126,688	$29,527,549

$618,330	$317,146

$60,745,018	$29,844,695

$0	$0

$21,777	$0

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Allocation Funds	Statements of operations—year ended May 31, 2016

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$6,182,005	$1,033,489
Income from affiliated securities	30,399	6,535
Securities lending income, net	20,442	11,053
Interest	0	0

Total investment income	6,232,846	1,051,077

Expenses
Advisory fee	2,013,954	747,058
Custody and accounting fees	23,584	23,283
Professional fees	44,260	48,177
Shareholder report expenses	1,061	2,050
Trustees’ fees and expenses	12,601	19,695
Other fees and expenses	9,104	13,402

Total expenses	2,104,564	853,665
Less: Fee waivers and/or expense reimbursements	0	(138,673)

Net expenses	2,104,564	714,992

Net investment income (loss)	4,128,282	336,085

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	14,000,084	5,117,947
Affiliated securities	0	0
Futures transactions	0	0

Net realized gain (losses) on investments	14,000,084	5,117,947

Net change in unrealized gains (losses) on:
Unaffiliated securities	(18,760,215)	(7,846,480)
Affiiliated securities	0	0
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	(18,760,215)	(7,846,480)

Net realized and unrealized gains (losses) on investments	(4,760,131)	(2,728,533)

Net increase (decrease) in net assets resulting from operations	$(631,849)	$(2,392,448)

* Net of foreign dividend withholding taxes in the amount of	$38,949	$2,403

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2016	Wells Fargo Allocation Funds	123

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,009,155	$53,355,178	$3,063,804	$16,120,553	$1,726,450	$4,949,491	$2,915,555
44,350	1,008,833	19,787	11,579	5,223	143,025	17,302
2,887,743	137,335	126,956	723,831	38,150	2,906,307	102,931
0	1,715	0	0	0	0	0

3,941,248	54,503,061	3,210,547	16,855,963	1,769,823	7,998,823	3,035,788

7,746,284	2,086,232	1,270,909	4,189,538	504,535	8,131,574	1,655,212
59,221	144,630	86,894	187,952	10,912	68,505	22,717
46,987	60,723	57,356	60,833	46,940	48,594	46,658
4,524	7,122	1,429	2,646	1,125	1,984	2,789
12,250	9,545	16,976	11,965	15,565	11,943	12,045
34,034	264,943	48,726	53,937	14,613	25,031	9,443

7,903,300	2,573,195	1,482,290	4,506,871	593,690	8,287,631	1,748,864
0	(11,554)	0	0	(20,538)	0	0

7,903,300	2,561,641	1,482,290	4,506,871	573,152	8,287,631	1,748,864

(3,962,052)	51,941,420	1,728,257	12,349,092	1,196,671	(288,808)	1,286,924

18,746,231	153,490,597	(1,635,815)	(1,517,228)	(1,089,821)	(95,998,247)	12,552,384
0	1,980,988	0	0	0	0	0
0	(1,069,185)	0	0	0	0	0

18,746,231	154,402,400	(1,635,815)	(1,517,228)	(1,089,821)	(95,998,247)	12,552,384

(175,228,106)	(175,233,159)	(20,243,476)	(73,474,825)	(3,378,107)	(55,183,521)	(24,625,962)
0	(5,340,034)	0	0	0	0	0
0	950,920	0	0	0	0	0

(175,228,106)	(179,622,273)	(20,243,476)	(73,474,825)	(3,378,107)	(55,183,521)	(24,625,962)

(156,481,875)	(25,219,873)	(21,879,291)	(74,992,053)	(4,467,928)	(151,181,768)	(12,073,578)

$(160,443,927)	$26,721,547	$(20,151,034)	$(62,642,961)	$(3,271,257)	$(151,470,576)	$(10,786,654)

$0	$26,513	$278,962	$2,059,737	$882	$10,989	$0

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Allocation Funds	Statements of operations—year ended May 31, 2016

	Core Bond Portfolio	Managed Fixed Income Portfolio

Investment income
Interest*	$84,398,045	$4,235,725
Income from affiliated securities	558,083	8,545
Securities lending income, net	140,636	2,790
Dividends**	0	0

Total investment income	85,096,764	4,247,060

Expenses
Advisory fee	13,642,706	483,661
Custody and accounting fees	207,548	16,323
Professional fees	78,405	56,291
Shareholder report expenses	4,066	2,616
Trustees’ fees and expenses	11,445	14,388
Other fees and expenses	23,050	7,353

Total expenses	13,967,220	580,632
Less: Fee waivers and/or expense reimbursements	(517,427)	(110,513)

Net expenses	13,449,793	470,119

Net investment income	71,646,971	3,776,941

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	33,934,338	1,250,302
Futures transactions	0	0
TBA sale commitments	(189,467)	0

Net realized gain (losses) on investments	33,744,871	1,250,302

Net change in unrealized gains (losses) on:
Unaffiliated securities	4,164,647	(257,799)
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	4,164,647	(257,799)

Net realized and unrealized gains (losses) on investments	37,909,518	992,503

Net increase in net assets resulting from operations	$109,556,489	$4,769,444

* Net of foreign interest withholding taxes in the amount of	$0	$25
** Net of foreign dividend withholding taxes in the amount of	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2016	Wells Fargo Allocation Funds	125

Real Return Portfolio	Stable Income Portfolio

$816,658	$449,902
1,913	2,017
11,283	256
223,749	0

1,053,603	452,175

222,726	83,551
12,881	9,872
45,224	53,826
1,435	1,080
18,201	17,918
8,575	5,937

309,042	172,184
(64,822)	(59,251)

244,220	112,933

809,383	339,242

(74,459)	2,319
(57,211)	(30,710)
0	0

(131,670)	(28,391)

490,429	(86,200)
(5,454)	3,799

484,975	(82,401)

353,305	(110,792)

$1,162,688	$228,450

$0	$0
$12,907	$0

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Allocation Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$4,128,282	$3,962,347
Net realized gains on investments	14,000,084	41,880,494
Net change in unrealized gains (losses) on investments	(18,760,215)	(13,267,776)

Net increase (decrease) in net assets resulting from operations	(631,849)	32,575,065

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	38,393,377	32,358,693
Withdrawals	(80,332,043)	(46,347,409)

Net decrease in net assets resulting from capital share transactions	(41,938,666)	(13,988,716)

Total increase (decrease) in net assets	(42,570,515)	18,586,349

Net assets
Beginning of period	335,534,804	316,948,455

End of period	$292,964,289	$335,534,804

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	127

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$336,085	$378,418
Net realized gains on investments	5,117,947	13,356,513
Net change in unrealized gains (losses) on investments	(7,846,480)	2,762,375

Net increase (decrease) in net assets resulting from operations	(2,392,448)	16,497,306

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	7,089,759	1,385,145
Withdrawals	(12,268,696)	(38,000,934)

Net decrease in net assets resulting from capital share transactions	(5,178,937)	(36,615,789)

Total decrease in net assets	(7,571,385)	(20,118,483)

Net assets
Beginning of period	123,329,861	143,448,344

End of period	$115,758,476	$123,329,861

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Allocation Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment loss	$(3,962,052)	$(7,075,125)
Net realized gains on investments	18,746,231	124,199,895
Net change in unrealized gains (losses) on investments	(175,228,106)	125,177,937

Net increase (decrease) in net assets resulting from operations	(160,443,927)	242,302,707

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	105,565,223	45,776,720
Withdrawals	(194,401,064)	(236,510,647)

Net decrease in net assets resulting from capital share transactions	(88,835,841)	(190,733,927)

Total increase (decrease) in net assets	(249,279,768)	51,568,780

Net assets
Beginning of period	1,147,767,433	1,096,198,653

End of period	$898,487,665	$1,147,767,433

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	129

	Index Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$51,941,420	$54,937,429
Net realized gains on investments	154,402,400	151,694,995
Net change in unrealized gains (losses) on investments	(179,622,273)	106,085,589

Net increase in net assets resulting from operations	26,721,547	312,718,013

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	66,728,942	163,917,502
Withdrawals	(523,281,965)	(543,742,749)

Net decrease in net assets resulting from capital share transactions	(456,553,023)	(379,825,247)

Total decrease in net assets	(429,831,476)	(67,107,234)

Net assets
Beginning of period	2,770,243,934	2,837,351,168

End of period	$2,340,412,458	$2,770,243,934

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Allocation Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$1,728,257	$1,168,188
Net realized gains (losses) on investments	(1,635,815)	5,764,586
Net change in unrealized gains (losses) on investments	(20,243,476)	1,080,710

Net increase (decrease) in net assets resulting from operations	(20,151,034)	8,013,484

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	15,674,750	9,541,797
Withdrawals	(5,551,430)	(15,259,152)

Net increase (decrease) in net assets resulting from capital share transactions	10,123,320	(5,717,355)

Total increase (decrease) in net assets	(10,027,714)	2,296,129

Net assets
Beginning of period	158,404,329	156,108,200

End of period	$148,376,615	$158,404,329

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	131

	International Value Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$12,349,092	$12,375,837
Net realized gains (losses) on investments	(1,517,228)	12,459,307
Net change in unrealized gains (losses) on investments	(73,474,825)	(27,933,255)

Net decrease in net assets resulting from operations	(62,642,961)	(3,098,111)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	46,792,442	42,159,536
Withdrawals	(10,044,159)	(17,083,113)

Net increase in net assets resulting from capital share transactions	36,748,283	25,076,423

Total increase (decrease) in net assets	(25,894,678)	21,978,312

Net assets
Beginning of period	534,213,648	512,235,336

End of period	$508,318,970	$534,213,648

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Allocation Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$1,196,671	$964,436
Net realized gains (losses) on investments	(1,089,821)	9,724,164
Net change in unrealized gains (losses) on investments	(3,378,107)	(3,904,014)

Net increase (decrease) in net assets resulting from operations	(3,271,257)	6,784,586

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	6,867,155	1,636,829
Withdrawals	(6,977,356)	(21,975,522)

Net decrease in net assets resulting from capital share transactions	(110,201)	(20,338,693)

Total decrease in net assets	(3,381,458)	(13,554,107)

Net assets
Beginning of period	82,496,288	96,050,395

End of period	$79,114,830	$82,496,288

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	133

	Small Company Growth Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment loss	$(288,808)	$(1,603,331)
Net realized gains (losses) on investments	(95,998,247)	17,519,892
Net change in unrealized gains (losses) on investments	(55,183,521)	73,745,204

Net increase (decrease) in net assets resulting from operations	(151,470,576)	89,661,765

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	708,902,550	343,108,775
Withdrawals	(112,220,954)	(37,300,648)

Net increase in net assets resulting from capital share transactions	596,681,596	305,808,127

Total increase in net assets	445,211,020	395,469,892

Net assets
Beginning of period	751,385,420	355,915,528

End of period	$1,196,596,440	$751,385,420

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Allocation Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$1,286,924	$1,850,375
Net realized gains on investments	12,552,384	16,879,349
Net change in unrealized gains (losses) on investments	(24,625,962)	(3,678,556)

Net increase (decrease) in net assets resulting from operations	(10,786,654)	15,051,168

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	36,132,062	22,862,632
Withdrawals	(23,471,861)	(28,565,086)

Net increase (decrease) in net assets resulting from capital share transactions	12,660,201	(5,702,454)

Total increase in net assets	1,873,547	9,348,714

Net assets
Beginning of period	215,696,223	206,347,509

End of period	$217,569,770	$215,696,223

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	135

	Core Bond Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$71,646,971	$58,488,996
Net realized gains on investments	33,744,871	54,777,871
Net change in unrealized gains (losses) on investments	4,164,647	(15,603,380)

Net increase in net assets resulting from operations	109,556,489	97,663,487

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,207,036,360	1,275,843,092
Withdrawals	(728,304,768)	(517,501,361)

Net increase in net assets resulting from capital share transactions	478,731,592	758,341,731

Total increase in net assets	588,288,081	856,005,218

Net assets
Beginning of period	3,752,546,977	2,896,541,759

End of period	$4,340,835,058	$3,752,546,977

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Allocation Funds	Statements of changes in net assets

	Managed Fixed Income Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$3,776,941	$3,704,473
Net realized gains on investments	1,250,302	1,635,962
Net change in unrealized gains (losses) on investments	(257,799)	(507,703)

Net increase in net assets resulting from operations	4,769,444	4,832,732

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	18,117,390	17,767,001
Withdrawals	(17,218,838)	(14,012,007)

Net increase in net assets resulting from capital share transactions	898,552	3,754,994

Total increase in net assets	5,667,996	8,587,726

Net assets
Beginning of period	121,085,734	112,498,008

End of period	$126,753,730	$121,085,734

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Allocation Funds	137

	Real Return Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$809,383	$400,921
Net realized gains (losses) on investments	(131,670)	1,132,514
Net change in unrealized gains (losses) on investments	484,975	(896,307)

Net increase in net assets resulting from operations	1,162,688	637,128

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	29,489,684	12,526,145
Withdrawals	(14,951,275)	(11,966,906)

Net increase in net assets resulting from capital share transactions	14,538,409	559,239

Total increase in net assets	15,701,097	1,196,367

Net assets
Beginning of period	48,396,784	47,200,417

End of period	$64,097,881	$48,396,784

The accompanying notes are an integral part of these financial statements.

138	Wells Fargo Allocation Funds	Statements of changes in net assets

	Stable Income Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$339,242	$308,337
Net realized gains (losses) on investments	(28,391)	148
Net change in unrealized gains (losses) on investments	(82,401)	(79,402)

Net increase in net assets resulting from operations	228,450	229,083

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	5,915,120	3,703,378
Withdrawals	(2,801,173)	(1,665,191)

Net increase in net assets resulting from capital share transactions	3,113,947	2,038,187

Total increase in net assets	3,342,397	2,267,270

Net assets
Beginning of period	27,075,804	24,808,534

End of period	$30,418,201	$27,075,804

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Allocation Funds	139

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses

C&B Large Cap Value Portfolio
Year ended May 31, 2016	1.33%	0.68%	0.68%	0.35%	29%
Year ended May 31, 2015	1.20%	0.68%	0.68%	10.29%	35%
Year ended May 31, 2014	1.35%	0.68%	0.68%	17.80%	22%
Year ended May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%
Year ended May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%

Diversified Large Cap Growth Portfolio
Year ended May 31, 2016	0.29%	0.74%	0.62%	(2.28)%	59%
Year ended May 31, 2015	0.28%	0.72%	0.62%	13.11%	46%
Year ended May 31, 2014	0.15%	0.72%	0.62%	21.70%	54%
Year ended May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%
Year ended May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%

Emerging Growth Portfolio
Year ended May 31, 2016	(0.40)%	0.80%	0.80%	(14.47)%	66%
Year ended May 31, 2015	(0.63)%	0.80%	0.80%	24.02%	56%
Year ended May 31, 2014	(0.62)%	0.80%	0.80%	11.92%	63%
Year ended May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%
Year ended May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%

Index Portfolio
Year ended May 31, 2016	2.12%	0.11%	0.10%	1.62%	4%
Year ended May 31, 2015	1.96%	0.11%	0.11%	11.69%	4%
Year ended May 31, 2014	1.99%	0.10%	0.10%	20.33%	5%
Year ended May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%
Year ended May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%

International Growth Portfolio
Year ended May 31, 2016	1.16%	0.99%	0.99%	(12.40)%	62%
Year ended May 31, 2015	0.76%	1.00%	1.00%	5.13%	51%
Year ended May 31, 2014	1.13%	1.00%	1.00%	16.45%	46%
Year ended May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%
Year ended May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%

International Value Portfolio
Year ended May 31, 2016	2.50%	0.91%	0.91%	(11.85)%	14%
Year ended May 31, 2015	2.45%	0.91%	0.91%	(1.04)%	18%
Year ended May 31, 2014	3.09%	0.91%	0.91%	18.22%	11%
Year ended May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%
Year ended May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%

Large Company Value Portfolio
Year ended May 31, 2016	1.54%	0.76%	0.74%	(3.92)%	50%
Year ended May 31, 2015	1.09%	0.74%	0.74%	7.90%	72%
Year ended May 31, 2014	0.99%	0.73%	0.73%	20.26%	62%
Year ended May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%
Year ended May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%

Small Company Growth Portfolio
Year ended May 31, 2016	(0.03)%	0.80%	0.80%	(13.86)%	49%
Year ended May 31, 2015	(0.32)%	0.82%	0.82%	18.07%	58%
Year ended May 31, 2014	(0.37)%	0.83%	0.83%	23.47%	77%
Year ended May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%
Year ended May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%

The accompanying notes are an integral part of these financial statements.

140	Wells Fargo Allocation Funds	Financial highlights

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses

Small Company Value Portfolio
Year ended May 31, 2016	0.62%	0.85%	0.85%	(4.96)%	72%
Year ended May 31, 2015	0.89%	0.84%	0.84%	7.29%	54%
Year ended May 31, 2014	0.89%	0.85%	0.85%	18.09%	47%
Year ended May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%
Year ended May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%

Core Bond Portfolio
Year ended May 31, 2016	1.86%	0.36%	0.35%	2.78%	667%
Year ended May 31, 2015	1.82%	0.37%	0.35%	3.22%	586%
Year ended May 31, 2014	1.94%	0.37%	0.35%	2.90%	646%
Year ended May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%
Year ended May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%

Managed Fixed Income Portfolio
Year ended May 31, 2016	3.12%	0.48%	0.39%	3.95%	25%
Year ended May 31, 2015	3.20%	0.48%	0.39%	4.23%	31%
Year ended May 31, 2014	3.33%	0.48%	0.39%	3.07%	35%
Year ended May 31, 2013	3.42%	0.47%	0.39%	4.81%	49%
Year ended May 31, 2012	3.83%	0.46%	0.39%	6.97%	51%

Real Return Portfolio
Year ended May 31, 2016	1.45%	0.56%	0.44%	1.29%	29%
Year ended May 31, 2015	0.89%	0.57%	0.44%	1.50%	57%
Year ended May 31, 2014	1.45%	0.53%	0.44%	(0.26)%	9%
Year ended May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%
Year ended May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%

Stable Income Portfolio
Year ended May 31, 2016	1.22%	0.62%	0.41%	0.83%	20%
Year ended May 31, 2015	1.20%	0.64%	0.41%	0.89%	26%
Year ended May 31, 2014	1.41%	0.66%	0.41%	1.52%	33%
Year ended May 31, 2013	1.50%	0.58%	0.41%	2.78%	20%
Year ended May 31, 2012	1.76%	0.59%	0.41%	1.71%	11%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Allocation Funds	141

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: Wells Fargo C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), Wells Fargo Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Index Portfolio (“Index Portfolio”), Wells Fargo International Growth Portfolio (“International Growth Portfolio”), Wells Fargo International Value Portfolio (“International Value Portfolio”), Wells Fargo Large Company Value Portfolio (“Large Company Value Portfolio”), Wells Fargo Small Company Growth Portfolio (“Small Company Growth Portfolio”), Wells Fargo Small Company Value Portfolio (“Small Company Value Portfolio”), Wells Fargo Core Bond Portfolio (“Core Bond Portfolio”), Wells Fargo Managed Fixed Income Portfolio (“Managed Fixed Income Portfolio”), Wells Fargo Real Return Portfolio (“Real Return Portfolio”), and Wells Fargo Stable Income Portfolio (“Stable Income Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other affiliated master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolios may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2016, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless

142	Wells Fargo Allocation Funds	Notes to financial statements

the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. The value of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time. In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the

Notes to financial statements	Wells Fargo Allocation Funds	143

Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Portfolios are subject to interest rate risk or equity price risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

Each Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

Each Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Mortgage dollar roll transactions

Each Portfolio may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar

144	Wells Fargo Allocation Funds	Notes to financial statements

security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. A Portfolio accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Allocation Funds	145

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2016:

C&B Large Cap Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$39,284,297	$0	$0	$39,284,297
Consumer staples	19,100,896	0	0	19,100,896
Energy	17,758,921	0	0	17,758,921
Financials	76,240,999	0	0	76,240,999
Health care	44,180,838	0	0	44,180,838
Industrials	53,765,968	0	0	53,765,968
Information technology	14,076,445	0	0	14,076,445
Materials	14,028,552	0	0	14,028,552

Short-term investments
Investment companies	13,862,559	0	0	13,862,559
Investments measured at net asset value*				12,454,900
Total assets	$292,299,475	$0	$0	$304,754,375

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $12,454,900 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Diversified Large Cap Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$29,503,276	$0	$0	$29,503,276
Consumer staples	9,135,507	0	0	9,135,507
Energy	1,379,452	0	0	1,379,452
Financials	2,559,149	0	0	2,559,149
Health care	16,475,660	0	0	16,475,660
Industrials	7,788,848	0	0	7,788,848
Information technology	43,031,066	0	0	43,031,066
Materials	3,378,649	0	0	3,378,649

Short-term investments
Investment companies	2,118,196	0	0	2,118,196
Investments measured at net asset value*				3,113,406
Total assets	$115,369,803	$0	$0	$118,483,209

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $3,113,406 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

146	Wells Fargo Allocation Funds	Notes to financial statements

Emerging Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$109,137,314	$0	$0	$109,137,314
Energy	25,543,672	0	0	25,543,672
Financials	48,113,098	0	0	48,113,098
Health care	289,674,989	0	0	289,674,989
Industrials	103,520,118	0	0	103,520,118
Information technology	305,813,941	0	0	305,813,941

Short-term investments
Investment companies	14,978,235	0	0	14,978,235
Investments measured at net asset value*				92,823,723
Total assets	$896,781,367	$0	$0	$989,605,090

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $92,823,723 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Index Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$289,694,308	$0	$0	$289,694,308
Consumer staples	232,754,716	0	0	232,754,716
Energy	164,580,503	0	0	164,580,503
Financials	376,210,320	0	0	376,210,320
Health care	339,368,191	0	0	339,368,191
Industrials	231,365,470	0	0	231,365,470
Information technology	470,278,237	0	0	470,278,237
Materials	65,656,243	0	0	65,656,243
Telecommunication services	61,249,364	0	0	61,249,364
Utilities	77,036,436	0	0	77,036,436

Short-term investments
Investment companies	24,960,298	0	0	24,960,298
U.S. Treasury securities	1,806,435	0	0	1,806,435
Investments measured at net asset value*				12,693,253
Total assets	$2,334,960,521	$0	$0	$2,347,653,774
Liabilities
Futures contracts	$36,000	$0	$0	$36,000
Total liabilities	$36,000	$0	$0	$36,000

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $12,693,253 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Allocation Funds	147

International Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Belgium	$2,938,206	$0	$0	$2,938,206
Canada	2,250,330	0	0	2,250,330
China	2,541,486	0	0	2,541,486
Denmark	381,268	0	0	381,268
France	12,797,598	0	0	12,797,598
Germany	20,329,351	0	0	20,329,351
Hong Kong	4,686,104	0	0	4,686,104
Ireland	7,904,971	0	0	7,904,971
Japan	18,993,997	0	0	18,993,997
Mexico	1,246,753	0	0	1,246,753
South Korea	14,650	0	0	14,650
Spain	2,487,845	0	0	2,487,845
Sweden	1,433,455	0	0	1,433,455
Switzerland	12,652,706	0	0	12,652,706
Taiwan	1,785,144	0	0	1,785,144
United Kingdom	33,515,136	0	0	33,515,136
United States	8,935,376	0	0	8,935,376

Participation Notes
Ireland	0	2,418,886	0	2,418,886

Preferred stocks
Germany	1,767,949	0	0	1,767,949

Short-term investments
Investment companies	9,867,059	0	0	9,867,059
Investments measured at net asset value*				2,506,158
Total assets	$146,529,384	$2,418,886	$0	$151,454,428

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments, LLC valued at $2,506,158 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

148	Wells Fargo Allocation Funds	Notes to financial statements

International Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Australia	$28,434,311	$0	$48,710	$28,483,021
Austria	5,746,241	0	0	5,746,241
Belgium	4,130,894	0	0	4,130,894
Brazil	4,150,492	0	0	4,150,492
Canada	7,819,869	0	0	7,819,869
China	14,102,164	0	0	14,102,164
Czech Republic	1,044,370	0	0	1,044,370
Denmark	1,226,054	0	0	1,226,054
Finland	1,974,732	0	0	1,974,732
France	45,224,124	0	0	45,224,124
Germany	47,995,403	0	0	47,995,403
Hong Kong	9,988,633	0	0	9,988,633
Hungary	1,196,850	0	0	1,196,850
India	2,865,322	0	0	2,865,322
Ireland	4,655,800	0	0	4,655,800
Israel	5,473,993	0	0	5,473,993
Italy	5,639,354	0	0	5,639,354
Japan	109,897,120	0	0	109,897,120
Liechtenstein	599,721	0	0	599,721
Netherlands	6,898,832	0	0	6,898,832
Norway	6,230,948	0	0	6,230,948
Poland	1,982,872	0	0	1,982,872
Portugal	1,401,875	0	0	1,401,875
Russia	4,194,456	0	0	4,194,456
Singapore	4,050,076	0	0	4,050,076
South Africa	1,860,099	0	0	1,860,099
South Korea	12,328,179	0	0	12,328,179
Spain	8,854,110	0	0	8,854,110
Sweden	10,406,680	0	0	10,406,680
Switzerland	31,110,463	0	0	31,110,463
Taiwan	2,154,895	0	0	2,154,895
Thailand	5,047,806	0	0	5,047,806
United Kingdom	93,883,267	0	0	93,883,267

Preferred stocks
Brazil	978,198	0	0	978,198

Rights
Brazil	0	6,779	0	6,779

Short-term investments
Investment companies	2,530,851	0	0	2,530,851
Investments measured at net asset value*				14,316,539
Total assets	$496,079,054	$6,779	$48,710	$510,451,082

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $14,316,539 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Allocation Funds	149

Large Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$5,992,355	$0	$0	$5,992,355
Consumer staples	5,245,325	0	0	5,245,325
Energy	8,764,370	0	0	8,764,370
Financials	22,808,234	0	0	22,808,234
Health care	10,075,327	0	0	10,075,327
Industrials	8,482,370	0	0	8,482,370
Information technology	8,745,638	0	0	8,745,638
Materials	2,668,280	0	0	2,668,280
Telecommunication services	1,794,709	0	0	1,794,709
Utilities	3,348,498	0	0	3,348,498

Short-term investments
Investment companies	1,123,879	0	0	1,123,879
Investments measured at net asset value*				1,759,295
Total assets	$79,048,985	$0	$0	$80,808,280

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $1,759,295 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Small Company Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$167,660,319	$0	$0	$167,660,319
Consumer staples	31,118,946	0	0	31,118,946
Energy	32,226,308	0	0	32,226,308
Financials	112,573,141	0	0	112,573,141
Health care	277,040,158	0	0	277,040,158
Industrials	196,541,616	0	0	196,541,616
Information technology	323,772,888	0	0	323,772,888
Materials	24,505,990	0	0	24,505,990

Short-term investments
Investment companies	40,370,488	0	0	40,370,488
Investments measured at net asset value*				151,177,536
Total assets	$1,205,809,854	$0	$0	$1,356,987,390

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $151,177,536 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

150	Wells Fargo Allocation Funds	Notes to financial statements

Small Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$31,528,281	$0	$0	$31,528,281
Consumer staples	5,274,964	0	0	5,274,964
Energy	13,960,510	0	0	13,960,510
Financials	85,916,166	0	0	85,916,166
Health care	8,309,486	0	0	8,309,486
Industrials	16,923,555	0	0	16,923,555
Information technology	32,348,308	0	0	32,348,308
Materials	8,659,206	0	0	8,659,206
Utilities	10,535,582	0	0	10,535,582

Warrants
Health care	0	0	0	0

Short-term investments
Investment companies	4,875,803	0	0	4,875,803
Investments measured at net asset value*				5,965,825
Total assets	$218,331,861	$0	$0	$224,297,686

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $5,965,825 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Core Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Agency securities	$0	$1,325,492,614	$0	$1,325,492,614

Asset-backed securities	0	573,632,539	0	573,632,539

Corporate bonds and notes	0	810,667,590	0	810,667,590

Municipal obligations	0	39,954,459	0	39,954,459

Non-agency mortgage-backed securities	0	134,383,718	0	134,383,718

U.S. Treasury securities	1,324,440,171	0	0	1,324,440,171

Yankee corporate bonds and notes	0	226,546,839	0	226,546,839

Yankee government bonds	0	95,050,298	0	95,050,298

Short-term investments
Investment companies	198,368,365	0	0	198,368,365
Total assets	$1,522,808,536	$3,205,728,057	$0	$4,728,536,593

Notes to financial statements	Wells Fargo Allocation Funds	151

Managed Fixed Income Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Agency securities	$0	$37,905,371	$0	$37,905,371

Asset-backed securities	0	5,325,981	0	5,325,981

Corporate bonds and notes	0	41,120,407	0	41,120,407

Municipal obligations	0	11,316,006	0	11,316,006

Non-agency mortgage-backed securities	0	14,454,073	1,233,994	15,688,067

U.S. Treasury securities	5,443,583	0	0	5,443,583

Yankee corporate bonds and notes	0	7,273,040	0	7,273,040

Short-term investments
Investment companies	4,250,997	0	0	4,250,997
Investments measured at net asset value*				143,100
Total assets	$9,694,580	$117,394,878	$1,233,994	$128,466,552

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $143,100 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Real Return Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer staples	$2,481,941	$0	$0	$2,481,941
Energy	2,185,607	0	0	2,185,607
Financials	2,880,032	0	0	2,880,032
Materials	3,300,363	0	0	3,300,363

Corporate bonds and notes	0	6,675,798	0	6,675,798

Loans	0	2,274,418	0	2,274,418

U.S. Treasury securities	41,786,791	0	0	41,786,791

Yankee corporate bonds and notes	0	776,697	0	776,697

Short-term investments
Investment companies	618,330	0	0	618,330
U.S. Treasury securities	49,997	0	0	49,997
	53,303,061	9,726,913	0	63,029,974
Futures contracts	31	0	0	31
Total assets	$53,303,092	$9,726,913	$0	$63,030,005
Liabilities
Futures contracts	$1,203	$0	$0	$1,203
Total liabilities	$1,203	$0	$0	$1,203

152	Wells Fargo Allocation Funds	Notes to financial statements

Stable Income Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Agency securities	$0	$7,095,543	$0	$7,095,543

Asset-backed securities	0	8,141,676	0	8,141,676

Corporate bonds and notes	0	8,057,749	0	8,057,749

Municipal obligations	0	278,758	0	278,758

Non-agency mortgage-backed securities	0	1,992,208	0	1,992,208

U.S. Treasury securities	3,920,920	0	0	3,920,920

Yankee corporate bonds and notes	0	518,765	0	518,765

Short-term investments
Investment companies	317,146	0	0	317,146
Total assets	$4,238,066	$26,084,699	$0	$30,322,765
Liabilities
Futures contracts	$117	$0	$0	$117
Total liabilities	$117	$0	$0	$117

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

The Portfolios recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2016, the Portfolios did not have any transfers into/out of Level 1, Level 2 or Level 3, except International Value Portfolio which had an immaterial transfer between Level 1 and Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Portfolio.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management for the Portfolios. Funds Management has engaged WellsCap, Peregrine Capital Management, Inc. (“Peregrine”) (an affiliate of Funds Management and a direct wholly owned subsidiary of Wells Fargo), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Golden Capital Management, LLC (an affiliate of Funds Management), LSV Asset Management, and Phocas Financial Corporation as subadvisers.

The fees for subadvisory services are borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio.

Notes to financial statements	Wells Fargo Allocation Funds	153

The annual advisory and subadvisory fee rates for each Portfolio are as follows:

	Advisory fee		Effective rate for the year ended May 31, 2016		Subadvisory fee
	starting at	declining to		Subadviser	starting at	declining to
C&B Large Cap Value Portfolio	0.65%	0.475%	0.65%	Cooke & Bieler, L.P.	0.38%	0.30%
Diversified Large Cap Growth Portfolio	0.65	0.475	0.65	WellsCap	0.30	0.20
Emerging Growth Portfolio	0.80	0.68	0.79	WellsCap	0.55	0.40
Index Portfolio	0.10	0.05	0.09	Golden Capital Management, LLC	0.05	0.02
International Growth Portfolio	0.85	0.70	0.85	Artisan Partners Limited Partnership	0.80	0.50
International Value Portfolio	0.85	0.70	0.85	LSV Asset Management	0.35	0.30
Large Company Value Portfolio	0.65	0.475	0.65	Phocas Financial Corporation	0.29	0.20
Small Company Growth Portfolio	0.80	0.68	0.79	Peregrine Capital Management, Inc.	0.50	0.45
Small Company Value Portfolio	0.80	0.68	0.80	Peregrine Capital Management, Inc.	0.45	0.40
Core Bond Portfolio	0.40	0.30	0.35	WellsCap	0.20	0.10
Managed Fixed Income Portfolio	0.40	0.30	0.40	WellsCap	0.20	0.10
Real Return Portfolio	0.40	0.30	0.40	WellsCap	0.20	0.10
Stable Income Portfolio	0.30	0.225	0.30	Galliard Capital Management, Inc.	0.28	0.18

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2016 were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
C&B Large Cap Value Portfolio	$0	$85,183,352	$0	$114,963,169
Diversified Large Cap Growth Portfolio	0	66,502,732	0	72,054,473
Emerging Growth Portfolio	0	645,259,305	0	731,708,252
Index Portfolio	0	102,056,002	0	425,715,055
International Growth Portfolio	0	93,383,839	0	88,165,073
International Value Portfolio	0	116,965,232	0	66,237,230
Large Company Value Portfolio	0	40,427,589	0	38,186,695
Small Company Growth Portfolio	0	1,109,978,075	0	480,747,665
Small Company Value Portfolio	0	164,018,108	0	145,721,707
Core Bond Portfolio	24,379,101,867	3,479,831,644	23,990,784,629	2,994,795,146
Managed Fixed Income Portfolio	18,980,575	24,268,744	17,908,760	11,830,653
Real Return Portfolio	19,521,137	12,085,988	10,372,097	4,914,247
Stable Income Portfolio	4,718,255	11,562,924	799,123	4,557,635

As of May 31, 2016, Real Return Portfolio had unfunded term loan commitments of $100,313.

154	Wells Fargo Allocation Funds	Notes to financial statements

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Portfolio or which the Portfolio has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of Index Portfolio at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains on affiliated securities
Wells Fargo & Company	674,695	0	90,743	583,952	$29,618,045	$944,748	$1,980,988

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2016, Index Portfolio used uninvested cash to enter into futures contracts to gain market exposure. During the year ended May 31, 2016, Real Return Portfolio and Stable Income Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of each portfolio.

At May 31, 2016, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2016	Unrealized gains (losses)
Index Portfolio	6-16-2016	Jefferies Bache	60 Long	S&P 500 Index	$31,423,500	$1,118,000
Real Return Portfolio	9-21-2016	JPMorgan	2 Short	10-Year U.S. Treasury Notes	259,375	(217)
Real Return Portfolio	9-21-2016	JPMorgan	3 Short	U.S. Treasury Bonds	489,938	(3,004)
Real Return Portfolio	9-30-2016	JPMorgan	10 Short	5-Year U.S. Treasury Notes	1,201,172	(2,233)
Stable Income Portfolio	9-30-2016	JPMorgan	15 Short	5-Year U.S. Treasury Notes	1,801,758	(3,867)

As of May 31, 2016, Stable Income Portfolio had segregated $12,274 as cash collateral for open futures contracts.

The Portfolios had average notional amounts in futures contracts during the year ended May 31, 2016 as follows:

	Long contracts	Short contracts
Index Portfolio	$29,775,935	$0
Real Return Portfolio	80,886	1,223,081
Stable Income Portfolio	0	1,966,559

The receivable and payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolios to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between each Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Notes to financial statements	Wells Fargo Allocation Funds	155

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Real Return Portfolio	Futures – variation margin	JPMorgan	$31	$(31)	$0	$0

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Index Portfolio	Futures – variation margin	Jefferies Bache	$36,000	$0	$(36,000)	$0
Real Return Portfolio	Futures – variation margin	JPMorgan	$1,203	$(31)	$(1,172)	$0
Stable Income Portfolio	Futures – variation margin	JPMorgan	$117	$0	$(117)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. Portfolios that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector. The Portfolio of Investments or Summary Portfolio of Investments includes information on each Portfolio’s holdings, including sector composition, country and/or geographical composition as relevant.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

10. REDEMPTION IN-KIND

After the close of business on October 29, 2015, Wells Fargo Core Bond Fund, which invests all of its assets in Core Bond Portfolio, redeemed assets through an in-kind redemption. In the redemption transaction, Wells Fargo Core Bond Fund issued securities which it received from Core Bond Portfolio with a value of $223,656,162 along with cash in the amount of $20,349,815. Core Bond Portfolio recognized gains in the amount of $1,735,222, which are reflected on the Statements of Operations. The redemption in-kind represented 6.35% of Core Bond Portfolio and is reflected on the Statements of Changes in Net Assets.

156	Wells Fargo Allocation Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments (for Wells Fargo Index Portfolio and Wells Fargo Core Bond Portfolio), of the Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Small Company Growth Portfolio, Wells Fargo Small Company Value Portfolio, Wells Fargo Core Bond Portfolio, Wells Fargo Managed Fixed Income Portfolio, Wells Fargo Real Return Portfolio, and Wells Fargo Stable Income Portfolio (formerly known as Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Core Bond Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Real Return Portfolio, and Wells Fargo Advantage Stable Income Portfolio, respectively), thirteen of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

Other information (unaudited)	Wells Fargo Allocation Funds	157

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2016:

Dividends-received deduction
Growth Balanced Fund	67.98%
Moderate Balanced Fund	28.60

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2016:

Long-term capital gain distributions
Moderate Balanced Fund	$6,284,057

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2016 have been designated as qualified dividend income (QDI):

QDI
Growth Balanced Fund	$2,568,800
Moderate Balanced Fund	1,146,131

For the fiscal year ended May 31, 2016, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Growth Balanced Fund	$1,258,021
Moderate Balanced Fund	1,697,481

For the fiscal year ended May 31, 2016, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term Capital gain dividends
Moderate Balanced Fund	$435,504

For the fiscal year ended May 31, 2016, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
Growth Balanced Fund	4.04%
Moderate Balanced Fund	4.48

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

158	Wells Fargo Allocation Funds	Other information (unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Allocation Funds	159

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

160	Wells Fargo Allocation Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Officers Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of the Growth Balanced Fund, Moderate Balanced Fund, International Growth Portfolio, and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 65 other funds and Assistant Treasurer of 64 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 64 other funds.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Allocation Funds	161

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo Real Return Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Managed Fixed Income Portfolio, Wells Fargo Small Company Growth Portfolio, Wells Fargo Small Company Value Portfolio, Wells Fargo Core Bond Portfolio and Wells Fargo Stable Income Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management, advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the Wells Fargo Growth Balanced Fund and Wells Fargo Moderate Balanced Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which are Independent Trustees, reviewed and approved an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for each of the Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo Real Return Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Managed Fixed Income Portfolio, Wells Fargo Small Company Growth Portfolio, Wells Fargo Small Company Value Portfolio, Wells Fargo Core Bond Portfolio, and Wells Fargo Stable Income Portfolio (individually, a “Master Portfolio” and collectively, the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed and approved the following at the Meeting: (i) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”) for each of the Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, Real Return Portfolio and Core Bond Portfolio; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) an investment sub-advisory agreement with Peregrine Capital Management, Inc. (“Peregrine”) for each of the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; (vii) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio; and (viii) an investment sub-advisory agreement with Galliard Capital Management, Inc. (“Galliard”) for Managed Fixed Income Portfolio and Stable Income Portfolio (collectively, the “Sub-Advisory Agreements”).

WellsCap, Artisan, Cooke & Bieler, LSV, Peregrine, Golden, Phocas and Galliard are collectively referred to as the “Sub-Advisers”, and the Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

The Gateway Funds are gateway blended funds that each invests all of their assets in multiple Master Portfolios.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2016. In considering and approving the Advisory

162	Wells Fargo Allocation Funds	Other information (unaudited)

Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2015. The Boards considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Growth Balanced Fund was higher than the average performance of its Universe for all periods under review; and (ii) the performance of the Moderate Balanced Fund was higher than the average performance of its Universe for all periods under review.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the Growth Balanced Fund was higher than or in range of its benchmark, the Growth Balanced Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Growth Balanced Fund’s relative performance, for all periods under review; and (ii) the performance of the Moderate Balanced Fund was higher than or in range of its benchmark, the Moderate Balanced Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Moderate Balanced Fund’s relative performance, for all periods under review.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge

Other information (unaudited)	Wells Fargo Allocation Funds	163

to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Growth Balanced Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes. The Funds Trust Board also noted that the net operating expense ratios of the Moderate Balanced Fund were lower than or equal to the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that the Gateway Funds are gateway blended funds that invest all of their assets in multiple master portfolios, and therefore pay an advisory fee to Funds Management. The Funds Trust Board also noted that the fee rate to be paid by the Gateway Funds under the Gateway Fund Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by each Gateway Fund under the Gateway Fund Advisory Agreement and Administration Agreement with Funds Management.

The Funds Trust Board reviewed and considered the fee rates that are payable by each Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by each Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rates that are payable by the Master Portfolios to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rates”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of each Gateway Fund’s Management Rate, which, except in the case of the Diversified Equity Fund, include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Growth Balanced Fund were lower than the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes. The Funds Trust Board also noted that the Management Rates of the Moderate Balanced Fund were lower than the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were lower than or equal to the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, Peregrine, Golden and Galliard, the Master Trust Board ascribed limited relevance to the allocation of the advisory fee between them. The Master Trust Board noted that the Small Company Growth Portfolio and Small Company Value Portfolio were each subject to a reduction in each of their investment sub-advisory fee breakpoint effective May 1, 2016 due to a new breakpoint schedule in the Sub-Advisory Agreement with Peregrine that was

164	Wells Fargo Allocation Funds	Other information (unaudited)

approved by the Board at the April 2016 Board meeting. With respect to Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, in light of the services covered by the Gateway Fund Management Agreement. The Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to each Sub-Adviser under each Sub-Advisory Agreement was reasonable, in light of the services covered by the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement, respectively.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards also received and considered information concerning the profitability of WellsCap, Peregrine, Galliard and Golden, if any, from providing services to the fund family as a whole, noting that their profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis. The Boards did not receive or consider profitability information with respect to Artisan, Cooke & Bieler, LSV and Phocas, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee structure and each Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Boards considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine, Golden and Galliard, and by Artisan, Cooke & Bieler, LSV and Phocas, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by WellsCap, Artisan, Cooke & Bieler, Peregrine and Golden, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine, Golden and Galliard, or by Artisan, Cooke & Bieler, LSV or Phocas, were unreasonable.

Other information (unaudited)	Wells Fargo Allocation Funds	165

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable.

166	Wells Fargo Allocation Funds	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

243136 07-16 AAFLD/AR110 05-16

Annual Report

May 31, 2016

Equity Gateway Funds

■	Wells Fargo C&B Large Cap Value Fund

■	Wells Fargo Diversified Equity Fund

■	Wells Fargo Emerging Growth Fund

■	Wells Fargo Index Fund

■	Wells Fargo International Value Fund

■	Wells Fargo Small Company Growth Fund

■	Wells Fargo Small Company Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/index-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of May 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Equity Gateway Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

By July 2015, equity markets were declining, led by stocks in China, which endured the largest one-day in eight years.

Global equity markets around the world hit low points before starting to rebound in the middle of February 2016 when business data improved and central bankers reasserted their commitment to initiatives that are intended to spark economic growth.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Equity Gateway Funds for the 12-month period that ended May 31, 2016. During much of the period, global equity, bond, and currency markets were volatile as recessionary pressures and diverging central bank policies concerned investors. As the period closed, investor confidence appeared to improve based on favorable economic data in key markets and central bank monetary policies that were intended to support increased business activity.

Shifting investor sentiment reflected changing economic and business data.

Early in the period, U.S. unemployment data improved and major European economies reported second-quarter 2015 gross domestic product growth. As the summer months arrived, oil prices declined once again after a spring rally, concerns arose about Greece’s ability to repay its sovereign debt, and the U.S. dollar strengthened in anticipation of a federal funds interest-rate increase. By July 2015, equity markets were declining, led by stocks in China, which endured the largest one-day loss in eight years on July 27, 2015.

The S&P 500 Index,1 a common measure of U.S. stock performance, fell into correction territory—defined as a loss of 10% or more—in August 2015 before recovering a portion of those losses. The Index then traded in a narrow range at its lower level for another month, retested the August lows in late September, and regained most of its year-to-date-2015 losses from October through December. As anticipated, the U.S. Federal Reserve (Fed) increased the federal funds rate in December and suggested it planned to pursue additional increases in 2016. During the first six weeks of 2016, the Index suffered the worst loss to open a year on record before trending higher through the end of the period. By the end of the period, the Index recorded a 1.72% gain.

Overseas, the Morgan Stanley Capital Index (MSCI) All Country World Index (ACWI) ex USA Index (Net)2 and the MSCI Emerging Markets (EM) Index (Net)3 recorded negative return patterns. In August 2015, China allowed its currency’s value to decline in an attempt to bolster exports and the U.S. dollar strengthened, which negatively affected investment returns and U.S. corporate profits earned overseas. During the fourth quarter of 2015, Japan’s economy contracted, China’s manufacturing sector retrenched, and growth appeared to slow in Europe.

Global equity markets around the world hit low points before starting to rebound in the middle of February 2016 when business data improved and central bankers reasserted their commitment to initiatives that are intended to spark economic growth. The European Central Bank (ECB) pushed the deposit interest rate further into negative territory. The Bank of Japan followed the ECB’s lead by setting a

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Equity Gateway Funds	3

negative deposit rate. Negative deposit interest rates are intended to encourage banks to lend assets rather than keep them on deposit. The People’s Bank of China reduced reserve ratios in February, which also was intended to encourage lending. The ECB expanded and extended its bond-buying program, which injects liquidity into the markets and encourages investment. For its part, the Fed acknowledged that risks to global growth existed and indicated it would base further rate increases on data indicating the risks were being successfully addressed.

For the 12-month reporting period, the MSCI ACWI ex USA Index (Net) and MSCI EM Index (Net) recorded returns of -11.39% and -17.63%, respectively.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

British Exit from European Union (“Brexit”)

On June 23, 2016, the United Kingdom (UK) voted to leave the European Union (EU). It is expected that the UK’s exit from the EU will take place within two years after giving formal notice to the EU of its intention to withdraw; however, the exact timeframe is unknown. There is considerable uncertainty about how the UK exit from the EU will be conducted, how negotiations of necessary treaties and trade agreements will proceed or how the financial markets will react. In addition, it is not yet known whether Brexit will increase the likelihood of other countries seeking to depart the EU. Immediately following the vote, markets in the UK, Europe and the world were negatively impacted. In light of the uncertainties surrounding the impact of Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo C&B Large Cap Value Fund1

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Cooke & Bieler, L.P.

Portfolio managers

Andrew Armstrong, CFA®

Steve Lyons, CFA®

Michael M. Meyer, CFA®

Edward W. O’Connor, CFA®

R. James O’Neil, CFA®

Mehul Trivedi, CFA®

William Weber, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (CBEAX)	7-26-2004	(5.85)	8.15	5.10	(0.08)	9.44	5.73	1.24	1.15
Class B (CBEBX)*	7-26-2004	(5.81)	8.35	5.18	(0.81)	8.64	5.18	1.99	1.90
Class C (CBECX)	7-26-2004	(1.82)	8.64	4.95	(0.82)	8.64	4.95	1.99	1.90
Administrator Class (CBLLX)	7-26-2004	–	–	–	0.11	9.68	5.94	1.16	1.00
Institutional Class (CBLSX)	7-26-2004	–	–	–	0.33	9.92	6.22	0.91	0.80
Russell 1000® Value Index[4]	–	–	–	–	(0.06)	10.70	6.11	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	5

Wells Fargo C&B Large Cap Value Fund (continued)

Growth of $10,000 investment as of May 31, 2016[5]

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo C&B Large Cap Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000® Value Index,[4] by 2 basis points (bps; 100 bps equals 1.00%) for the 12-month period that ended May 31, 2016.

■	Sector allocation detracted from performance including utilities and telecommunication services which were underweight relative to the benchmark. A consumer discretionary overweight contributed to performance.

■	Aiding performance was an underweight to the energy sector as well as security selection in six of the eight Global Industry Classification Standard economic sectors in which the Fund invested.

Strong stock selection aided the Fund’s relative performance during the period.

The global economy remained fragile, but the U.S. economy saw evidence of improvement, particularly as the end of the period approached. Against this backdrop, the Fund underperformed its benchmark by 2 bps.

Favorable stock selection drove Fund performance higher in six of eight sectors to which the portfolio had exposure. Stock selection in the health care sector was the largest contributor, with two of the companies ranking among the Fund’s top five contributors. Offsetting this bright spot were the Fund’s industrials and information technology (IT) holdings. Headwinds affecting energy and commodities exposures negatively affected the Fund’s industrials holdings while IT holding QUALCOMM Incorporated dragged on performance as a result of the licensing-fee collection regulatory issue.

Sector weightings hurt relative performance. Unfavorable positioning included a zero weight to utilities and telecommunication services and an overweight to consumer discretionary. These detractors were partially offset by an overweight to industrials and an underweight to energy.

Ten largest holdings (%) as of May 31, 2016[6]
Laboratory Corporation of America Holdings	3.37
State Street Corporation	3.24
JPMorgan Chase & Company	3.20
Omnicom Group Incorporated	2.92
UnitedHealth Group Incorporated	2.91
The Progressive Corporation	2.85
Twenty-First Century Fox Incorporated Class A	2.85
RenaissanceRe Holdings Limited	2.85
Crown Holdings Incorporated	2.67
AerCap Holdings NV	2.62

Contributors during the period included insurance provider The Progressive Corporation; advertising agency Omnicom Group Incorporated; tobacco producer Philip Morris International Incorporated; medical technology company Becton, Dickinson and Company; and health care company Johnson & Johnson. Laggards included financial services holding company State Street Corporation, diversified retailer Kohl’s Corporation, crude oil producer Devon Energy Corporation, and financial data systems provider American Express Company.

Market turbulence persistence provided us with a number of opportunities.

During the period, we added to existing holdings and initiated positions in the following: industrial supply company W.W. Grainger, Incorporated; aviation electronics and communication systems builder Rockwell Collins, Incorporated; airplane lessor AerCap Holdings N.V.; analog integrated circuits manufacturer Linear Technology Corporation; pharmaceutical company Abbott Laboratories; restaurant chain owner Brinker International, Incorporated; appliance manufacturer Whirlpool Corporation; coatings company Axalta Coating Systems Limited; insurance underwriter The Chubb Corporation; and private-label credit card provider Alliance Data Systems Corporation.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	7

Wells Fargo C&B Large Cap Value Fund (continued)

To make room for these positions, we trimmed existing holdings and eliminated biopharmaceutical company Baxalta Incorporated; health care company Baxter International Incorporated; technology solutions provider Fiserv, Incorporated; insurance broker Willis Group Holdings plc; fast food chain operator McDonald’s Corporation; and consumer products company Colgate-Palmolive Company, all of which reached our price targets. We also completed the elimination of communications equipment developer QUALCOMM in early 2016 due to concerns about the effects on royalty revenues of licensing-fee collection regulations in China.

Sector distribution as of May 31, 2016[7]

Continued market volatility highlights the importance of our long-term perspective.

The level of volatility we experienced in 2015 seems to us to be closer to the norm. In our view, lower market volatility levels during the prior six years were the exception and were driven largely by the effects of quantitative easing–related government bond buying. While this new normal may be nerve-wracking, we believe our investment style lends itself well to the new backdrop.

The start to 2016 was the worst ever recorded for the broad equity market, as measured by the Russell 1000® Value Index. Fear of impending disaster, both foreign and domestic, drove less-stalwart investors away from stocks. By February 11, 2016, worries of global recession pushed the index into correction territory and oil prices down 29%. And then, sentiments turned. The index rebounded nearly 14% before quarter-end, and oil roared back 46%. Both finished the first quarter of 2016 in positive territory, turning a wild quarter into a placid 1.6% point-to-point index return.

We continue to find companies that we consider to be great at reasonable valuations and firmly believe that the Fund’s holdings will perform well if the economy continues to achieve progress forward. We also see a degree of downside mitigation if it does not. We are excited about the portfolio’s current positioning and its enviable collection of reasonably valued, financially strong, well-positioned companies that we believe can dependably grow earnings and cash flows, and we believe the portfolio will compound value at an above-average rate.

Please see footnotes on page 5.

8	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Diversified Equity Fund1

Investment objective

The Fund seeks long-term total capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers for the affiliated master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Biwer, CFA®

Aldo Ceccarelli, CFA®

Erik Sens, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NVDAX)	5-2-1996	(9.74)	6.77	4.57	(4.24)	8.04	5.19	1.39	1.25
Class B (NVDBX)*	5-6-1996	(9.61)	7.00	4.64	(4.61)	7.31	4.64	2.14	2.00
Class C (WFDEX)	10-1-1998	(5.96)	7.24	4.40	(4.96)	7.24	4.40	2.14	2.00
Administrator Class (NVDEX)	11-11-1994	–	–	–	(3.98)	8.32	5.46	1.31	1.00
Diversified Equity Composite Index[4]	–	–	–	–	(1.26)	9.76	6.57	–	–
MSCI EAFE Index (Net)[5]	–	–	–	–	(9.68)	2.12	1.92	–	–
Russell 1000® Growth Index[6]	–	–	–	–	1.61	12.11	8.78	–	–
Russell 1000® Value Index[7]	–	–	–	–	(0.06)	10.70	6.11	–	–
Russell 2000® Index[8]	–	–	–	–	(5.97)	7.86	6.27	–	–
S&P 500 Index[9]	–	–	–	–	1.72	11.67	7.41	–	–
*	Effective June 7, 2016, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	9

Wells Fargo Diversified Equity Fund (continued)

Growth of $10,000 investment as of May 31, 2016[10]

[1]	The Fund is a gateway feeder fund that invests all of its assets in two or more affiliated master portfolios of the Wells Fargo Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolios in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.59% in net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include net expenses from affiliated master portfolios.

[3]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Diversified Equity Composite Index is weighted 15% in the MSCI EAFE Index (Net), 25% in the Russell 1000® Growth Index, 25% in the Russell 1000® Value Index, 10% in the Russell 2000® Index, and 25% in the S&P 500 Index. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Equity Composite Index, the MSCI EAFE Index (Net), the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]	Amounts represent the sector distribution of the affiliated master portfolios which are calculated based on the total long-term investments of the affiliated master portfolios. These amounts are subject to change and may have changed since the date specified.

10	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Diversified Equity Fund (continued)

MANAGERS’ DISCUSSION

Fund highlights

■	The Fund underperformed its custom benchmark, the Diversified Equity Composite Index, for the 12-month period that ended May 31, 2016, during a volatile period for global equities.

■	Largely responsible for the lagging performance was the general underperformance by underlying funds compared with their individual style benchmarks.

Global equity markets experienced higher volatility during the period.

Equity markets experienced sizable volatility during the 12-month period that ended May 31, 2016. Markets swooned in late August 2015 and then recovered, just to falter again at the start of 2016. Despite the volatility, select U.S. market segments achieved nominal gains over the time span. Foreign markets generally provided negative returns, with many European and Asian markets declining 10% or more for the period.

Investors were grappling with many concerns, but market volatility mainly was driven by two significant issues: questions about when the U.S. Federal Reserve would raise rates and whether or not Chinese economic data would continue to weaken. After much uncertainty throughout the year, the Federal Open Market Committee decided in December to raise the federal funds rate and indicated a likely slow path toward normalizing monetary policy. The devaluation of the Chinese currency by that nation’s central bank in August was seen by many as indicative of underlying economic weakness. Both events contributed to the elevated volatility. Additionally, crude oil prices declined and varied greatly during the period, heightening investor uncertainty.

Despite these challenges, select U.S. equity market segments provided small positive returns. One notable phenomenon was the unusually narrow market leadership. Just a few stocks contributed a large portion of the gains in several indexes or markets; these few stocks were some of the largest constituents of the broad indexes. Excluding that narrow set of stocks, many indexes would have provided negative returns. This effect also can be seen in the relative weakness of mid-cap and small-cap stocks; small-cap stocks, as measured by the Russell 2000® Index,8 lost 5.97% during the period.

The Fund is designed to provide diversification at two levels: across asset classes (U.S. large-cap core, growth and value stocks, U.S. small-cap stocks, and international stocks) and across funds and managers, both of which are widely thought to provide investors a smoother ride, especially in volatile markets. In most periods, some underlying funds will outperform their individual style benchmarks while others underperform. Over market cycles, we hope the two will balance out yet deliver outperformance in total. In the 12 months that ended May 31, 2016, the Fund encountered significant underperformance among underlying managers. This was the primary reason the Fund lagged its custom benchmark.

Among the Fund’s U.S. equity holdings, the Wells Fargo Diversified Large Cap Growth Portfolio, which is overseen by two managers, was the biggest detractor, owing to its emphasis on high-growth companies, which were hard-hit during the period. Also detracting significantly was the Wells Fargo Large Company Value Portfolio, which suffered from poor stock selection among its energy and technology holdings. In the small-cap segment of the Fund, the three underlying portfolios also trailed their style benchmarks. In the Fund’s international segment, the Wells Fargo International Growth Portfolio was a major detractor, suffering from weak stock selection in the European consumer staples and industrials sectors. Contributing positively to returns was the Fund’s investment in the Wells Fargo International Value Portfolio, which outperformed due partly to strong stock selection in the U.K. and Japan.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	11

Wells Fargo Diversified Equity Fund (continued)

Ten largest holdings (%) as of May 31, 2016[11]
Facebook Incorporated Class A	1.61
Apple Incorporated	1.57
Amazon.com Incorporated	1.52
Alphabet Incorporated Class A	1.43
Exxon Mobil Corporation	1.26
JPMorgan Chase & Company	1.03
Medtronic plc	1.03
Alphabet Incorporated Class C	1.01
Visa Incorporated Class A	1.00
Microsoft Corporation	0.97

Sector distribution as of May 31, 2016[12]

No changes were made to the Fund’s composition.

The Fund’s overall asset allocation among the underlying funds remains aligned with the composition of its composite benchmark: 25% in U.S. large-cap value portfolios, 25% in U.S. large-cap blend portfolios, 25% in U.S. large-cap growth portfolios, 10% in U.S. small-cap portfolios, and 15% in international portfolios.

Equities remain attractive.

After eight years of intermittent growth and trillions spent on monetary stimulus, global economies seem to be heading in the right direction. It’s too early to call for the world’s economies to boom—and we don’t see volatility going away—but monetary policy may be starting to have some traction. Further, the stability we have been looking for in China and in commodity prices is starting to be evident. Monetary stimulus, particularly in Europe and Japan, is showing results.

We believe the U.S. stock market still offers unlocked potential. The risk of a recession is low, in our opinion. Instead, we expect earnings to improve at the end of the year for many businesses around the globe. Speculation about negative interest rates is giving way to expectations of a federal funds rate hike over the next several months. We expect volatile markets around the globe, which likely will create investment opportunity.

Please see footnotes on page 9.

12	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Emerging Growth Fund1

The Fund is closed to most new investors.2

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CPA

Thomas C. Ognar, CFA®

Bruce C. Olson, CFA®

Average annual total returns (%) as of May 31, 20163

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[5]
Class A (WEMAX)	3-31-2008	(19.83)	4.58	5.51	(14.94)	5.82	6.19	1.34	1.34
Class C (WEMCX)	3-31-2008	(16.59)	5.03	5.40	(15.59)	5.03	5.40	2.09	2.09
Administrator Class (WFGDX)	1-31-2007	–	–	–	(14.80)	6.00	6.40	1.26	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	(14.62)	6.31	6.66	1.01	0.90
Russell 2000® Growth Index[6]	–	–	–	–	(9.13)	8.15	6.76	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market. The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	13

Wells Fargo Emerging Growth Fund (continued)

Growth of $10,000 investment as of May 31, 2016[7]

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Please see the Fund’s current Statement of Additional Information for further details.

[3]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[4]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[5]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.35% for Class A, 2.10% for Class C, 1.20% for Administrator Class, and 0.90% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[6]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares since inception with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period

14	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Emerging Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended May 31, 2016.

■	The Fund’s relative underperformance was driven primarily by stock selection within the health care, consumer discretionary, and information technology (IT) sectors.

■	Stock selection within the energy and financials sectors contributed positively to the Fund’s performance.

Smaller-cap growth stocks underperformed the broad stock market.

For much of the period, investor sentiment deteriorated in an environment of generally rising spreads for high-yield bonds and declining oil prices. As a result, investors tended to favor larger-market-cap stocks, leading smaller-cap growth stocks to decline significantly. Although small-cap growth stocks recovered slightly by the end of the period, they still significantly underperformed large-caps for the 12-month reporting period.

Select holdings within the health care, consumer discretionary, and IT sectors detracted from performance.

Within health care, stock selection in the biotechnology, providers and services, and equipment and services industries influenced the Fund’s underperformance. PTC Therapeutics, Incorporated,* declined after the FDA informed the company that its application for review of a new drug, Translarna, was deemed insufficiently complete to permit a substantive review. Behavioral-health holding Acadia Healthcare Company, Incorporated, also detracted from performance in the midst of a general decline in the health care sector in late summer 2015 and early 2016. The company, which has been expanding its European operations, came under pressure again more recently over concerns that Britain may withdraw from the European Union.

Holdings in the hotels, restaurants, and leisure and retail industries drove weakness in the consumer discretionary sector. Fiesta Restaurant Group, Incorporated, reported slower-than-expected same-store sales growth, citing inclement weather and a nationwide egg shortage as the primary concerns. Also, The Habit Restaurants, Incorporated, reported generally strong results throughout the year but saw its stock decline due to investors’ concern about increased labor costs. Within retail, Boot Barn Holdings, Incorporated,* which has exposure to the oil and gas industries in Texas, Colorado, Wyoming, and North Dakota, reported lower same-store sales after falling oil prices led to layoffs across those regions.

Sharp declines in several holdings with significant market opportunities in faster-growing areas, such as cloud services, data analytics, and network security, largely influenced weakness in the IT sector. These holdings declined due to multiple factors, including investors’ general preference during much of the period for select mega-cap IT companies with well-established products. Due partly to this investor preference, many small-cap IT companies that were actively reinvesting in their businesses to expand market share were pressured at times during the period. Company-specific factors also influenced underperformance; while Demandware, Incorporated—a cloud-based, e-commerce platform provider—generated solid sales growth, the company suffered due to some delays in completing several large deals. SPS Commerce, Incorporated, also struggled to meet expectations after experiencing higher-than-expected turnover among its sales staff.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	15

Wells Fargo Emerging Growth Fund (continued)

Ten largest holdings (%) as of May 31, 2016[8]
Proofpoint Incorporated	3.69
MarketAxess Holdings Incorporated	3.62
Acadia Healthcare Company Incorporated	3.43
SPS Commerce Incorporated	2.71
InterXion Holding NV	2.65
Envestnet Incorporated	2.29
Q2 Holdings Incorporated	2.21
On Assignment Incorporated	2.14
Wageworks Incorporated	2.13
Ligand Pharmaceuticals Incorporated	2.01

Sector distribution as of May 31, 2016[9]

Holdings within the energy and financials sectors benefited performance.

Among the Fund’s energy holdings, RSP Permian, Incorporated, delivered the top results, driven by effective execution in a challenging environment. In financials, MarketAxess Holdings Incorporated continued to expand its market presence through its electronic bond-trading platform.

We continue to focus on consistently implementing our process.

Over the course of the 12-month period, we made modest adjustments to the Fund to capitalize on opportunities and position for the future. Using our bottom-up research process, we added select IT companies to the Fund that met our criteria for robust and sustainable growth that, in our view, had been underappreciated by the market. Funding for these purchases came primarily from sales of certain holdings within the consumer discretionary and health care sectors.

Given the abundant political and economic headlines dominating the media in the U.S. and worldwide over much of the reporting period, we expect heightened market volatility to continue into summer 2016 and through November 2016’s general election. With this volatility, we intend to capitalize on potential opportunities as the valuation gaps of the companies held within the Fund widen and contract. We maintain strong conviction for the rapidly growing companies within the Fund; many holdings have been trading at multiyear-low valuations relative to the broad market. Our investment strategy—seeking robust growth companies with sustainable business models that, in our view, are underappreciated by investors—should position us, going forward, to take advantage of opportunities within the market for the benefit of Fund shareholders.

Please see footnotes on page 13.

16	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Index Fund1

Investment objective

The Fund seeks to replicate the total return of S&P 500 Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Golden Capital Management, LLC

Portfolio managers

John R. Campbell, CFA®

Justin Carr, CFA®

David Neal, CFA®

Average annual total returns (%) as of May 31, 20162

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFILX)	11-4-1998	(4.59)	9.77	6.23	1.24	11.08	6.86	0.63	0.56
Class B (WFMIX)*	11-3-1998	(4.22)	9.98	6.30	0.48	10.25	6.30	1.38	1.31
Class C (WFINX)	4-30-1999	(0.52)	10.26	6.06	0.48	10.26	6.06	1.38	1.31
Administrator Class (WFIOX)	2-14-1985	–	–	–	1.49	11.41	7.16	0.40	0.25
S&P 500 Index[5]	–	–	–	–	1.72	11.67	7.41	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distribution and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	17

Wells Fargo Index Fund (continued)

Growth of $10,000 investment as of May 31, 2016[6]

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2017 (September 30, 2016 for Administrator Class), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.45% for Class A, 1.20% for Class B, 1.20% for Class C, and 0.25% for Administrator Class. After this time, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

18	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Index Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund trailed its benchmark, the S&P 500 Index,[5] for the 12-month period that ended May 31, 2016.

■	Energy was the bottom-performing sector as nearly 60% of its constituents posted double-digit declines, including six that lost over half their value. The materials, health care, and financials sectors also declined during the period.

■	The utilities, telecommunication services, and consumer staples sectors posted the highest returns in the S&P 500 Index.

The Fund achieved its goal to approximate the performance of the S&P 500 Index before the deduction of fees and expenses. The Fund trailed the index after fees and expenses for the 12-month period ended May 31, 2016. The Fund’s management team rebalances the portfolio in order to reflect the ongoing changes in its benchmark’s constituents and weights. One cannot invest directly in the benchmark, and timing of cash flows and other practical issues affect the Fund’s tracking error, which is a measure of how closely a portfolio follows the index to which it is benchmarked. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible.

The S&P 500 Index delivered positive returns during six months of the reporting period.

The S&P 500 Index delivered positive returns during six months of the reporting period, but there also were several months of decline. The top-performing sectors were utilities, telecommunication services, and consumer staples. Of the four sectors with negative returns, energy was the worst performer. During the period, U.S. gross domestic product growth declined from 3.9% during the second quarter of 2015 to 0.8% in the first quarter of 2016.

During the period, manufacturing activity slowed through December 2015 and generally improved from January to May 2016. Retail sales were weak with the exception of a relatively stronger estimate for April 2016. Unemployment improved from 5.5% in May 2015 to 4.7% in May 2016 (though it ticked up briefly in March and April 2016). Inflation remained low and was actually at or below zero for the last half of 2015. Consumer confidence declined toward the end of the period. In the fourth quarter of 2015, the U.S. Federal Reserve (Fed) raised the federal funds rate target by 0.25% to a range of 0.25% to 0.50%. This was the first rate increase in nearly a decade. After its March 2016 meeting, the Fed downwardly revised its year-end federal funds rate projection to 0.9% from 1.4%. In the second half of 2015, the U.S. dollar continued to appreciate against most major currencies, but that trend changed in the first quarter of 2016 as the U.S. dollar weakened. After several years of healthy profits, U.S. corporations saw a decline in profits.

Ten largest holdings (%) as of May 31, 2016[7]
Apple Incorporated	2.99
Microsoft Corporation	2.27
Exxon Mobil Corporation	2.00
Johnson & Johnson	1.68
General Electric Company	1.52
Amazon.com Incorporated	1.51
Facebook Incorporated Class A	1.47
Berkshire Hathaway Incorporated Class B	1.42
AT&T Incorporated	1.30
JPMorgan Chase & Company	1.30

The utilities, telecommunication services, and consumer staples sectors were the top performers.

The utilities, telecommunication services, and consumer staples sectors were the top performers. These sectors traditionally are viewed as defensive in nature, yet they were the only sectors to post double-digit returns during the period. The strength was broad-based in utilities and consumer staples as approximately 60% of their constituents posted double-digit returns. AT&T Incorporated was the top performer in the telecommunication services sector.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	19

Wells Fargo Index Fund (continued)

Sector distribution as of May 31, 2016[8]

Energy was the worst-performing sector for the period, though materials, health care, and financials also declined. Weakness within the energy sector was as pervasive as strength in utilities and consumer staples as nearly 60% of its constituents posted double-digit declines. Six of the sector’s 42 stocks—Chesapeake Energy Corporation; CONSOL Energy Incorporated; Ensco plc; Kinder Morgan, Incorporated; Marathon Oil Corporation; and The Williams Companies, Incorporated—lost over half their value. The Fund held positions in Chesapeake Energy, Kinder Morgan, Marathon Oil, and The Williams Companies. The bottom performers within materials, health care, and financials were CF Industries Holdings, Incorporated; Endo International plc; and Genworth Financial, Incorporated, respectively. The Fund held positions in CF Industries and Genworth Financial.

Please see footnotes on page 17.

20	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo International Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

LSV Asset Management

Portfolio managers

Josef Lakonishok

Puneed Mansharamani, CFA®

Menno Vermeulen, CFA®

Average annual total returns (%) as of May 31, 20162

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFFAX)	10-31-2003	(17.35)	(0.72)	(0.53)	(12.31)	0.46	0.06	1.45	1.35
Class C (WFVCX)	4-8-2005	(13.95)	(0.29)	(0.70)	(12.95)	(0.29)	(0.70)	2.20	2.10
Administrator Class (WFVDX)	4-8-2005	–	–	–	(12.36)	0.64	0.26	1.37	1.25
Institutional Class (WFVIX)	8-31-2006	–	–	–	(11.98)	0.88	0.48	1.12	1.00
MSCI EAFE Value Index (Net)[5]	–	–	–	–	(13.76)	0.89	0.70	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	21

Wells Fargo International Value Fund (continued)

Growth of $10,000 investment as of May 31, 2016[6]

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Value Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the U.S. and Canada. The MSCI EAFE Value Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Value Index (Net). The chart assumes a hypothetical $10,000 investment of in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[8]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[9]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts represent the composition of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

22	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo International Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Value Index (Net),[5] for the 12-month period that ended May 31, 2016.

■	The Fund benefited from solid stock selection over the past 12 months despite the headwind of value stocks lagging growth stocks in the period.

■	The most significant changes in sector exposures during the period were increases in the Fund’s weights in industrials and health care stocks and decreases in financials and energy stocks. The Fund is underweight the financials, energy, and utilities sectors relative to the MSCI EAFE Value Index (Net) and overweight the industrials, consumer discretionary, and consumer staples sectors.

International developed stock markets declined over the past 12 months, with the MSCI EAFE Index (Net)7 returning -9.68%. Value stocks underperformed, and the MSCI EAFE Value Index (Net) declined 13.76%. Defensive sectors such as consumer staples, health care, telecommunication services, and utilities held up best in the period, while materials, consumer discretionary, and financials stocks lagged. Emerging markets trailed the developed markets by a wide margin, with the MSCI Emerging Markets (EM) Index (Net)8 declining 17.63%.

Ten largest holdings (%) as of May 31, 2016[9]
Nippon Telegraph & Telephone Corporation	2.02
Sanofi SA	1.62
Royal Dutch Shell plc Class B	1.36
Swiss Reinsurance AG	1.34
BP plc	1.32
BAE Systems plc	1.29
Allianz AG	1.15
Magna International Incorporated	1.05
Gas Natural SDG SA	1.05
Daimler AG	1.02

Favorable stock selection allowed the Fund to outperform despite the fact that value stocks and emerging markets underperformed.

The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2016. Value stocks trailed growth stocks over the period, adversely affecting the Fund’s performance given our deep value discipline. However, the Fund benefited from strong stock selection, particularly in the materials, consumer staples, and financials sectors. The Fund’s exposure to emerging markets had a negative effect on results because emerging markets trailed the developed markets by nearly 8 percentage points.

Top-contributing positions included out-of-benchmark exposure to Smurfit Kappa Group plc and Mondi plc as well as a lack of exposure to Glencore plc in the materials sector; exposure to Royal Ahold N.V., KT&G Corporation, and Marine Harvest ASA in the consumer staples sector; and holdings in Challenger Limited and Amlin plc as well as a lack of exposure to HSBC Holdings plc in the financials sector. The Fund also was aided by its exposure to telecommunication services company NTT DOCOMO, Incorporated, and industrials company Thales S.A. Detractors included holdings in GlaxoSmithKline plc and Bayer AG in the health care sector and exposure to Credit Suisse Group AG and Resona Holdings, Incorporated, in the financials sector. The Fund was also negatively affected by its underweight to Siemens AG as well as a lack of exposure to Nestle S.A. and Imperial Brands plc; all three of those stocks posted strong returns.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	23

Wells Fargo International Value Fund (continued)

Sector distribution as of May 31, 2016[10]

Country allocation as of May 31, 2016[10]

The most significant changes in sector exposures during the period were increases in the Fund’s weight in industrials and health care stocks and decreases in financials and energy stocks. In the health care sector, we initiated positions in pharmaceutical companies AstraZeneca plc and Bayer AG and added to holdings of Sanofi S.A. and Toho Holdings Company, Limited. Within industrials, we initiated or added to several stocks, including aerospace and defense company BAE Systems plc and airlines EasyJet plc and Qantas Airways Limited. We also added to or initiated positions in several Japanese industrials, including Sojitz Corporation; Central Glass Company, Limited; Fujikura Limited; and Nisshinbo Holdings Incorporated. Although the reduction in the Fund’s allocation to energy and financials was partially a result of the sectors’ poor performance, we also reduced the Fund’s exposure to the energy sector by selling ENI S.p.A. and trimming positions in China Petroleum & Chemical Corporation and JX Holdings, Incorporated. Within financials, Amlin plc left the portfolio after a takeover, while we trimmed the Fund’s holdings of Standard Chartered plc and Hannover Ruck SE.

The Fund is underweight the financials, energy, and utilities sectors relative to the value benchmark and overweight the industrials, consumer discretionary, and consumer staples sectors. At the end of the reporting period, the Fund’s emerging markets exposure stood at 11.5% of the portfolio.

We believe that the Fund remains attractive based on valuation.

The Fund remains attractively positioned from a valuation standpoint. As of the end of the reporting period, the stocks within the Fund were trading at an average price of approximately 11 times forecasted earnings per share and 6 times cash flow per share compared with 13 times forward earnings per share and 9 times cash flow per share for the MSCI EAFE Value Index (Net). We believe that the emerging markets portion of the portfolio was trading at particularly attractive valuations of less than 10 times forecasted earnings per share and 6 times cash flow per share. We continue to concentrate on finding attractively valued companies that are generating strong cash flows and earnings and that we believe could produce strong performance going forward.

Please see footnotes on page 21.

24	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Small Company Growth Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, Inc.

Portfolio managers

William A. Grierson, CFA®

Daniel J. Hagen, CFA®

James P. Ross, CFA®

Paul E. von Kuster, CFA®

Average annual total returns (%) as of May 31, 20162

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFSAX)	1-30-2004	(19.14)	6.20	6.05	(14.20)	7.47	6.68	1.36	1.35
Class B (WFSBX)*	1-30-2004	(19.83)	6.36	6.11	(14.83)	6.67	6.11	2.11	2.10
Class C (WSMCX)	1-30-2004	(15.84)	6.67	5.89	(14.84)	6.67	5.89	2.11	2.10
Class R6 (WSCRX)	10-31-2014	–	–	–	(13.83)	7.97	7.14	0.93	0.90
Administrator Class (NVSCX)	11-11-1994	–	–	–	(14.04)	7.70	6.93	1.28	1.20
Institutional Class (WSCGX)	3-31-2008	–	–	–	(13.85)	7.96	7.14	1.03	0.95
Russell 2000® Growth Index[5]	–	–	–	–	(9.13)	8.15	7.20	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	25

Wells Fargo Small Company Growth Fund (continued)

Growth of $10,000 investment as of May 31, 2016[6]

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period

26	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Small Company Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Russell 2000® Growth Index[5] for the 12-month period that ended May 31, 2016.

■	Select holdings within the consumer discretionary, financials, and materials sectors detracted from Fund performance.

■	The Fund’s holdings within the energy sector contributed to relative performance.

A number of broad concerns, including sluggish economic growth in both the U.S. and China, led to bouts of heightened investor risk aversion from August 2015 through the end of the reporting period. Worries about slowing growth combined with overproduction led to sharply falling oil prices for much of the period, from more than $60 per barrel in May 2015 to a low of $26 per barrel in February 2016. As the period progressed, market results worldwide shifted to higher degrees of correlation with the movement of oil prices, triggering continued market declines, especially in small-cap stocks. Other unique risk factors during the period included uncertainties over the timing and magnitude of expected interest-rate increases by the U.S. Federal Reserve (Fed) and the outcome of the 2016 U.S. presidential election.

The combined impact of these concerns contributed to an environment in which investors’ behavior often became driven more by risk aversion than by companies’ underlying fundamentals. As a result, the reporting period was marked by relatively brief, but painful, instances of significant dislocation between the strength of companies’ fundamentals in comparison with their respective stock prices.

Ten largest holdings (%) as of May 31, 2016[7]
SS&C Technologies Holdings Incorporated	1.79
ICON plc ADR	1.50
Copart Incorporated	1.37
IMAX Corporation	1.33
Evercore Partners Incorporated Class A	1.30
Hub Group Incorporated Class A	1.29
Teradyne Incorporated	1.28
Qlik Technologies Incorporated	1.26
Cadence Design Systems Incorporated	1.26
Marketo Incorporated	1.25

Stock selection within the consumer discretionary, financials, and materials sectors detracted from Fund performance.

Within the consumer discretionary sector, fears over a weak holiday season (which ultimately did not manifest) coupled with a strong downward-trending stock market in the third quarter of 2015 and in early 2016 drove a high degree of stock-price dislocation relative to companies’ underlying fundamentals. As small-cap stocks began to recover from significant declines in early 2016, these issues were partly remedied. However, some dislocation remained; for example, Party City Holdco Incorporated’s stock price declined materially over the reporting period to a valuation well below that of the broad market despite the company’s report of nearly double-digit growth in earnings per share in 2015. The period’s weaker-than-usual capital-markets environment contributed to disappointing fundamentals for certain Fund holdings within the financials sector, including LPL Financial Holdings Incorporated,* a full-service online brokerage. The Fed’s indications of a more moderate approach to interest-rate increases also negatively affected a number of financials holdings. Within the materials sector, stock selection detracted from returns. Flotek Industries, Incorporated,* a provider of oil-field chemicals and services, declined following disclosure of technological and data issues affecting some of the company’s services.

Stock selection within the energy sector contributed to relative returns.

Select Fund holdings within the energy sector delivered strong results, driving outperformance relative to the benchmark’s energy sector for the reporting period. We tend to emphasize energy-related companies with leading asset positions, fundamental strength to weather a variety of oil-price environments, and favorable cost structures. The Fund’s key contributors in this sector included Diamondback Energy, Incorporated, and QEP Resources, Incorporated.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	27

Wells Fargo Small Company Growth Fund (continued)

Sector distribution as of May 31, 2016[8]

We remain focused on consistent implementation of our disciplined process.

Our team has employed the same bottom-up style for more than 30 years. We believe the combination of our disciplined investment process and experienced team has been the key to the success of this investment style over time. Looking ahead, we remain focused on identifying attractive growth companies with potentially underappreciated opportunities relative to their valuations. We are of the opinion these stocks ultimately may be rewarded by the marketplace, which could lead to outperformance and may add value to the Fund.

Please see footnotes on page 25.

28	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Small Company Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, Inc.

Portfolio managers

Jason R. Ballsrud, CFA®

Tasso H. Coin, Jr., CFA®

Douglas G. Pugh, CFA®

Average annual total returns (%) as of May 31, 20162

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SCVAX)	1-31-2002	(10.91)	6.04	4.12	(5.48)	7.30	4.74	1.45	1.35
Class C (SCVFX)	8-30-2002	(7.20)	6.49	3.97	(6.20)	6.49	3.97	2.20	2.10
Administrator Class (SCVIX)	1-31-2002	–	–	–	(5.36)	7.52	5.00	1.37	1.20
Institutional Class (SCVNX)	7-30-2010	–	–	–	(5.13)	7.73	5.13	1.12	1.00
Russell 2000® Value Index[5]	–	–	–	–	(2.75)	7.55	5.25	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 29.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	29

Wells Fargo Small Company Value Fund (continued)

Growth of $10,000 investment as of May 31, 2016[6]

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

30	Wells Fargo Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Small Company Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Value Index,[5] for the 12-month period that ended May 31, 2016.

■	The Fund’s relative performance trailed the benchmark in the economically sensitive consumer discretionary and information technology (IT) sectors.

■	Outperformance driven by strong stock selection relative to the index was most significant in the energy and health care sectors.

Markets were volatile for the one-year period that ended May 31, 2016. Strong market performance in early 2015 gave way to a bear market that emerged during mid-2015 as investors grew concerned about slowing economic growth and recessionary pressures. Stock prices generally declined through mid-February 2016 before a rebound occurred during the last several weeks of the period. In this unsettled environment, investors tended to sell small-cap stocks and buy large-cap growth stocks. Large-cap growth stocks delivered a positive return during the period as measured by the Russell 1000® Growth Index,7 a common measure of large-cap growth stock performance. As market losses and stock sales increased, the Fund experienced relatively higher losses because less-liquid smaller-cap and economically sensitive stocks came under greater pressure. Once stock prices stabilized and began to recover in late-February 2016, the Fund once again started to gather outperformance over the benchmark. In our view, the shake-up in the markets was unwarranted and the rapid recovery that ensued in the late first quarter of 2016 was understandable.

Despite a volatile market, areas of strength benefited the Fund.

Fund performance was pressured most substantially in the consumer discretionary and IT sectors. Retail stocks within the consumer discretionary sector saw dramatic price declines as earnings were pressured when consumer confidence waned during the second half of 2015. We elected to sell certain of these holdings in favor of higher-quality retailers that have exhibited strong recovery patterns in the past and therefore offered a better risk/return opportunity for the portfolio. The Fund’s IT positions in aggregate lagged as investors tended to sell value stocks within the sector in favor of larger or more growth-oriented IT stocks. In particular, less than a handful of large-cap growth stocks—given the moniker the FANG stocks, for Facebook, Amazon, Netflix, and Google—dramatically outperformed the market and appeared immune at times to macroeconomic fears.

The Fund’s energy sector positions, though negative in absolute terms for the period, outperformed the energy stocks in the benchmark, which were hard hit by the collapse in energy prices. In our analysis, our energy positions were of higher quality with many holding hedges that allowed them to sidestep much of the maelstrom brought on by the precipitous fall in oil prices. The portfolio’s health care positions were also a bright spot, delivering a positive return for the year and outperforming the health care stocks in the benchmark.

Ten largest holdings (%) as of May 31, 2016[8]
Great Western Bancorp Incorporated	1.58
Western Alliance Bancorp	1.56
Primerica Incorporated	1.50
Avista Corporation	1.48
Talmer Bancorp Incorporated Class A	1.43
Equity Commonwealth	1.41
Scholastic Corporation	1.40
PrivateBancorp Incorporated	1.38
Lions Gate Entertainment Corporation	1.32
Generac Holdings Incorporated	1.29

Sector distribution as of May 31, 2016[9]

Please see footnotes on page 29.

Performance highlights (unaudited)	Wells Fargo Equity Gateway Funds	31

Wells Fargo Small Company Value Fund (continued)

Portfolio turnover was driven by sales of stocks we viewed as fully valued as well as our desire to add new investments to the portfolio.

Changes to the Fund’s holdings over the period were consistent with our strict value-oriented investment process. Following our sell discipline, we sold stocks that reached our estimates of fair value relative to their peer groups. During the one-year period, we added 63 new positions from a mix of different sectors. The number of Fund holdings continued to range between 90 and 110 at any given time during the period, with all holdings possessing strong value characteristics based on our analysis.

While small-cap value stocks have lagged the overall market for several quarters, we remain confident in our deep-value investment philosophy and believe the Fund is well positioned to potentially benefit from a long overdue market rotation. The key to this rotation would be a solidified and accelerating economic recovery. Key catalysts such as a recovery in housing and new household formation among members of the Millennial generation may be the opening acts to higher sustainable economic output, which could support small-cap value stock performance.

In our view, because the market has been slow to recognize the strength of the improving underlying operating performance of small-cap companies, their stocks are priced at favorable levels that offer an optimal entry point for investors. In this environment, we are finding opportunities to buy attractive stocks at valuations that have not been seen for several years now. Our disciplined bottom-up process is focused on identifying the best values in each sector and helping us capture consistent outperformance versus the benchmark. Although this year is off to a volatile start, we believe the portfolio is positioned to outperform in the coming year as investors seeking to diversify returns recognize the fundamental opportunity and attractive valuations of the portfolio’s holdings.

Please see footnotes on page 29.

32	Wells Fargo Equity Gateway Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo C&B Large Cap Value Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,022.63	$5.82	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Class B
Actual	$1,000.00	$1,018.87	$9.59	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Class C
Actual	$1,000.00	$1,019.19	$9.59	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Administrator Class
Actual	$1,000.00	$1,023.81	$5.06	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
Institutional Class
Actual	$1,000.00	$1,024.41	$4.05	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04	0.80%

Please see footnote on page 34.

Fund expenses (unaudited)	Wells Fargo Equity Gateway Funds	33

Wells Fargo Diversified Equity Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$984.08	$6.20	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Class B
Actual	$1,000.00	$984.00	$9.77	1.97%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.15	$9.92	1.97%
Class C
Actual	$1,000.00	$980.19	$9.90	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Administrator Class
Actual	$1,000.00	$985.41	$4.96	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
Wells Fargo Emerging Growth Fund
Class A
Actual	$1,000.00	$924.16	$6.49	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.26	$6.80	1.35%
Class C
Actual	$1,000.00	$919.85	$10.07	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.51	$10.57	2.10%
Administrator Class
Actual	$1,000.00	$924.32	$5.77	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Institutional Class
Actual	$1,000.00	$925.61	$4.33	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%
Wells Fargo Index Fund
Class A
Actual	$1,000.00	$1,017.20	$2.27	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$2.28	0.45%
Class B
Actual	$1,000.00	$1,013.39	$6.04	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Class C
Actual	$1,000.00	$1,013.34	$6.04	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Administrator Class
Actual	$1,000.00	$1,018.18	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.75	$1.26	0.25%

Please see footnote on page 34.

34	Wells Fargo Equity Gateway Funds	Fund expenses (unaudited)

Wells Fargo International Value Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$969.61	$6.65	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81	1.35%
Class C
Actual	$1,000.00	$966.15	$10.32	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.58	2.10%
Administrator Class
Actual	$1,000.00	$970.68	$6.16	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Institutional Class
Actual	$1,000.00	$971.08	$4.93	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
Wells Fargo Small Company Growth Fund
Class A
Actual	$1,000.00	$924.19	$6.46	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.29	$6.77	1.34%
Class B
Actual	$1,000.00	$920.99	$9.97	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.46	2.08%
Class C
Actual	$1,000.00	$920.91	$10.05	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.53	$10.54	2.09%
Class R6
Actual	$1,000.00	$926.35	$4.33	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%
Administrator Class
Actual	$1,000.00	$925.09	$5.78	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Institutional Class
Actual	$1,000.00	$926.10	$4.57	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Wells Fargo Small Company Value Fund
Class A
Actual	$1,000.00	$984.78	$6.70	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81	1.35%
Class C
Actual	$1,000.00	$981.07	$10.40	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.58	2.10%
Administrator Class
Actual	$1,000.00	$985.55	$5.96	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Institutional Class
Actual	$1,000.00	$986.83	$4.97	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolios of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	35

C&B LARGE CAP VALUE FUND

Security name	Value

Investment Companies: 100.00%

Affiliated Master Portfolios: 100.00%
Wells Fargo C&B Large Cap Value Portfolio	$252,625,889

Total Investment Companies (Cost $194,366,573)	252,625,889

Total investments in securities (Cost $194,366,573) *	100.00%	252,625,889
Other assets and liabilities, net	(0.00)	(9,716)

Total net assets	100.00%	$252,616,173

*	Cost for federal income tax purposes is $201,424,793 and unrealized gains (losses) consists of:
	Gross unrealized gains	$51,201,096
	Gross unrealized losses	0

	Net unrealized gains	$51,201,096

DIVERSIFIED EQUITY FUND

Security name	Value

Investment Companies: 100.06%

Affiliated Master Portfolios: 100.06%
Wells Fargo C&B Large Cap Value Portfolio	$17,549,648
Wells Fargo Diversified Large Cap Growth Portfolio	53,011,559
Wells Fargo Emerging Growth Portfolio	5,349,574
Wells Fargo Index Portfolio	52,872,245
Wells Fargo International Growth Portfolio	15,634,453
Wells Fargo International Value Portfolio	15,806,203
Wells Fargo Large Company Value Portfolio	35,299,653
Wells Fargo Small Company Growth Portfolio	5,329,774
Wells Fargo Small Company Value Portfolio	10,680,165

Total Investment Companies (Cost $165,981,249)	211,533,274

Total investments in securities (Cost $165,981,249) *	100.06%	211,533,274
Other assets and liabilities, net	(0.06)	(125,719)

Total net assets	100.00%	$211,407,555

*	Cost for federal income tax purposes is $173,861,221 and unrealized gains (losses) consists of:
	Gross unrealized gains	$37,672,053
	Gross unrealized losses	0

	Net unrealized gains	$37,672,053

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Equity Gateway Funds	Portfolios of investments—May 31, 2016

EMERGING GROWTH FUND

Security name	Value

Investment Companies: 100.06%

Affiliated Master Portfolios: 100.06%
Wells Fargo Emerging Growth Portfolio	$815,110,887

Total Investment Companies (Cost $653,109,010)	815,110,887

Total investments in securities (Cost $653,109,010) *	100.06%	815,110,887
Other assets and liabilities, net	(0.06)	(507,260)

Total net assets	100.00%	$814,603,627

*	Cost for federal income tax purposes is $657,243,782 and unrealized gains (losses) consists of:
	Gross unrealized gains	$157,867,105
	Gross unrealized losses	0

	Net unrealized gains	$157,867,105

INDEX FUND

Security name	Value

Investment Companies: 100.09%

Affiliated Master Portfolios: 100.09%
Wells Fargo Index Portfolio	$2,224,794,535

Total Investment Companies (Cost $871,427,701)	2,224,794,535

Total investments in securities (Cost $871,427,701) *	100.09%	2,224,794,535
Other assets and liabilities, net	(0.09)	(2,093,436)

Total net assets	100.00%	$2,222,701,099

*	Cost for federal income tax purposes is $917,294,054 and unrealized gains (losses) consists of:
	Gross unrealized gains	$1,307,500,481
	Gross unrealized losses	0

	Net unrealized gains	$1,307,500,481

The accompanying notes are an integral part of these financial statements.

Portfolios of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	37

INTERNATIONAL VALUE FUND

Security name	Value

Investment Companies: 99.97%

Affiliated Master Portfolios: 99.97%
Wells Fargo International Value Portfolio	$473,721,935

Total Investment Companies (Cost $526,903,907)	473,721,935

Total investments in securities (Cost $526,903,907) *	99.97%	473,721,935
Other assets and liabilities, net	0.03	154,630

Total net assets	100.00%	$473,876,565

*	Cost for federal income tax purposes is $527,840,357 and unrealized gains (losses) consists of:
	Gross unrealized gains	$0
	Gross unrealized losses	(54,118,422)

	Net unrealized losses	$(54,118,422)

SMALL COMPANY GROWTH FUND

Security name	Value

Investment Companies: 99.15%

Affiliated Master Portfolios: 99.15%
Wells Fargo Small Company Growth Portfolio	$1,183,630,838

Total Investment Companies (Cost $1,149,153,992)	1,183,630,838

Total investments in securities (Cost $1,149,153,992) *	99.15%	1,183,630,838
Other assets and liabilities, net	0.85	10,200,001

Total net assets	100.00%	$1,193,830,839

*	Cost for federal income tax purposes is $1,170,032,707 and unrealized gains (losses) consists of:
	Gross unrealized gains	$13,598,131
	Gross unrealized losses	0

	Net unrealized gains	$13,598,131

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Equity Gateway Funds	Portfolios of investments—May 31, 2016

SMALL COMPANY VALUE FUND

Security name	Value

Investment Companies: 100.26%

Affiliated Master Portfolios: 100.26%
Wells Fargo Small Company Value Portfolio	$121,259,745

Total Investment Companies (Cost $111,820,445)	121,259,745

Total investments in securities (Cost $111,820,445) *	100.26%	121,259,745
Other assets and liabilities, net	(0.26)	(313,869)

Total net assets	100.00%	$120,945,876

*	Cost for federal income tax purposes is $116,877,360 and unrealized gains (losses) consists of:
	Gross unrealized gains	$4,382,385
	Gross unrealized losses	0

	Net unrealized gains	$4,382,385

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

40	Wells Fargo Equity Gateway Funds	Statements of assets and liabilities—May 31, 2016

	C&B Large Cap Value Fund	Diversified Equity Fund

Assets
Investments in affiliated Master Portfolio(s), at value (see cost below)	$252,625,889	$211,533,274
Cash	469	0
Receivable for Fund shares sold	103,507	41,442
Receivable from manager	15,340	0
Prepaid expenses and other assets	44,293	16,892

Total assets	252,789,498	211,591,608

Liabilities
Payable for Fund shares redeemed	94,613	84,909
Management fee payable	0	2,916
Distribution fees payable	4,639	1,845
Administration fees payable	33,942	27,662
Shareholder report expenses payable	8,362	21,776
Shareholder servicing fees payable	24,998	44,125
Accrued expenses and other liabilities	6,771	820

Total liabilities	173,325	184,053

Total net assets	$252,616,173	$211,407,555

NET ASSETS CONSIST OF
Paid-in capital	$199,696,226	$167,366,146
Undistributed (accumulated) net investment income (loss)	910,811	473,513
Accumulated net realized gains (losses) on investments	(6,250,180)	(1,984,129)
Net unrealized gains (losses) on investments	58,259,316	45,552,025

Total net assets	$252,616,173	$211,407,555

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$88,387,101	$67,596,969
Shares outstanding – Class A1	7,045,320	2,475,796
Net asset value per share – Class A	$12.55	$27.30
Maximum offering price per share – Class A2	$13.32	$28.97
Net assets – Class B	$104,938	$711
Shares outstanding – Class B1	8,260	29
Net asset value per share – Class B	$12.70	$24.49
Net assets – Class C	$7,282,057	$2,846,425
Shares outstanding – Class C1	583,270	113,302
Net asset value per share – Class C	$12.48	$25.12
Net assets – Class R6	N/A	N/A
Shares outstanding – Class R6[1]	N/A	N/A
Net asset value per share – Class R6	N/A	N/A
Net assets – Administrator Class	$23,209,917	$140,963,450
Shares outstanding – Administrator Class[1]	1,850,268	5,148,658
Net asset value per share – Administrator Class	$12.54	$27.38
Net assets – Institutional Class	$133,632,160	N/A
Shares outstanding – Institutional Class[1]	10,626,034	N/A
Net asset value per share – Institutional Class	$12.58	N/A

Investments in affiliated Master Portfolio(s), at cost	$194,366,573	$165,981,249

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2016	Wells Fargo Equity Gateway Funds	41

Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$815,110,887	$2,224,794,535	$473,721,935	$1,183,630,838	$121,259,745
0	36	0	0	0
431,832	1,984,182	1,110,409	13,837,370	408,320
28,803	189,576	30,395	3,720	12,628
44,199	51,895	38,807	152,854	29,481

815,615,721	2,227,020,224	474,901,546	1,197,624,782	121,710,174

789,648	3,604,351	947,882	3,573,885	723,513
0	0	0	0	0
2,353	50,811	524	16,686	1,251
95,414	289,690	51,912	121,174	14,662
68,146	46,921	17,369	10,655	3,324
44,572	276,184	3,746	58,400	18,553
11,961	51,168	3,548	13,143	2,995

1,012,094	4,319,125	1,024,981	3,793,943	764,298

$814,603,627	$2,222,701,099	$473,876,565	$1,193,830,839	$120,945,876

$669,977,965	$812,899,809	$557,477,053	$1,268,354,177	$192,148,076
(1,370,106)	16,373,457	7,379,031	(511,635)	291,961
(16,006,109)	40,060,999	(37,797,547)	(108,488,549)	(80,933,461)
162,001,877	1,353,366,834	(53,181,972)	34,476,846	9,439,300

$814,603,627	$2,222,701,099	$473,876,565	$1,193,830,839	$120,945,876

$127,153,799	$639,496,219	$4,981,190	$128,674,626	$23,151,460
10,135,732	10,175,460	388,325	3,414,142	1,145,225
$12.55	$62.85	$12.83	$37.69	$20.22
$13.32	$66.68	$13.61	$39.99	$21.45
N/A	$1,071,212	N/A	$17,062	N/A
N/A	16,658	N/A	508	N/A
N/A	$64.31	N/A	$33.59	N/A
$3,814,808	$79,857,866	$782,958	$26,945,662	$2,003,710
329,427	1,265,221	62,341	792,080	110,425
$11.58	$63.12	$12.56	$34.02	$18.15
N/A	N/A	N/A	$229,390,606	N/A
N/A	N/A	N/A	5,767,613	N/A
N/A	N/A	N/A	$39.77	N/A
$99,791,558	$1,502,275,802	$11,873,218	$130,103,796	$64,022,554
7,785,361	23,721,522	919,950	3,332,123	3,099,560
$12.82	$63.33	$12.91	$39.05	$20.66
$583,843,462	N/A	$456,239,199	$678,699,087	$31,768,152
44,219,594	N/A	35,827,889	17,076,168	1,529,365
$13.20	N/A	$12.73	$39.75	$20.77

$653,109,010	$871,427,701	$526,903,907	$1,149,153,992	$111,820,445

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Equity Gateway Funds	Statements of operations—year ended May 31, 2016

	C&B Large Cap Value Fund	Diversified Equity Fund

Investment income
Dividends allocated from affiliated Master Portfolio(s)*	$5,396,471	$3,993,990
Securities lending income allocated from affiliated Master Portfolio(s)	17,748	100,403
Interest allocated from affiliated Master Portfolio(s)	0	39
Affiliated income allocated from affiliated Master Portfolio(s)	26,439	34,523
Expenses allocated from affiliated Master Portfolio(s)	(1,836,920)	(1,381,070)
Waivers allocated from affiliated Master Portfolio(s)	0	77,072

Total investment income (loss)	3,603,738	2,824,957

Expenses
Management fee	135,336	668,208
Administration fees
Class A	130,295	154,811
Class B	337	61
Class C	15,369	7,609
Class R6	N/A	N/A
Administrator Class	49,318	187,009
Institutional Class	170,632	N/A
Investor Class	87,078 [1]	N/A
Shareholder servicing fees
Class A	153,044	180,323
Class B	387	70
Class C	17,922	8,854
Administrator Class	97,483	367,380
Investor Class	68,029 [1]	N/A
Distribution fees
Class B	1,161	211
Class C	53,766	26,563
Custody and accounting fees	11,544	9,875
Professional fees	32,925	31,578
Registration fees	66,198	45,783
Shareholder report expenses	27,282	31,015
Trustees’ fees and expenses	12,257	13,019
Interest expense	0	0
Other fees and expenses	12,432	9,376

Total expenses	1,142,795	1,741,745
Less: Fee waivers and/or expense reimbursements	(388,259)	(602,364)

Net expenses	754,536	1,139,381

Net investment income (loss)	2,849,202	1,685,576

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on securities transaction allocated from affiliated Master Portfolio(s)	11,830,809	13,338,712
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio(s)	(16,093,129)	(26,151,655)

Net realized and unrealized gains (losses) on investments	(4,262,320)	(12,812,943)

Net increase (decrease) in net assets resulting from operations	$(1,413,118)	$(11,127,367)

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolio(s) in the amount of	$33,927	$101,477

[1]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from June 1, 2015 to December 8, 2015. Class B shares of the Fund were no longer offered to shareholders effective December 9, 2015.

[3]	For the period from June 1, 2015 to January 7, 2016. Class B shares of the Fund were no longer offered to shareholders effective January 8, 2016.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2016	Wells Fargo Equity Gateway Funds	43

Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$924,377	$50,839,516	$15,006,915	$4,892,441	$1,586,314
2,642,118	130,852	674,021	2,873,991	56,768
0	1,633	0	0	0
40,616	959,100	10,774	141,412	9,510
(7,255,174)	(2,452,026)	(4,193,055)	(8,191,978)	(954,898)
0	11,023	0	0	0

(3,648,063)	49,490,098	11,498,655	(284,134)	697,694

452,398	1,166,745	229,784	513,817	56,548

278,371	1,166,679	10,844	257,233	49,981
N/A	3,107	2 [2]	86	29 [3]
9,279	168,410	1,803	53,649	4,725
N/A	N/A	N/A	36,074	N/A
150,218	2,055,056	139,165	191,770	82,570
794,310	N/A	438,504	774,218	28,838
55,252 [1]	290,084 [1]	N/A	N/A	N/A

324,745	1,365,521	12,633	301,576	58,203
N/A	3,602	2 [2]	100	34 [3]
10,787	196,413	2,102	62,943	5,496
266,558	1,606,960	287,915	376,786	162,206
43,166 [1]	223,991 [1]	N/A	N/A	N/A

N/A	10,805	8 [2]	299	102 [3]
32,361	589,239	6,307	188,829	16,489
35,324	88,900	17,984	39,869	5,573
32,929	31,926	33,855	32,891	31,342
71,165	77,687	53,359	132,644	62,415
112,717	112,450	33,405	80,692	11,849
11,946	5,534	12,049	16,013	17,549
0	510	0	0	0
23,234	32,013	10,261	21,803	9,198

2,704,760	9,195,632	1,289,982	3,081,292	603,147
(748,747)	(3,548,383)	(544,334)	(436,129)	(186,900)

1,956,013	5,647,249	745,648	2,645,163	416,247

(5,604,076)	43,842,849	10,753,007	(2,929,297)	281,447

16,759,240	145,902,899	(1,414,408)	(96,538,450)	5,081,876
(161,957,206)	(169,888,364)	(68,327,246)	(52,968,762)	(11,987,449)

(145,197,966)	(23,985,465)	(69,741,654)	(149,507,212)	(6,905,573)

$(150,802,042)	$19,857,384	$(58,988,647)	$(152,436,509)	$(6,624,126)

$0	$25,267	$1,917,871	$10,858	$0

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$2,849,202		$2,657,630
Net realized gains on investments		11,830,809		35,718,120
Net change in unrealized gains (losses) on investments		(16,093,129)		(10,878,572)

Net increase (decrease) in net assets resulting from operations		(1,413,118)		27,497,178

Distributions to shareholders from
Net investment income
Class A		(704,407)		(191,216)
Class C		(5,711)		(4,396)
Administrator Class		(390,601)		(542,158)
Institutional Class		(1,708,080)		(1,502,171)
Investor Class		0 [1]		(465,119)
Net realized gains
Class A		(2,768,349)		0
Class B		(4,185)		0
Class C		(226,860)		0
Administrator Class		(1,238,469)		0
Institutional Class		(4,289,359)		0

Total distributions to shareholders		(11,336,021)		(2,705,060)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,575,994	70,098,722	130,294	1,649,118
Class B	1,293	16,730	2,800	33,928
Class C	62,571	770,614	79,178	996,261
Administrator Class	262,362	3,228,873	918,168	11,427,828
Institutional Class	4,202,150	52,013,737	3,151,544	39,122,654
Investor Class	97,970 [1]	1,221,665 [1]	516,799	6,496,956

		127,350,341		59,726,745

Reinvestment of distributions
Class A	283,128	3,389,659	13,941	178,728
Class B	341	4,144	0	0
Class C	18,836	224,790	328	4,197
Administrator Class	129,270	1,547,567	40,849	523,278
Institutional Class	125,571	1,506,294	39,316	504,812
Investor Class	0 [1]	0 [1]	35,187	451,449

		6,672,454		1,662,464

Payment for shares redeemed
Class A	(886,210)	(10,862,850)	(534,599)	(6,629,667)
Class B	(14,555)	(187,133)	(20,246)	(256,296)
Class C	(86,496)	(1,042,353)	(98,840)	(1,234,205)
Administrator Class	(2,802,823)	(34,387,115)	(1,188,416)	(14,887,845)
Institutional Class	(3,825,560)	(47,032,229)	(1,771,504)	(22,562,089)
Investor Class	(5,539,205)[1]	(69,791,462)[1]	(1,183,734)	(14,758,082)

		(163,303,142)		(60,328,184)

Net increase (decrease) in net assets resulting from capital share transactions		(29,280,347)		1,061,025

Total increase (decrease) in net assets		(42,029,486)		25,853,143

Net assets
Beginning of period		294,645,659		268,792,516

End of period		$252,616,173		$294,645,659

Undistributed net investment income		$910,811		$1,073,489

[1]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	45

	Diversified Equity Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$1,685,576		$1,736,992
Net realized gains on investments		13,338,712		29,109,484
Net change in unrealized gains (losses) on investments		(26,151,655)		(4,344,945)

Net increase (decrease) in net assets resulting from operations		(11,127,367)		26,501,531

Distributions to shareholders from
Net investment income
Class A		(221,131)		(390,822)
Administrator Class		(839,164)		(1,510,404)
Net realized gains
Class A		(8,544,677)		(7,603,395)
Class B		(4,748)		(21,431)
Class C		(466,528)		(406,484)
Administrator Class		(17,061,026)		(19,427,983)

Total distributions to shareholders		(27,137,274)		(29,360,519)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	94,693	2,811,823	72,592	2,360,097
Class B	230	6,416	1,406	41,124
Class C	11,634	316,337	18,482	554,242
Administrator Class	415,025	11,962,561	481,984	15,640,677

		15,097,137		18,596,140

Reinvestment of distributions
Class A	320,487	8,727,909	255,678	7,964,368
Class B	121	2,943	757	21,428
Class C	17,905	449,232	13,515	392,475
Administrator Class	649,470	17,753,217	663,957	20,758,097

		26,933,301		29,136,368

Payment for shares redeemed
Class A	(457,048)	(12,951,934)	(318,000)	(10,362,321)
Class B	(1,838)	(44,756)	(27,329)	(827,317)
Class C	(54,060)	(1,358,279)	(33,140)	(1,009,906)
Administrator Class	(1,073,233)	(31,084,914)	(2,856,844)	(92,459,859)

		(45,439,883)		(104,659,403)

Net decrease in net assets resulting from capital share transactions		(3,409,445)		(56,926,895)

Total decrease in net assets		(41,674,086)		(59,785,883)

Net assets
Beginning of period		253,081,641		312,867,524

End of period		$211,407,555		$253,081,641

Undistributed net investment income		$473,513		$46,525

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment loss		$(5,604,076)		$(9,024,176)
Net realized gains on investments		16,759,240		112,708,948
Net change in unrealized gains (losses) on investments		(161,957,206)		117,750,083

Net increase (decrease) in net assets resulting from operations		(150,802,042)		221,434,855

Distributions to shareholders from
Net realized gains
Class A		(17,578,574)		(9,447,019)
Class C		(550,009)		(383,862)
Administrator Class		(13,726,906)		(11,952,978)
Institutional Class		(69,855,887)		(49,504,949)
Investor Class		0 [1]		(3,083,544)

Total distributions to shareholders		(101,711,376)		(74,372,352)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,191,945	46,782,655	589,286	9,273,753
Class C	10,483	144,504	4,497	66,858
Administrator Class	2,336,832	33,830,513	2,507,269	40,410,865
Institutional Class	11,852,732	173,650,959	10,077,065	166,502,610
Investor Class	89,491 [1]	1,444,439 [1]	128,783	2,057,466

		255,853,070		218,311,552

Reinvestment of distributions
Class A	1,300,151	17,174,997	606,373	9,247,183
Class C	41,108	503,162	24,422	350,946
Administrator Class	810,410	10,932,427	665,028	10,314,584
Institutional Class	4,771,143	66,223,470	2,893,200	45,886,151
Investor Class	0 [1]	0 [1]	196,696	2,981,905

		94,834,056		68,780,769

Payment for shares redeemed
Class A	(2,239,881)	(30,073,121)	(2,238,922)	(35,052,130)
Class C	(47,632)	(594,685)	(50,484)	(748,028)
Administrator Class	(4,765,394)	(70,399,879)	(6,591,370)	(106,561,035)
Institutional Class	(14,016,874)	(206,834,361)	(14,421,358)	(236,697,488)
Investor Class	(2,736,791)[1]	(40,078,310)[1]	(409,799)	(6,362,087)

		(347,980,356)		(385,420,768)

Net increase (decrease) in net assets resulting from capital share transactions		2,706,770		(98,328,447)

Total increase (decrease) in net assets		(249,806,648)		48,734,056

Net assets
Beginning of period		1,064,410,275		1,015,676,219

End of period		$814,603,627		$1,064,410,275

Accumulated net investment loss		$(1,370,106)		$(3,804,464)

[1]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	47

	Index Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$43,842,849		$45,846,902
Net realized gains on investments		145,902,899		143,388,775
Net change in unrealized gains (losses) on investments		(169,888,364)		102,650,064

Net increase in net assets resulting from operations		19,857,384		291,885,741

Distributions to shareholders from
Net investment income
Class A		(11,172,028)		(6,566,177)
Class B		(6,396)		(12,077)
Class C		(728,373)		(604,147)
Administrator Class		(31,972,442)		(34,295,290)
Investor Class		0 [1]		(3,502,692)
Net realized gains
Class A		(39,384,515)		(5,235,617)
Class B		(83,225)		(31,633)
Class C		(4,840,929)		(945,801)
Administrator Class		(97,917,183)		(22,741,125)
Investor Class		0 [1]		(2,537,733)

Total distributions to shareholders		(186,105,091)		(76,472,292)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,880,729	256,525,864	388,150	25,178,381
Class B	149	8,695	146	9,762
Class C	135,073	8,323,805	86,074	5,639,238
Administrator Class	3,967,724	247,773,885	5,874,897	384,950,475
Investor Class	142,837 [1]	9,251,027 [1]	810,418	52,754,953

		521,883,276		468,532,809

Reinvestment of distributions
Class A	806,782	49,545,858	174,805	11,529,519
Class B	1,408	88,216	614	41,109
Class C	52,914	3,262,843	13,660	904,452
Administrator Class	2,060,178	127,480,756	829,053	55,036,997
Investor Class	0 [1]	0 [1]	90,165	5,962,586

		180,377,673		73,474,663

Payment for shares redeemed
Class A	(1,123,946)	(69,747,531)	(910,851)	(59,490,312)
Class B	(15,549)	(1,010,540)	(24,275)	(1,605,163)
Class C	(162,173)	(10,047,846)	(112,909)	(7,341,983)
Administrator Class	(9,338,168)	(589,128,029)	(11,398,138)	(748,386,873)
Investor Class	(3,630,262)[1]	(242,534,900)[1]	(480,314)	(31,414,981)

		(912,468,846)		(848,239,312)

Net decrease in net assets resulting from capital share transactions		(210,207,897)		(306,231,840)

Total decrease in net assets		(376,455,604)		(90,818,391)

Net assets
Beginning of period		2,599,156,703		2,689,975,094

End of period		$2,222,701,099		$2,599,156,703

Undistributed net investment income		$16,373,457		$17,817,859

[1]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	International Value Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$10,753,007		$9,858,076
Net realized gains (losses) on investments		(1,414,408)		11,094,516
Net change in unrealized gains (losses) on investments		(68,327,246)		(25,271,313)

Net decrease in net assets resulting from operations		(58,988,647)		(4,318,721)

Distributions to shareholders from
Net investment income
Class A		(74,978)		(124,398)
Class C		(6,472)		(15,574)
Administrator Class		0		(11,810,387)
Institutional Class		(8,593,037)		(99,504)

Total distributions to shareholders		(8,674,487)		(12,049,863)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	137,751	1,746,788	96,792	1,420,552
Class C	26,626	345,603	16,755	237,604
Administrator Class	1,268,931	18,094,801	6,638,872	95,650,707
Institutional Class	38,985,756	524,060,776	125,680	1,859,946

		544,247,968		99,168,809

Reinvestment of distributions
Class A	5,589	73,109	9,086	123,662
Class C	454	5,827	1,125	15,035
Administrator Class	0	0	874,917	11,802,625
Institutional Class	662,612	8,587,447	6,675	90,113

		8,666,383		12,031,435

Payment for shares redeemed
Class A	(143,571)	(1,876,076)	(152,548)	(2,261,304)
Class B	(134)[1]	(1,823)[1]	(1,476)	(21,755)
Class C	(28,008)	(352,174)	(15,291)	(213,669)
Administrator Class	(33,457,218)	(455,926,251)	(4,339,458)	(63,303,960)
Institutional Class	(4,077,552)	(51,283,434)	(28,692)	(410,073)

		(509,439,758)		(66,210,761)

Net increase in net assets resulting from capital share transactions		43,474,593		44,989,483

Total increase (decrease) in net assets		(24,188,541)		28,620,899

Net assets
Beginning of period		498,065,106		469,444,207

End of period		$473,876,565		$498,065,106

Undistributed net investment income		$7,379,031		$5,915,574

[1]	For the period from June 1, 2015 to December 8, 2015. Class B shares of the Fund were no longer offered to shareholders effective December 9, 2015.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	49

	Small Company Growth Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment loss		$(2,929,297)		$(2,896,434)
Net realized gains (losses) on investments		(96,538,450)		16,034,580
Net change in unrealized gains (losses) on investments		(52,968,762)		73,081,605

Net increase (decrease) in net assets resulting from operations		(152,436,509)		86,219,751

Distributions to shareholders from
Net realized gains
Class A		(959,782)		(1,858,139)
Class B		(390)		(3,974)
Class C		(215,622)		(460,132)
Class R6		(879,243)		(1,115)[1]
Administrator Class		(1,038,580)		(5,745,406)
Institutional Class		(4,261,265)		(12,434,827)

Total distributions to shareholders		(7,354,882)		(20,503,593)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,891,844	116,614,639	1,510,052	64,079,862
Class B	550	20,540	529	19,657
Class C	578,225	21,398,369	290,683	11,238,963
Class R6	6,430,379	268,578,557	13,839 [1]	637,602 [1]
Administrator Class	1,812,201	76,404,712	2,449,329	104,749,365
Institutional Class	13,905,905	582,506,295	6,506,083	283,139,829

		1,065,523,112		463,865,278

Reinvestment of distributions
Class A	23,512	924,981	43,783	1,755,706
Class B	10	368	93	3,360
Class C	4,971	177,103	9,491	347,563
Class R6	20,281	840,043	27 [1]	1,115 [1]
Administrator Class	25,417	1,035,227	138,133	5,721,481
Institutional Class	79,935	3,310,125	218,839	9,195,633

		6,287,847		17,024,858

Payment for shares redeemed
Class A	(1,436,430)	(53,673,216)	(388,500)	(16,048,290)
Class B	(1,960)	(71,547)	(1,539)	(58,026)
Class C	(221,799)	(7,390,685)	(49,730)	(1,913,997)
Class R6	(696,900)	(27,316,064)	(13)[1]	(614)[1]
Administrator Class	(2,556,843)	(105,996,475)	(1,451,172)	(62,196,609)
Institutional Class	(6,761,785)	(270,191,008)	(1,407,660)	(61,985,956)

		(464,638,995)		(142,203,492)

Net increase in net assets resulting from capital share transactions		607,171,964		338,686,644

Total increase in net assets		447,380,573		404,402,802

Net assets
Beginning of period		746,450,266		342,047,464

End of period		$1,193,830,839		$746,450,266

Accumulated net investment loss		$(511,635)		$(873,181)

[1]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$281,447		$542,897
Net realized gains on investments		5,081,876		7,943,351
Net change in unrealized gains (losses) on investments		(11,987,449)		(915,138)

Net increase (decrease) in net assets resulting from operations		(6,624,126)		7,571,110

Distributions to shareholders from
Net investment income
Class A		(30,336)		0
Administrator Class		(230,332)		0
Institutional Class		(170,512)		0

Total distributions to shareholders		(431,180)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	184,247	3,586,453	194,148	3,976,608
Class B	708 [1]	13,845 [1]	179	3,340
Class C	18,509	342,862	31,950	594,610
Administrator Class	473,663	9,486,626	558,083	11,639,194
Institutional Class	1,003,324	20,946,201	450,222	9,191,898

		34,375,987		25,405,650

Reinvestment of distributions
Class A	1,492	28,226	0	0
Administrator Class	11,843	228,808	0	0
Institutional Class	8,652	167,939	0	0

		424,973		0

Payment for shares redeemed
Class A	(270,420)	(5,299,278)	(284,709)	(5,834,552)
Class B	(1,264)[1]	(21,882)[1]	(2,794)	(51,063)
Class C	(42,627)	(755,968)	(17,350)	(318,222)
Administrator Class	(630,158)	(12,681,576)	(649,811)	(13,424,863)
Institutional Class	(247,681)	(4,876,787)	(266,922)	(5,603,780)

		(23,635,491)		(25,232,480)

Net increase in net assets resulting from capital share transactions		11,165,469		173,170

Total increase in net assets		4,110,163		7,744,280

Net assets
Beginning of period		116,835,713		109,091,433

End of period		$120,945,876		$116,835,713

Undistributed net investment income		$291,961		$431,085

[1]	For the period from June 1, 2015 to January 8, 2016. Class B shares of the Fund were no longer offered to shareholders effective January 9, 2016.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

52	Wells Fargo Equity Gateway Funds	Financial highlights

C&B Large Cap Value Fund	Beginning net asset value per share	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2016	$13.07	0.11	[4]	(0.14)	(0.10)	(0.39)	$12.55
Year ended May 31, 2015	$11.99	0.10		1.07	(0.09)	0.00	$13.07
Year ended May 31, 2014	$10.32	0.09		1.68	(0.10)	0.00	$11.99
Year ended May 31, 2013	$8.13	0.12		2.20	(0.13)	0.00	$10.32
Year ended May 31, 2012	$8.70	0.12		(0.58)	(0.11)	0.00	$8.13
Class B
Year ended May 31, 2016	$13.22	0.01	[4]	(0.14)	0.00	(0.39)	$12.70
Year ended May 31, 2015	$12.14	(0.01)[4]		1.09	0.00	0.00	$13.22
Year ended May 31, 2014	$10.43	0.02	[4]	1.69	0.00	0.00	$12.14
Year ended May 31, 2013	$8.16	0.05	[4]	2.22	0.00	0.00	$10.43
Year ended May 31, 2012	$8.68	0.05	[4]	(0.56)	(0.01)	0.00	$8.16
Class C
Year ended May 31, 2016	$13.01	0.01		(0.14)	(0.01)	(0.39)	$12.48
Year ended May 31, 2015	$11.95	(0.00)[5]		1.07	(0.01)	0.00	$13.01
Year ended May 31, 2014	$10.29	0.01		1.67	(0.02)	0.00	$11.95
Year ended May 31, 2013	$8.11	0.04		2.20	(0.06)	0.00	$10.29
Year ended May 31, 2012	$8.66	0.05		(0.56)	(0.04)	0.00	$8.11
Administrator Class
Year ended May 31, 2016	$13.07	0.13	[4]	(0.15)	(0.12)	(0.39)	$12.54
Year ended May 31, 2015	$12.00	0.13		1.06	(0.12)	0.00	$13.07
Year ended May 31, 2014	$10.32	0.12	[4]	1.68	(0.12)	0.00	$12.00
Year ended May 31, 2013	$8.13	0.13	[4]	2.21	(0.15)	0.00	$10.32
Year ended May 31, 2012	$8.69	0.13	[4]	(0.56)	(0.13)	0.00	$8.13
Institutional Class
Year ended May 31, 2016	$13.11	0.16		(0.14)	(0.16)	(0.39)	$12.58
Year ended May 31, 2015	$12.03	0.15		1.08	(0.15)	0.00	$13.11
Year ended May 31, 2014	$10.35	0.14		1.69	(0.15)	0.00	$12.03
Year ended May 31, 2013	$8.16	0.17		2.19	(0.17)	0.00	$10.35
Year ended May 31, 2012	$8.73	0.14		(0.56)	(0.15)	0.00	$8.16

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio.

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	53

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.89%	1.25%	1.15%	(0.08)%	29%	$88,387
0.73%	1.29%	1.15%	9.78%	35%	$27,085
0.86%	1.31%	1.15%	17.25%	22%	$29,537
1.25%	1.30%	1.15%	28.82%	18%	$23,571
1.33%	1.30%	1.15%	(5.23)%	21%	$21,380

0.08%	2.00%	1.90%	(0.81)%	29%	$105
(0.04)%	2.04%	1.90%	8.90%	35%	$280
0.17%	2.06%	1.90%	16.40%	22%	$469
0.57%	2.03%	1.89%	27.82%	18%	$1,167
0.61%	2.05%	1.90%	(5.84)%	21%	$2,418

0.11%	2.00%	1.90%	(0.82)%	29%	$7,282
(0.02)%	2.04%	1.90%	8.93%	35%	$7,654
0.11%	2.06%	1.90%	16.39%	22%	$7,262
0.51%	2.05%	1.90%	27.76%	18%	$5,818
0.58%	2.05%	1.90%	(5.81)%	21%	$5,524

1.03%	1.16%	0.98%	0.11%	29%	$23,210
0.92%	1.13%	0.95%	9.93%	35%	$55,705
1.08%	1.14%	0.95%	17.49%	22%	$53,884
1.48%	1.13%	0.95%	29.09%	18%	$70,727
1.54%	1.13%	0.95%	(4.90)%	21%	$81,999

1.25%	0.92%	0.77%	0.33%	29%	$133,632
1.18%	0.86%	0.70%	10.15%	35%	$132,768
1.34%	0.88%	0.70%	17.86%	22%	$104,758
1.68%	0.87%	0.70%	29.32%	18%	$130,015
1.78%	0.87%	0.70%	(4.72)%	21%	$96,653

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Equity Gateway Funds	Financial highlights

Diversified Equity Fund	Beginning net asset value per share	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2016	$32.37	0.16	(1.55)	(0.08)	(3.60)	$27.30
Year ended May 31, 2015	$32.78	0.14	2.79	(0.15)	(3.19)	$32.37
Year ended May 31, 2014	$30.65	0.16	5.48	(0.17)	(3.34)	$32.78
Year ended May 31, 2013	$26.08	0.23 [4]	6.14	(0.24)	(1.56)	$30.65
Year ended May 31, 2012	$29.71	0.15	(2.01)	(0.18)	(1.59)	$26.08
Class B
Year ended May 31, 2016	$29.46	(0.10)[4]	(1.27)	0.00	(3.60)	$24.49
Year ended May 31, 2015	$30.20	(0.14)[4]	2.59	0.00	(3.19)	$29.46
Year ended May 31, 2014	$28.54	(0.10)[4]	5.10	0.00	(3.34)	$30.20
Year ended May 31, 2013	$24.36	0.01 [4]	5.73	0.00	(1.56)	$28.54
Year ended May 31, 2012	$27.87	(0.01)[4]	(1.91)	0.00	(1.59)	$24.36
Class C
Year ended May 31, 2016	$30.22	(0.05)[4]	(1.45)	0.00	(3.60)	$25.12
Year ended May 31, 2015	$30.88	(0.12)	2.65	0.00	(3.19)	$30.22
Year ended May 31, 2014	$29.13	(0.08)[4]	5.18	(0.01)	(3.34)	$30.88
Year ended May 31, 2013	$24.88	0.02 [4]	5.84	(0.05)	(1.56)	$29.13
Year ended May 31, 2012	$28.43	(0.59)[4]	(1.37)	0.00	(1.59)	$24.88
Administrator Class
Year ended May 31, 2016	$32.45	0.24	(1.55)	(0.16)	(3.60)	$27.38
Year ended May 31, 2015	$32.84	0.22 [4]	2.81	(0.23)	(3.19)	$32.45
Year ended May 31, 2014	$30.70	0.23 [4]	5.49	(0.24)	(3.34)	$32.84
Year ended May 31, 2013	$26.12	0.30 [4]	6.15	(0.31)	(1.56)	$30.70
Year ended May 31, 2012	$29.78	0.33	(2.13)	(0.27)	(1.59)	$26.12

[1]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

	Year ended May 31

	2016	2015	2014	2013	2012

Class A	0.59%	0.59%	0.58%	0.57%	0.56%
Class B	0.55%	0.59%	0.58%	0.57%	0.56%
Class C	0.59%	0.59%	0.58%	0.57%	0.56%
Administrator Class	0.59%	0.59%	0.58%	0.57%	0.56%

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in each respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	55

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.60%	1.41%	1.25%	(4.24)%	39%	$67,597
0.44%	1.44%	1.25%	9.39%	38%	$81,502
0.48%	1.43%	1.25%	19.10%	37%	$82,186
0.81%	1.43%	1.25%	25.42%	44%	$75,640
0.74%	1.41%	1.25%	(5.91)%	57%	$75,751

(0.36)%	2.12%	1.99%	(4.61)%	39%	$1
(0.47)%	2.18%	2.00%	8.54%	38%	$45
(0.34)%	2.18%	2.00%	18.20%	37%	$806
0.04%	2.18%	2.00%	24.48%	44%	$2,029
(0.05)%	2.16%	2.00%	(6.61)%	57%	$2,922

(0.17)%	2.16%	2.00%	(4.96)%	39%	$2,846
(0.31)%	2.19%	2.00%	8.58%	38%	$4,165
(0.25)%	2.19%	2.00%	18.23%	37%	$4,292
0.07%	2.18%	2.00%	24.50%	44%	$2,667
(0.02)%	2.16%	2.00%	(6.62)%	57%	$2,499

0.85%	1.33%	1.00%	(3.98)%	39%	$140,963
0.67%	1.28%	1.00%	9.65%	38%	$167,371
0.71%	1.27%	1.00%	19.40%	37%	$225,584
1.06%	1.27%	1.00%	25.75%	44%	$290,011
0.99%	1.25%	1.00%	(5.67)%	57%	$293,895

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Equity Gateway Funds	Financial highlights

Emerging Growth Fund	Beginning net asset value per share	Net investment loss	Net realized and unrealized gains (losses) on investments	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2016	$16.70	(0.13)[4]	(2.28)	(1.74)	$12.55
Year ended May 31, 2015	$14.61	(0.22)	3.51	(1.20)	$16.70
Year ended May 31, 2014	$14.10	(0.19)	1.88	(1.18)	$14.61
Year ended May 31, 2013	$12.44	(0.15)	2.49	(0.68)	$14.10
Year ended May 31, 2012	$13.12	(0.14)[4]	(0.54)	0.00	$12.44
Class C
Year ended May 31, 2016	$15.67	(0.21)	(2.14)	(1.74)	$11.58
Year ended May 31, 2015	$13.88	(0.33)	3.32	(1.20)	$15.67
Year ended May 31, 2014	$13.55	(0.32)	1.83	(1.18)	$13.88
Year ended May 31, 2013	$12.06	(0.27)	2.44	(0.68)	$13.55
Year ended May 31, 2012	$12.81	(0.23)[4]	(0.52)	0.00	$12.06
Administrator Class
Year ended May 31, 2016	$17.00	(0.12)[4]	(2.32)	(1.74)	$12.82
Year ended May 31, 2015	$14.83	(0.16)[4]	3.53	(1.20)	$17.00
Year ended May 31, 2014	$14.28	(0.17)[4]	1.90	(1.18)	$14.83
Year ended May 31, 2013	$12.56	(0.12)	2.52	(0.68)	$14.28
Year ended May 31, 2012	$13.22	(0.12)[4]	(0.54)	0.00	$12.56
Institutional Class
Year ended May 31, 2016	$17.40	(0.07)	(2.39)	(1.74)	$13.20
Year ended May 31, 2015	$15.11	(0.12)	3.61	(1.20)	$17.40
Year ended May 31, 2014	$14.49	(0.11)	1.91	(1.18)	$15.11
Year ended May 31, 2013	$12.70	(0.08)	2.55	(0.68)	$14.49
Year ended May 31, 2012	$13.33	(0.08)[4]	(0.55)	0.00	$12.70

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio.

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	57

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment loss	Gross expenses[1]	Net expenses[1]

(0.92)%	1.35%	1.35%	(14.94)%	68%	$127,154
(1.20)%	1.39%	1.37%	23.32%	56%	$131,638
(1.20)%	1.39%	1.37%	11.30%	63%	$130,403
(1.04)%	1.40%	1.37%	19.89%	65%	$125,070
(1.13)%	1.41%	1.37%	(5.18)%	75%	$125,113

(1.70)%	2.10%	2.10%	(15.59)%	68%	$3,815
(1.95)%	2.14%	2.12%	22.35%	56%	$5,101
(1.95)%	2.14%	2.12%	10.40%	63%	$4,816
(1.79)%	2.15%	2.12%	19.09%	65%	$4,878
(1.89)%	2.17%	2.12%	(5.85)%	75%	$5,114

(0.80)%	1.23%	1.20%	(14.80)%	68%	$99,792
(1.03)%	1.21%	1.20%	23.45%	56%	$159,813
(1.03)%	1.22%	1.20%	11.45%	63%	$190,126
(0.87)%	1.23%	1.20%	20.19%	65%	$200,140
(0.95)%	1.22%	1.19%	(4.99)%	75%	$185,744

(0.50)%	1.01%	0.90%	(14.62)%	68%	$583,843
(0.73)%	0.96%	0.90%	23.89%	56%	$723,946
(0.73)%	0.96%	0.90%	11.77%	63%	$650,650
(0.57)%	0.97%	0.90%	20.52%	65%	$578,841
(0.67)%	0.98%	0.90%	(4.73)%	75%	$526,865

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Equity Gateway Funds	Financial highlights

Index Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2016	$67.32	0.81		(0.17)	(1.08)	(4.03)	$62.85
Year ended May 31, 2015	$62.14	1.00		5.91	(0.96)	(0.77)	$67.32
Year ended May 31, 2014	$54.00	0.90		9.59	(0.85)	(1.50)	$62.14
Year ended May 31, 2013	$44.25	0.86		10.66	(0.83)	(0.94)	$54.00
Year ended May 31, 2012	$47.17	0.73		(1.35)	(0.65)	(1.65)	$44.25
Class B
Year ended May 31, 2016	$68.44	0.61	[4]	(0.42)	(0.29)	(4.03)	$64.31
Year ended May 31, 2015	$62.99	0.49	[4]	6.02	(0.29)	(0.77)	$68.44
Year ended May 31, 2014	$54.57	0.45	[4]	9.70	(0.23)	(1.50)	$62.99
Year ended May 31, 2013	$44.53	0.47	[4]	10.78	(0.27)	(0.94)	$54.57
Year ended May 31, 2012	$47.23	0.38	[4]	(1.29)	(0.14)	(1.65)	$44.53
Class C
Year ended May 31, 2016	$67.55	0.62	[4]	(0.45)	(0.57)	(4.03)	$63.12
Year ended May 31, 2015	$62.37	0.50		5.94	(0.49)	(0.77)	$67.55
Year ended May 31, 2014	$54.22	0.47		9.62	(0.44)	(1.50)	$62.37
Year ended May 31, 2013	$44.41	0.48	[4]	10.71	(0.44)	(0.94)	$54.22
Year ended May 31, 2012	$47.27	0.39	[4]	(1.31)	(0.29)	(1.65)	$44.41
Administrator Class
Year ended May 31, 2016	$67.80	1.31		(0.51)	(1.24)	(4.03)	$63.33
Year ended May 31, 2015	$62.56	1.27		5.90	(1.16)	(0.77)	$67.80
Year ended May 31, 2014	$54.34	1.08		9.66	(1.02)	(1.50)	$62.56
Year ended May 31, 2013	$44.52	1.02		10.71	(0.97)	(0.94)	$54.34
Year ended May 31, 2012	$47.45	0.83		(1.32)	(0.79)	(1.65)	$44.52

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio.

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	59

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.78%	0.63%	0.48%	1.24%	4%	$639,496
1.50%	0.68%	0.56%	11.21%	4%	$445,088
1.53%	0.67%	0.56%	19.77%	5%	$432,448
1.72%	0.67%	0.56%	26.63%	4%	$407,533
1.63%	0.68%	0.56%	(0.95)%	9%	$347,412

0.95%	1.39%	1.25%	0.48%	4%	$1,071
0.74%	1.43%	1.31%	10.39%	4%	$2,098
0.77%	1.42%	1.31%	18.86%	5%	$3,412
0.95%	1.42%	1.31%	25.66%	4%	$5,453
0.85%	1.43%	1.31%	(1.68)%	9%	$8,869

0.99%	1.38%	1.24%	0.48%	4%	$79,858
0.75%	1.43%	1.31%	10.38%	4%	$83,718
0.78%	1.42%	1.31%	18.89%	5%	$78,118
0.97%	1.42%	1.31%	25.67%	4%	$70,322
0.87%	1.43%	1.31%	(1.67)%	9%	$65,245

1.97%	0.40%	0.25%	1.49%	4%	$1,502,276
1.81%	0.37%	0.25%	11.56%	4%	$1,832,814
1.84%	0.36%	0.25%	20.13%	5%	$1,984,845
2.03%	0.36%	0.25%	27.02%	4%	$1,832,524
1.94%	0.37%	0.25%	(0.63)%	9%	$1,682,905

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Equity Gateway Funds	Financial highlights

International Value Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016	$14.85	0.26		(2.08)	(0.20)	$12.83
Year ended May 31, 2015	$15.45	0.26	[4]	(0.53)	(0.33)	$14.85
Year ended May 31, 2014	$13.40	0.36		1.97	(0.28)	$15.45
Year ended May 31, 2013	$10.64	0.31		2.71	(0.26)	$13.40
Year ended May 31, 2012	$14.03	0.34		(3.36)	(0.37)	$10.64
Class C
Year ended May 31, 2016	$14.54	0.17		(2.05)	(0.10)	$12.56
Year ended May 31, 2015	$15.16	0.13		(0.51)	(0.24)	$14.54
Year ended May 31, 2014	$13.18	0.19		2.00	(0.21)	$15.16
Year ended May 31, 2013	$10.47	0.19		2.70	(0.18)	$13.18
Year ended May 31, 2012	$13.79	0.23	[4]	(3.28)	(0.27)	$10.47
Administrator Class
Year ended May 31, 2016	$14.73	0.14	[4]	(1.96)	0.00	$12.91
Year ended May 31, 2015	$15.35	0.28		(0.52)	(0.38)	$14.73
Year ended May 31, 2014	$13.31	0.38		1.98	(0.32)	$15.35
Year ended May 31, 2013	$10.57	0.33	[4]	2.70	(0.29)	$13.31
Year ended May 31, 2012	$13.95	0.35		(3.33)	(0.40)	$10.57
Institutional Class
Year ended May 31, 2016	$14.75	0.36		(2.12)	(0.26)	$12.73
Year ended May 31, 2015	$15.38	0.29		(0.51)	(0.41)	$14.75
Year ended May 31, 2014	$13.34	0.41		1.98	(0.35)	$15.38
Year ended May 31, 2013	$10.58	0.35		2.73	(0.32)	$13.34
Year ended May 31, 2012	$13.98	0.36		(3.33)	(0.43)	$10.58

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio.

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	61

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.98%	1.46%	1.39%	(12.31)%	14%	$4,981
1.80%	1.50%	1.49%	(1.55)%	18%	$5,768
2.45%	1.51%	1.50%	17.48%	11%	$6,725
2.35%	1.51%	1.50%	28.58%	16%	$5,922
2.81%	1.46%	1.46%	(21.53)%	9%	$4,742

1.25%	2.21%	2.14%	(12.95)%	14%	$783
1.07%	2.25%	2.24%	(2.37)%	18%	$920
1.88%	2.26%	2.25%	16.64%	11%	$920
1.67%	2.26%	2.25%	27.67%	16%	$595
1.96%	2.21%	2.21%	(22.14)%	9%	$441

0.99%	1.36%	1.25%	(12.36)%	14%	$11,873
2.12%	1.34%	1.25%	(1.35)%	18%	$487,582
2.76%	1.34%	1.25%	17.81%	11%	$459,415
2.67%	1.34%	1.25%	28.90%	16%	$372,187
3.04%	1.29%	1.25%	(21.37)%	9%	$259,969

2.81%	1.13%	1.01%	(11.98)%	14%	$456,239
2.42%	1.07%	1.05%	(1.19)%	18%	$3,793
2.91%	1.08%	1.05%	18.07%	11%	$2,359
2.81%	1.08%	1.05%	29.20%	16%	$1,941
3.20%	1.03%	1.03%	(21.26)%	9%	$1,505

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Equity Gateway Funds	Financial highlights

Small Company Growth Fund	Beginning net asset value per share	Net investment loss	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2016	$44.23	(0.22)[4]	(6.05)	0.00	(0.27)	$37.69
Year ended May 31, 2015	$39.44	(0.37)[4]	7.08	0.00	(1.92)	$44.23
Year ended May 31, 2014	$34.23	(0.37)[4]	7.98	0.00	(2.40)	$39.44
Year ended May 31, 2013	$26.21	(0.15)	8.17	0.00	0.00	$34.23
Year ended May 31, 2012	$29.53	(0.18)[4]	(3.14)	0.00	0.00	$26.21
Class B
Year ended May 31, 2016	$39.74	(0.50)[4]	(5.38)	0.00	(0.27)	$33.59
Year ended May 31, 2015	$35.88	(0.62)[4]	6.40	0.00	(1.92)	$39.74
Year ended May 31, 2014	$31.55	(0.60)[4]	7.33	0.00	(2.40)	$35.88
Year ended May 31, 2013	$24.35	(0.36)[4]	7.56	0.00	0.00	$31.55
Year ended May 31, 2012	$27.63	(0.37)[4]	(2.91)	0.00	0.00	$24.35
Class C
Year ended May 31, 2016	$40.25	(0.46)[4]	(5.50)	0.00	(0.27)	$34.02
Year ended May 31, 2015	$36.32	(0.63)[4]	6.48	0.00	(1.92)	$40.25
Year ended May 31, 2014	$31.91	(0.62)[4]	7.43	0.00	(2.40)	$36.32
Year ended May 31, 2013	$24.62	(0.37)[4]	7.66	0.00	0.00	$31.91
Year ended May 31, 2012	$27.95	(0.36)[4]	(2.97)	0.00	0.00	$24.62
Class R6
Year ended May 31, 2016	$46.45	(0.03)	(6.38)	0.00	(0.27)	$39.77
Year ended May 31, 2015[5]	$42.98	(0.09)[4]	5.48	0.00	(1.92)	$46.45
Administrator Class
Year ended May 31, 2016	$45.73	(0.19)[4]	(6.22)	0.00	(0.27)	$39.05
Year ended May 31, 2015	$40.64	(0.30)[4]	7.31	0.00	(1.92)	$45.73
Year ended May 31, 2014	$35.13	(0.26)	8.17	0.00	(2.40)	$40.64
Year ended May 31, 2013	$26.90	(0.09)[4]	8.38	(0.06)	0.00	$35.13
Year ended May 31, 2012	$30.22	(0.13)[4]	(3.19)	0.00	0.00	$26.90
Institutional Class
Year ended May 31, 2016	$46.44	(0.09)	(6.33)	0.00	(0.27)	$39.75
Year ended May 31, 2015	$41.14	(0.20)[4]	7.42	0.00	(1.92)	$46.44
Year ended May 31, 2014	$35.46	(0.20)[4]	8.28	0.00	(2.40)	$41.14
Year ended May 31, 2013	$27.15	(0.06)[4]	8.51	(0.14)	0.00	$35.46
Year ended May 31, 2012	$30.44	(0.07)[4]	(3.22)	0.00	0.00	$27.15

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	63

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

(0.57)%	1.34%	1.34%	(14.20)%	49%	$128,675
(0.90)%	1.41%	1.40%	17.51%	58%	$85,588
(0.96)%	1.45%	1.41%	22.63%	77%	$30,364
(0.58)%	1.53%	1.45%	30.55%	109%	$9,357
(0.70)%	1.46%	1.44%	(11.18)%	107%	$6,450

(1.38)%	2.08%	2.08%	(14.83)%	49%	$17
(1.65)%	2.15%	2.15%	16.63%	58%	$76
(1.71)%	2.20%	2.16%	21.74%	77%	$101
(1.33)%	2.28%	2.20%	29.57%	109%	$164
(1.48)%	2.21%	2.19%	(11.87)%	107%	$193

(1.32)%	2.09%	2.09%	(14.84)%	49%	$26,946
(1.64)%	2.16%	2.15%	16.62%	58%	$17,334
(1.71)%	2.20%	2.16%	21.75%	77%	$6,546
(1.31)%	2.28%	2.20%	29.56%	109%	$2,406
(1.45)%	2.22%	2.19%	(11.85)%	107%	$1,628

(0.09)%	0.91%	0.90%	(13.83)%	49%	$229,391
(0.34)%	0.91%	0.90%	13.00%	58%	$644

(0.46)%	1.25%	1.20%	(14.04)%	49%	$130,104
(0.70)%	1.24%	1.20%	17.73%	58%	$185,267
(0.74)%	1.29%	1.20%	22.92%	77%	$118,456
(0.30)%	1.37%	1.20%	30.89%	109%	$98,445
(0.48)%	1.30%	1.20%	(10.99)%	107%	$97,776

(0.18)%	1.01%	0.95%	(13.85)%	49%	$678,699
(0.45)%	0.98%	0.95%	18.03%	58%	$457,542
(0.49)%	1.02%	0.95%	23.19%	77%	$186,581
(0.19)%	1.10%	0.95%	31.25%	109%	$71,336
(0.27)%	1.03%	0.95%	(10.78)%	107%	$9,692

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Equity Gateway Funds	Financial highlights

Small Company Value Fund	Beginning net asset value per share	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016	$21.42	0.08	(1.25)	(0.03)	$20.22
Year ended May 31, 2015	$20.08	0.07	1.27	0.00	$21.42
Year ended May 31, 2014	$17.10	0.06	2.92	0.00	$20.08
Year ended May 31, 2013	$13.17	(0.00)[4]	3.93	0.00	$17.10
Year ended May 31, 2012	$14.36	0.03	(1.11)	(0.11)	$13.17
Class C
Year ended May 31, 2016	$19.34	(0.11)[5]	(1.08)	0.00	$18.15
Year ended May 31, 2015	$18.27	(0.08)[5]	1.15	0.00	$19.34
Year ended May 31, 2014	$15.68	(0.07)[5]	2.66	0.00	$18.27
Year ended May 31, 2013	$12.16	(0.10)[5]	3.62	0.00	$15.68
Year ended May 31, 2012	$13.30	(0.08)[5]	(1.02)	(0.04)	$12.16
Administrator Class
Year ended May 31, 2016	$21.90	0.13	(1.30)	(0.07)	$20.66
Year ended May 31, 2015	$20.49	0.11	1.30	0.00	$21.90
Year ended May 31, 2014	$17.42	0.12	2.95	0.00	$20.49
Year ended May 31, 2013	$13.39	0.03 [5]	4.01	(0.01)	$17.42
Year ended May 31, 2012	$14.60	0.06	(1.13)	(0.14)	$13.39
Institutional Class
Year ended May 31, 2016	$22.02	0.08 [5]	(1.22)	(0.11)	$20.77
Year ended May 31, 2015	$20.57	0.14	1.31	0.00	$22.02
Year ended May 31, 2014	$17.45	0.13	2.99	0.00	$20.57
Year ended May 31, 2013	$13.41	0.06 [5]	4.03	(0.05)	$17.45
Year ended May 31, 2012	$14.63	0.11	(1.17)	(0.16)	$13.41

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio.

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Amount is less than $0.005.

[5]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	65

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.11%	1.48%	1.37%	(5.48)%	72%	$23,151
0.33%	1.50%	1.40%	6.62%	54%	$26,339
0.33%	1.56%	1.42%	17.43%	47%	$26,517
(0.02)%	1.57%	1.45%	29.84%	57%	$21,652
0.08%	1.50%	1.45%	(7.44)%	60%	$18,605

(0.62)%	2.23%	2.12%	(6.20)%	72%	$2,004
(0.42)%	2.26%	2.15%	5.86%	54%	$2,602
(0.42)%	2.31%	2.17%	16.52%	47%	$2,192
(0.76)%	2.32%	2.20%	28.95%	57%	$1,814
(0.68)%	2.25%	2.20%	(8.20)%	60%	$1,557

0.28%	1.39%	1.20%	(5.36)%	72%	$64,023
0.52%	1.34%	1.20%	6.88%	54%	$71,034
0.55%	1.39%	1.20%	17.62%	47%	$68,358
0.23%	1.40%	1.20%	30.21%	57%	$60,550
0.32%	1.33%	1.20%	(7.24)%	60%	$60,333

0.40%	1.14%	1.00%	(5.13)%	72%	$31,768
0.75%	1.07%	1.00%	7.05%	54%	$16,850
0.75%	1.13%	1.00%	17.88%	47%	$11,967
0.40%	1.14%	1.00%	30.54%	57%	$8,185
0.59%	1.05%	1.00%	(7.14)%	60%	$62

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Equity Gateway Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo C&B Large Cap Value Fund (“C&B Large Cap Value Fund”), Wells Fargo Diversified Equity Fund (“Diversified Equity Fund“), Wells Fargo Emerging Growth Fund (“Emerging Growth Fund”), Wells Fargo Index Fund (“Index Fund”), Wells Fargo International Value Fund (“International Value Fund”), Wells Fargo Small Company Growth Fund (“Small Company Growth Fund”), and Wells Fargo Small Company Value Fund (“Small Company Value Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

After the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class in the applicable Funds received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the applicable Funds.

Each Fund seeks to achieve its investment objective by investing all investable assets in separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios for the year ended May 31, 2016 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2016, the Funds own the following percentages of the affiliated Master Portfolios:

	C&B Large Cap Value Fund	Diversified Equity Fund	Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund
Wells Fargo C&B Large Cap Value Portfolio	86%	6%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Diversified Large Cap Growth Portfolio	N/A	46%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Emerging Growth Portfolio	N/A	1%	91%	N/A	N/A	N/A	N/A
Wells Fargo Index Portfolio	N/A	2%	N/A	95%	N/A	N/A	N/A
Wells Fargo International Growth Portfolio	N/A	11%	N/A	N/A	N/A	N/A	N/A
Wells Fargo International Value Portfolio	N/A	3%	N/A	N/A	93%	N/A	N/A
Wells Fargo Large Company Value Portfolio	N/A	45%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Small Company Growth Portfolio	N/A	0%*	N/A	N/A	N/A	99%	N/A
Wells Fargo Small Company Value Portfolio	N/A	5%	N/A	N/A	N/A	N/A	56%

*	The amount owned is less than 1%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to financial statements	Wells Fargo Equity Gateway Funds	67

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although a Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolios are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolios, which are included elsewhere in this report.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each affiliated Master Portfolio. Realized gains or losses in each affiliated Master Portfolio are recorded on the basis of identified cost.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (accumulated) net investment income (loss)	Accumulated net realized gains (losses) on investments
C&B Large Cap Value Fund	$186,439	$(203,081)	$16,642
Diversified Equity Fund	273,389	(198,293)	(75,096)
Emerging Growth Fund	(8,081,671)	8,038,434	43,237
Index Fund	0	(1,408,012)	1,408,012
International Value Fund	0	(615,063)	615,063
Small Company Growth Fund	7,479,778	3,290,843	(10,770,621)
Small Company Value Fund	(43,798)	10,609	33,189

68	Wells Fargo Equity Gateway Funds	Notes to financial statements

At May 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	2017	2018	2019	No expiration
				Short-term	Long-term
International Value Fund	$0	$31,783,032	$4,561,591	$0	$19,415
Small Company Growth Fund	546,818	0	0	58,698,280	28,260,757
Small Company Value Fund	0	75,262,378	0	0	0

At May 31, 2016, current year deferred post-October capital losses and late-year ordinary losses, which will be recognized on the first day of the following fiscal year were as follows:

	Deferred post-October capital losses	Late-year ordinary losses deferred
Emerging Growth Fund	$11,871,337	$1,370,106
International Value Fund	779,929	0
Small Company Growth Fund	0	615,614
Small Company Value Fund	614,168	0

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2016, each affiliated Master Portfolio of each Fund was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The aggregate value of affiliated Master Portfolio(s) of each Fund was as follows:

Aggregate value of affiliated Master Portfolio(s)
C&B Large Cap Value Fund	$252,625,889
Diversified Equity Fund	211,533,274
Emerging Growth Fund	815,110,887
Index Fund	2,224,794,535
International Value Fund	473,721,935
Small Company Growth Fund	1,183,630,838
Small Company Value Fund	121,259,745

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before expenses
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

Notes to financial statements	Wells Fargo Equity Gateway Funds	69

Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the applicable subadviser(s), providing fund-level administrative services in connection with each Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Fund. For each Fund that continues to invest substantially all of its assets in a single affiliated Master Portfolio, each Fund pays Funds Management an investment management fee only for fund-level administrative services at an annual rate starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase. For Diversified Equity Fund which invests in multiple affiliated Master Portfolios, Funds Management receives a management fee for providing advisory and fund-level administrative services, including the determination of the asset allocations of its investments in the various affiliated Master Portfolios, at an annual rate starting at 0.30% and declining to 0.22% as the average daily net assets of Diversified Equity Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement for Diversified Equity Fund at an annual rate which started at 0.25% and declined to 0.19% as the average daily net assets of Diversified Equity Fund increased. For each Fund that invested all of its assets in a single affiliated Master Portfolio prior to July 1, 2015, Funds Management did not receive an advisory fee. Fund-level administrative services were provided to each Fund by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of each Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended May 31, 2016 have been included in management fee on the Statements of Operations.

For the year ended May 31, 2016, the management fee was equivalent to an annual rate for each Fund as follows:

Management fee
C&B Large Cap Value Fund	0.05%
Diversified Equity Fund	0.30
Emerging Growth Fund	0.05
Index Fund	0.05
International Value Fund	0.05
Small Company Growth Fund	0.05
Small Company Value Fund	0.05

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

70	Wells Fargo Equity Gateway Funds	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration date	Class A	Class B	Class C	Class R6	Administrator Class		Institutional Class
C&B Large Cap Value Fund	September 30, 2016	1.15%	1.90%	1.90%	N/A	1.00%		0.80%
Diversified Equity Fund	September 30, 2016	1.25	2.00	2.00	N/A	1.00		N/A
Emerging Growth Fund	September 30, 2016	1.35	N/A	2.10	N/A	1.20		0.90
Index Fund	September 30, 2017	0.45	1.20	1.20	N/A	0.25	*	N/A
International Value Fund	September 30, 2016	1.35	N/A	2.10	N/A	1.25		1.00
Small Company Growth Fund	September 30, 2016	1.35	2.10	2.10	0.90%	1.20		0.95
Small Company Value Fund	September 30, 2016	1.35	N/A	2.10	N/A	1.20		1.00

*	The expiration date for Administrator Class is September 30, 2016.

Net expenses from affiliated Master Portfolio(s) are included in the expense caps. After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Prior to the following dates, the expense caps for the following Funds and classes were as follows:

		Class A	Class B	Class C	Class R6	Administrator Class	Institutional Class
C&B Large Cap Value Fund	September 30, 2015	1.15%	1.90%	1.90%	N/A	0.95%	0.70%
Diversified Equity Fund	September 30, 2015	1.25	2.00	2.00	N/A	1.00	N/A
Emerging Growth Fund	September 30, 2015	1.37	N/A	2.12	N/A	1.20	0.90
Index Fund	October 23, 2015	0.56	1.31	1.31	N/A	0.25	N/A
International Value Fund	September 30, 2015	1.50	N/A	2.25	N/A	1.25	1.05
Small Company Growth Fund	June 30, 2015	1.40	2.15	2.15	0.90%	1.20	0.95
Small Company Value Fund	September 30, 2015	1.40	N/A	2.15	N/A	1.20	1.00

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended May 31, 2016, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges
		Class A	Class B	Class C
C&B Large Cap Value Fund	$2,353	$0	$0	$111
Diversified Equity Fund	9,359	275	0	15
Emerging Growth Fund	1,228	56	N/A	0
Index Fund	14,224	0	210	11
International Value Fund	2,315	0	0	0
Small Company Growth Fund	41,207	12	0	1,646
Small Company Value Fund	942	0	0	0

Notes to financial statements	Wells Fargo Equity Gateway Funds	71

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of each applicable Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class of the Index Fund is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2016 were as follows:

	Purchases at cost*	Sales proceeds*
C&B Large Cap Value Fund	$73,454,611	$99,134,099
Diversified Equity Fund	86,215,468	91,540,365
Emerging Growth Fund	585,381,308	663,808,069
Index Fund	97,014,368	404,684,450
International Value Fund	109,004,384	61,729,014
Small Company Growth Fund	1,097,951,016	475,538,571
Small Company Value Fund	91,413,407	81,216,140

*	The Funds seek to achieve their investment objective by investing some or all of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund.

Prior to September 1, 2015, the Funds, except Diversified Equity Fund, were are parties to a $150,000,000 revolving credit agreement. Diversified Equity Fund and certain other funds in the Trust were parties to a $25,000,000 revolving credit agreement. Interest under each credit agreement was charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, the applicable Funds paid an annual commitment fee equal to 0.10% under the $150,000,000 credit agreement and an annual commitment fee equal to 0.15% under the $25,000,000 credit agreement. The annual commitment fee applied on the unused balance for each credit agreement was allocated to each participating fund.

During the year ended May 31, 2016, Index Fund had average borrowings outstanding of $36,691 at an average rate of 1.39% and paid interest in the amount of $510.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

	Ordinary income		Long-term capital gain
	2016	2015	2016	2015
C&B Large Cap Value Fund	$2,808,799	$2,705,060	$8,527,222	$0
Diversified Equity Fund	1,825,620	7,274,890	25,311,654	22,085,629
Emerging Growth Fund	0	10,973,787	101,711,376	63,398,565
Index Fund	45,151,660	51,868,400	140,953,431	24,603,892
International Value Fund	8,674,487	12,049,863	0	0
Small Company Growth Fund	0	1,846,056	7,354,882	18,657,537
Small Company Value Fund	431,180	0	0	0

72	Wells Fargo Equity Gateway Funds	Notes to financial statements

As of May 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Late-year ordinary losses deferred	Post-October capital losses deferred	Capital loss carryforward
C&B Large Cap Value Fund	$910,811	$808,040	$51,201,096	$0	$0	$0
Diversified Equity Fund	1,185,879	5,183,471	37,672,053	0	0	0
Emerging Growth Fund	0	0	157,867,105	(1,370,106)	(11,871,337)	0
Index Fund	16,678,396	85,622,413	1,307,500,481	0	0	0
International Value Fund	7,661,901	0	(54,118,422)	0	(779,929)	(36,364,038)
Small Company Growth Fund	0	0	13,598,131	(615,614)	0	(87,505,855)
Small Company Value Fund	291,961	0	4,382,385	0	(614,168)	(75,262,378)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through their investments in affiliated Master Portfolio(s), Funds that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Equity Gateway Funds	73

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, and Wells Fargo Small Company Value Fund (formerly known as Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, and Wells Fargo Advantage Small Company Value Fund, respectively) (the “Funds”), seven of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Wells Fargo Funds Trust as of May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

74	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.04%

Consumer Discretionary: 13.41%

Hotels, Restaurants & Leisure: 3.02%
Brinker International Incorporated	78,307	$3,521,466
Carnival Corporation	111,500	5,323,010

		8,844,476

Household Durables: 1.22%
Whirlpool Corporation	20,400	3,562,248

Media: 5.77%
Omnicom Group Incorporated	102,600	8,549,658
Twenty-First Century Fox Incorporated Class A	289,400	8,357,872

		16,907,530

Multiline Retail: 1.03%
Kohl’s Corporation	84,200	3,034,568

Textiles, Apparel & Luxury Goods: 2.37%
Gildan Activewear Incorporated	232,500	6,935,475

Consumer Staples: 6.52%

Beverages: 1.68%
Diageo plc ADR «	45,120	4,923,946

Household Products: 1.67%
The Procter & Gamble Company	60,390	4,894,006

Personal Products: 1.48%
Unilever NV ADR	96,500	4,319,340

Tobacco: 1.69%
Philip Morris International	50,300	4,963,604

Energy: 6.06%

Oil, Gas & Consumable Fuels: 6.06%
Chevron Corporation	30,900	3,120,900
Devon Energy Corporation	40,100	1,447,209
Exxon Mobil Corporation	82,000	7,299,640
Noble Energy Incorporated	19,870	710,353
World Fuel Services Corporation	112,700	5,180,819

		17,758,921

Financials: 26.02%

Banks: 8.11%
Bank of America Corporation	468,700	6,932,073
JPMorgan Chase & Company	143,470	9,364,287
PNC Financial Services Group Incorporated	83,000	7,448,420

		23,744,780

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	75

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Capital Markets: 3.24%
State Street Corporation	150,600	$9,496,836

Consumer Finance: 2.15%
American Express Company	95,700	6,293,232

Diversified Financial Services: 2.26%
Berkshire Hathaway Incorporated Class B †	47,200	6,633,488

Insurance: 10.26%
Chubb Limited	49,600	6,279,856
FNF Group	202,900	7,091,355
RenaissanceRe Holdings Limited	72,200	8,339,822
The Progressive Corporation	251,100	8,361,630

		30,072,663

Health Care: 15.08%

Health Care Equipment & Supplies: 4.06%
Abbott Laboratories	138,800	5,500,644
Becton Dickinson & Company	38,400	6,391,680

		11,892,324

Health Care Providers & Services: 8.59%
Cardinal Health Incorporated	85,740	6,769,173
Laboratory Corporation of America Holdings †	77,160	9,872,622
UnitedHealth Group Incorporated	63,690	8,513,442

		25,155,237

Pharmaceuticals: 2.43%
Johnson & Johnson	63,300	7,133,277

Industrials: 18.35%

Aerospace & Defense: 1.48%
Rockwell Collins Incorporated	49,100	4,340,440

Air Freight & Logistics: 2.34%
United Parcel Service Incorporated Class B	66,600	6,865,794

Electrical Equipment: 2.58%
Eaton Corporation plc	122,800	7,568,164

Industrial Conglomerates: 1.70%
3M Company	29,500	4,965,440

Machinery: 4.77%
Donaldson Company Incorporated	190,200	6,373,602
Parker-Hannifin Corporation	66,100	7,590,924

		13,964,526

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Trading Companies & Distributors: 5.48%
AerCap Holdings NV †		196,700	$7,689,003
W.W. Grainger Incorporated «		19,500	4,452,825
WESCO International Incorporated †«		67,200	3,919,776

			16,061,604

Information Technology: 4.81%

IT Services: 2.87%
Alliance Data Systems Corporation †		22,100	4,910,399
The Western Union Company		179,800	3,497,110

			8,407,509

Semiconductors & Semiconductor Equipment: 1.94%
Linear Technology Corporation		119,800	5,668,936

Materials: 4.79%

Chemicals: 1.07%
Axalta Coating Systems Limited †		111,500	3,138,725

Containers & Packaging: 3.72%
Ball Corporation		42,600	3,079,980
Crown Holdings Incorporated †		149,700	7,809,847

			10,889,827

Total Common Stocks (Cost $210,754,976)			278,436,916

	Yield
Short-Term Investments: 8.98%

Investment Companies: 8.98%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	12,454,900	12,454,900
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	13,862,559	13,862,559

Total Short-Term Investments (Cost $26,317,459)			26,317,459

Total investments in securities (Cost $237,072,435) *	104.02%	304,754,375
Other assets and liabilities, net	(4.02)	(11,790,086)

Total net assets	100.00%	$292,964,289

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $245,961,339 and unrealized gains (losses) consists of:

Gross unrealized gains	$70,742,300
Gross unrealized losses	(11,949,264)

Net unrealized gains	$58,793,036

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	77

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.83%

Consumer Discretionary: 25.49%

Auto Components: 0.42%
Delphi Automotive plc	7,120	$483,875

Distributors: 0.63%
LKQ Corporation †	21,990	727,209

Hotels, Restaurants & Leisure: 4.41%
Hilton Worldwide Holdings Incorporated	13,168	273,631
Marriott International Incorporated Class A «	8,000	528,320
McDonald’s Corporation	7,210	880,053
Starbucks Corporation	45,878	2,518,243
Yum! Brands Incorporated	11,080	909,557

		5,109,804

Internet & Catalog Retail: 5.12%
Amazon.com Incorporated †	6,810	4,922,200
Netflix Incorporated †	6,460	662,602
The Priceline Group Incorporated †	270	341,369

		5,926,171

Media: 1.04%
Charter Communications Incorporated Class A †	11	2,408
The Walt Disney Company	12,090	1,199,570

		1,201,978

Multiline Retail: 3.42%
Dollar General Corporation	16,210	1,457,279
Dollar Tree Incorporated †	27,690	2,507,053

		3,964,332

Specialty Retail: 7.49%
CarMax Incorporated «†	17,730	951,392
O’Reilly Automotive Incorporated †	5,550	1,467,587
The Home Depot Incorporated	23,570	3,114,068
The TJX Companies Incorporated	18,600	1,415,832
Tractor Supply Company	15,550	1,494,355
ULTA Salon, Cosmetics and Fragrance Incorporated †	960	223,690

		8,666,924

Textiles, Apparel & Luxury Goods: 2.96%
Coach Incorporated	12,480	491,962
Nike Incorporated Class B	26,160	1,444,555
Under Armour Incorporated Class A «	11,690	441,064
Under Armour Incorporated Class C †	5,230	182,893
VF Corporation	13,840	862,509

		3,422,983

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Consumer Staples: 7.89%

Beverages: 3.15%
Constellation Brands Incorporated Class A	7,780	$1,191,507
Dr Pepper Snapple Group Incorporated	11,210	1,024,594
Monster Beverage Corporation †	6,390	958,500
The Coca-Cola Company	10,670	475,882

		3,650,483

Food & Staples Retailing: 2.64%
Costco Wholesale Corporation	10,720	1,594,814
CVS Health Corporation	12,330	1,189,229
Sprouts Farmers Market Incorporated †	11,038	273,301

		3,057,344

Household Products: 0.44%
Colgate-Palmolive Company	7,190	506,248

Personal Products: 0.79%
The Estee Lauder Companies Incorporated Class A	9,910	909,540

Tobacco: 0.87%
Reynolds American Incorporated	20,360	1,011,892

Energy: 1.19%

Energy Equipment & Services: 0.21%
Schlumberger Limited	3,250	247,975

Oil, Gas & Consumable Fuels: 0.98%
Concho Resources Incorporated †	8,480	1,028,963
EOG Resources Incorporated	1,260	102,514

		1,131,477

Financials: 2.21%

Capital Markets: 0.68%
SEI Investments Company	350	18,011
TD Ameritrade Holding Corporation	23,610	771,339

		789,350

Diversified Financial Services: 1.28%
Intercontinental Exchange Incorporated	2,820	764,558
S&P Global Incorporated	6,370	712,230

		1,476,788

REITs: 0.25%
American Tower Corporation	2,770	293,011

Health Care: 14.23%

Biotechnology: 6.39%
Alexion Pharmaceuticals Incorporated †	16,270	2,455,143
Biogen Incorporated †	2,470	715,633

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	79

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Biotechnology (continued)
BioMarin Pharmaceutical Incorporated †	10,910	$978,082
Celgene Corporation †	15,120	1,595,462
Incyte Corporation †	2,640	222,842
Regeneron Pharmaceuticals Incorporated †	2,390	953,443
Vertex Pharmaceuticals Incorporated †	5,190	483,449

		7,404,054

Health Care Equipment & Supplies: 2.04%
Intuitive Surgical Incorporated †	1,440	913,982
Medtronic plc	17,995	1,448,238

		2,362,220

Health Care Providers & Services: 1.30%
AmerisourceBergen Corporation	1,600	119,968
UnitedHealth Group Incorporated	10,350	1,383,485

		1,503,453

Health Care Technology: 0.84%
Cerner Corporation †	17,441	969,894

Life Sciences Tools & Services: 0.54%
Quintiles Transnational Holdings Incorporated †	9,264	628,933

Pharmaceuticals: 3.12%
Allergan plc †	142	33,477
Bristol-Myers Squibb Company	35,360	2,535,312
Novo Nordisk A/S ADR	9,650	540,786
Zoetis Incorporated	10,492	497,531

		3,607,106

Industrials: 6.73%

Aerospace & Defense: 0.71%
Honeywell International Incorporated	2,150	244,735
The Boeing Company	4,540	572,721

		817,456

Air Freight & Logistics: 0.35%
United Parcel Service Incorporated Class B	3,950	407,206

Airlines: 1.70%
Delta Air Lines Incorporated	14,950	649,727
Southwest Airlines Company	30,910	1,313,057

		1,962,784

Electrical Equipment: 0.17%
Rockwell Automation Incorporated	1,750	203,088

Industrial Conglomerates: 1.17%
3M Company	3,500	589,120

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Industrial Conglomerates (continued)
Danaher Corporation	7,780	$765,241

		1,354,361

Professional Services: 0.46%
Verisk Analytics Incorporated †	6,680	530,325

Road & Rail: 2.17%
Canadian Pacific Railway Limited	1,030	133,478
Kansas City Southern	9,460	880,726
Union Pacific Corporation	17,810	1,499,424

		2,513,628

Information Technology: 37.17%

Communications Equipment: 1.31%
Harris Corporation	9,390	739,650
Palo Alto Networks Incorporated †	5,940	774,932

		1,514,582

Internet Software & Services: 12.01%
Alphabet Incorporated Class A †	7,004	5,244,945
Alphabet Incorporated Class C †	2,984	2,195,388
Facebook Incorporated Class A †	48,180	5,724,266
Tencent Holdings Limited ADR	32,810	731,663

		13,896,262

IT Services: 8.90%
Accenture plc Class A	7,720	918,448
Alliance Data Systems Corporation †	1,370	304,400
Cognizant Technology Solutions Corporation Class A †	15,200	933,888
Fidelity National Information Services Incorporated	12,440	923,919
MasterCard Incorporated Class A	20,110	1,928,549
PayPal Holdings Incorporated †	42,670	1,612,499
Visa Incorporated Class A	46,630	3,680,972

		10,302,675

Semiconductors & Semiconductor Equipment: 3.82%
ARM Holdings plc ADR	298	12,844
Broadcom Limited	8,411	1,298,322
Microchip Technology Incorporated «	36,529	1,887,819
Texas Instruments Incorporated	20,220	1,225,332

		4,424,317

Software: 8.44%
Adobe Systems Incorporated †	18,800	1,870,036
Electronic Arts Incorporated †	10,590	812,783
Fortinet Incorporated †	17,780	608,254
Microsoft Corporation	34,800	1,844,400
Red Hat Incorporated †	9,000	697,140

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	81

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Software (continued)
Salesforce.com Incorporated †		22,154	$1,854,511
ServiceNow Incorporated †		17,254	1,235,904
Splunk Incorporated †		13,100	752,595
Tableau Software Incorporated Class A †		1,930	99,279

			9,774,902

Technology Hardware, Storage & Peripherals: 2.69%
Apple Incorporated		31,227	3,118,328

Materials: 2.92%

Chemicals: 2.92%
Ecolab Incorporated		13,320	1,561,637
Praxair Incorporated		8,140	894,260
The Sherwin-Williams Company		3,170	922,752

			3,378,649

Total Common Stocks (Cost $76,805,738)			113,251,607

	Yield
Short-Term Investments: 4.52%

Investment Companies: 4.52%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	3,113,406	3,113,406
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	2,118,196	2,118,196

Total Short-Term Investments (Cost $5,231,602)			5,231,602

Total investments in securities (Cost $82,037,340) *	102.35%	118,483,209
Other assets and liabilities, net	(2.35)	(2,724,733)

Total net assets	100.00%	$115,758,476

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $82,417,127 and unrealized gains (losses) consists of:

Gross unrealized gains	$37,113,069
Gross unrealized losses	(1,046,987)

Net unrealized gains	$36,066,082

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.14%

Consumer Discretionary: 12.15%

Auto Components: 1.67%
Gentherm Incorporated †	90,670	$3,316,709
Motorcar Parts of America Incorporated †	389,542	11,670,678

		14,987,387

Diversified Consumer Services: 0.93%
Grand Canyon Education Incorporated †	200,830	8,386,661

Hotels, Restaurants & Leisure: 3.79%
Fiesta Restaurant Group Incorporated †	100,565	2,527,198
Jack in the Box Incorporated	58,340	4,970,568
Planet Fitness Incorporated Class A «†	233,881	4,177,115
The Habit Restaurants Incorporated Class A «†	636,258	11,382,656
Wingstop Incorporated «†	269,058	7,506,718
Zoe’s Kitchen Incorporated «†	93,210	3,441,313

		34,005,568

Household Durables: 0.33%
Universal Electronics Incorporated †	45,300	2,941,329

Leisure Products: 0.48%
MCBC Holdings Incorporated †	279,012	4,291,205

Media: 1.31%
IMAX Corporation †	352,460	11,751,016

Specialty Retail: 2.67%
Five Below Incorporated †	76,207	3,190,025
Lithia Motors Incorporated Class A	132,820	10,936,399
Monro Muffler Brake Incorporated	41,437	2,608,459
Sportsman’s Warehouse Holdings Incorporated †	843,623	7,288,903

		24,023,786

Textiles, Apparel & Luxury Goods: 0.97%
G-III Apparel Group Limited †	223,680	8,750,362

Energy: 2.84%

Oil, Gas & Consumable Fuels: 2.84%
Matador Resources Company †	211,056	4,795,192
PDC Energy Incorporated †	145,970	8,473,559
RSP Permian Incorporated †	372,758	12,274,921

		25,543,672

Financials: 5.35%

Capital Markets: 0.30%
Financial Engines Incorporated «	97,090	2,683,568

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	83

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Diversified Financial Services: 3.61%
MarketAxess Holdings Incorporated	232,241	$32,499,806

Thrifts & Mortgage Finance: 1.44%
LendingTree Incorporated «†	155,312	12,929,724

Health Care: 32.24%

Biotechnology: 4.62%
Alder Biopharmaceuticals Incorporated †	109,100	3,280,637
Ligand Pharmaceuticals Incorporated «†	151,180	18,079,616
Radius Health Incorporated «†	138,345	5,016,390
Repligen Corporation †	345,720	8,283,451
Ultragenyx Pharmaceutical Incorporated †	93,134	6,808,095

		41,468,189

Health Care Equipment & Supplies: 14.19%
Abiomed Incorporated †	99,730	9,904,186
Cerus Corporation «†	765,578	4,256,614
Cynosure Incorporated Class A †	350,398	16,738,512
Entellus Medical Incorporated «†	285,455	5,121,063
Glaukos Corporation †	291,082	7,087,847
Inogen Incorporated †	289,670	13,828,846
Integra LifeSciences Holdings Corporation	36,100	2,697,031
Natus Medical Incorporated †	229,400	7,416,502
Nevro Corporation «†	247,965	17,288,120
NxStage Medical Incorporated †	931,950	17,613,855
The Spectranetics Corporation †	885,169	16,216,296
Zeltiq Aesthetics Incorporated «†	328,200	9,340,572

		127,509,444

Health Care Providers & Services: 9.55%
AAC Holdings Incorporated «†	141,639	3,046,655
Acadia Healthcare Company Incorporated †	523,230	30,802,550
Adeptus Health Incorporated Class A «†	79,987	5,719,071
Diplomat Pharmacy Incorporated «†	285,406	9,298,527
ExamWorks Group Incorporated †	482,658	16,849,591
HealthEquity Incorporated †	602,042	15,538,704
Teladoc Incorporated «†	401,259	4,586,390

		85,841,488

Health Care Technology: 0.80%
Veeva Systems Incorporated Class A †	217,920	7,180,464

Life Sciences Tools & Services: 1.99%
ICON plc ADR †	107,780	7,592,023
INC Research Holdings Incorporated Class A †	235,945	10,265,967

		17,857,990

Pharmaceuticals: 1.09%
Intersect ENT Incorporated †	117,220	1,539,099

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Pharmaceuticals (continued)
Pacira Pharmaceuticals Incorporated «†	177,990	$8,278,315

		9,817,414

Industrials: 11.52%

Aerospace & Defense: 0.62%
HEICO Corporation	83,300	5,543,615

Airlines: 0.63%
SkyWest Incorporated	241,600	5,701,760

Building Products: 0.98%
Apogee Enterprises Incorporated	194,950	8,815,639

Commercial Services & Supplies: 0.82%
G&K Services Incorporated Class A	49,560	3,715,018
Multi-Color Corporation	59,400	3,703,590

		7,418,608

Construction & Engineering: 1.39%
Dycom Industries Incorporated †	125,470	10,651,148
Granite Construction Incorporated	42,200	1,811,646

		12,462,794

Machinery: 2.36%
John Bean Technologies Corporation	154,160	9,354,429
Milacron Holdings Corporation «†	454,708	7,457,211
Mueller Water Products Incorporated Class A	397,700	4,378,677

		21,190,317

Professional Services: 4.72%
CEB Incorporated	62,476	3,983,470
On Assignment Incorporated †	510,813	19,242,326
Wageworks Incorporated †	341,866	19,161,589

		42,387,385

Information Technology: 34.04%

Communications Equipment: 0.77%
Infinera Corporation †	528,153	6,924,086

Internet Software & Services: 11.18%
2U Incorporated «†	208,810	5,813,270
Demandware Incorporated †	216,450	10,387,436
Envestnet Incorporated †	607,642	20,532,223
LogMeIn Incorporated †	136,600	8,369,482
Q2 Holdings Incorporated †	794,743	19,852,680
SPS Commerce Incorporated †	446,298	24,323,241
Stamps.com Incorporated †	61,150	5,564,039
Xactly Corporation †	569,901	5,619,224

		100,461,595

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	85

EMERGING GROWTH PORTFOLIO

Security name		Shares	Value

IT Services: 3.02%
InterXion Holding NV †		635,870	$23,819,690
Maximus Incorporated		56,560	3,260,684
			27,080,374

Semiconductors & Semiconductor Equipment: 2.48%
Cavium Incorporated †		117,580	5,849,605
Microsemi Corporation †		232,060	7,850,590
Monolithic Power Systems Incorporated		126,090	8,615,730

			22,315,925

Software: 16.59%
Callidus Software Incorporated †		730,162	13,551,802
CommVault Systems Incorporated †		80,300	3,635,984
CyberArk Software Limited «†		234,750	10,662,345
Fleetmatics Group plc †		253,480	10,367,332
Guidewire Software Incorporated †		71,181	4,178,325
HubSpot Incorporated †		236,266	11,284,064
Paycom Software Incorporated †		386,950	15,648,258
Paylocity Holding Corporation †		211,353	7,758,769
Proofpoint Incorporated †		564,560	33,094,507
Qlik Technologies Incorporated †		425,270	12,205,249
Rapid7 Incorporated «†		256,669	3,298,197
Ringcentral Incorporated Class A †		524,240	10,348,498
Synchronoss Technologies Incorporated †		241,051	8,501,869
Tyler Technologies Incorporated †		29,335	4,496,762

			149,031,961

Total Common Stocks (Cost $694,969,727)			881,803,132

	Yield
Short-Term Investments: 12.00%

Investment Companies: 12.00%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	92,823,723	92,823,723
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	14,978,235	14,978,235

Total Short-Term Investments (Cost $107,801,958)			107,801,958

Total investments in securities (Cost $802,771,685) *	110.14%	989,605,090
Other assets and liabilities, net	(10.14)	(91,117,425)

Total net assets	100.00%	$898,487,665

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $810,183,984 and unrealized gains (losses) consists of:

Gross unrealized gains	$221,478,685
Gross unrealized losses	(42,057,579)

Net unrealized gains	$179,421,106

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Equity Gateway Funds	Summary portfolio of investments—May 31, 2016

INDEX PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Shares	Value	Percent of net assets

Common Stocks: 98.62%

Consumer Discretionary: 12.38%

Auto Components: 0.34%
Other securities		$7,886,248	0.34%

Automobiles: 0.57%
Other securities		13,284,003	0.57

Distributors: 0.13%
Other securities		3,111,665	0.13

Diversified Consumer Services: 0.03%
Other securities		637,041	0.03

Hotels, Restaurants & Leisure: 1.73%
McDonald’s Corporation	113,965	13,910,568	0.59
Starbucks Corporation	186,834	10,255,318	0.44
Other securities		16,388,522	0.70

		40,554,408	1.73

Household Durables: 0.48%
Other securities		11,299,293	0.48

Internet & Catalog Retail: 2.20%
Amazon.com Incorporated †	48,803	35,274,320	1.51
Other securities		16,121,438	0.69

		51,395,758	2.20

Leisure Products: 0.11%
Other securities		2,609,363	0.11

Media: 2.76%
Comcast Corporation Class A	307,530	19,466,649	0.83
The Walt Disney Company	189,735	18,825,507	0.80
Other securities		26,322,549	1.13

		64,614,705	2.76

Multiline Retail: 0.60%
Other securities		14,012,634	0.60

Specialty Retail: 2.61%
The Home Depot Incorporated	160,262	21,173,815	0.90
Other securities		39,991,483	1.71

		61,165,298	2.61

Textiles, Apparel & Luxury Goods: 0.82%
Other securities		19,123,892	0.82

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	87

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Consumer Staples: 9.94%

Beverages: 2.24%
PepsiCo Incorporated	182,703	$18,484,063	0.79%
The Coca-Cola Company	492,530	21,966,838	0.94
Other securities		11,966,753	0.51

		52,417,654	2.24

Food & Staples Retailing: 2.27%
CVS Health Corporation	138,851	13,392,179	0.57
Wal-Mart Stores Incorporated	198,315	14,036,736	0.60
Other securities		25,639,454	1.10

		53,068,369	2.27

Food Products: 1.70%
Other securities		39,787,489	1.70

Household Products: 1.90%
The Procter & Gamble Company	335,289	27,171,821	1.16
Other securities		17,458,605	0.74

		44,630,426	1.90

Personal Products: 0.11%
Other securities		2,574,521	0.11

Tobacco: 1.72%
Altria Group Incorporated	247,486	15,750,009	0.67
Philip Morris International	195,840	19,325,491	0.83
Other securities		5,200,757	0.22

		40,276,257	1.72

Energy: 7.03%

Energy Equipment & Services: 1.04%
Schlumberger Limited	175,750	13,409,725	0.57
Other securities		10,958,290	0.47

		24,368,015	1.04

Oil, Gas & Consumable Fuels: 5.99%
Chevron Corporation	238,034	24,041,434	1.03
Exxon Mobil Corporation	524,916	46,728,022	2.00
Other securities		69,443,032	2.96

		140,212,488	5.99

Financials: 16.07%

Banks: 5.55%
Bank of America Corporation	1,305,178	19,303,583	0.82
Citigroup Incorporated	372,647	17,354,171	0.74
JPMorgan Chase & Company	463,928	30,280,581	1.29

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Equity Gateway Funds	Summary portfolio of investments—May 31, 2016

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Banks (continued)
Wells Fargo & Company (l)	583,952	$29,618,045	1.27%
Other securities		33,288,574	1.43

		129,844,954	5.55

Capital Markets: 1.93%
Other securities		45,232,634	1.93

Consumer Finance: 0.79%
Other securities		18,550,439	0.79

Diversified Financial Services: 2.10%
Berkshire Hathaway Incorporated Class B †	236,820	33,282,683	1.42
Other securities		15,844,996	0.68

		49,127,679	2.10

Insurance: 2.71%
Other securities		63,425,299	2.71

Real Estate Management & Development: 0.05%
Other securities		1,097,167	0.05

REITs: 2.94%
Other securities		68,932,148	2.94

Health Care: 14.50%

Biotechnology: 3.26%
AbbVie Incorporated	203,663	12,816,513	0.55
Amgen Incorporated	95,066	15,015,675	0.64
Celgene Corporation †	98,804	10,425,798	0.45
Gilead Sciences Incorporated	172,772	15,041,530	0.64
Other securities		23,038,465	0.98

		76,337,981	3.26

Health Care Equipment & Supplies: 2.34%
Medtronic plc	177,741	14,304,596	0.61
Other securities		40,350,847	1.73

		54,655,443	2.34

Health Care Providers & Services: 2.65%
UnitedHealth Group Incorporated	120,167	16,062,723	0.68
Other securities		46,048,368	1.97

		62,111,091	2.65

Health Care Technology: 0.09%
Other securities		2,127,138	0.09

Life Sciences Tools & Services: 0.61%
Other securities		14,366,808	0.61

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	89

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Pharmaceuticals: 5.55%
Allergan plc †	49,889	$11,761,332	0.50%
Bristol-Myers Squibb Company	211,023	15,130,349	0.65
Johnson & Johnson	348,788	39,304,920	1.68
Merck & Company Incorporated	350,798	19,735,895	0.84
Pfizer Incorporated	764,495	26,527,977	1.13
Other securities		17,309,257	0.75

		129,769,730	5.55

Industrials: 9.89%

Aerospace & Defense: 2.47%
Honeywell International Incorporated	97,244	11,069,285	0.47
The Boeing Company	78,717	9,930,150	0.42
Other securities		36,863,920	1.58

		57,863,355	2.47

Air Freight & Logistics: 0.72%
Other securities		16,813,712	0.72

Airlines: 0.56%
Other securities		13,101,665	0.56

Building Products: 0.09%
Other securities		2,199,357	0.09

Commercial Services & Supplies: 0.41%
Other securities		9,486,053	0.41

Construction & Engineering: 0.09%
Other securities		2,170,658	0.09

Electrical Equipment: 0.54%
Other securities		12,588,715	0.54

Industrial Conglomerates: 2.48%
3M Company	76,478	12,872,777	0.55
General Electric Company	1,179,405	35,653,413	1.52
Other securities		9,618,219	0.41

		58,144,409	2.48

Machinery: 1.27%
Other securities		29,656,290	1.27

Professional Services: 0.31%
Other securities		7,149,770	0.31

Road & Rail: 0.77%
Other securities		18,072,541	0.77

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Equity Gateway Funds	Summary portfolio of investments—May 31, 2016

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Trading Companies & Distributors: 0.18%
Other securities		$4,118,945	0.18%

Information Technology: 20.09%

Communications Equipment: 0.99%
Cisco Systems Incorporated	636,069	18,477,804	0.79
Other securities		4,629,500	0.20

		23,107,304	0.99

Electronic Equipment, Instruments & Components: 0.36%
Other securities		8,570,189	0.36

Internet Software & Services: 4.25%
Alphabet Incorporated Class A †	36,983	27,694,720	1.18
Alphabet Incorporated Class C †	37,562	27,635,115	1.18
Facebook Incorporated Class A †	290,084	34,464,880	1.47
Other securities		9,790,121	0.42

		99,584,836	4.25

IT Services: 3.77%
International Business Machines Corporation	111,740	17,178,908	0.73
MasterCard Incorporated Class A	123,941	11,885,942	0.51
Visa Incorporated Class A	242,581	19,149,344	0.82
Other securities		39,987,166	1.71

		88,201,360	3.77

Semiconductors & Semiconductor Equipment: 2.78%
Intel Corporation	597,122	18,863,084	0.81
QUALCOMM Incorporated	188,956	10,377,464	0.44
Other securities		35,787,470	1.53

		65,028,018	2.78

Software: 4.21%
Microsoft Corporation	999,750	52,986,750	2.26
Oracle Corporation	398,281	16,010,896	0.68
Other securities		29,566,155	1.27

		98,563,801	4.21

Technology Hardware, Storage & Peripherals: 3.73%
Apple Incorporated	700,845	69,986,382	2.99
Other securities		17,236,347	0.74

		87,222,729	3.73

Materials: 2.81%

Chemicals: 2.03%
Other securities		47,609,352	2.03

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	91

INDEX PORTFOLIO

Security name			Shares	Value	Percent of net assets

Construction Materials: 0.15%
Other securities				$3,502,643	0.15%

Containers & Packaging: 0.31%
Other securities				7,133,000	0.31

Metals & Mining: 0.32%
Other securities				7,411,248	0.32

Telecommunication Services: 2.62%

Diversified Telecommunication Services: 2.62%
AT&T Incorporated			777,524	30,440,065	1.30
Verizon Communications Incorporated			514,941	26,210,497	1.12
Other securities				4,598,802	0.20

				61,249,364	2.62

Utilities: 3.29%

Electric Utilities: 2.00%
Other securities				46,854,436	2.00

Gas Utilities: 0.04%
Other securities				1,001,279	0.04

Independent Power & Renewable Electricity Producers: 0.07%
Other securities				1,576,779	0.07

Multi-Utilities: 1.11%
Other securities				25,936,618	1.11

Water Utilities: 0.07%
Other securities				1,667,324	0.07

Total Common Stocks (Cost $1,106,723,098)				2,308,193,788	98.62

	Yield
Short-Term Investments: 1.69%

Investment Companies: 1.61%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%		12,693,253	12,693,253	0.54
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41		24,960,298	24,960,298	1.07

				37,653,551	1.61

		Maturity date	Principal
U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.12	6-9-2016	$160,000	159,995	0.01
U.S. Treasury Bill #(z)	0.25	7-21-2016	255,000	254,911	0.01
U.S. Treasury Bill #(z)	0.29	8-18-2016	410,000	409,740	0.02
U.S. Treasury Bill #(z)	0.33	9-1-2016	183,000	182,841	0.01

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Equity Gateway Funds	Summary portfolio of investments—May 31, 2016

INDEX PORTFOLIO

Security name	Yield	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Bill #(z)	0.37%	10-6-2016	$800,000	$798,948	0.03%

				1,806,435	0.08

Total Short-Term Investments (Cost $39,460,647)				39,459,986	1.69

Total investments in securities (Cost $1,146,183,745)*				2,347,653,774	100.31
Other assets and liabilities, net				(7,241,316)	(0.31)

Total net assets				$2,340,412,458	100.00%

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.
(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $1,208,116,279 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,232,363,587
Gross unrealized losses	(92,826,092)

Net unrealized gains	$1,139,537,495

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	93

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 90.91%

Belgium: 1.98%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	7,001	$886,853
Telenet Group Holding NV (Consumer Discretionary, Media)†	22,809	1,085,943
UCB SA (Health Care, Pharmaceuticals)	13,359	965,410

		2,938,206

Canada: 1.52%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	17,365	2,250,330

China: 1.71%
Baidu Incorporated ADR (Information Technology, Internet Software & Services)†	11,187	1,997,327
Tencent Holdings Limited (Information Technology, Internet Software & Services)	24,400	544,159

		2,541,486

Denmark: 0.26%
ISS A/S (Industrials, Commercial Services & Supplies)	9,457	381,268

France: 8.62%
Groupe Danone SA (Consumer Staples, Food Products)	55,591	3,901,709
L’Oreal SA (Consumer Staples, Personal Products)	8,570	1,610,531
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,978	1,118,415
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	97,060	1,686,324
Pernod-Ricard SA (Consumer Staples, Beverages)	13,944	1,519,054
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	126,809	2,961,565

		12,797,598

Germany: 13.70%
Allianz AG (Financials, Insurance)	11,863	1,936,348
Bayer AG (Health Care, Pharmaceuticals)	33,356	3,178,034
Beiersdorf AG (Consumer Staples, Personal Products)	27,765	2,523,319
Deutsche Boerse AG (Financials, Diversified Financial Services)	47,920	4,198,808
Linde AG (Materials, Chemicals)	27,933	4,180,214
Vonovia SE (Financials, Real Estate Management & Development)	51,955	1,780,768
Wirecard AG (Information Technology, IT Services)«	56,945	2,531,860

		20,329,351

Hong Kong: 3.16%
AIA Group Limited (Financials, Insurance)	801,200	4,686,104

Ireland: 5.33%
Allegion plc (Industrials, Building Products)	2,032	137,444
Medtronic plc (Health Care, Health Care Equipment & Supplies)	96,515	7,767,527

		7,904,971

Japan: 12.80%
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	137,154	5,452,223
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	53,700	1,569,756
NGK Insulators Limited (Industrials, Machinery)	93,000	2,048,377
Nippon Telegraph and Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	31,500	1,381,067

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Japan (continued)
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	140,893	$3,535,844
Olympus Corporation (Health Care, Health Care Equipment & Supplies)	54,600	2,314,959
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	22,600	1,004,943
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	32,300	1,686,828

		18,993,997

Mexico: 0.84%
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	46,625	1,246,753

South Korea: 0.01%
Orion Corporation (Consumer Staples, Food Products)	18	14,650

Spain: 1.68%
Grifols SA (Health Care, Biotechnology)	43,240	979,780
Grifols SA ADR (Health Care, Biotechnology)	91,232	1,508,065

		2,487,845

Sweden: 0.96%
Swedbank AB Class A (Financials, Banks)	65,125	1,433,455

Switzerland: 8.53%
Actelion Limited (Health Care, Biotechnology)	15,960	2,618,789
Nestle SA (Consumer Staples, Food Products)	94,160	6,953,062
Roche Holding AG (Health Care, Pharmaceuticals)	9,081	2,383,534
Syngenta AG (Materials, Chemicals)	1,775	697,321

		12,652,706

Taiwan: 1.20%
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	372,000	1,785,144

United Kingdom: 22.59%
Aon plc (Financials, Insurance)	37,385	4,085,059
Babcock International Group plc (Industrials, Commercial Services & Supplies)	57,838	868,691
British American Tobacco plc (Consumer Staples, Tobacco)	25,042	1,522,597
Coca Cola European Partners plc (Consumer Staples, Beverages)	34,108	1,323,731
Croda International plc (Materials, Chemicals)	11,912	507,231
Delphi Automotive plc (Consumer Discretionary, Auto Components)	37,027	2,516,355
Diageo plc (Consumer Staples, Beverages)	25,404	688,229
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	46,968	2,558,461
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	31,658	1,220,118
International Consolidated Airlines Group SA (Industrials, Airlines)	283,379	2,197,863
Johnson Matthey plc (Materials, Chemicals)	24,446	1,021,119
Liberty Global plc Class A (Consumer Discretionary, Media) †	73,803	2,756,542
Liberty Global plc Class C (Consumer Discretionary, Media) †	112,794	4,075,249
Lloyds Banking Group plc (Financials, Banks)	2,149,990	2,242,658
Unilever plc (Consumer Staples, Personal Products)	81,147	3,697,470
WPP plc (Consumer Discretionary, Media)	96,877	2,233,763

		33,515,136

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	95

INTERNATIONAL GROWTH PORTFOLIO

Security name			Shares	Value

United States: 6.02%
Amazon.com Incorporated (Consumer Discretionary, Internet & Catalog Retail)†			2,170	$1,568,454
Cognizant Technology Solutions Corporation Class A (Information Technology, IT Services)†			72,405	4,448,563
WABCO Holdings Incorporated (Industrials, Machinery)†			11,026	1,189,705
Willis Towers Watson plc (Financials, Insurance)			13,503	1,728,654

				8,935,376

Total Common Stocks (Cost $120,591,514)				134,894,376

		Expiration date
Participation Notes: 1.63%

Ireland: 1.63%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines)		10-29-2018	155,215	2,418,886

Total Participation Notes (Cost $1,623,518)				2,418,886

	Dividend yield
Preferred Stocks: 1.19%

Germany: 1.19%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.43%		15,169	1,767,949

Total Preferred Stocks (Cost $1,218,585)				1,767,949

	Yield
Short-Term Investments: 8.34%

Investment Companies: 8.34%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45		2,506,158	2,506,158
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41		9,867,059	9,867,059

Total Short-Term Investments (Cost $12,373,217)				12,373,217

Total investments in securities (Cost $135,806,834) *	102.07%	151,454,428
Other assets and liabilities, net	(2.07)	(3,077,813)

Total net assets	100.00%	$148,376,615

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL GROWTH PORTFOLIO

†	Non-income-earning security
«	All or a portion of this security is on loan.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
*	Cost for federal income tax purposes is $135,907,466 and unrealized gains (losses) consists of:

Gross unrealized gains	$17,425,961
Gross unrealized losses	(1,878,999)

Net unrealized gains	$15,546,962

The following table shows the percent of total long-term investments by sector as of May 31, 2016:

Consumer Staples	24.75%
Health Care	16.34
Financials	15.88
Consumer Discretionary	14.03
Industrials	10.39
Information Technology	8.13
Telecommunication Services	5.88
Materials	4.60

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	97

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.91%

Australia: 5.60%
AGL Energy Limited (Utilities, Multi-Utilities)	131,500	$1,766,830
Arrium Limited (Materials, Metals & Mining) †(a)	3,063,400	48,710
Asaleo Care Limited (Consumer Staples, Personal Products)	1,262,800	1,861,885
Automotive Holdings Group Limited (Consumer Discretionary, Specialty Retail)	410,016	1,155,723
Bendigo Bank Limited (Financials, Banks)	272,500	2,016,762
Boart Longyear Limited (Industrials, Construction & Engineering) †	199,991	14,454
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies) «	207,386	491,634
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	3,288,208
CSR Limited (Materials, Construction Materials)	754,900	1,958,719
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	1,466,387
Lendlease Corporation Limited (Financials, Real Estate Management & Development)	350,500	3,402,140
McMillan Shakespeare Limited (Industrials, Professional Services)	158,800	1,719,295
Metcash Limited (Consumer Staples, Food & Staples Retailing) †	1,164,200	1,724,923
Mincor Resources NL (Materials, Metals & Mining) †(i)	570,994	119,679
Mineral Resources Limited (Industrials, Commercial Services & Supplies) «	144,300	857,287
Myer Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,059,500	857,644
Panoramic Resources Limited (Materials, Metals & Mining) †	368,800	31,986
Primary Health Care Limited (Health Care, Health Care Providers & Services)	339,000	950,648
Qantas Airways Limited (Industrials, Airlines)	821,700	1,829,162
Rio Tinto Limited (Materials, Metals & Mining)	58,300	1,883,073
Seven Group Holdings Limited (Industrials, Trading Companies & Distributors)	165,800	659,076
UGL Limited (Industrials, Construction & Engineering) †	152,800	378,796

		28,483,021

Austria: 1.13%
OMV AG (Energy, Oil, Gas & Consumable Fuels) «	62,900	1,753,142
Raiffeisen Bank International AG (Financials, Banks) †	81,200	1,086,425
RHI AG (Materials, Construction Materials) «	64,721	1,272,809
Voestalpine AG (Materials, Metals & Mining)	47,700	1,633,865

		5,746,241

Belgium: 0.81%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing)	39,400	4,130,894

Brazil: 0.82%
Banco do Brasil SA (Financials, Banks)	309,500	1,410,633
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	72,400	510,503
JBS SA (Consumer Staples, Food Products)	805,600	2,229,356

		4,150,492

Canada: 1.54%
Magna International Incorporated (Consumer Discretionary, Auto Components)	131,600	5,343,882
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	9,500	321,871
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,154,116

		7,819,869

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

China: 2.77%
China BlueChemical Limited H Shares (Materials, Chemicals)	1,984,000	$439,144
China Communications Services Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	1,332,098
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	2,970,000	2,025,673
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	1,747,500	2,183,602
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	1,730,000	1,927,973
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	1,225,000	2,235,370
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	823,400	1,778,033
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	731,500	1,110,794
TCL Communication Technology Holdings Limited H Shares (Information Technology, Technology Hardware, Storage & Peripherals) «	1,586,000	1,069,477

		14,102,164

Czech Republic: 0.21%
CEZ AS (Utilities, Electric Utilities)	57,500	1,044,370

Denmark: 0.24%
Sydbank AS (Financials, Banks)	43,000	1,226,054

Finland: 0.39%
Tieto Oyj (Information Technology, IT Services)	72,000	1,974,732

France: 8.90%
Alstom SA (Industrials, Machinery) †	83,800	2,104,429
AXA SA (Financials, Insurance)	132,200	3,321,346
BNP Paribas SA (Financials, Banks)	49,100	2,718,718
Cie Generale des Establissements Michelin (Consumer Discretionary, Auto Components)	32,700	3,323,284
Credit Agricole SA (Financials, Banks) «	219,328	2,202,419
Electricite de France SA (Utilities, Electric Utilities) «	148,600	1,979,944
Engie SA (Utilities, Multi-Utilities)	171,900	2,648,058
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	181,900	3,160,337
Renault SA (Consumer Discretionary, Automobiles)	40,500	3,800,557
Sanofi SA (Health Care, Pharmaceuticals)	100,200	8,215,518
SCOR SE (Financials, Insurance)	109,700	3,667,835
Societe Generale SA (Financials, Banks) «	39,000	1,605,120
Thales SA (Industrials, Aerospace & Defense)	22,200	1,923,207
Total SA (Energy, Oil, Gas & Consumable Fuels)	93,700	4,553,352

		45,224,124

Germany: 9.44%
Allianz AG (Financials, Insurance)	35,700	5,827,161
Aurubis AG (Materials, Metals & Mining)	25,900	1,353,132
BASF SE (Materials, Chemicals)	46,500	3,592,186
Bayer AG (Health Care, Pharmaceuticals)	51,400	4,897,199
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	31,200	2,634,498
Daimler AG (Consumer Discretionary, Automobiles)	75,700	5,170,734
Deutsche Bank AG (Financials, Capital Markets)	130,100	2,324,054
E.ON SE (Utilities, Multi-Utilities)	87,200	857,199
Hannover Rueck SE (Financials, Insurance)	16,300	1,838,104
Metro AG (Consumer Staples, Food & Staples Retailing)	108,100	3,551,794
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	23,200	4,358,607

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	99

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Germany (continued)
Siemens AG (Industrials, Industrial Conglomerates)	33,900	$3,650,807
Stada Arzneimittel AG (Health Care, Pharmaceuticals)	56,900	3,030,007
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	3,488,993
Wincor Nixdorf AG (Information Technology, Technology Hardware, Storage & Peripherals) †	26,600	1,420,928

		47,995,403

Hong Kong: 1.96%
China Resources Cement Holdings Limited (Materials, Construction Materials)	3,186,000	1,045,498
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components) (i)	2,204,000	1,162,874
Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	2,338,000	1,546,481
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	3,680,000	2,221,047
Wheelock & Company Limited (Financials, Real Estate Management & Development)	379,000	1,707,042
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	611,500	2,305,691

		9,988,633

Hungary: 0.23%
Richter Gedeon (Health Care, Pharmaceuticals)	59,700	1,196,850

India: 0.56%
Gail India Limited GDR (Utilities, Gas Utilities)	1,800	58,860
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	83,800	2,806,462

		2,865,322

Ireland: 0.92%
C&C Group plc (Consumer Staples, Beverages)	240,000	1,103,660
Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,552,140

		4,655,800

Israel: 1.08%
Bank Hapoalim Limited (Financials, Banks)	542,900	2,804,192
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	2,669,801

		5,473,993

Italy: 1.11%
Enel SpA (Utilities, Electric Utilities)	688,400	3,120,474
Mediobanca SpA (Financials, Capital Markets)	324,800	2,518,880

		5,639,354

Japan: 21.62%
Adeka Corporation (Materials, Chemicals)	155,300	2,128,915
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	46,400	1,917,009
Anritsu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	206,300	1,173,694
Aoyama Trading Company Limited (Consumer Discretionary, Specialty Retail)	24,800	886,874
Aozora Bank Limited (Financials, Banks)	588,000	2,001,860
Calsonic Kansei Corporation (Consumer Discretionary, Auto Components)	326,000	2,543,586
Central Glass Company Limited (Industrials, Building Products)	444,000	2,193,236
CKD Corporation (Industrials, Machinery)	171,200	1,501,198
DCM Holdings Company Limited (Consumer Discretionary, Specialty Retail)	143,100	1,046,742

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
Denka Company Limited (Materials, Chemicals)	682,000	$2,993,200
DIC Incorporated (Materials, Chemicals)	808,700	1,920,694
Eizo Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	63,300	1,792,076
Fujikura Limited (Industrials, Electrical Equipment)	348,000	1,816,445
Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	91,700	1,263,685
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	327,800	1,515,633
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	221,400	2,671,155
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,522,003
Japan Airlines Company Limited (Industrials, Airlines)	80,700	2,770,043
JFE Holdings Incorporated (Materials, Metals & Mining)	70,000	942,837
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	102,800	3,005,044
Kureha Corporation (Materials, Chemicals)	271,000	1,010,728
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	1,917,686
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,665,029
Makino Milling Machine Company Limited (Industrials, Machinery)	232,000	1,474,945
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	2,483,193
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	60,500	3,310,877
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	25,100	1,061,936
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	630,591
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	556,400	3,160,479
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	657,100	3,286,242
Mizuho Financial Group Incorporated (Financials, Banks)	2,244,400	3,534,775
Namura Shipbuilding Company Limited (Industrials, Machinery)	108,800	695,628
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	234,000	10,259,358
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	419,800	4,264,912
Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	147,200	1,516,731
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	98,600	2,474,461
Resona Holdings Incorporated (Financials, Banks)	1,013,300	3,856,094
Ricoh Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	166,000	1,448,106
Sankyu Incorporated (Industrials, Road & Rail)	370,000	1,984,738
Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,160,700	2,599,482
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	285,000	2,927,597
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	108,000	1,114,769
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	100,400	3,279,422
The Keiyo Bank Limited (Financials, Banks)	62,000	231,797
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	63,000	1,549,185
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	375,000	1,608,570
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	95,400	1,163,908
Tsumura & Company (Health Care, Pharmaceuticals)	83,700	1,976,570
UBE Industries Limited (Materials, Chemicals)	809,000	1,519,592
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	148,500	2,283,790

		109,897,120

Liechtenstein: 0.12%
VP Bank AG (Financials, Capital Markets)	6,558	599,721

Netherlands: 1.36%
Aegon NV (Financials, Insurance) «	334,000	1,716,908
ING Groep NV (Financials, Banks)	237,100	2,953,346
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	100,600	2,228,578

		6,898,832

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	101

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Norway: 1.23%
Atea ASA (Information Technology, IT Services) (i)	84,900	$761,153
DNB Nor ASA (Financials, Banks)	148,800	1,908,559
Marine Harvest ASA (Consumer Staples, Food Products)	97,500	1,628,186
Yara International ASA (Materials, Chemicals)	53,600	1,933,050

		6,230,948

Poland: 0.39%
Asseco Poland SA (Information Technology, Software)	101,800	1,424,673
KGHM Polska Miedz SA (Materials, Metals & Mining)	36,500	558,199

		1,982,872

Portugal: 0.28%
Sonae SGPS SA (Consumer Staples, Food & Staples Retailing)	1,362,100	1,401,875

Russia: 0.82%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	150,014	1,860,174
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	886	10,694
LUKOIL OAO ADR (Energy, Oil, Gas & Consumable Fuels)	60,400	2,323,588

		4,194,456

Singapore: 0.80%
DBS Group Holdings Limited (Financials, Banks)	227,000	2,555,007
United Overseas Bank Limited (Financials, Banks)	113,000	1,495,069

		4,050,076

South Africa: 0.37%
Barclays Africa Group Limited (Financials, Banks)	200,300	1,860,099

South Korea: 2.42%
BNK Financial Group Incorporated (Financials, Banks)	13,188	96,824
E-MART Limited (Consumer Staples, Food & Staples Retailing)	8,500	1,298,037
Industrial Bank of Korea (Financials, Banks)	192,500	1,841,332
KT&G Corporation (Consumer Staples, Tobacco)	31,300	3,348,506
Kwangju Bank (Financials, Banks)	13,510	103,156
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	4,153,885
Woori Bank (Financials, Banks)	178,044	1,486,439

		12,328,179

Spain: 1.74%
Banco Santander Central Hispano SA (Financials, Banks)	429,681	2,051,461
Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing)	248,800	1,487,947
Gas Natural SDG SA (Utilities, Gas Utilities)	268,500	5,314,702

		8,854,110

Sweden: 2.05%
Boliden AB (Materials, Metals & Mining)	169,300	2,995,760
Nordea Bank AB (Financials, Banks)	177,300	1,720,637
Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	144,900	1,388,835
Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	304,500	2,347,264

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Sweden (continued)
Telia Company AB (Telecommunication Services, Diversified Telecommunication Services)	417,000	$1,954,184

		10,406,680

Switzerland: 6.12%
Aryzta AG (Consumer Staples, Food Products)	42,100	1,675,529
Baloise Holding AG (Financials, Insurance)	28,800	3,557,988
Credit Suisse Group AG (Financials, Capital Markets) «	273,395	3,746,117
Georg Fischer AG (Industrials, Machinery)	3,000	2,394,869
Swiss Life Holding AG (Financials, Insurance)	15,100	3,914,759
Swiss Reinsurance AG (Financials, Insurance)	75,700	6,800,815
UBS Group AG (Financials, Capital Markets)	158,900	2,455,437
Valiant Holding AG (Financials, Banks)	22,700	2,427,575
Zurich Insurance Group AG (Financials, Insurance)	17,100	4,137,374

		31,110,463

Taiwan: 0.42%
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	1,035,000	2,154,895

Thailand: 0.99%
Bangchak Petroleum PCL (Energy, Oil, Gas & Consumable Fuels)	2,188,900	1,853,442
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	1,003,900	1,784,399
Thanachart Capital PCL (Financials, Banks)	1,481,500	1,409,965

		5,047,806

United Kingdom: 18.47%
3i Group plc (Financials, Capital Markets)	409,100	3,326,999
AMEC Foster Wheeler plc (Energy, Energy Equipment & Services)	83,300	526,988
AstraZeneca plc (Health Care, Pharmaceuticals)	60,300	3,517,873
Aviva plc (Financials, Insurance)	314,900	2,051,472
BAE Systems plc (Industrials, Aerospace & Defense)	939,800	6,582,565
Barclays plc (Financials, Banks)	715,000	1,888,880
Barratt Developments plc (Consumer Discretionary, Household Durables)	318,600	2,731,750
Bellway plc (Consumer Discretionary, Household Durables)	51,700	2,046,462
Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)	58,800	2,789,087
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	108,600	1,588,637
BP plc (Energy, Oil, Gas & Consumable Fuels)	1,298,500	6,718,737
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	252,200	1,617,432
Carillion plc (Industrials, Construction & Engineering) «	496,300	1,993,277
Centrica plc (Utilities, Multi-Utilities)	898,500	2,652,135
Chemring Group plc (Industrials, Aerospace & Defense)	341,066	681,696
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	264,876	2,255,762
Darty plc (Consumer Discretionary, Specialty Retail)	226,400	551,211
Debenhams plc (Consumer Discretionary, Multiline Retail)	1,238,200	1,326,180
easyJet plc (Industrials, Airlines)	103,400	2,295,811
Firstgroup plc (Industrials, Road & Rail) †	952,400	1,491,140
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	110,500	2,312,616
Home Retail Group plc (Consumer Discretionary, Internet & Catalog Retail)	164,100	392,875
International Consolidated Airlines Group SA (Industrials, Airlines)	182,900	1,418,556
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	1,211,800	4,712,471
Lloyds Banking Group plc (Financials, Banks)	2,460,500	2,566,551

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	103

INTERNATIONAL VALUE PORTFOLIO

Security name			Shares	Value

United Kingdom (continued)
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)			379,900	$2,089,216
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			558,800	1,235,859
Meggitt plc (Industrials, Aerospace & Defense)			392,800	2,207,378
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			236,800	995,640
Mitie Group plc (Industrials, Commercial Services & Supplies) «			539,300	2,200,345
Mondi plc (Materials, Paper & Forest Products)			142,300	2,774,108
Old Mutual plc (Financials, Insurance)			982,800	2,535,143
Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)			328,000	1,468,881
Premier Foods plc (Consumer Staples, Food Products) †			73,926	45,505
Redrow plc (Consumer Discretionary, Household Durables)			388,600	2,368,383
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)			287,900	6,923,951
Royal Mail plc (Industrials, Air Freight & Logistics)			290,000	2,272,316
Smiths Group plc (Industrials, Industrial Conglomerates)			46,300	752,397
Standard Chartered plc (Financials, Banks)			253,000	1,939,527
Tullett Prebon plc (Financials, Capital Markets)			279,500	1,360,174
Vesuvius plc (Industrials, Machinery)			145,400	726,114
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)			679,700	1,951,167

				93,883,267

Total Common Stocks (Cost $547,156,375)				492,618,715

	Dividend yield
Preferred Stocks: 0.19%

Brazil: 0.19%
Banco do Estado do Rio Grande do Sul SA (Financials, Banks) ±	8.95%		349,800	808,288
Companhia Energetica de Minas Gerais SA (Utilities, Water Utilities) ±	8.48		109,056	169,910

Total Preferred Stocks (Cost $3,545,600)				978,198

		Expiration date
Rights: 0.00%

Brazil: 0.00%
Companhia de Saneamento de Minas Gerais (Utilities, Electric Utilities) †(a)		6-20-2016	3,288	6,779

Total Rights (Cost $0)				6,779

	Yield
Short-Term Investments: 3.32%

Investment Companies: 3.32%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45		14,316,539	14,316,539
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41		2,530,851	2,530,851

Total Short-Term Investments (Cost $16,847,390)				16,847,390

Total investments in securities (Cost $567,549,365)*	100.42%	510,451,082
Other assets and liabilities, net	(0.42)	(2,132,112)

Total net assets	100.00%	$508,318,970

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

INTERNATIONAL VALUE PORTFOLIO

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $568,923,013 and unrealized gains (losses) consists of:

Gross unrealized gains	$53,695,416
Gross unrealized losses	(112,167,347)

Net unrealized losses	$(58,471,931)

The following table shows the percent of total long-term investments by sector as of May 31, 2016:

Financials	27.13%
Consumer Discretionary	14.88
Industrials	14.85
Materials	8.74
Consumer Staples	7.70
Health Care	7.11
Energy	6.15
Telecommunication Services	5.66
Utilities	4.08
Information Technology	3.70

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	105

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.50%

Consumer Discretionary: 7.57%

Hotels, Restaurants & Leisure: 1.48%
Norwegian Cruise Line Holdings Limited †	25,250	$1,171,850

Household Durables: 2.04%
Harman International Industries Incorporated	11,707	915,956
Newell Rubbermaid Incorporated	14,635	697,943

		1,613,899

Leisure Products: 1.26%
Mattel Incorporated	31,393	1,000,809

Media: 1.21%
Scripps Networks Interactive Incorporated Class A	14,827	953,969

Multiline Retail: 0.63%
JCPenny Company Incorporated †«	64,446	502,034

Textiles, Apparel & Luxury Goods: 0.95%
Skechers U.S.A. Incorporated Class A †	24,055	749,794

Consumer Staples: 6.63%

Food & Staples Retailing: 2.68%
CVS Health Corporation	22,018	2,123,636

Food Products: 2.16%
ConAgra Foods Incorporated	17,627	805,554
TreeHouse Foods Incorporated †	9,540	903,438

		1,708,992

Household Products: 1.26%
The Procter & Gamble Company	12,296	996,468

Personal Products: 0.53%
Herbalife Limited †«	7,190	416,229

Energy: 11.08%

Energy Equipment & Services: 0.79%
Baker Hughes Incorporated	7,892	366,031
Noble Corporation plc «	30,604	255,237

		621,268

Oil, Gas & Consumable Fuels: 10.29%
Chevron Corporation	11,430	1,154,430
ConocoPhillips	19,177	839,761
Exxon Mobil Corporation	29,377	2,615,141
Kinder Morgan Incorporated	69,137	1,249,997
Noble Energy Incorporated	35,551	1,270,948

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corporation	18,516	$1,012,825

		8,143,102

Financials: 28.83%

Banks: 10.71%
Bank of America Corporation	98,811	1,461,415
BOK Financial Corporation «	20,150	1,284,361
Citigroup Incorporated	31,329	1,458,992
First Republic Bank	11,924	863,417
JPMorgan Chase & Company	32,086	2,094,253
KeyCorp	31,683	406,176
SunTrust Banks Incorporated	20,655	905,102

		8,473,716

Capital Markets: 4.62%
Affiliated Managers Group Incorporated †	5,309	921,218
Ameriprise Financial Incorporated	16,468	1,674,302
Goldman Sachs Group Incorporated	6,635	1,058,150

		3,653,670

Insurance: 7.43%
American International Group Incorporated	28,858	1,670,301
Arthur J. Gallagher & Company	21,660	1,046,828
Chubb Limited	7,121	901,590
Endurance Specialty Holdings Limited	11,667	792,423
MetLife Incorporated	32,223	1,467,758

		5,878,900

REITs: 6.07%
Alexandria Real Estate Equities Incorporated	18,859	1,827,437
Equity Residential	8,391	580,741
Pebblebrook Hotel Trust	23,015	580,438
Prologis Incorporated	18,228	866,377
VEREIT Incorporated	98,744	946,955

		4,801,948

Health Care: 12.74%

Biotechnology: 3.40%
AbbVie Incorporated	10,500	660,765
Baxalta Incorporated	33,576	1,518,642
Gilead Sciences Incorporated	5,874	511,390

		2,690,797

Health Care Equipment & Supplies: 1.05%
Medtronic plc	10,277	827,093

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	107

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Health Care Providers & Services: 1.81%
Cigna Corporation	5,586	$715,622
HCA Holdings Incorporated †	9,201	717,862

		1,433,484

Pharmaceuticals: 6.48%
Allergan plc †	4,409	1,039,422
Johnson & Johnson	7,673	864,670
Mallinckrodt plc †	12,316	780,342
Merck & Company Incorporated	16,634	935,829
Pfizer Incorporated	43,334	1,503,690

		5,123,953

Industrials: 10.72%

Aerospace & Defense: 2.19%
Curtiss-Wright Corporation	11,704	974,007
Raytheon Company	5,865	760,515

		1,734,522

Airlines: 0.57%
United Continental Holdings Incorporated †	9,972	449,637

Electrical Equipment: 0.93%
Eaton Corporation plc	11,922	734,753

Industrial Conglomerates: 1.66%
General Electric Company	43,387	1,311,589

Machinery: 1.67%
Stanley Black & Decker Incorporated	11,659	1,319,566

Professional Services: 1.01%
Robert Half International Incorporated	19,238	796,799

Road & Rail: 1.65%
Hertz Global Holdings Incorporated †	51,571	499,723
Norfolk Southern Corporation	9,605	807,396

		1,307,119

Trading Companies & Distributors: 1.04%
HD Supply Holdings Incorporated †	23,467	828,385

Information Technology: 11.06%

Electronic Equipment, Instruments & Components: 2.54%
Synnex Corporation	14,052	1,280,137
TE Connectivity Limited	12,197	731,820

		2,011,957

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Internet Software & Services: 1.41%
Alphabet Incorporated Class C †	1,511	$1,111,673

IT Services: 1.04%
Alliance Data Systems Corporation †	3,690	819,881

Semiconductors & Semiconductor Equipment: 2.68%
NXP Semiconductors NV †	14,944	1,412,059
Skyworks Solutions Incorporated	10,610	708,324

		2,120,383

Software: 0.58%
Citrix Systems Incorporated †	5,365	455,596

Technology Hardware, Storage & Peripherals: 2.81%
Apple Incorporated	7,084	707,408
NCR Corporation †	49,182	1,518,740

		2,226,148

Materials: 3.37%

Chemicals: 1.88%
Cabot Corporation	11,987	547,926
FMC Corporation	19,782	939,447

		1,487,373

Containers & Packaging: 1.49%
Crown Holdings Incorporated †	17,198	897,220
WestRock Company	7,162	283,687

		1,180,907

Telecommunication Services: 2.27%

Diversified Telecommunication Services: 2.27%
AT&T Incorporated	22,762	891,132
Verizon Communications Incorporated	17,752	903,577

		1,794,709

Utilities: 4.23%

Electric Utilities: 3.13%
Duke Energy Corporation	15,256	1,193,477
The Southern Company	25,977	1,284,303

		2,477,780

Gas Utilities: 1.10%
Atmos Energy Corporation	11,944	870,718

Total Common Stocks (Cost $66,303,876)		77,925,106

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	109

LARGE COMPANY VALUE PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 3.64%

Investment Companies: 3.64%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	1,759,295	$1,759,295
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	1,123,879	1,123,879

Total Short-Term Investments (Cost $2,883,174)			2,883,174

Total investments in securities (Cost $69,187,050)*	102.14%	80,808,280
Other assets and liabilities, net	(2.14)	(1,693,450)

Total net assets	100.00%	$79,114,830

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $70,181,391 and unrealized gains (losses) consists of:

Gross unrealized gains	$13,775,938
Gross unrealized losses	(3,149,049)

Net unrealized gains	$10,626,889

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.39%

Consumer Discretionary: 14.01%

Auto Components: 1.32%
Gentherm Incorporated †	324,905	$11,885,025
Tower International Incorporated	178,475	3,867,553

		15,752,578

Diversified Consumer Services: 1.01%
Houghton Mifflin Harcourt Company †	703,180	12,094,696

Hotels, Restaurants & Leisure: 3.44%
Del Taco Restaurants Incorporated †	660,890	6,172,713
Extended Stay America Incorporated	681,120	9,712,771
Krispy Kreme Doughnuts Incorporated †	537,600	11,493,888
SeaWorld Entertainment Incorporated «	313,480	5,473,361
Zoe’s Kitchen Incorporated †«	226,470	8,361,272

		41,214,005

Household Durables: 0.99%
Tempur-Pedic International Incorporated †	96,410	5,612,990
William Lyon Homes Class A †«	388,969	6,309,077

		11,922,067

Leisure Products: 0.30%
Malibu Boats Incorporated Class A †	262,490	3,569,864

Media: 2.44%
IMAX Corporation †	481,153	16,041,641
Lions Gate Entertainment Corporation «	357,164	7,964,757
Media General Incorporated †	289,410	5,163,074

		29,169,472

Specialty Retail: 3.80%
Burlington Stores Incorporated †	188,080	11,352,509
Chico’s FAS Incorporated	525,617	5,702,944
Dick’s Sporting Goods Incorporated	241,689	10,368,458
Monro Muffler Brake Incorporated	124,471	7,835,449
Party City Holdco Incorporated †	730,240	10,179,546

		45,438,906

Textiles, Apparel & Luxury Goods: 0.71%
Kate Spade & Company †	388,780	8,498,731

Consumer Staples: 2.60%

Food Products: 1.78%
Amplify Snack Brands Incorporated †«	723,199	9,437,747
WhiteWave Foods Company †	265,936	11,874,042

		21,311,789

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	111

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Household Products: 0.82%
Central Garden & Pet Company †	60,890	$1,137,425
Central Garden & Pet Company Class A †	475,575	8,669,732

		9,807,157

Energy: 2.69%

Oil, Gas & Consumable Fuels: 2.69%
Diamondback Energy Incorporated †	110,139	10,017,142
GasLog Limited «	483,053	6,014,010
Memorial Resource Development Corporation †	354,153	5,595,617
QEP Resources Incorporated	568,950	10,599,539

		32,226,308

Financials: 9.41%

Banks: 2.55%
ServisFirst Bancshares Incorporated «	165,480	8,611,579
Signature Bank †	69,675	9,406,125
SVB Financial Group †	113,342	12,490,288

		30,507,992

Capital Markets: 3.25%
Evercore Partners Incorporated Class A	301,814	15,694,328
Stifel Financial Corporation †	258,781	9,776,746
Virtu Financial Incorporated Class A	436,538	7,774,742
Virtus Investment Partners Incorporated	69,078	5,623,640

		38,869,456

Insurance: 1.17%
Argo Group International Holdings Limited	265,607	13,984,214

REITs: 1.19%
QTS Realty Trust Incorporated Class A	275,695	14,245,161

Thrifts & Mortgage Finance: 1.25%
Essent Group Limited †	684,644	14,966,318

Health Care: 23.15%

Biotechnology: 3.91%
Alder Biopharmaceuticals Incorporated †«	180,740	5,434,852
Alnylam Pharmaceuticals Incorporated †	100,665	7,219,694
Cepheid Incorporated †	330,687	9,262,543
Flexion Therapeutics Incorporated †	379,627	6,620,695
Intrexon Corporation «	148,882	4,576,633
Portola Pharmaceuticals Incorporated †	214,134	5,884,402
Radius Health Incorporated †«	112,560	4,081,426
Tesaro Incorporated †«	80,082	3,707,797

		46,788,042

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Health Care Equipment & Supplies: 8.29%
Accuray Incorporated †«	1,254,478	$6,836,905
Analogic Corporation	128,080	10,502,560
Atricure Incorporated †	452,413	6,555,464
Cerus Corporation †«	1,721,148	9,569,583
Dexcom Incorporated †	154,016	9,932,492
Inogen Incorporated †	260,165	12,420,277
LDR Holding Corporation †	411,724	8,658,556
Nevro Corporation †«	177,490	12,374,603
Novocure Limited †«	412,470	4,590,791
The Spectranetics Corporation †«	491,654	9,007,101
Wright Medical Group NV †	452,394	8,749,300

		99,197,632

Health Care Providers & Services: 6.49%
Adeptus Health Incorporated Class A †«	160,667	11,487,691
AMN Healthcare Services Incorporated †	333,325	12,446,356
Capital Senior Living Corporation †	536,030	9,803,989
HealthEquity Incorporated †	538,630	13,902,040
LifePoint Hospitals Incorporated †	146,046	9,681,389
Surgery Partners Incorporated †	555,680	7,643,378
Teladoc Incorporated †«	376,900	4,307,967
The Ensign Group Incorporated	420,510	8,347,124

		77,619,934

Health Care Technology: 1.80%
Cotiviti Holdings Incorporated †	260,329	4,753,608
Evolent Health Incorporated Class A †«	602,380	9,228,462
Medidata Solutions Incorporated †	165,162	7,587,542

		21,569,612

Life Sciences Tools & Services: 1.51%
ICON plc ADR †	256,392	18,060,252

Pharmaceuticals: 1.15%
Cempra Holdings Incorporated †«	268,840	5,051,504
Pacira Pharmaceuticals Incorporated †«	188,200	8,753,182

		13,804,686

Industrials: 16.42%

Air Freight & Logistics: 1.30%
Hub Group Incorporated Class A †	388,019	15,528,520

Building Products: 5.00%
A.O. Smith Corporation	177,204	14,583,889
Apogee Enterprises Incorporated	314,635	14,227,795
Masonite International Corporation †	130,680	9,125,384
NCI Building Systems Incorporated †	779,634	12,552,107
PGT Incorporated †	870,941	9,336,488

		59,825,663

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	113

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Commercial Services & Supplies: 3.82%
Copart Incorporated †	333,795	$16,526,190
KAR Auction Services Incorporated	259,840	10,663,834
Mobile Mini Incorporated	279,215	9,618,957
West Corporation	423,880	8,943,868

		45,752,849

Construction & Engineering: 1.69%
Chicago Bridge & Iron Company NV	254,619	9,736,631
Granite Construction Incorporated	243,290	10,444,440

		20,181,071

Machinery: 0.91%
Wabash National Corporation †	770,303	10,922,897

Professional Services: 1.98%
On Assignment Incorporated †	341,274	12,855,792
RPX Corporation †	437,894	4,400,835
TrueBlue Incorporated †	325,860	6,455,287

		23,711,914

Road & Rail: 1.49%
Genesee & Wyoming Incorporated Class A †	166,147	9,980,450
Swift Transportation Company †«	502,826	7,834,029

		17,814,479

Trading Companies & Distributors: 0.23%
Siteone Landscape Supply Incorporated †	99,688	2,804,223

Information Technology: 27.06%

Communications Equipment: 1.35%
Ciena Corporation †	420,890	7,348,739
Infinera Corporation †	673,912	8,834,986

		16,183,725

Electronic Equipment, Instruments & Components: 0.74%
OSI Systems Incorporated †	165,436	8,814,430

Internet Software & Services: 6.27%
2U Incorporated †«	431,071	12,001,017
Benefitfocus Incorporated †«	273,850	10,053,034
Cornerstone OnDemand Incorporated †	366,620	14,668,466
Hortonworks Incorporated †«	592,020	6,914,794
Marketo Incorporated †	429,220	15,121,421
Pandora Media Incorporated †«	528,370	6,229,482
Shopify Incorporated Class A †«	344,870	10,101,242

		75,089,456

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

IT Services: 2.88%
Acxiom Corporation †		605,560	$12,825,761
Maximus Incorporated		190,500	10,982,325
Vantiv Incorporated Class A †		197,360	10,612,047

			34,420,133

Semiconductors & Semiconductor Equipment: 6.17%
Applied Micro Circuits Corporation †		1,207,237	7,943,619
Cypress Semiconductor Corporation		1,143,754	12,158,105
FormFactor Incorporated †		1,103,995	7,915,644
Microsemi Corporation †		394,190	13,335,448
Nanometrics Incorporated †		324,399	6,040,309
Silicon Motion Technology Corporation «		246,514	10,957,547
Teradyne Incorporated		780,857	15,468,777

			73,819,449

Software: 9.65%
Cadence Design Systems Incorporated †		614,135	15,181,417
CyberArk Software Limited †«		239,950	10,898,529
PTC Incorporated †		414,545	14,815,838
Qlik Technologies Incorporated †		530,453	15,224,001
Secureworks Corporation Class A †«		273,420	3,777,297
SS&C Technologies Holdings Incorporated		349,948	21,553,297
Synchronoss Technologies Incorporated †		220,910	7,791,496
The Rubicon Project Incorporated †		652,224	9,555,082
Ultimate Software Group Incorporated †		45,881	9,381,747
Zendesk Incorporated †		296,733	7,266,991

			115,445,695

Materials: 2.05%

Chemicals: 0.17%
Calgon Carbon Corporation		133,782	1,990,676

Metals & Mining: 0.91%
Steel Dynamics Incorporated		440,383	10,873,056

Paper & Forest Products: 0.97%
Boise Cascade Company †		507,067	11,642,258

Total Common Stocks (Cost $1,086,280,944)			1,165,439,366

Yield
Short-Term Investments: 16.01%

Investment Companies: 16.01%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%	151,177,536	151,177,536
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41	40,370,488	40,370,488

Total Short-Term Investments (Cost $191,548,024)			191,548,024

Total investments in securities (Cost $1,277,828,968) *	113.40%	1,356,987,390
Other assets and liabilities, net	(13.40)	(160,390,950)

Total net assets	100.00%	$1,196,596,440

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	115

SMALL COMPANY GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,301,744,639 and unrealized gains (losses) consists of:

Gross unrealized gains	$153,262,207
Gross unrealized losses	(98,019,456)

Net unrealized gains	$55,242,751

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.11%

Consumer Discretionary: 14.49%

Auto Components: 1.80%
American Axle & Manufacturing Holdings Incorporated †	135,919	$2,265,764
Metaldyne Performance Group Incorporated	101,000	1,646,300

		3,912,064

Automobiles: 1.16%
Thor Industries Incorporated	38,950	2,531,750

Hotels, Restaurants & Leisure: 0.66%
ClubCorp Holdings Incorporated	119,494	1,442,293

Household Durables: 1.25%
Beazer Homes Incorporated †	153,160	1,202,306
WCI Communities Incorporated †	87,500	1,505,875

		2,708,181

Media: 2.72%
Lions Gate Entertainment Corporation	128,600	2,867,780
Scholastic Corporation	78,023	3,046,798

		5,914,578

Specialty Retail: 4.92%
Asbury Automotive Group Incorporated †	32,109	1,801,315
Ascena Retail Group Incorporated †	196,620	1,419,596
GNC Holdings Incorporated Class A	61,770	1,609,109
Outerwall Incorporated «	54,010	2,227,913
Rent-A-Center Incorporated	116,600	1,535,622
Urban Outfitters Incorporated †	74,250	2,118,353

		10,711,908

Textiles, Apparel & Luxury Goods: 1.98%
G-III Apparel Group Limited †	53,900	2,108,568
Oxford Industries Incorporated	34,700	2,198,939

		4,307,507

Consumer Staples: 2.42%

Food & Staples Retailing: 1.17%
SUPERVALU Incorporated †	247,150	1,144,305
United Natural Foods Incorporated †	38,020	1,416,625

		2,560,930

Food Products: 1.25%
Darling Ingredients Incorporated †	176,810	2,714,034

Energy: 6.42%

Energy Equipment & Services: 1.09%
RPC Incorporated «	160,300	2,364,425

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	117

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 5.33%
Callon Petroleum Company †	187,300	$2,133,347
Carrizo Oil & Gas Incorporated †	50,600	1,948,100
Delek US Holdings Incorporated	122,500	1,688,050
Parsley Energy Incorporated Class A †	75,800	1,976,106
RSP Permian Incorporated †	58,540	1,927,722
Scorpio Tankers Incorporated	327,000	1,922,760

		11,596,085

Financials: 39.49%

Banks: 18.42%
BancorpSouth Incorporated	103,592	2,474,813
BankUnited Incorporated	72,150	2,388,165
Cathay General Bancorp	73,000	2,249,860
ConnectOne Bancorp Incorporated	81,120	1,284,941
Customers Bancorp Incorporated †	59,400	1,597,266
FCB Financial Holdings Class A †	63,600	2,351,292
Great Western Bancorp Incorporated	100,940	3,433,979
Pinnacle Financial Partners Incorporated	44,960	2,211,133
PrivateBancorp Incorporated	67,597	2,997,927
Renasant Corporation	75,600	2,601,396
Sterling BanCorp	163,800	2,696,148
Talmer Bancorp Incorporated Class A	155,400	3,098,676
Umpqua Holdings Corporation	130,600	2,088,294
Webster Financial Corporation	70,437	2,758,313
Western Alliance Bancorp †	89,978	3,392,171
Wintrust Financial Corporation	45,977	2,449,195

		40,073,569

Capital Markets: 2.15%
HFF Incorporated Class A	66,400	2,138,080
Stifel Financial Corporation †	67,193	2,538,552

		4,676,632

Consumer Finance: 0.86%
PRA Incorporated †	67,770	1,864,353

Insurance: 5.28%
American Equity Investment Life Holding Company	101,108	1,638,961
Employers Holdings Incorporated	39,034	1,165,165
Horace Mann Educators Corporation	71,710	2,442,443
Kemper Corporation	50,310	1,625,516
OneBeacon Insurance Group Limited Class A	103,456	1,346,997
Primerica Incorporated «	58,063	3,257,915

		11,476,997

Real Estate Management & Development: 0.75%
Alexander & Baldwin Incorporated	43,581	1,641,260

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

REITs: 12.03%
Brandywine Realty Trust	162,900	$2,572,191
Corporate Office Properties Trust	100,500	2,716,515
Equity Commonwealth †	106,100	3,065,229
Four Corners Property Trust Incorporated	122,100	2,373,624
Highwoods Properties Incorporated	54,100	2,632,506
Kite Realty Group Trust	79,200	2,128,104
National Health Investors Incorporated	32,400	2,262,492
Parkway Properties Incorporated	130,297	2,273,683
Ramco-Gershenson Properties Trust	150,221	2,705,480
Sabra Health Care REIT Incorporated	82,600	1,729,644
Sunstone Hotel Investors Incorporated	143,180	1,723,887

		26,183,355

Health Care: 3.82%

Health Care Equipment & Supplies: 0.71%
Merit Medical Systems Incorporated †	82,810	1,554,344

Health Care Providers & Services: 3.11%
Kindred Healthcare Incorporated	155,700	1,848,159
Molina Healthcare Incorporated †	57,260	2,773,102
Select Medical Holdings Corporation †	168,420	2,133,881

		6,755,142

Industrials: 7.78%

Commercial Services & Supplies: 1.03%
Quad Graphics Incorporated	116,460	2,237,197

Construction & Engineering: 2.82%
Argan Incorporated	62,300	2,161,810
KBR Incorporated	116,490	1,694,930
Tutor Perini Corporation †	100,795	2,279,983

		6,136,723

Electrical Equipment: 1.29%
Generac Holdings Incorporated †	74,060	2,807,615

Machinery: 1.51%
Chart Industries Incorporated †	83,380	2,164,545
NN Incorporated «	67,190	1,119,385

		3,283,930

Trading Companies & Distributors: 1.13%
Air Lease Corporation	81,800	2,458,090

Information Technology: 14.87%

Communications Equipment: 1.85%
ARRIS International plc †	92,313	2,224,743
NetScout Systems Incorporated †	73,530	1,788,830

		4,013,573

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Equity Gateway Funds	119

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 3.75%
Anixter International Incorporated †	28,320	$1,704,864
Belden Incorporated	35,040	2,266,037
Jabil Circuit Incorporated	113,640	2,168,251
VeriFone Systems Incorporated †	76,800	2,027,520

		8,166,672

Internet Software & Services: 1.73%
Blucora Incorporated †	195,660	1,757,027
IAC/InterActive Corp	35,940	2,008,327

		3,765,354

IT Services: 1.01%
Cardtronics Incorporated †	56,110	2,204,562

Semiconductors & Semiconductor Equipment: 3.76%
Cirrus Logic Incorporated †	65,270	2,349,720
Integrated Device Technology Incorporated †	92,580	2,161,743
Veeco Instruments Incorporated †	73,530	1,308,099
Xcerra Corporation †	362,971	2,370,201

		8,189,763

Software: 1.09%
EPIQ Systems Incorporated	42,760	651,235
Mentor Graphics Corporation	79,807	1,711,062

		2,362,297

Technology Hardware, Storage & Peripherals: 1.68%
Avid Technology Incorporated †	219,320	1,304,954
Super Micro Computer Incorporated †	89,220	2,341,133

		3,646,087

Materials: 3.98%

Chemicals: 2.96%
A. Schulman Incorporated	84,600	2,141,226
Cabot Corporation	42,400	1,938,104
Chemtura Corporation †	88,513	2,361,527

		6,440,857

Metals & Mining: 1.02%
Ferroglobe plc	243,240	2,218,349

Utilities: 4.84%

Electric Utilities: 2.86%
El Paso Electric Company	44,141	1,971,337
PNM Resources Incorporated	60,087	1,973,257
Portland General Electric Company	55,124	2,270,006

		6,214,600

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Equity Gateway Funds	Portfolio of investments—May 31, 2016

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Gas Utilities: 0.51%
Southwest Gas Corporation			16,060	$1,115,046

Multi-Utilities: 1.47%
Avista Corporation			79,710	3,205,936

Total Common Stocks (Cost $191,380,274)				213,456,058

		Expiration date
Warrants: 0.00%

Health Care: 0.00%

Health Care Equipment & Supplies: 0.00%
EnteroMedics Incorporated †(a)		6-13-2016	9,104	0

Total Warrants (Cost $0)				0

	Yield
Short-Term Investments: 4.98%

Investment Companies: 4.98%
Securities Lending Cash Investments LLC (l)(r)(u)	0.45%		5,965,825	5,965,825
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41		4,875,803	4,875,803

Total Short-Term Investments (Cost $10,841,628)				10,841,628

Total investments in securities (Cost $202,221,902) *	103.09%	224,297,686
Other assets and liabilities, net	(3.09)	(6,727,916)

Total net assets	100.00%	$217,569,770

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $202,899,156 and unrealized gains (losses) consists of:

Gross unrealized gains	$34,100,284
Gross unrealized losses	(12,701,754)

Net unrealized gains	$21,398,530

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

122	Wells Fargo Equity Gateway Funds	Statements of assets and liabilities—May 31, 2016

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$278,436,916	$113,251,607
In affiliated securities, at value (see cost below)	26,317,459	5,231,602

Total investments, at value (see cost below)	304,754,375	118,483,209
Cash	17,670	0
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	259,153	922,481
Receivable for dividends	554,970	120,029
Receivable for securities lending income	3,494	1,484
Prepaid expenses and other assets	592	330

Total assets	305,590,254	119,527,533

Liabilities
Payable for investments purchased	0	591,975
Payable upon receipt of securities loaned	12,454,900	3,113,406
Payable for daily variation margin on open futures contracts	0	0
Due to custodian bank	0	0
Advisory fee payable	159,438	47,773
Accrued expenses and other liabilities	11,627	15,903

Total liabilities	12,625,965	3,769,057

Total net assets	$292,964,289	$115,758,476

Investments in unaffiliated securities (including securities on loan), at cost	$210,754,976	$76,805,738

Investments in affiliated securities, at cost	$26,317,459	$5,231,602

Total investments, at cost	$237,072,435	$82,037,340

Securities on loan, at value	$12,216,762	$3,056,884

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2016	Wells Fargo Equity Gateway Funds	123

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$881,803,132	$2,280,382,178	$139,081,211	$493,603,692	$77,925,106	$1,165,439,366	$213,456,058
107,801,958	67,271,596	12,373,217	16,847,390	2,883,174	191,548,024	10,841,628

989,605,090	2,347,653,774	151,454,428	510,451,082	80,808,280	1,356,987,390	224,297,686
0	22,803	0	0	9,201	0	0
0	0	293,888	8,634,767	0	0	0
2,761,183	1,362,819	866,987	33,527	699,380	7,015,660	4,010,253
59,172	5,412,117	417,958	3,701,260	198,742	442,558	189,778
149,480	6,050	53,622	232,005	3,040	204,650	20,988
625	1,706	797	494	538	5,660	615

992,575,550	2,354,459,269	153,087,680	523,053,135	81,719,181	1,364,655,918	228,519,320

642,370	1,078,571	1,738,254	0	796,799	15,415,653	4,829,981
92,823,723	12,693,253	2,506,158	14,316,539	1,759,295	151,177,536	5,965,825
0	36,000	0	0	0	0	0
0	0	328,836	0	0	682,735	0
581,155	167,698	106,110	361,069	40,657	771,774	143,912
40,637	71,289	31,707	56,557	7,600	11,780	9,832

94,087,885	14,046,811	4,711,065	14,734,165	2,604,351	168,059,478	10,949,550

$898,487,665	$2,340,412,458	$148,376,615	$508,318,970	$79,114,830	$1,196,596,440	$217,569,770

$694,969,727	$1,093,021,946	$123,433,617	$550,701,975	$66,303,876	$1,086,280,944	$191,380,274

$107,801,958	$53,161,799	$12,373,217	$16,847,390	$2,883,174	$191,548,024	$10,841,628

$802,771,685	$1,146,183,745	$135,806,834	$567,549,365	$69,187,050	$1,277,828,968	$202,221,902

$91,305,713	$12,474,646	$2,382,463	$13,468,272	$1,690,157	$149,147,065	$5,896,435

$0	$0	$296,547	$8,869,296	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Equity Gateway Funds	Statements of operations—year ended May 31, 2016

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$6,182,005	$1,033,489
Income from affiliated securities	30,399	6,535
Securities lending income, net	20,442	11,053
Interest	0	0

Total investment income	6,232,846	1,051,077

Expenses
Advisory fee	2,013,954	747,058
Custody and accounting fees	23,584	23,283
Professional fees	44,260	48,177
Shareholder report expenses	1,061	2,050
Trustees’ fees and expenses	12,601	19,695
Other fees and expenses	9,104	13,402

Total expenses	2,104,564	853,665
Less: Fee waivers and/or expense reimbursements	0	(138,673)

Net expenses	2,104,564	714,992

Net investment income (loss)	4,128,282	336,085

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	14,000,084	5,117,947
Affiliated securities	0	0
Futures transactions	0	0

Net realized gain (losses) on investments	14,000,084	5,117,947

Net change in unrealized gains (losses) on:
Unaffiliated securities	(18,760,215)	(7,846,480)
Affiiliated securities	0	0
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	(18,760,215)	(7,846,480)

Net realized and unrealized gains (losses) on investments	(4,760,131)	(2,728,533)

Net increase (decrease) in net assets resulting from operations	$(631,849)	$(2,392,448)

* Net of foreign dividend withholding taxes in the amount of	$38,949	$2,403

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2016	Wells Fargo Equity Gateway Funds	125

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,009,155	$53,355,178	$3,063,804	$16,120,553	$1,726,450	$4,949,491	$2,915,555
44,350	1,008,833	19,787	11,579	5,223	143,025	17,302
2,887,743	137,335	126,956	723,831	38,150	2,906,307	102,931
0	1,715	0	0	0	0	0

3,941,248	54,503,061	3,210,547	16,855,963	1,769,823	7,998,823	3,035,788

7,746,284	2,086,232	1,270,909	4,189,538	504,535	8,131,574	1,655,212
59,221	144,630	86,894	187,952	10,912	68,505	22,717
46,987	60,723	57,356	60,833	46,940	48,594	46,658
4,524	7,122	1,429	2,646	1,125	1,984	2,789
12,250	9,545	16,976	11,965	15,565	11,943	12,045
34,034	264,943	48,726	53,937	14,613	25,031	9,443

7,903,300	2,573,195	1,482,290	4,506,871	593,690	8,287,631	1,748,864
0	(11,554)	0	0	(20,538)	0	0

7,903,300	2,561,641	1,482,290	4,506,871	573,152	8,287,631	1,748,864

(3,962,052)	51,941,420	1,728,257	12,349,092	1,196,671	(288,808)	1,286,924

18,746,231	153,490,597	(1,635,815)	(1,517,228)	(1,089,821)	(95,998,247)	12,552,384
0	1,980,988	0	0	0	0	0
0	(1,069,185)	0	0	0	0	0

18,746,231	154,402,400	(1,635,815)	(1,517,228)	(1,089,821)	(95,998,247)	12,552,384

(175,228,106)	(175,233,159)	(20,243,476)	(73,474,825)	(3,378,107)	(55,183,521)	(24,625,962)
0	(5,340,034)	0	0	0	0	0
0	950,920	0	0	0	0	0

(175,228,106)	(179,622,273)	(20,243,476)	(73,474,825)	(3,378,107)	(55,183,521)	(24,625,962)

(156,481,875)	(25,219,873)	(21,879,291)	(74,992,053)	(4,467,928)	(151,181,768)	(12,073,578)

$(160,443,927)	$26,721,547	$(20,151,034)	$(62,642,961)	$(3,271,257)	$(151,470,576)	$(10,786,654)

$0	$26,513	$278,962	$2,059,737	$882	$10,989	$0

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$4,128,282	$3,962,347
Net realized gains on investments	14,000,084	41,880,494
Net change in unrealized gains (losses) on investments	(18,760,215)	(13,267,776)

Net increase (decrease) in net assets resulting from operations	(631,849)	32,575,065

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	38,393,377	32,358,693
Withdrawals	(80,332,043)	(46,347,409)

Net decrease in net assets resulting from capital share transactions	(41,938,666)	(13,988,716)

Total increase (decrease) in net assets	(42,570,515)	18,586,349

Net assets
Beginning of period	335,534,804	316,948,455

End of period	$292,964,289	$335,534,804

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	127

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$336,085	$378,418
Net realized gains on investments	5,117,947	13,356,513
Net change in unrealized gains (losses) on investments	(7,846,480)	2,762,375

Net increase (decrease) in net assets resulting from operations	(2,392,448)	16,497,306

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	7,089,759	1,385,145
Withdrawals	(12,268,696)	(38,000,934)

Net decrease in net assets resulting from capital share transactions	(5,178,937)	(36,615,789)

Total decrease in net assets	(7,571,385)	(20,118,483)

Net assets
Beginning of period	123,329,861	143,448,344

End of period	$115,758,476	$123,329,861

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment loss	$(3,962,052)	$(7,075,125)
Net realized gains on investments	18,746,231	124,199,895
Net change in unrealized gains (losses) on investments	(175,228,106)	125,177,937

Net increase (decrease) in net assets resulting from operations	(160,443,927)	242,302,707

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	105,565,223	45,776,720
Withdrawals	(194,401,064)	(236,510,647)

Net decrease in net assets resulting from capital share transactions	(88,835,841)	(190,733,927)

Total increase (decrease) in net assets	(249,279,768)	51,568,780

Net assets
Beginning of period	1,147,767,433	1,096,198,653

End of period	$898,487,665	$1,147,767,433

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	129

	Index Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$51,941,420	$54,937,429
Net realized gains on investments	154,402,400	151,694,995
Net change in unrealized gains (losses) on investments	(179,622,273)	106,085,589

Net increase in net assets resulting from operations	26,721,547	312,718,013

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	66,728,942	163,917,502
Withdrawals	(523,281,965)	(543,742,749)

Net decrease in net assets resulting from capital share transactions	(456,553,023)	(379,825,247)

Total decrease in net assets	(429,831,476)	(67,107,234)

Net assets
Beginning of period	2,770,243,934	2,837,351,168

End of period	$2,340,412,458	$2,770,243,934

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$1,728,257	$1,168,188
Net realized gains (losses) on investments	(1,635,815)	5,764,586
Net change in unrealized gains (losses) on investments	(20,243,476)	1,080,710

Net increase (decrease) in net assets resulting from operations	(20,151,034)	8,013,484

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	15,674,750	9,541,797
Withdrawals	(5,551,430)	(15,259,152)

Net increase (decrease) in net assets resulting from capital share transactions	10,123,320	(5,717,355)

Total increase (decrease) in net assets	(10,027,714)	2,296,129

Net assets
Beginning of period	158,404,329	156,108,200

End of period	$148,376,615	$158,404,329

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	131

	International Value Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$12,349,092	$12,375,837
Net realized gains (losses) on investments	(1,517,228)	12,459,307
Net change in unrealized gains (losses) on investments	(73,474,825)	(27,933,255)

Net decrease in net assets resulting from operations	(62,642,961)	(3,098,111)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	46,792,442	42,159,536
Withdrawals	(10,044,159)	(17,083,113)

Net increase in net assets resulting from capital share transactions	36,748,283	25,076,423

Total increase (decrease) in net assets	(25,894,678)	21,978,312

Net assets
Beginning of period	534,213,648	512,235,336

End of period	$508,318,970	$534,213,648

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$1,196,671	$964,436
Net realized gains (losses) on investments	(1,089,821)	9,724,164
Net change in unrealized gains (losses) on investments	(3,378,107)	(3,904,014)

Net increase (decrease) in net assets resulting from operations	(3,271,257)	6,784,586

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	6,867,155	1,636,829
Withdrawals	(6,977,356)	(21,975,522)

Net decrease in net assets resulting from capital share transactions	(110,201)	(20,338,693)

Total decrease in net assets	(3,381,458)	(13,554,107)

Net assets
Beginning of period	82,496,288	96,050,395

End of period	$79,114,830	$82,496,288

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Equity Gateway Funds	133

	Small Company Growth Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment loss	$(288,808)	$(1,603,331)
Net realized gains (losses) on investments	(95,998,247)	17,519,892
Net change in unrealized gains (losses) on investments	(55,183,521)	73,745,204

Net increase (decrease) in net assets resulting from operations	(151,470,576)	89,661,765

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	708,902,550	343,108,775
Withdrawals	(112,220,954)	(37,300,648)

Net increase in net assets resulting from capital share transactions	596,681,596	305,808,127

Total increase in net assets	445,211,020	395,469,892

Net assets
Beginning of period	751,385,420	355,915,528

End of period	$1,196,596,440	$751,385,420

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$1,286,924	$1,850,375
Net realized gains on investments	12,552,384	16,879,349
Net change in unrealized gains (losses) on investments	(24,625,962)	(3,678,556)

Net increase (decrease) in net assets resulting from operations	(10,786,654)	15,051,168

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	36,132,062	22,862,632
Withdrawals	(23,471,861)	(28,565,086)

Net increase (decrease) in net assets resulting from capital share transactions	12,660,201	(5,702,454)

Total increase in net assets	1,873,547	9,348,714

Net assets
Beginning of period	215,696,223	206,347,509

End of period	$217,569,770	$215,696,223

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Equity Gateway Funds	135

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses

C&B Large Cap Value Portfolio
Year ended May 31, 2016	1.33%	0.68%	0.68%	0.35%	29%
Year ended May 31, 2015	1.20%	0.68%	0.68%	10.29%	35%
Year ended May 31, 2014	1.35%	0.68%	0.68%	17.80%	22%
Year ended May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%
Year ended May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%

Diversified Large Cap Growth Portfolio
Year ended May 31, 2016	0.29%	0.74%	0.62%	(2.28)%	59%
Year ended May 31, 2015	0.28%	0.72%	0.62%	13.11%	46%
Year ended May 31, 2014	0.15%	0.72%	0.62%	21.70%	54%
Year ended May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%
Year ended May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%

Emerging Growth Portfolio
Year ended May 31, 2016	(0.40)%	0.80%	0.80%	(14.47)%	66%
Year ended May 31, 2015	(0.63)%	0.80%	0.80%	24.02%	56%
Year ended May 31, 2014	(0.62)%	0.80%	0.80%	11.92%	63%
Year ended May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%
Year ended May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%

Index Portfolio
Year ended May 31, 2016	2.12%	0.11%	0.10%	1.62%	4%
Year ended May 31, 2015	1.96%	0.11%	0.11%	11.69%	4%
Year ended May 31, 2014	1.99%	0.10%	0.10%	20.33%	5%
Year ended May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%
Year ended May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%

International Growth Portfolio
Year ended May 31, 2016	1.16%	0.99%	0.99%	(12.40)%	62%
Year ended May 31, 2015	0.76%	1.00%	1.00%	5.13%	51%
Year ended May 31, 2014	1.13%	1.00%	1.00%	16.45%	46%
Year ended May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%
Year ended May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%

International Value Portfolio
Year ended May 31, 2016	2.50%	0.91%	0.91%	(11.85)%	14%
Year ended May 31, 2015	2.45%	0.91%	0.91%	(1.04)%	18%
Year ended May 31, 2014	3.09%	0.91%	0.91%	18.22%	11%
Year ended May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%
Year ended May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%

Large Company Value Portfolio
Year ended May 31, 2016	1.54%	0.76%	0.74%	(3.92)%	50%
Year ended May 31, 2015	1.09%	0.74%	0.74%	7.90%	72%
Year ended May 31, 2014	0.99%	0.73%	0.73%	20.26%	62%
Year ended May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%
Year ended May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%

Small Company Growth Portfolio
Year ended May 31, 2016	(0.03)%	0.80%	0.80%	(13.86)%	49%
Year ended May 31, 2015	(0.32)%	0.82%	0.82%	18.07%	58%
Year ended May 31, 2014	(0.37)%	0.83%	0.83%	23.47%	77%
Year ended May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%
Year ended May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Equity Gateway Funds	Financial highlights

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses

Small Company Value Portfolio
Year ended May 31, 2016	0.62%	0.85%	0.85%	(4.96)%	72%
Year ended May 31, 2015	0.89%	0.84%	0.84%	7.29%	54%
Year ended May 31, 2014	0.89%	0.85%	0.85%	18.09%	47%
Year ended May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%
Year ended May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Equity Gateway Funds	137

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: Wells Fargo C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), Wells Fargo Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Index Portfolio (“Index Portfolio”), Wells Fargo International Growth Portfolio (“International Growth Portfolio”), Wells Fargo International Value Portfolio (“International Value Portfolio”), Wells Fargo Large Company Value Portfolio (“Large Company Value Portfolio”), Wells Fargo Small Company Growth Portfolio (“Small Company Growth Portfolio”), and Wells Fargo Small Company Value Portfolio (“Small Company Value Portfolio”), (each a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other affiliated master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolios may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolios are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2016, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

138	Wells Fargo Equity Gateway Funds	Notes to financial statements

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. The value of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time. In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

Futures contracts

The Portfolios are subject to interest rate risk or equity price risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of

Notes to financial statements	Wells Fargo Equity Gateway Funds	139

Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

140	Wells Fargo Equity Gateway Funds	Notes to financial statements

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2016:

C&B Large Cap Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$39,284,297	$0	$0	$39,284,297
Consumer staples	19,100,896	0	0	19,100,896
Energy	17,758,921	0	0	17,758,921
Financials	76,240,999	0	0	76,240,999
Health care	44,180,838	0	0	44,180,838
Industrials	53,765,968	0	0	53,765,968
Information technology	14,076,445	0	0	14,076,445
Materials	14,028,552	0	0	14,028,552

Short-term investments
Investment companies	13,862,559	0	0	13,862,559
Investments measured at net asset value*				12,454,900
Total assets	$292,299,475	$0	$0	$304,754,375

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $12,454,900 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Diversified Large Cap Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$29,503,276	$0	$0	$29,503,276
Consumer staples	9,135,507	0	0	9,135,507
Energy	1,379,452	0	0	1,379,452
Financials	2,559,149	0	0	2,559,149
Health care	16,475,660	0	0	16,475,660
Industrials	7,788,848	0	0	7,788,848
Information technology	43,031,066	0	0	43,031,066
Materials	3,378,649	0	0	3,378,649

Short-term investments
Investment companies	2,118,196	0	0	2,118,196
Investments measured at net asset value*				3,113,406
Total assets	$115,369,803	$0	$0	$118,483,209

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolios investment in Securities Lending Cash Investment, LLC valued at $3,113,406 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Equity Gateway Funds	141

Emerging Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$114,950,584	$0	$0	$114,950,584
Energy	25,543,672	0	0	25,543,672
Financials	48,113,098	0	0	48,113,098
Health care	289,674,989	0	0	289,674,989
Industrials	103,520,118	0	0	103,520,118
Information technology	300,000,671	0	0	300,000,671

Short-term investments
Investment companies	14,978,235	0	0	14,978,235
Investments measured at net asset value*				92,823,723
Total assets	$896,781,367	$0	$0	$989,605,090

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $92,823,723 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Index Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$289,694,308	$0	$0	$289,694,308
Consumer staples	232,754,716	0	0	232,754,716
Energy	164,580,503	0	0	164,580,503
Financials	376,210,320	0	0	376,210,320
Health care	339,368,191	0	0	339,368,191
Industrials	231,365,470	0	0	231,365,470
Information technology	470,278,237	0	0	470,278,237
Materials	65,656,243	0	0	65,656,243
Telecommunication services	61,249,364	0	0	61,249,364
Utilities	77,036,436	0	0	77,036,436

Short-term investments
Investment companies	24,960,298	0	0	24,960,298
U.S. Treasury securities	1,806,435	0	0	1,806,435
Investments measured at net asset value*				12,693,253
Total assets	$2,334,960,521	$0	$0	$2,347,653,774
Liabilities

Futures contracts	$36,000	$0	$0	$36,000
Total liabilities	$36,000	$0	$0	$36,000

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $12,693,253 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

142	Wells Fargo Equity Gateway Funds	Notes to financial statements

International Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Belgium	$2,938,206	$0	$0	$2,938,206
Canada	2,250,330	0	0	2,250,330
China	2,541,486	0	0	2,541,486
Denmark	381,268	0	0	381,268
France	12,797,598	0	0	12,797,598
Germany	20,329,351	0	0	20,329,351
Hong Kong	4,686,104	0	0	4,686,104
Ireland	7,904,971	0	0	7,904,971
Japan	18,993,997	0	0	18,993,997
Mexico	1,246,753	0	0	1,246,753
South Korea	14,650	0	0	14,650
Spain	2,487,845	0	0	2,487,845
Sweden	1,433,455	0	0	1,433,455
Switzerland	12,652,706	0	0	12,652,706
Taiwan	1,785,144	0	0	1,785,144
United Kingdom	33,515,136	0	0	33,515,136
United States	8,935,376	0	0	8,935,376

Participation Notes
Ireland	0	2,418,886	0	2,418,886

Preferred stocks
Germany	1,767,949	0	0	1,767,949

Short-term investments
Investment companies	9,867,059	0	0	9,867,059
Investments measured at net asset value*				2,506,158
Total assets	$146,529,384	$2,418,886	$0	$151,454,428

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $2,506,158 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Equity Gateway Funds	143

International Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$28,434,311	$0	$48,710	$28,483,021
Austria	5,746,241	0	0	5,746,241
Belgium	4,130,894	0	0	4,130,894
Brazil	4,150,492	0	0	4,150,492
Canada	7,819,869	0	0	7,819,869
China	14,102,164	0	0	14,102,164
Czech Republic	1,044,370	0	0	1,044,370
Denmark	1,226,054	0	0	1,226,054
Finland	1,974,732	0	0	1,974,732
France	45,224,124	0	0	45,224,124
Germany	47,995,403	0	0	47,995,403
Hong Kong	9,988,633	0	0	9,988,633
Hungary	1,196,850	0	0	1,196,850
India	2,865,322	0	0	2,865,322
Ireland	4,655,800	0	0	4,655,800
Israel	5,473,993	0	0	5,473,993
Italy	5,639,354	0	0	5,639,354
Japan	109,897,120	0	0	109,897,120
Liechtenstein	599,721	0	0	599,721
Netherlands	6,898,832	0	0	6,898,832
Norway	6,230,948	0	0	6,230,948
Poland	1,982,872	0	0	1,982,872
Portugal	1,401,875	0	0	1,401,875
Russia	4,194,456	0	0	4,194,456
Singapore	4,050,076	0	0	4,050,076
South Africa	1,860,099	0	0	1,860,099
South Korea	12,328,179	0	0	12,328,179
Spain	8,854,110	0	0	8,854,110
Sweden	10,406,680	0	0	10,406,680
Switzerland	31,110,463	0	0	31,110,463
Taiwan	2,154,895	0	0	2,154,895
Thailand	5,047,806	0	0	5,047,806
United Kingdom	93,883,267	0	0	93,883,267

Preferred stocks
Brazil	978,198	0	0	978,198

Rights
Brazil	0	6,779	0	6,779

Short-term investments
Investment companies	2,530,851	0	0	2,530,851
Investments measured at net asset value*				14,316,539
Total assets	$496,079,054	$6,779	$48,710	$510,451,082

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $14,316,539 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

144	Wells Fargo Equity Gateway Funds	Notes to financial statements

Large Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$5,992,355	$0	$0	$5,992,355
Consumer staples	5,245,325	0	0	5,245,325
Energy	8,764,370	0	0	8,764,370
Financials	22,808,234	0	0	22,808,234
Health care	10,075,327	0	0	10,075,327
Industrials	8,482,370	0	0	8,482,370
Information technology	8,745,638	0	0	8,745,638
Materials	2,668,280	0	0	2,668,280
Telecommunication services	1,794,709	0	0	1,794,709
Utilities	3,348,498	0	0	3,348,498

Short-term investments
Investment companies	1,123,879	0	0	1,123,879
Investments measured at net asset value*				1,759,295
Total assets	$79,048,985	$0	$0	$80,808,280

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $1,759,295 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Small Company Growth Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$167,660,319	$0	$0	$167,660,319
Consumer staples	31,118,946	0	0	31,118,946
Energy	32,226,308	0	0	32,226,308
Financials	112,573,141	0	0	112,573,141
Health care	277,040,158	0	0	277,040,158
Industrials	196,541,616	0	0	196,541,616
Information technology	323,772,888	0	0	323,772,888
Materials	24,505,990	0	0	24,505,990

Short-term investments
Investment companies	40,370,488	0	0	40,370,488
Investments measured at net asset value*				151,177,536
Total assets	$1,205,809,854	$0	$0	$1,356,987,390

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $151,177,536 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Equity Gateway Funds	145

Small Company Value Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$31,528,281	$0	$0	$31,528,281
Consumer staples	5,274,964	0	0	5,274,964
Energy	13,960,510	0	0	13,960,510
Financials	85,916,166	0	0	85,916,166
Health care	8,309,486	0	0	8,309,486
Industrials	16,923,555	0	0	16,923,555
Information technology	32,348,308	0	0	32,348,308
Materials	8,659,206	0	0	8,659,206
Utilities	10,535,582	0	0	10,535,582

Warrants
Health care	0	0	0	0

Short-term investments
Investment companies	4,875,803	0	0	4,875,803
Investments measured at net asset value*				5,965,825
Total assets	$218,331,861	$0	$0	$224,297,686

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investment, LLC valued at $5,965,825 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Index Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

The Portfolios recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2016, the Portfolios did not have any transfers into/out of Level 1, Level 2 or Level 3 except International Value Portfolio which had an immaterial transfer between Level 1 and Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Portfolios. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Portfolio.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management for the Portfolios. Funds Management has engaged WellsCap, Peregrine Capital Management, Inc. (“Peregrine”) (an affiliate of Funds Management and a direct wholly owned subsidiary of Wells Fargo), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Golden Capital Management, LLC (an affiliate of Funds Management), LSV Asset Management, and Phocas Financial Corporation as subadvisers.

The fees for subadvisory services are borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio.

146	Wells Fargo Equity Gateway Funds	Notes to financial statements

The annual advisory and subadvisory fee rates for each Portfolio are as follows:

	Advisory fee		Effective rate for the year ended May 31, 2016		Subadvisory fee
	starting at	declining to		Subadviser	starting at	declining to
C&B Large Cap Value Portfolio	0.65%	0.475%	0.65%	Cooke & Bieler, L.P.	0.38%	0.30%
Diversified Large Cap Growth Portfolio	0.65	0.475	0.65	WellsCap	0.30	0.20
Emerging Growth Portfolio	0.80	0.68	0.79	WellsCap	0.55	0.40
Index Portfolio	0.10	0.05	0.09	Golden Capital Management, LLC	0.05	0.02
International Growth Portfolio	0.85	0.70	0.85	Artisan Partners Limited Partnership	0.80	0.50
International Value Portfolio	0.85	0.70	0.85	LSV Asset Management	0.35	0.30
Large Company Value Portfolio	0.65	0.475	0.65	Phocas Financial Corporation	0.29	0.20
Small Company Growth Portfolio	0.80	0.68	0.79	Peregrine Capital Management, Inc.	0.50	0.45
Small Company Value Portfolio	0.80	0.68	0.80	Peregrine Capital Management, Inc.	0.45	0.40

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2016 were as follows:

	Purchases at cost	Sales proceeds
C&B Large Cap Value Portfolio	$85,183,352	$114,963,169
Diversified Large Cap Growth Portfolio	66,502,732	72,054,473
Emerging Growth Portfolio	645,259,305	731,708,252
Index Portfolio	102,056,002	425,715,055
International Growth Portfolio	93,383,839	88,165,073
International Value Portfolio	116,965,232	66,237,230
Large Company Value Portfolio	40,427,589	38,186,695
Small Company Growth Portfolio	1,109,978,075	480,747,665
Small Company Value Portfolio	164,018,108	145,721,707

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Portfolio or which the Portfolio has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of Index Portfolio at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains on affiliated securities

Wells Fargo & Company	674,695	0	90,743	583,952	$29,618,045	$944,748	$1,980,988

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2016, Index Portfolio used uninvested cash to enter into futures contracts to gain market exposure.

At May 31, 2016, Index Portfolio had long futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2016	Unrealized gains
6-16-2016	Jefferies Bache	60 Long	S&P 500 Index	$31,423,500	$1,118,000

Notes to financial statements	Wells Fargo Equity Gateway Funds	147

Index Portfolio had an average notional amount of $29,775,935 in long futures contracts outstanding during the year ended May 31, 2016.

The payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Index Portfolio	Futures – variation margin	Jefferies Bache	$36,000	$0	$(36,000)	$0
[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. Portfolios that invest a substantial portion of their assets in a sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector. The Portfolio of Investments or Summary Portfolio of Investments includes information on each Portfolio’s holdings, including sector composition, country and/or geographical composition as relevant.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

148	Wells Fargo Equity Gateway Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments (for Wells Fargo Index Portfolio), of the Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Small Company Growth Portfolio and Wells Fargo Small Company Value Portfolio (formerly known as Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio, respectively), nine of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

Other information (unaudited)	Wells Fargo Equity Gateway Funds	149

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2016:

Dividends-received deduction
C&B Large Cap Value Fund	100.00%
Diversified Equity Fund	100.00
Index Fund	98.84
Small Company Value Fund	100.00

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2016:

Long-term capital gain distributions
C&B Large Cap Value Fund	$8,527,222
Diversified Equity Fund	25,311,654
Emerging Growth Fund	101,711,376
Index Fund	140,953,431
Small Company Growth Fund	7,354,882

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2016 have been designated as qualified dividend income (QDI):

QDI
C&B Large Cap Value Fund	$2,808,799
Diversified Equity Fund	1,825,620
Index Fund	45,123,990
International Value Fund	8,674,487
Small Company Value Fund	431,180

For the fiscal year ended May 31, 2016, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Diversified Equity Fund	$765,257
Index Fund	1,272,421

Pursuant to Section 853 of the Internal Revenue Code, International Value Fund expects to designate amounts as foreign taxes paid for the fiscal year ended May 31, 2016. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

150	Wells Fargo Equity Gateway Funds	Other information (unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Equity Gateway Funds	151

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

152	Wells Fargo Equity Gateway Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of the International Value Fund, International Growth Portfolio and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 66 other funds and Assistant Treasurer of 60 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 60 other funds.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Equity Gateway Funds	153

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Small Company Growth Portfolio and Wells Fargo Small Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management, advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund and Wells Fargo Small Company Value Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which are Independent Trustees, reviewed and approved an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for each of the Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Growth Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Large Company Value Portfolio, Wells Fargo Small Company Growth Portfolio and Wells Fargo Small Company Value Portfolio (individually, a “Master Portfolio” and collectively, the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed and approved the following at the Meeting: (i) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”) for each of the Diversified Large Cap Growth Portfolio and Emerging Growth Portfolio; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) an investment sub-advisory agreement with Peregrine Capital Management, Inc. (“Peregrine”) for each of the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; and (vii) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio (collectively, the “Sub-Advisory Agreements”). WellsCap, Artisan, Cooke & Bieler, LSV, Peregrine, Golden and Phocas are collectively referred to as the “Sub-Advisers”, and the Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

The Diversified Equity Fund is a gateway blended fund that invests all of its assets in multiple Master Portfolios. The C&B Large Cap Value Fund, Emerging Growth Fund, Index Fund, International Value Fund, Small Company Growth Fund and Small Company Value Fund are gateway feeder funds that invest substantially all of their assets in the C&B Large Cap Value Portfolio, Emerging Growth Portfolio, Index Portfolio, International Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding these Funds is also applicable to the Master Portfolios identified above, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

154	Wells Fargo Equity Gateway Funds	Other information (unaudited)

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2015. The Boards considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the C&B Large Cap Value Fund was higher than or in range of the average performance of its Universe for all periods under review; (ii) the performance of the Diversified Equity Fund was higher than or in range of the average performance of its Universe for all periods under review except the three- and ten-year periods; (iii) the performance of the Emerging Growth Fund was higher than or in range of the average performance of its Universe for all periods under review except the one-year period; (iv) the performance of the Index Fund was higher than the average performance of its Universe for all periods under review; (v) the performance of the International Value Fund was higher than or in range of the average performance of its Universe for all periods under review; (vi) the performance of the Small Company Growth Fund was higher than the average performance of its Universe for all periods under review except the one-year period; and (vii) the performance of the Small Company Value Fund was higher than the average performance of its Universe for all periods under review except the ten-year period.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the C&B large Cap Value Fund was higher than or in range of its benchmark, the Russell 1000 Value Index, for all periods under review except the five-year period; (ii) the performance of the Diversified Equity Fund was lower than its benchmark, the Diversified Equity Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Diversified Equity Fund’s relative performance, for all periods under review; (iii) the performance of the Emerging Growth Fund was lower than its benchmark, the Russell 2000® Growth Index, for all periods

Other information (unaudited)	Wells Fargo Equity Gateway Funds	155

under review; (iv) the performance of the Index Fund was in range of its benchmark, the S&P 500 Index, for all periods under review; (v) the performance of the International Value Fund was higher than or in range of its benchmark, the MSCI EAFE Value Index, for all periods under review except the three-year period; (vi) the performance of the Small Company Growth Fund was higher than or in range of its benchmark, the Russell 2000® Growth Index, for all periods under review except the one-year period; and (vii) the performance of the Small Company Value Fund was higher than its benchmark, the Russell 2000® Value Index, for all periods under review except the ten-year period.

The Funds Trust Board received information concerning, and discussed factors contributing to the underperformance of certain Gateway Funds for certain periods as noted above. Funds Management advised the Funds Trust Board about certain market conditions and investment decisions that it believed contributed to such underperformance. The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Funds were as follows: (i) the net operating expense ratios of the C&B Large Cap Value Fund were lower than the median net operating expense ratios of its expense Groups for all share classes; (ii) the net operating expense ratios of the Diversified Equity Fund were lower than the median net operating expense ratios of its expense Groups for all share classes; (iii) the net operating expense ratios of the Emerging Growth Fund were equal to or lower than the median net operating expense ratios for its expense Groups for all share classes; (iv) the net operating expense ratios of the Index Fund were lower than the median net operating expense ratios for its expense Groups for all share classes; (v) the net operating expense ratios of the International Value Fund were equal to or lower than the median net operating expense ratios for its expense Groups for all share classes; (vi) the net operating expense ratios of the Small Company Growth Fund were lower than or in range of the net operating expense ratios for its expense Groups for all share classes; and (vii) the net operating expense ratios of the Small Company Value Fund were lower than or equal to the net operating expense ratios for its expense Groups for all share classes.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

Except with respect to the Diversified Equity Fund, the Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets among various master portfolios. The Funds Trust Board noted that the Diversified Equity Fund is a gateway blended fund that invests in multiple master portfolios and therefore pays an advisory fee to Funds Management.

The Funds Trust Board reviewed and considered the fee rates that are payable by each Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by each Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rates that are payable by the Master Portfolios to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rates”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

156	Wells Fargo Equity Gateway Funds	Other information (unaudited)

Among other information reviewed by the Funds Trust Board was a comparison of each Gateway Fund’s Management Rate, which, except in the case of the Diversified Equity Fund, include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Funds were as follows: (i) the Management Rates of the C&B Large Cap Value Fund were lower than or equal to the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; (ii) the Management Rates for the Diversified Equity Fund were lower than the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; (iii) the Management Rates for the Emerging Growth Fund were equal to or in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; (iv) the Management Rates for the Index Fund were in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; (v) the Management Rates for the International Value Fund were in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes except the Administrator Class; (vi) the Management Rates for the Small Company Growth Fund were lower than or in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; and (vii) the Management Rates for the Small Company Value Fund were lower than the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were lower than or equal to the median rate for the Master Portfolio’s respective expense Group. The Master Trust Board also discussed and accepted Funds Management’s proposal to revise the Master Portfolio Advisory Agreement to reduce fees at all asset levels for the International Growth Portfolio and the International Value Portfolio.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the current affiliation between Funds Management and WellsCap, Peregrine and Golden, the Master Trust Board ascribed limited relevance to the allocation of the fees between them. The Master Trust Board noted that the Small Company Growth Portfolio and Small Company Value Portfolio were each subject to a reduction in its investment sub-advisory fee breakpoint effective May 1, 2016 due to a new breakpoint schedule in the Sub-Advisory Agreement with Peregrine that was approved by the Board at the April 2016 Board meeting. With respect to Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis.

Other than with respect to the Wells Fargo Diversified Large Cap Growth Portfolio, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, in light of the services covered by the Gateway Fund Management Agreement. The Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to each Sub-Adviser under each Sub-Advisory Agreement was reasonable, in light of the services covered by the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement, respectively.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards

Other information (unaudited)	Wells Fargo Equity Gateway Funds	157

also received and considered information concerning the profitability of WellsCap, Peregrine, and Golden, if any, from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis. The Boards did not receive or consider profitability information with respect to Artisan, Cooke & Bieler, LSV and Phocas, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee structure and each Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Master Trust Board discussed and accepted Funds Management’s proposal to revise the Master Portfolio Advisory Agreement to reduce fees at all asset levels for the International Growth Portfolio and the International Value Portfolio. The Boards also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Boards considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine and Golden, and by Artisan, Cooke & Bieler, LSV and Phocas, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by WellsCap, Artisan, Cooke & Bieler, Peregrine and Golden, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine and Golden, or by Artisan, Cooke & Bieler, LSV or Phocas, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, at the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement for a one-year term and each Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable.

158	Wells Fargo Equity Gateway Funds	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

243137 07-16 AEGLD/AR111 05-16

Annual Report

May 31, 2016

Income Funds

■	Wells Fargo Core Bond Fund

■	Wells Fargo Real Return Fund

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Contents

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargofunds.com/assets/edocs/regulatory/holdings/core-bond-ann.pdf or by calling Wells Fargo Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of May 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Income Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The U.S. Federal Reserve (Fed) embarked on a tightening cycle and raised the target federal funds rate to between 0.25% and 0.50% in December 2015.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Income Funds for the 12-month period that ended May 31, 2016. Central-bank policies, moderate U.S. economic growth, and weakness in certain emerging markets economies and commodities drove bond markets. The Barclays U.S. Aggregate Bond Index1 returned 2.99% during the reporting period.

Monetary policies remained accommodative despite a move to normalize policy in the U.S.

The U.S. Federal Reserve (Fed) embarked on a tightening cycle and raised the target federal funds rate to between 0.25% and 0.50% in December 2015. However, Fed Chair Janet Yellen has emphasized that the Fed expects to raise rates only gradually, depending on economic data. In addition, the Fed is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities back into agency mortgage-backed securities and of rolling over maturing Treasury securities at auction, and it anticipates doing so until normalization of the level of the federal funds rate is well underway.

The European Central Bank cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. In Japan, the Bank of Japan (BOJ) maintained an aggressive monetary program aimed at combating deflation. The BOJ set a negative deposit rate at the end of January 2016, its latest effort to encourage banks to lend rather than hold deposits.

Global economic growth was below trend, and oil prices garnered attention.

Developed countries experienced subtrend growth and subdued inflation. In the U.S., however, economic growth advanced and inflation, as measured by the Consumer Price Index, excluding food and energy, rose 2.1% over the past 12 months. Oil prices continued to fall dramatically, reaching a secular low of $26 per barrel in February 2016 before increasing to $49 per barrel by the end of the reporting period.

Uncertainty around the divergence between U.S. and non-U.S. economic growth, persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighed on the markets. Periods of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As uncertainty about these issues waned, riskier assets tended to outperform. Over the course of the reporting period, asset classes within the Barclays U.S. Aggregate Bond Index performed as follows: Investment-grade corporate bonds returned 3.62%, commercial mortgage-backed securities returned 3.36%, asset-backed securities returned 1.81%, and mortgage-backed securities returned 2.71%. U.S. Treasury Inflation-Protected Securities returned 1.23%.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index

Letter to shareholders (unaudited)	Wells Fargo Income Funds	3

risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

British Exit from European Union (“Brexit”)

On June 23, 2016, the United Kingdom (UK) voted to leave the European Union (EU). It is expected that the UK’s exit from the EU will take place within two years after giving formal notice to the EU of its intention to withdraw; however, the exact timeframe is unknown. There is considerable uncertainty about how the UK exit from the EU will be conducted, how negotiations of necessary treaties and trade agreements will proceed or how the financial markets will react. In addition, it is not yet known whether Brexit will increase the likelihood of other countries seeking to depart the EU. Immediately following the vote, markets in the UK, Europe and the world were negatively impacted. In light of the uncertainties surrounding the impact of Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Income Funds	Performance highlights (unaudited)

Wells Fargo Core Bond Fund1

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA®

Average annual total returns (%) as of May 31, 20162

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (MBFAX)	10-31-2001	(2.24)	2.52	4.81	2.36	3.47	5.29	0.85	0.78
Class B (MBFBX)*	10-31-2001	(3.40)	2.35	4.71	1.60	2.71	4.71	1.60	1.53
Class C (MBFCX)	10-31-2001	0.61	2.70	4.47	1.61	2.70	4.47	1.60	1.53
Class R (WTRRX)	7-9-2010	–	–	–	2.13	3.23	5.02	1.10	1.03
Class R4 (MBFRX)	11-30-2012	–	–	–	2.65	3.75	5.57	0.62	0.52
Class R6 (WTRIX)	11-30-2012	–	–	–	2.81	3.89	5.69	0.47	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	2.47	3.58	5.40	0.79	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	2.76	3.86	5.68	0.52	0.42
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	2.99	3.33	4.97	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Income Funds	5

Wells Fargo Core Bond Fund (continued)

Growth of $10,000 investment as of May 31, 2016[6]

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Income Funds	Performance highlights (unaudited)

Wells Fargo Core Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index,[5] for the 12-month period that ended May 31, 2016.

■	Detractors from performance included positions in Federal Family Education Loan Program (FFELP) student loan floating-rate bonds. In credit, positioning in the pipelines, energy, and consumer cyclical subsectors detracted. An overweight to commercial mortgage-backed securities (CMBS) also held back results.

■	Contributors to performance included security selection within the credit sector, particularly in the technology, consumer noncyclical, and telecom subsectors, along with security selection and active relative-value trading within fixed-rate agency mortgages.

■	The Fund does not invest by anticipating interest-rate movements because we seek to avoid macro bets; therefore, duration had a neutral effect on performance. Instead, the Fund seeks to capture relative value with bottom-up security selection.

Macro events, accommodative monetary policy, and oil-price swings set the stage for fixed income.

The period began with Greek drama firmly taking center stage. Greek voters surprised the markets in a snap referendum by voting overwhelmingly to reject European austerity. As the Greek crisis abated, new concerns emerged for investors, most notably the dramatic sell-off in Chinese equities, which heightened concerns that China’s growth was slowing rapidly and a hard economic landing was becoming more likely.

In December 2015, the long-awaited U.S. Federal Reserve (Fed) rate hike finally arrived at the December 15 Federal Open Market Committee meeting. The federal funds target rate was increased for the first time in more than nine years, and Fed Chair Janet Yellen emphasized that suggested future rate hikes would be gradual and data dependent. Although the rate move was well telegraphed and expected by the market, risk assets stumbled following the announcement, spooked by a path of future interest-rate projections. Adding fuel to the sell-off were investors’ concerns over oil and other industrial commodities making fresh lows for the year. A late year-end rally repaired some of the damage, but uncertainty loomed.

We believe in bottom-up security selection rather than top-down macro bets.

Consistent with our bottom-up process, we maintained a neutral duration. We ended the period with a slight risk-adjusted overweight to mortgage-backed securities and CMBS compared with the benchmark because we believed valuations were close to fair. We maintained an overweight to credit because issuance remained strong and provided security selection opportunities. Notable contributors to performance for the period included security selection within the technology, consumer noncyclical, and telecom sectors. Positioning in the pipeline, energy, and consumer cyclical subsectors detracted.

In asset-backed securities (ABS), we maintained a risk-adjusted overweight that contributed to performance because fundamental valuations looked attractive and primary and secondary market technicals provided a tailwind. The Fund’s holdings of FFELP debt, however, detracted from performance. Student loan ABS remained under pressure because Moody’s Investors Service has placed a number of student loans originated under the FFELP on review for a downgrade due to an elevated risk of low payment rates, driven by a combination of low rates of voluntary prepayments, persistently high volumes of loans in deferment and forbearance, and the growing popularity of the income-based repayment and extended repayment programs.

We continue to focus on risk management and seek relative-value opportunities.

As was the case in the first quarter of 2015, U.S. gross domestic product in the first quarter of 2016 came in below expectations of 1.0% at 0.8% annualized, down from an anemic 1.4% in the fourth quarter of 2015. Employment in the U.S. continued to improve, with the unemployment rate falling to 5.0% as of the nonfarm payroll release in early May 2015.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Income Funds	7

Wells Fargo Core Bond Fund (continued)

European officials maintained an accommodative stance as European Central Bank (ECB) President Mario Draghi delivered more on the stimulus front, announcing nonfinancial corporate bonds would be included in ECB purchase programs. All eyes will continue to be on the Fed as it remains data dependent going forward.

We believe fixed-income markets will provide plenty of opportunities as we move through the balance of 2016. Increased volatility and a continued strong corporate issuance will provide opportunity for us to add value through our bottom-up, active, relative-value investment management approach, where we remain particularly focused on risk management. We continue to focus on bottom-up security selection and intend to take advantage of relative-value dislocations as they arise.

Ten largest holdings (%) as of May 31, 2016[7]
U.S. Treasury Note, 1.38%, 1-31-2021	4.80
U.S. Treasury Note, 0.88%, 5-15-2019	3.73
U.S. Treasury Note, 0.88%, 4-15-2019	3.59
U.S. Treasury Note, 0.88%, 3-31-2018	3.36
U.S. Treasury Note, 0.75%, 1-31-2018	2.69
U.S. Treasury Note, 1.38%, 5-31-2021	2.49
GNMA, 3.50%, 8-23-2046	2.33
U.S. Treasury Bond, 2.50%, 2-15-2046	2.17
GNMA, 3.00%, 8-23-2046	1.79
FHLMC, 3.50%, 8-16-2046	1.62

Portfolio allocation as of May 31, 2016[8]

Please see footnotes on page 5.

8	Wells Fargo Income Funds	Performance highlights (unaudited)

Wells Fargo Real Return Fund1

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Michael Bradshaw, CFA®

Christian L. Chan, CFA®

Ann M. Miletti

Jay N. Mueller, CFA®

Thomas M. Prince, CFA®

Dale Winner, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (IPBAX)	2-28-2003	(3.54)	1.20	3.54	1.01	2.13	4.02	1.45	0.85
Class B (IPBBX)*	2-28-2003	(4.69)	1.00	3.50	0.31	1.38	3.50	2.20	1.60
Class C (IPBCX)	2-28-2003	(0.79)	1.37	3.27	0.21	1.37	3.27	2.20	1.60
Administrator Class (IPBIX)	2-28-2003	–	–	–	1.21	2.38	4.31	1.39	0.60
Barclays U.S. TIPS Index[4]	–	–	–	–	1.23	2.38	4.56	–	–
Consumer Price Index[5]	–	–	–	–	1.02	1.23	1.72	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price.

The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to mortgage- and asset-backed securities risk and small-company securities risk. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Income Funds	9

Wells Fargo Real Return Fund (continued)

Growth of $10,000 investment as of May 31, 2016[6]

[1]	The Fund is a gateway feeder fund that invests all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation indexed linked U.S. Treasury securities. You cannot invest directly in an index.

[5]	The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares since inception with the Barclays U.S. TIPS Index and CPI. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Index (Net) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]	The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[11]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[12]	Amounts represent the effective maturity of the affiliated master portfolio which are calculated based on the total fixed-income investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

10	Wells Fargo Income Funds	Performance highlights (unaudited)

Wells Fargo Real Return Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmarks, the Barclays U.S. Treasury Inflation-Protected Securities Index,[4] and the Consumer Price Index,[5] for the 12-month period that ended May 31, 2016.

■	Exposure to global stocks detracted from the relative performance of the Fund amid a sharp sell-off in overseas markets during the period.

■	Allocations to real estate investment trusts (REITs) and gold-mining stocks contributed positively to the relative performance of the Fund.

Weakness in China, coupled with wild swings in oil prices, drove volatility higher during the 12-month period.

The 12-month period was marked by several periods of elevated volatility, sharp reversals in global equity markets, and a divergence in policies among global central banks. After reaching their all-time highs in mid-2015, stock prices declined sharply in August 2015 amid turmoil in Chinese equities and the devaluation of the yuan. Fears of a global slowdown sent several equity markets into correction territory for the first time since the financial crisis. Meanwhile, the Volatility Index, which is a forward-looking measure of market volatility, soared to levels last seen in 2011 when U.S. government debt was downgraded. Markets recovered in the fourth quarter of 2015 as contagion fears abated and a strengthening U.S. job market buoyed investor sentiment.

The second round of heightened volatility occurred in early 2016, right on the heels of the U.S. Federal Reserve’s first rate hike since 2006. Although the event itself initially had a muted impact on financial markets, the prospect of tighter U.S. monetary conditions in the face of renewed turmoil in China and another sharp fall in the price of oil below $30 per barrel rekindled concerns about the fragility of global macroeconomic conditions. The resulting sell-off was steep and marked the worst start to the year in recent history. Prices on risk assets such as stocks, high-yield bonds, and emerging markets currencies fell precipitously, as did inflation expectations. Long-term U.S. Treasury bonds and gold, on the other hand, benefited from the overall flight to safety. From year-end 2015 to the low point in mid-February 2016, global stock markets fell 11.4% (as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net))7 while gold prices and long-term U.S. Treasury bonds gained 10.5% and 17.7%, respectively. Markets reversed course in February and March as investors shifted into a risk-taking mode, in large part due to a rebound in oil prices and a renewed sense of optimism surrounding the willingness of central banks to provide additional stimulus.

Ten largest holdings (%) as of May 31, 2016[8]
TIPS, 0.13%, 4-15-2020	6.05
TIPS, 0.63%, 1-15-2026	3.16
TIPS, 0.13%, 7-15-2024	2.91
TIPS, 0.38%, 7-15-2025	2.84
TIPS, 0.63%, 1-15-2024	2.80
TIPS, 0.38%, 7-15-2023	2.73
TIPS, 0.13%, 1-15-2023	2.69
TIPS, 0.13%, 7-15-2022	2.61
TIPS, 0.13%, 4-15-2019	2.47
TIPS, 0.25%, 1-15-2025	2.41

The Fund uses a multi-asset-class strategy to target inflation protection.

During the 12-month period, we maintained allocations to Treasury Inflation-Protected Securities (TIPS) as well as other inflation-sensitive sectors, such as REITs, short-term high-yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy while seeking to achieve similar levels of volatility.

Exposure to global stocks detracted from the relative performance of the Fund amid a sharp sell-off in overseas markets during the period. While U.S. equity markets posted slightly positive gains, international developed and emerging markets stocks ended the period firmly in negative territory. For the 12-month period, large-cap U.S. stocks (as measured by the S&P 500 Index)9 gained 1.7% while international developed and emerging markets stocks (as measured by the MSCI Europe, Australasia, Far East (EAFE) Index (Net)10 and the MSCI Emerging Markets (EM) Index (Net),11) lost 9.7% and 17.6%, respectively. Meanwhile, allocations to REITs and gold-mining stocks contributed positively to the relative performance of the Fund.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Income Funds	11

Wells Fargo Real Return Fund (continued)

Effective maturity distribution as of May 31, 2016[12]

We continue to find TIPS and inflation-sensitive equities attractive relative to nominal Treasury bonds and notes.

We expect the European Central Bank and the Bank of Japan to maintain accommodative monetary policies in order to combat subdued inflationary pressures and bolster their respective economies. Meanwhile, U.S. economic growth has shown signs of resilience as evidenced by a steadily declining unemployment rate and rising consumer confidence.

With bond yields hovering near the all-time lows reached during the height of the European debt crisis, our view is that there is a fair amount of downside risk to U.S. government bonds should there be an uptick in inflationary pressures. In the current macroeconomic environment, where yields and inflation expectations remain depressed by historical standards, we continue to find value in TIPS, shorter-term high-yield bonds, and inflation-sensitive global stocks.

Please see footnotes on page 9.

12	Wells Fargo Income Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Core Bond Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,026.53	$3.95	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.78%
Class B
Actual	$1,000.00	$1,022.75	$7.74	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.72	1.53%
Class C
Actual	$1,000.00	$1,022.89	$7.74	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.72	1.53%
Class R
Actual	$1,000.00	$1,025.73	$5.22	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20	1.03%
Class R4
Actual	$1,000.00	$1,028.36	$2.64	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63	0.52%
Class R6
Actual	$1,000.00	$1,028.32	$1.88	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.87	0.37%

Please see footnote on page 13.

Fund expenses (unaudited)	Wells Fargo Income Funds	13

Wells Fargo Core Bond Fund (continued)	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period[1]	Net annualized expense ratio
Administrator Class
Actual	$1,000.00	$1,027.42	$3.55	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54	0.70%
Institutional Class
Actual	$1,000.00	$1,028.88	$2.13	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$2.12	0.42%
Wells Fargo Real Return Fund
Class A
Actual	$1,000.00	$1,043.22	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%
Class B
Actual	$1,000.00	$1,039.55	$8.16	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07	1.60%
Class C
Actual	$1,000.00	$1,038.45	$8.15	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07	1.60%
Administrator Class
Actual	$1,000.00	$1,044.34	$3.07	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03	0.60%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

14	Wells Fargo Income Funds	Portfolios of investments—May 31, 2016

CORE BOND FUND

Security name	Value

Investment Companies: 99.94%

Affiliated Master Portfolios: 99.94%
Wells Fargo Core Bond Portfolio	$3,905,568,217

Total Investment Companies (Cost $3,877,624,021)	3,905,568,217

Total investments in securities (Cost $3,877,624,021) *	99.94%	3,905,568,217
Other assets and liabilities, net	0.06	2,470,823

Total net assets	100.00%	$3,908,039,040

*	Cost for federal income tax purposes is $3,881,216,516 and unrealized gains (losses) consists of:

Gross unrealized gains	$24,351,701
Gross unrealized losses	0

Net unrealized gains	$24,351,701

REAL RETURN FUND

Security name	Value

Investment Companies: 99.56%

Affiliated Master Portfolios: 99.56%
Wells Fargo Real Return Portfolio	$45,019,976

Total Investment Companies (Cost $43,936,521)	45,019,976

Total investments in securities (Cost $43,936,521) *	99.56%	45,019,976
Other assets and liabilities, net	0.44	199,399

Total net assets	100.00%	$45,219,375

*	Cost for federal income tax purposes is $43,877,578 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,142,398
Gross unrealized losses	0

Net unrealized gains	$1,142,398

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2016	Wells Fargo Income Funds	15

	Core Bond Fund	Real Return Fund

Assets
Investment in the affiliated Master Portfolio, at value (see cost below)	$3,905,568,217	$45,019,976
Receivable for Fund shares sold	12,964,462	214,979
Receivable from administrator	0	8,340
Prepaid expenses and other assets	120,624	27,222

Total assets	3,918,653,303	45,270,517

Liabilities
Dividends payable	1,015,552	0
Payable for Fund shares redeemed	8,899,004	28,217
Distribution fees payable	46,629	3,677
Administration fees payable	214,251	0
Shareholder report expenses payable	40,392	5,219
Shareholder servicing fees payable	282,997	9,661
Accrued expenses and other liabilities	115,438	4,368

Total liabilities	10,614,263	51,142

Total net assets	$3,908,039,040	$45,219,375

NET ASSETS CONSIST OF
Paid-in capital	$3,900,747,221	$43,990,664
Undistributed net investment income	2,098,037	128,869
Accumulated net realized gains (losses) on investments	(22,750,414)	16,387
Net unrealized gains on investments	27,944,196	1,083,455

Total net assets	$3,908,039,040	$45,219,375

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$699,273,150	$18,938,223
Shares outstanding – Class A1	52,654,841	1,903,750
Net asset value per share – Class A	$13.28	$9.95
Maximum offering price per share – Class A2	$13.91	$10.42
Net assets – Class B	$502,330	$20,856
Shares outstanding – Class B1	37,948	2,135
Net asset value per share – Class B	$13.24	$9.77
Net assets – Class C	$66,612,481	$5,653,637
Shares outstanding – Class C1	5,064,124	578,598
Net asset value per share – Class C	$13.15	$9.77
Net assets – Class R	$17,984,874	N/A
Shares outstanding – Class R1	1,387,080	N/A
Net asset value per share – Class R	$12.97	N/A
Net assets – Class R4	$41,271,569	N/A
Share outstanding – Class R4[1]	3,187,357	N/A
Net asset value per share – Class R4	$12.95	N/A
Net assets – Class R6	$450,791,171	N/A
Shares outstanding – Class R6[1]	34,810,671	N/A
Net asset value per share – Class R6	$12.95	N/A
Net assets – Administrator Class	$529,530,285	$20,606,659
Shares outstanding – Administrator Class[1]	40,839,230	2,054,281
Net asset value per share – Administrator Class	$12.97	$10.03
Net assets – Institutional Class	$2,102,073,180	N/A
Shares outstanding – Institutional Class[1]	162,355,106	N/A
Net asset value per share – Institutional Class	$12.95	N/A

Investment in the affiliated Master Portfolio, at cost	$3,877,624,021	$43,936,521

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Funds	Statements of operations—year ended May 31, 2016

	Core Bond Fund		Real Return Fund

Investment income
Interest allocated from the affiliated Master Portfolio	$74,734,498		$548,833
Dividends allocated from the affiliated Master Portfolio*	0		153,294
Affiliated income allocated from the affiliated Master Portfolio	496,271		1,332
Securities lending income allocated from the affiliated Master Portfolio	124,087		7,736
Expenses allocated from the affiliated Master Portfolio	(12,367,744)		(210,581)
Waivers allocated from the affiliated Master Portfolio	457,699		44,127

Total investment income	63,444,811		544,741

Expenses
Management fee	1,703,243		19,014
Administration fees
Class A	936,796		25,821
Class B	1,496		84
Class C	108,638		11,615
Class R	26,042		N/A
Class R4	34,171		N/A
Class R6	173,888		N/A
Administrator Class	476,870		14,577
Institutional Class	1,286,681		N/A
Investor Class	53,448	[1]	N/A
Shareholder servicing fees
Class A	1,463,744		40,345
Class B	2,337		131
Class C	169,747		18,149
Class R	40,690		N/A
Class R4	42,713		N/A
Administrator Class	1,190,776		35,698
Investor Class	70,326	[1]	N/A
Distribution fees
Class B	7,012		393
Class C	509,240		54,445
Class R	40,690		N/A
Custody and accounting fees	129,134		3,022
Professional fees	30,035		31,388
Registration fees	167,768		51,552
Shareholder report expenses	192,624		980
Trustees’ fees and expenses	87,410		20,122
Other fees and expenses	39,106		5,883

Total expenses	8,984,625		333,219
Less: Fee waivers and/or expense reimbursements	(2,424,877)		(158,049)

Net expenses	6,559,748		175,170

Net investment income	56,885,063		369,571

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on securities transaction allocated from the affiliated Master Portfolio	30,089,873		(94,342)
Net change in unrealized gains (losses) on securities transactions allocated from the affiliated Master Portfolio	4,892,256		448,378

Net realized and unrealized gains (losses) on investments	34,982,129		354,036

Net increase in net assets resulting from operations	$91,867,192		$723,607

* Net of foreign dividend withholding taxes allocated from the affiliated Master Portfolio in the amount of	$0		$8,889

[1]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Income Funds	17

	Core Bond Fund
	Year ended May 31, 2016			Year ended May 31, 2015

Operations
Net investment income			$56,885,063		$44,382,432
Net realized gains on investments			30,089,873		47,175,434
Net change in unrealized gains (losses) on investments			4,892,256		(14,214,826)

Net increase in net assets resulting from operations			91,867,192		77,343,040

Distributions to shareholders from
Net investment income
Class A			(8,389,835)		(6,367,850)
Class B			(6,347)		(13,601)
Class C			(461,896)		(526,070)
Class R			(192,416)		(204,535)
Class R4			(721,295)		(301,362)
Class R6			(10,656,813)		(8,573,230)
Administrator Class			(7,206,291)		(6,530,804)
Institutional Class			(28,855,628)		(21,645,383)
Investor Class			(390,665)[1]		(1,042,999)

Total distributions to shareholders			(56,881,186)		(45,205,834)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	30,562,544		401,063,165	17,971,486	235,630,095
Class B	7,110		92,496	5,794	75,748
Class C	1,245,714		16,170,020	1,111,855	14,430,938
Class R	516,463		6,608,967	783,753	10,023,919
Class R4	457,816		5,844,509	4,293,814	55,081,322
Class R6	22,221,787		284,183,219	44,555,184	572,349,232
Administrator Class	20,672,744		264,372,378	16,736,880	215,246,257
Institutional Class	91,619,539		1,171,763,978	49,516,356	633,001,084
Investor Class	428,364	[1]	5,459,036 [1]	1,213,452	15,517,521

			2,155,557,768		1,751,356,116

Reinvestment of distributions
Class A	581,976		7,639,126	428,287	5,615,379
Class B	470		6,137	992	12,927
Class C	17,152		222,796	17,848	231,386
Class R	5,857		74,968	6,287	80,370
Class R4	56,422		721,295	23,328	301,362
Class R6	793,053		10,128,176	663,379	8,507,857
Administrator Class	554,050		7,096,753	501,436	6,420,079
Institutional Class	1,683,434		21,533,371	1,327,635	16,973,646
Investor Class	25,095	[1]	319,617 [1]	80,287	1,027,384

			47,742,239		39,170,390

Please see footnote on page 18.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Funds	Statements of changes in net assets

	Core Bond Fund
	Year ended May 31, 2016		Year ended May 31, 2015

	Shares		Shares

Capital share transactions (continued)
Payment for shares redeemed
Class A	(16,942,422)	$(222,433,710)	(10,589,489)	$(138,586,528)
Class B	(72,544)	(947,339)	(115,766)	(1,507,965)
Class C	(1,783,639)	(23,130,654)	(1,858,972)	(24,109,058)
Class R	(412,502)	(5,265,096)	(860,205)	(11,034,948)
Class R4	(1,165,926)	(14,848,260)	(479,442)	(6,178,101)
Class R6	(44,787,565)	(570,876,875)	(11,617,990)	(149,382,398)
Administrator Class	(18,365,649)	(234,906,387)	(11,799,313)	(150,982,820)
Institutional Class	(36,979,227)	(472,735,235)	(40,315,878)	(513,863,486)
Investor Class	(6,089,488)[1]	(77,924,960)[1]	(1,491,148)	(19,075,189)

		(1,623,068,516)		(1,014,720,493)

Net increase in net assets resulting from capital share transactions		580,231,491		775,806,013

Total increase in net assets		615,217,497		807,943,219

Net assets
Beginning of period		3,292,821,543		2,484,878,324

End of period		$3,908,039,040		$3,292,821,543

Undistributed net investment income		$2,098,037		$2,094,160

[1]	For the period from June 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Income Funds	19

	Real Return Fund
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$369,571		$102,117
Net realized gains (losses) on investments		(94,342)		740,740
Net change in unrealized gains (losses) on investments		448,378		(641,821)

Net increase in net assets resulting from operations		723,607		201,036

Distributions to shareholders from
Net investment income
Class A		(105,174)		(118,899)
Class B		(215)		(784)
Class C		(19,227)		(40,049)
Administrator Class		(118,294)		(57,817)
Net realized gains
Class A		(240,328)		(105,640)
Class B		(692)		(1,138)
Class C		(113,074)		(66,105)
Administrator Class		(250,329)		(44,811)

Total distributions to shareholders		(847,333)		(435,243)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,242,256	12,000,616	382,302	3,837,289
Class B	0	0	333	3,340
Class C	195,517	1,891,126	85,006	845,717
Administrator Class	1,653,728	16,251,043	571,353	5,803,056

		30,142,785		10,489,402

Reinvestment of distributions
Class A	30,219	289,502	20,753	205,634
Class B	97	907	197	1,922
Class C	12,509	117,358	9,408	91,880
Administrator Class	34,404	332,457	9,708	96,877

		740,224		396,313

Payment for shares redeemed
Class A	(657,483)	(6,397,152)	(639,048)	(6,367,493)
Class B	(7,500)	(71,235)	(9,996)	(98,538)
Class C	(382,563)	(3,632,916)	(250,951)	(2,472,907)
Administrator Class	(686,150)	(6,659,978)	(150,035)	(1,512,161)

		(16,761,281)		(10,451,099)

Net increase in net assets resulting from capital share transactions		14,121,728		434,616

Total increase in net assets		13,998,002		200,409

Net assets
Beginning of period		31,221,373		31,020,964

End of period		$45,219,375		$31,221,373

Undistributed (overdistributed) net investment income		$128,869		$(223)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Funds	Financial highlights

Core Bond Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2016	$13.16	0.19	[4]	0.12	(0.19)	0.00	$13.28
Year ended May 31, 2015	$12.98	0.18		0.19	(0.19)	0.00	$13.16
Year ended May 31, 2014	$13.02	0.19		0.12	(0.20)	(0.15)	$12.98
Year ended May 31, 2013	$13.46	0.18		0.12	(0.18)	(0.56)	$13.02
Year ended May 31, 2012	$13.05	0.26		0.72	(0.26)	(0.31)	$13.46
Class B
Year ended May 31, 2016	$13.12	0.09	[4]	0.12	(0.09)	0.00	$13.24
Year ended May 31, 2015	$12.94	0.09	[4]	0.18	(0.09)	0.00	$13.12
Year ended May 31, 2014	$12.98	0.10	[4]	0.12	(0.11)	(0.15)	$12.94
Year ended May 31, 2013	$13.43	0.08	[4]	0.10	(0.07)	(0.56)	$12.98
Year ended May 31, 2012	$13.01	0.16		0.73	(0.16)	(0.31)	$13.43
Class C
Year ended May 31, 2016	$13.03	0.09		0.12	(0.09)	0.00	$13.15
Year ended May 31, 2015	$12.86	0.09		0.17	(0.09)	0.00	$13.03
Year ended May 31, 2014	$12.90	0.10		0.12	(0.11)	(0.15)	$12.86
Year ended May 31, 2013	$13.34	0.07		0.12	(0.07)	(0.56)	$12.90
Year ended May 31, 2012	$12.93	0.16		0.72	(0.16)	(0.31)	$13.34
Class R
Year ended May 31, 2016	$12.85	0.15	[4]	0.12	(0.15)	0.00	$12.97
Year ended May 31, 2015	$12.67	0.15	[4]	0.18	(0.15)	0.00	$12.85
Year ended May 31, 2014	$12.71	0.16	[4]	0.12	(0.17)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.14	[4]	0.11	(0.14)	(0.56)	$12.71
Year ended May 31, 2012	$12.76	0.22		0.71	(0.22)	(0.31)	$13.16
Class R4
Year ended May 31, 2016	$12.83	0.22		0.12	(0.22)	0.00	$12.95
Year ended May 31, 2015	$12.66	0.21		0.18	(0.22)	0.00	$12.83
Year ended May 31, 2014	$12.70	0.22		0.12	(0.23)	(0.15)	$12.66
Year ended May 31, 2013[5]	$13.46	0.10	[4]	(0.21)	(0.09)	(0.56)	$12.70
Class R6
Year ended May 31, 2016	$12.83	0.24		0.12	(0.24)	0.00	$12.95
Year ended May 31, 2015	$12.66	0.23		0.17	(0.23)	0.00	$12.83
Year ended May 31, 2014	$12.70	0.24		0.12	(0.25)	(0.15)	$12.66
Year ended May 31, 2013[5]	$13.46	0.11	[4]	(0.21)	(0.10)	(0.56)	$12.70
Administrator Class
Year ended May 31, 2016	$12.85	0.19		0.12	(0.19)	0.00	$12.97
Year ended May 31, 2015	$12.67	0.19	[4]	0.18	(0.19)	0.00	$12.85
Year ended May 31, 2014	$12.71	0.21		0.11	(0.21)	(0.15)	$12.67
Year ended May 31, 2013	$13.16	0.19		0.10	(0.18)	(0.56)	$12.71
Year ended May 31, 2012	$12.76	0.27		0.71	(0.27)	(0.31)	$13.16
Institutional Class
Year ended May 31, 2016	$12.83	0.23		0.12	(0.23)	0.00	$12.95
Year ended May 31, 2015	$12.66	0.22		0.18	(0.23)	0.00	$12.83
Year ended May 31, 2014	$12.70	0.23		0.12	(0.24)	(0.15)	$12.66
Year ended May 31, 2013	$13.14	0.22		0.12	(0.22)	(0.56)	$12.70
Year ended May 31, 2012	$12.75	0.31		0.69	(0.30)	(0.31)	$13.14

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

[5]	For the period from November 30, 2012 (commencement of class operations) to May 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Funds	21

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.43%	0.83%	0.78%	2.36%	667%	$699,273
1.39%	0.83%	0.78%	2.85%	586%	$506,043
1.52%	0.83%	0.78%	2.46%	646%	$397,780
1.31%	0.83%	0.80%	2.14%	547%	$408,864
1.91%	0.82%	0.82%	7.65%	803%	$450,013

0.68%	1.58%	1.53%	1.60%	667%	$502
0.67%	1.58%	1.53%	2.09%	586%	$1,350
0.77%	1.58%	1.53%	1.70%	646%	$2,742
0.56%	1.57%	1.55%	1.31%	547%	$8,208
1.23%	1.57%	1.57%	6.95%	803%	$11,998

0.68%	1.58%	1.53%	1.61%	667%	$66,612
0.65%	1.58%	1.53%	2.02%	586%	$72,798
0.77%	1.58%	1.53%	1.71%	646%	$81,187
0.53%	1.58%	1.55%	1.39%	547%	$116,837
1.18%	1.57%	1.57%	6.90%	803%	$127,677

1.18%	1.08%	1.03%	2.13%	667%	$17,985
1.15%	1.08%	1.03%	2.63%	586%	$16,411
1.27%	1.08%	1.03%	2.23%	646%	$17,077
1.04%	1.07%	1.05%	1.83%	547%	$19,548
1.67%	1.07%	1.07%	7.43%	803%	$20,088

1.69%	0.60%	0.52%	2.65%	667%	$41,272
1.53%	0.59%	0.52%	3.07%	586%	$49,261
1.78%	0.58%	0.52%	2.75%	646%	$17
1.56%	0.57%	0.52%	(0.84)%	547%	$10

1.84%	0.45%	0.37%	2.81%	667%	$450,791
1.76%	0.45%	0.37%	3.23%	586%	$726,165
1.94%	0.45%	0.37%	2.91%	646%	$290,977
1.72%	0.45%	0.37%	(0.77)%	547%	$205,225

1.51%	0.77%	0.70%	2.47%	667%	$529,530
1.47%	0.77%	0.70%	2.96%	586%	$487,981
1.60%	0.77%	0.70%	2.57%	646%	$412,419
1.43%	0.76%	0.70%	2.19%	547%	$526,028
2.08%	0.76%	0.70%	7.83%	803%	$802,788

1.79%	0.50%	0.42%	2.76%	667%	$2,102,073
1.75%	0.50%	0.42%	3.17%	586%	$1,360,398
1.88%	0.50%	0.42%	2.85%	646%	$1,208,745
1.67%	0.50%	0.42%	2.56%	547%	$1,505,192
2.32%	0.49%	0.42%	8.05%	803%	$1,965,338

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Funds	Financial highlights

Real Return Fund	Beginning net asset value per share	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share
Class A
Year ended May 31, 2016	$10.07	0.10	[4]	(0.01)	(0.07)	(0.14)	$9.95
Year ended May 31, 2015	$10.11	0.05	[4]	0.07	(0.08)	(0.08)	$10.07
Year ended May 31, 2014	$10.85	0.10	[4]	(0.21)	(0.09)	(0.54)	$10.11
Year ended May 31, 2013	$11.66	0.11		(0.36)	(0.21)	(0.35)	$10.85
Year ended May 31, 2012	$10.84	0.27		1.01	(0.36)	(0.10)	$11.66
Class B
Year ended May 31, 2016	$9.91	0.06	[4]	(0.04)	(0.02)	(0.14)	$9.77
Year ended May 31, 2015	$9.99	(0.03)[4]		0.07	(0.04)	(0.08)	$9.91
Year ended May 31, 2014	$10.75	0.01	[4]	(0.20)	(0.03)	(0.54)	$9.99
Year ended May 31, 2013	$11.58	0.03	[4]	(0.36)	(0.15)	(0.35)	$10.75
Year ended May 31, 2012	$10.76	0.19	[4]	1.00	(0.27)	(0.10)	$11.58
Class C
Year ended May 31, 2016	$9.92	0.03	[4]	(0.02)	(0.02)	(0.14)	$9.77
Year ended May 31, 2015	$10.00	(0.03)[4]		0.08	(0.05)	(0.08)	$9.92
Year ended May 31, 2014	$10.76	0.03	[4]	(0.21)	(0.04)	(0.54)	$10.00
Year ended May 31, 2013	$11.59	0.04		(0.37)	(0.15)	(0.35)	$10.76
Year ended May 31, 2012	$10.77	0.19		1.00	(0.27)	(0.10)	$11.59
Administrator Class
Year ended May 31, 2016	$10.15	0.13	[4]	(0.02)	(0.09)	(0.14)	$10.03
Year ended May 31, 2015	$10.17	0.10	[4]	0.06	(0.10)	(0.08)	$10.15
Year ended May 31, 2014	$10.90	0.13	[4]	(0.22)	(0.10)	(0.54)	$10.17
Year ended May 31, 2013	$11.71	0.15	[4]	(0.37)	(0.24)	(0.35)	$10.90
Year ended May 31, 2012	$10.89	0.39	[4]	0.92	(0.39)	(0.10)	$11.71

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio.

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate is calculated by multiplying the Fund’s investment percentage in the affiliated Master Portfolio by the affiliated Master Portfolio’s portfolio turnover rate.

[4]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Funds	23

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.98%	1.20%	0.85%	1.01%	29%	$18,938
0.47%	1.31%	0.85%	1.24%	57%	$12,977
0.96%	1.20%	0.85%	(0.76)%	9%	$15,415
1.09%	1.08%	0.85%	(2.27)%	15%	$28,298
2.42%	1.11%	0.85%	12.02%	23%	$36,935

0.65%	1.95%	1.60%	0.31%	29%	$21
(0.30)%	2.05%	1.60%	0.45%	57%	$95
0.09%	1.95%	1.60%	(1.53)%	9%	$190
0.29%	1.83%	1.60%	(3.02)%	15%	$571
1.69%	1.84%	1.60%	11.25%	23%	$899

0.30%	1.95%	1.60%	0.21%	29%	$5,654
(0.33)%	2.06%	1.60%	0.46%	57%	$7,471
0.29%	1.95%	1.60%	(1.46)%	9%	$9,095
0.39%	1.83%	1.60%	(3.01)%	15%	$13,774
1.68%	1.86%	1.60%	11.24%	23%	$15,631

1.30%	1.13%	0.60%	1.21%	29%	$20,607
0.99%	1.27%	0.60%	1.56%	57%	$10,679
1.31%	1.14%	0.60%	(0.51)%	9%	$6,320
1.34%	1.02%	0.60%	(2.08)%	15%	$8,271
3.42%	1.01%	0.60%	12.26%	23%	$9,833

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Core Bond Fund (“Core Bond Fund”) and Wells Fargo Real Return Fund (“Real Return Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

After the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Investor Class shareholders of Core Bond Fund received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by Core Bond Fund.

Each Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (an “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense, and realized and unrealized gains and losses. The financial statements of each affiliated Master Portfolio for the year ended May 31, 2016 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2016, Core Bond Fund owned 90% of Wells Fargo Core Bond Portfolio and Real Return Fund owned 70% of Wells Fargo Real Return Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

An investment in an affiliated Master Portfolio is valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which is also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each affiliated Master Portfolio. Realized gains or losses in each affiliated Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each affiliated Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each affiliated Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Notes to financial statements	Wells Fargo Income Funds	25

Distributions to shareholders

For Core Bond Fund, distributions to shareholders from net investment income are accrued daily and paid monthly. For Real Return Fund, distributions to shareholders from net investment income are recorded on the ex-dividend date. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed net investment income	Accumulated net realized gains (losses) on investments
Core Bond Fund	$(2,412,754)	$0	$2,412,754
Real Return Fund	3,798	2,431	(6,229)

As of May 31, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
	2017	Short-term	Long-term
Core Bond Fund	$17,505,682	$0	$0
Real Return Fund	0	19,900	22,656

As of May 31, 2016, Core Bond Fund had $1,802,544 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

26	Wells Fargo Income Funds	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

At May 31, 2016, the affiliated Master Portfolio of each Fund was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective of each affiliate Master Portfolio and the value of each affiliated Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$3,905,568,217
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	45,019,976

Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with each Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Fund. As long as each Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, each Fund pays Funds Management an investment management fee only for fund-level administrative services. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase.

Prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of each Fund increased. For financial statement purposes, the fund-level administration fee under the prior administration agreement for each Fund has been included in management fee on the Statements of Operations.

For the year ended May 31, 2016, the management fee was equivalent to an annual rate of 0.05% of each Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.16%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class

Notes to financial statements	Wells Fargo Income Funds	27

specific expenses. Funds Management has committed through September 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class B	Class C	Class R	Class R4	Class R6	Administrator Class	Institutional Class
Core Bond Fund	0.78%	1.53%	1.53%	1.03%	0.52%	0.37%	0.70%	0.42%
Real Return Fund	0.85	1.60	1.60	N/A	N/A	N/A	0.60	N/A

Net expenses from affiliated Master Portfolios are included in the expense caps. After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended May 31, 2016, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges:

	Front-end sales charges Class A	Contingent deferred sales charges
		Class B	Class C
Core Bond Fund	$11,080	$161	$36
Real Return Fund	665	0	0

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, Administrator Class, and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2016 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Core Bond Fund	$21,934,549,372	$3,130,900,368	$21,585,169,658	$2,694,499,673
Real Return Fund	13,711,054	8,488,831	7,285,046	3,451,618

*	The Funds seek to achieve their investment objective by investing all of their investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying each Fund’s ownership percentage of the respective affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

28	Wells Fargo Income Funds	Notes to financial statements

For the year ended May 31, 2016, there were no borrowings by the Funds under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31 2016, and May 31, 2015, were as follows:

	Ordinary income		Long-term capital gain
	2016	2015	2016	2015
Core Bond Fund	$56,881,186	$45,205,834	$0	$0
Real Return Fund	334,615	217,549	512,718	217,694

As of May 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
Core Bond Fund	$3,263,896	$24,351,701	$(1,802,544)	$(17,505,682)
Real Return Fund	128,869	1,142,398	0	(42,556)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

9. REDEMPTION IN-KIND

After the close of business on October 29, 2015, Core Bond Fund redeemed assets through an in-kind redemption. In the redemption transaction, Core Bond Fund made a corresponding in-kind redemption from Wells Fargo Core Bond Portfolio which distributed securities to Core Bond Fund. These securities with a value of $223,656,162 along with cash in the amount of $20,349,815 were then in turn distributed to the shareholder. Core Bond Fund recognized gains in the amount of $1,542,694, which are reflected on the Statements of Operations. The redemption in-kind by a shareholder of Class R6 represented 7.17% of Core Bond Fund and is reflected on the Statements of Changes in Net Assets.

10. SUBSEQUENT DISTRIBUTIONS

On June 24, 2016, Real Return Fund declared distributions from net investment income to shareholders of record on

June 23, 2016. The per share amounts payable on June 27, 2016 were as follows:

Net investment income
Class A	$0.01905
Class B	0.00000
Class C	0.00000
Administrator Class	0.01901

On July 25, 2016, Real Return Fund declared distributions from net investment income to shareholders of record on July 22, 2016. The per share amounts payable on July 26, 2016 were as follows:

Net investment income
Class A	$0.01165
Class B	0.00000
Class C	0.00000
Administrator Class	0.01198

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the tax year-end of each Fund.

Report of independent registered public accounting firm	Wells Fargo Income Funds	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Core Bond Fund and the Wells Fargo Real Return Fund (formerly known as Wells Fargo Advantage Core Bond Fund and the Wells Fargo Advantage Real Return Fund) (the “Funds”), two of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2016, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2016, by correspondence with the transfer agent or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2016, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

30	Wells Fargo Income Funds	Summary portfolio of investments—May 31, 2016

CORE BOND PORTFOLIO

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 30.53%
FHLMC	3.00%	2-15-2045	$19,734,107	$20,112,137	0.46%
FHLMC	1.13-7.00	8-1-2017 to 4-1-2046	181,825,901	193,227,923	4.47
FHLMC	3.50	7-1-2032	15,970,400	16,975,238	0.39
FHLMC	3.50	4-1-2044	16,257,869	17,198,235	0.40
FHLMC	3.50	12-1-2045	14,237,054	14,991,659	0.35
FHLMC	3.50	2-1-2046	15,782,716	16,620,139	0.38
FHLMC %%	3.50	8-16-2046	67,700,000	70,571,956	1.63
FHLMC	4.00	8-1-2044	20,216,471	21,888,997	0.50
FHLMC	4.00	10-1-2045	14,278,557	15,358,973	0.35
FHLMC %%	4.00	7-14-2046	22,600,000	24,070,270	0.55
FHLMC Series 300 Class 300	3.00	1-15-2043	18,852,363	19,215,529	0.44
FNMA	0.00-8.16	4-1-2017 to 6-13-2046	381,070,503	404,080,072	9.30
FNMA	3.00	10-25-2042	17,620,845	17,947,513	0.41
FNMA	3.00	6-1-2043	14,511,441	14,929,579	0.34
FNMA	3.50	5-1-2031	12,277,838	13,123,375	0.30
FNMA	3.50	11-1-2035	11,089,398	11,759,608	0.27
FNMA	3.50	6-1-2045	18,189,829	19,162,602	0.44
FNMA	3.50	8-1-2045	11,133,388	11,728,810	0.27
FNMA	3.50	4-1-2046	18,707,016	19,752,827	0.46
FNMA %%	3.50	8-16-2046	25,300,000	26,402,922	0.61
FNMA	4.00	9-1-2043	11,153,542	12,034,251	0.28
FNMA	4.00	12-1-2044	12,945,627	14,049,558	0.32
FNMA	4.00	6-1-2045	13,076,370	14,191,462	0.33
FNMA	4.50	2-1-2044	14,393,935	15,894,690	0.37
GNMA	3.00-5.00	3-15-2041 to 6-21-2046	66,418,696	71,336,967	1.64
GNMA	3.00	8-23-2046	75,600,000	77,918,180	1.80
GNMA %%	3.50	8-23-2046	96,100,000	101,149,046	2.33
GNMA %%	4.00	2-20-2046	32,980,001	35,208,766	0.81
Other securities				14,591,330	0.33

Total Agency Securities (Cost $1,319,170,583)				1,325,492,614	30.53

Asset-Backed Securities: 13.21%
Ally Master Owner Trust Series 2012-5 Class A	1.54	9-15-2019	13,065,000	13,080,442	0.30
Capital Auto Receivables Asset Trust	1.39-2.01	2-20-2018 to 10-20-2020	74,929,605	75,085,096	1.72
Capital One Multi Asset Execution Trust 2016-A1 Class A1 ±	0.90	2-15-2022	17,837,000	17,898,939	0.41
Discover Card Execution Note Series 2016-A2 Class A2 ±	0.97	9-15-2021	16,036,000	16,130,398	0.37
Ford Credit Auto Owner Trust	0.57-2.44	10-15-2017 to 1-15-2027	29,620,260	29,897,230	0.68
Ford Credit Auto Owner Trust Series 2016-1 Class A	2.31	8-15-2027	14,875,000	15,006,009	0.35
SLM Student Loan Trust	0.68-4.37	4-25-2019 to 1-25-2072	133,292,178	128,674,193	2.96
SMB Private Education Loan Trust	1.03-2.98	7-15-2022 to 5-15-2031	64,510,684	64,383,276	1.49
Synchrony Credit Card Master Note Trust Series 2016-2 Class A	2.21	5-15-2024	12,411,000	12,410,516	0.29
Other securities				201,066,440	4.64

Total Asset-Backed Securities (Cost $575,588,312)				573,632,539	13.21

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Income Funds	31

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Corporate Bonds and Notes: 18.68%

Consumer Discretionary: 1.47%

Automobiles: 0.39%
Other securities				$16,790,759	0.39%

Hotels, Restaurants & Leisure: 0.21%
Other securities				9,333,120	0.21

Household Durables: 0.12%
Other securities				5,323,211	0.12

Media: 0.75%
Other securities				32,431,634	0.75

Consumer Staples: 1.79%

Beverages: 0.55%
Anheuser-Busch InBev Finance Company	3.65%	2-1-2026	$11,459,000	11,908,136	0.27
Other securities				12,195,876	0.28

				24,104,012	0.55

Food & Staples Retailing: 0.22%
Other securities				9,490,939	0.22

Food Products: 0.64%
Other securities				27,665,603	0.64

Tobacco: 0.38%
Other securities				16,495,109	0.38

Energy: 2.19%

Energy Equipment & Services: 0.12%
Other securities				5,100,096	0.12

Oil, Gas & Consumable Fuels: 2.07%
Other securities				89,794,938	2.07

Financials: 6.62%

Banks: 1.96%
Other securities				84,870,363	1.96

Capital Markets: 1.47%
Morgan Stanley	4.00	7-23-2025	14,175,000	14,883,509	0.34
Other securities				48,796,760	1.13

				63,680,269	1.47

Consumer Finance: 1.26%
Other securities				54,689,470	1.26

Diversified Financial Services: 0.41%
Other securities				18,004,368	0.41

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Income Funds	Summary portfolio of investments—May 31, 2016

CORE BOND PORTFOLIO

Security name	Value	Percent of net assets

Insurance: 0.56%
Other securities	$24,416,968	0.56%

IT Services: 0.08%
Other securities	3,627,502	0.08

REITs: 0.81%
Other securities	34,986,918	0.81

Health Care: 1.26%

Biotechnology: 0.62%
Other securities	27,065,449	0.62

Health Care Providers & Services: 0.24%
Other securities	10,330,033	0.24

Pharmaceuticals: 0.40%
Other securities	17,152,759	0.40

Industrials: 0.90%

Aerospace & Defense: 0.39%
Other securities	16,878,061	0.39

Air Freight & Logistics: 0.07%
Other securities	3,042,489	0.07

Construction & Engineering: 0.05%
Other securities	2,051,187	0.05

Road & Rail: 0.33%
Other securities	14,331,886	0.33

Transportation Infrastructure: 0.06%
Other securities	2,872,293	0.06

Information Technology: 1.12%

IT Services: 0.39%
Other securities	17,009,696	0.39

Semiconductors & Semiconductor Equipment: 0.19%
Other securities	8,081,238	0.19

Technology Hardware, Storage & Peripherals: 0.54%
Other securities	23,380,313	0.54

Materials: 0.24%

Chemicals: 0.08%
Other securities	3,409,272	0.08

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Income Funds	33

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Containers & Packaging: 0.09%
Other securities				$3,845,910	0.09%

Metals & Mining: 0.07%
Other securities				3,177,317	0.07

Telecommunication Services: 1.57%

Diversified Telecommunication Services: 1.57%
AT&T Incorporated	2.80-4.80%	2-17-2021 to 6-15-2044	$48,304,000	49,578,672	1.14
Other securities				18,544,041	0.43

				68,122,713	1.57

Utilities: 1.59%

Electric Utilities: 1.03%
Other securities				44,726,698	1.03

Gas Utilities: 0.11%
Other securities				4,745,775	0.11

Multi-Utilities: 0.45%
Other securities				19,639,222	0.45

Total Corporate Bonds and Notes (Cost $793,938,757)				810,667,590	18.68

Municipal Obligations: 0.92%

California: 0.27%
Other securities				11,581,748	0.27

Nevada: 0.19%
Other securities				8,326,483	0.19

New Jersey: 0.16%
Other securities				6,984,507	0.16

New York: 0.12%
Other securities				5,337,684	0.12

Ohio: 0.03%
Other securities				1,465,329	0.03

Texas: 0.15%
Other securities				6,258,708	0.15

Total Municipal Obligations (Cost $32,423,389)				39,954,459	0.92

Non-Agency Mortgage-Backed Securities: 3.10%
Other securities				134,383,718	3.10

Total Non-Agency Mortgage-Backed Securities (Cost $131,754,696)				134,383,718	3.10

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Income Funds	Summary portfolio of investments—May 31, 2016

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities: 30.51%
U.S. Treasury Bond	2.50%	2-15-2046	$97,270,000	$94,348,106	2.17%
U.S. Treasury Bond	2.50	5-15-2046	21,802,000	21,169,241	0.49
U.S. Treasury Bond ##	2.88	8-15-2045	28,446,000	29,807,198	0.69
U.S. Treasury Note	0.75	1-31-2018	117,195,000	116,984,401	2.69
U.S. Treasury Note	0.75	4-30-2018	37,441,000	37,348,858	0.86
U.S. Treasury Note	0.88	11-30-2017	17,550,000	17,562,338	0.40
U.S. Treasury Note	0.88	3-31-2018	145,749,000	145,737,632	3.36
U.S. Treasury Note	0.88	5-31-2018	31,597,000	31,590,839	0.73
U.S. Treasury Note	0.88	4-15-2019	156,804,000	156,130,213	3.60
U.S. Treasury Note ##	0.88	5-15-2019	162,591,000	161,828,773	3.73
U.S. Treasury Note	1.00	5-15-2018	31,525,000	31,587,798	0.73
U.S. Treasury Note	1.25	3-31-2021	24,971,000	24,820,774	0.57
U.S. Treasury Note	1.38	1-31-2021	208,632,000	208,697,093	4.81
U.S. Treasury Note	1.38	5-31-2021	108,284,000	108,300,892	2.49
U.S. Treasury Note	1.63	11-30-2020	63,040,000	63,830,459	1.47
U.S. Treasury Note	1.63	5-31-2023	16,178,000	16,107,221	0.37
U.S. Treasury Note	1.63	2-15-2026	29,111,000	28,513,992	0.66
U.S. Treasury Note	1.63	5-15-2026	30,682,000	30,074,343	0.69

Total U.S. Treasury Securities (Cost $1,322,216,760)				1,324,440,171	30.51

Yankee Corporate Bonds and Notes: 5.22%

Consumer Discretionary: 0.20%

Media: 0.20%
Other securities				8,574,676	0.20

Energy: 0.68%

Oil, Gas & Consumable Fuels: 0.68%
Other securities				29,720,643	0.68

Financials: 3.25%

Banks: 2.62%
Other securities				113,661,490	2.62

Consumer Finance: 0.14%
Other securities				6,064,000	0.14

Diversified Financial Services: 0.35%
Other securities				15,352,266	0.35

Insurance: 0.14%
Other securities				6,005,914	0.14

Health Care: 0.66%

Pharmaceuticals: 0.66%
Other securities				28,544,631	0.66

Industrials: 0.07%

Marine: 0.07%
Other securities				3,165,798	0.07

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2016	Wells Fargo Income Funds	35

CORE BOND PORTFOLIO

Security name			Value	Percent of net assets

Information Technology: 0.09%

Internet Software & Services: 0.09%
Other securities			$3,939,050	0.09%

Materials: 0.19%

Chemicals: 0.04%
Other securities			1,713,181	0.04

Metals & Mining: 0.15%
Other securities			6,378,982	0.15

Utilities: 0.08%

Electric Utilities: 0.08%
Other securities			3,426,208	0.08

Total Yankee Corporate Bonds and Notes (Cost $224,850,713)			226,546,839	5.22

Yankee Government Bonds: 2.19%
Other securities			95,050,298	2.19

Total Yankee Government Bonds (Cost $93,245,320)			95,050,298	2.19

	Yield	Shares
Short-Term Investments: 4.57%

Investment Companies: 4.57%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)##	0.41%	198,368,365	198,368,365	4.57

Total Short-Term Investments (Cost $198,368,365)			198,368,365	4.57

Total investments in securities (Cost $4,691,556,895) *			4,728,536,593	108.93
Other assets and liabilities, net			(387,701,535)	(8.93)

Total net assets			$4,340,835,058	100.00%

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $4,697,050,907 and unrealized gains (losses) consists of:

Gross unrealized gains	$47,813,964
Gross unrealized losses	(16,328,278)

Net unrealized gains	$31,485,686

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Income Funds	Portfolio of investments—May 31, 2016

REAL RETURN PORTFOLIO

Security name	Shares	Value

Common Stocks: 16.92%

Consumer Staples: 3.87%

Beverages: 0.39%
Constellation Brands Incorporated Class A	697	$106,746
The Coca-Cola Company	3,173	141,516

		248,262

Food & Staples Retailing: 0.55%
The Kroger Company	2,083	74,488
Wal-Mart Stores Incorporated	1,764	124,856
Walgreens Boots Alliance Incorporated	2,009	155,497

		354,841

Food Products: 1.38%
Biostime International Holdings Limited	176,000	537,915
Marine Harvest ASA	4,555	76,065
Mead Johnson Nutrition Company	970	79,812
Mondelez International Incorporated Class A	2,400	106,776
The Hershey Company	909	84,401

		884,969

Household Products: 1.22%
Church & Dwight Company Incorporated	1,092	107,540
Reckitt Benckiser Group plc	4,568	454,854
The Procter & Gamble Company	2,721	220,510

		782,904

Personal Products: 0.08%
The Estee Lauder Companies Incorporated Class A	574	52,682

Tobacco: 0.25%
Philip Morris International	1,604	158,283

Energy: 3.41%

Energy Equipment & Services: 0.34%
Halliburton Company	2,474	104,353
Schlumberger Limited	876	66,839
Weatherford International plc †	8,288	46,496

		217,688

Oil, Gas & Consumable Fuels: 3.07%
Anadarko Petroleum Corporation	1,640	85,050
BP plc	104,961	543,092
Chevron Corporation	2,867	289,567
Cimarex Energy Company	927	107,792
Eni SpA	32,056	489,710
EOG Resources Incorporated	1,489	121,145
Occidental Petroleum Corporation	1,817	137,074
Phillips 66 Company	640	51,430

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Income Funds	37

REAL RETURN PORTFOLIO

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Company	603	$96,673
Valero Energy Corporation	848	46,386

		1,967,919

Financials: 4.49%

REITs: 4.49%
American Homes 4 Rent Class A	3,735	68,500
American Tower Corporation	4,616	488,280
AvalonBay Communities Incorporated	1,406	252,911
Boston Properties Incorporated	2,087	262,190
Camden Property Trust	1,931	164,541
Equinix Incorporated	446	161,452
Essex Property Trust Incorporated	384	87,256
General Growth Properties Incorporated	9,763	262,332
Host Hotels & Resorts Incorporated	6,728	103,611
Physicians Realty Trust	12,864	244,287
Prologis Incorporated	4,182	198,770
Public Storage Incorporated	560	142,078
Simon Property Group Incorporated	1,418	280,254
Ventas Incorporated	2,466	163,570

		2,880,032

Materials: 5.15%

Chemicals: 2.57%
Akzo Nobel NV	8,858	601,207
Dow Chemical Company	1,751	89,931
Ecolab Incorporated	436	51,117
International Flavors & Fragrances Incorporated	253	32,637
LyondellBasell Industries NV Class A	290	23,594
Monsanto Company	244	27,443
Nitto Denko Corporation	10,400	684,560
PolyOne Corporation	875	32,786
PPG Industries Incorporated	504	54,271
Praxair Incorporated	468	51,414

		1,648,960

Construction Materials: 0.08%
Martin Marietta Materials Incorporated	267	50,474

Containers & Packaging: 0.09%
Crown Holdings Incorporated †	1,051	54,831

Metals & Mining: 2.41%
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares	4,600	206,632
Detour Gold Corporation †	9,800	193,631
Fresnillo plc	8,800	128,602
Goldcorp Incorporated-U.S. Exchange Traded Shares	5,500	92,510
Newmont Mining Corporation	8,600	278,726
Randgold Resources Limited ADR	2,850	240,284

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Income Funds	Portfolio of investments—May 31, 2016

REAL RETURN PORTFOLIO

Security name			Shares	Value

Metals & Mining (continued)
Royal Gold Incorporated			2,377	$133,421
Silver Wheaton Corporation			7,000	130,340
Steel Dynamics Incorporated			1,880	46,417
Tahoe Resources Incorporated			8,000	95,535

				1,546,098

Total Common Stocks (Cost $10,010,837)				10,847,943

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 10.42%

Consumer Discretionary: 3.77%

Auto Components: 0.53%
American Axle & Manufacturing Incorporated	6.25%	3-15-2021	$100,000	104,000
Cooper Tire & Rubber Company (i)	8.00	12-15-2019	15,000	17,138
Goodyear Tire & Rubber Company	7.00	5-15-2022	85,000	91,269
Tenneco Incorporated	6.88	12-15-2020	125,000	129,525

				341,932

Diversified Consumer Services: 0.16%
Service Corporation International	5.38	1-15-2022	100,000	104,375

Hotels, Restaurants & Leisure: 0.53%
Hilton Worldwide Finance LLC	5.63	10-15-2021	100,000	103,561
MGM Resorts International	7.63	1-15-2017	105,000	108,281
NCL Corporation Limited 144A	5.25	11-15-2019	125,000	127,500

				339,342

Household Durables: 0.57%
Calatlantic Group Incorporated	6.63	5-1-2020	15,000	16,538
DR Horton Incorporated	3.63	2-15-2018	135,000	137,363
Lennar Corporation	4.50	6-15-2019	100,000	103,250
Tempur Sealy International Incorporated	6.88	12-15-2020	100,000	106,320

				363,471

Media: 0.93%
CCO Holdings LLC	6.63	1-31-2022	125,000	132,625
CSC Holdings LLC	7.63	7-15-2018	75,000	81,375
DISH DBS Corporation	4.25	4-1-2018	130,000	133,250
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	75,000	78,188
Sinclair Television Group Incorporated	6.38	11-1-2021	85,000	89,675
TEGNA Incorporated	5.13	10-15-2019	50,000	51,375
TEGNA Incorporated	5.13	7-15-2020	30,000	31,050

				597,538

Multiline Retail: 0.16%
Dollar Tree Incorporated 144A	5.25	3-1-2020	100,000	104,219

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Income Funds	39

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail: 0.53%
Best Buy Company Incorporated	5.00%	8-1-2018	$100,000	$104,750
L Brands Incorporated	6.90	7-15-2017	120,000	126,900
Sally Beauty Holdings Incorporated	5.75	6-1-2022	100,000	104,000

				335,650

Textiles, Apparel & Luxury Goods: 0.36%
HanesBrands Incorporated	6.38	12-15-2020	125,000	128,985
The William Carter Company	5.25	8-15-2021	100,000	103,500

				232,485

Consumer Staples: 0.72%

Beverages: 0.16%
Cott Beverages Incorporated	6.75	1-1-2020	100,000	104,500

Food Products: 0.36%
Pinnacle Foods Incorporated	4.88	5-1-2021	100,000	102,000
Smithfield Foods Incorporated	7.75	7-1-2017	120,000	127,560

				229,560

Household Products: 0.20%
Spectrum Brands Incorporated	6.38	11-15-2020	120,000	125,850

Energy: 0.85%

Energy Equipment & Services: 0.15%
NGPL PipeCo LLC 144A	7.12	12-15-2017	95,000	99,750

Oil, Gas & Consumable Fuels: 0.70%
Kinder Morgan Incorporated	7.00	6-15-2017	60,000	62,627
Rockies Express Pipeline LLC 144A	6.00	1-15-2019	50,000	51,875
Sabine Pass LNG LP	7.50	11-30-2016	65,000	66,463
Targa Resources Partners Incorporated	5.00	1-15-2018	130,000	132,600
Tesoro Corporation	4.25	10-1-2017	65,000	66,463
Tesoro Logistics LP	5.88	10-1-2020	65,000	66,950

				446,978

Financials: 1.60%

Banks: 0.21%
CIT Group Incorporated	4.25	8-15-2017	105,000	106,239
CIT Group Incorporated	5.25	3-15-2018	25,000	25,813

				132,052

Consumer Finance: 1.00%
Ally Financial Incorporated	6.25	12-1-2017	125,000	130,313
Diamond 1 Finance Corporation 144A%%	3.48	6-1-2019	100,000	101,329
General Motors Financial Company Incorporated	3.25	5-15-2018	135,000	137,552
Navient Corporation	4.63	9-25-2017	130,000	132,600
Toll Brothers Finance Corporation	4.00	12-31-2018	135,000	140,063

				641,857

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Income Funds	Portfolio of investments—May 31, 2016

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

REITs: 0.39%
Iron Mountain Incorporated 144A	6.00%	10-1-2020	$100,000	$105,500
VEREIT Operating Partnership LP	2.00	2-6-2017	135,000	135,173
VEREIT Operating Partnership LP %%	4.13	6-1-2021	10,000	10,100

				250,773

Health Care: 0.68%

Health Care Providers & Services: 0.68%
Centene Corporation 144A	5.63	2-15-2021	65,000	67,600
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	125,000	131,719
HCA Incorporated	8.00	10-1-2018	115,000	128,800
Tenet Healthcare Corporation	6.25	11-1-2018	100,000	105,125

				433,244

Industrials: 0.93%

Airlines: 0.16%
US Airways Group Incorporated	6.13	6-1-2018	100,000	104,000

Building Products: 0.14%
USG Corporation	9.75	1-15-2018	80,000	89,422

Commercial Services & Supplies: 0.17%
ACCO Brands Corporation	6.75	4-30-2020	105,000	110,906

Machinery: 0.24%
Case New Holland Industrial Incorporated	7.88	12-1-2017	65,000	69,550
SPX Flow Incorporated	6.88	9-1-2017	80,000	83,300

				152,850

Trading Companies & Distributors: 0.22%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	100,000	104,438
United Rentals North America Incorporated	7.38	5-15-2020	33,000	34,320

				138,758

Information Technology: 0.62%

Communications Equipment: 0.16%
ViaSat Incorporated	6.88	6-15-2020	100,000	103,125

Electronic Equipment, Instruments & Components: 0.13%
Jabil Circuit Incorporated	8.25	3-15-2018	75,000	81,563

Internet Software & Services: 0.20%
IAC/InterActiveCorp	4.88	11-30-2018	123,000	125,921

Software: 0.13%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	80,000	84,000

Materials: 0.63%

Chemicals: 0.13%
Ashland Incorporated	3.88	4-15-2018	80,000	82,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Income Funds	41

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 0.32%
Owens-Illinois Incorporated	7.80%	5-15-2018	$120,000	$130,800
Reynolds Group Holdings	5.75	10-15-2020	70,000	72,188

				202,988

Metals & Mining: 0.18%
Alcoa Incorporated	6.75	7-15-2018	60,000	64,800
Steel Dynamics Incorporated	6.13	8-15-2019	50,000	51,875

				116,675

Telecommunication Services: 0.52%

Diversified Telecommunication Services: 0.35%
Frontier Communications Corporation	8.13	10-1-2018	60,000	65,100
Hughes Satelite Systems Corporation	6.50	6-15-2019	75,000	80,438
SBA Communications Corporation	5.63	10-1-2019	80,000	82,900

				228,438

Wireless Telecommunication Services: 0.17%
T-Mobile USA Incorporated	6.25	4-1-2021	5,000	5,238
T-Mobile USA Incorporated	6.46	4-28-2019	100,000	101,688

				106,926

Utilities: 0.10%

Independent Power & Renewable Electricity Producers: 0.10%
NRG Energy Incorporated	7.63	1-15-2018	60,000	64,650

Total Corporate Bonds and Notes (Cost $6,659,854)				6,675,798

Loans: 3.55%

Consumer Discretionary: 0.66%

Auto Components: 0.15%
Allison Transmission Incorporated ±	3.50	8-23-2019	100,000	100,264

Media: 0.30%
Live Nation Entertainment Incorporated ±	3.50	8-16-2020	100,000	100,125
Virgin Media Investment Holdings Limited ±	3.65	6-30-2023	90,898	90,929

				191,054

Multiline Retail: 0.21%
Michaels Stores Incorporated ±	3.75	1-28-2020	132,944	133,110

Financials: 0.21%

Diversified Financial Services: 0.21%
Delos Finance SARL ±	3.50	3-6-2021	135,000	135,405

Health Care: 0.34%

Health Care Equipment & Supplies: 0.16%
Prestige Brands Incorporated ±%%<	0.00	9-3-2021	100,000	100,250

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Income Funds	Portfolio of investments—May 31, 2016

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 0.18%
Community Health Systems Incorporated ±	3.92%	12-31-2018	$118,263	$118,079

				118,079

Industrials: 1.02%

Aerospace & Defense: 0.19%
TransDigm Incorporated ±	3.75	2-28-2020	118,522	118,485

Airlines: 0.21%
Delta Air Lines Incorporated ±	0.03	8-24-2022	134,325	134,224

Commercial Services & Supplies: 0.62%
Hertz Corporation ±	3.00	3-11-2018	132,944	132,575
KAR Auction Services Incorporated ±	3.94	3-9-2021	133,082	133,525
ServiceMaster Company ±	4.25	7-1-2021	133,308	133,808

				399,908

Information Technology: 0.50%

Internet Software & Services: 0.10%
Zayo Group LLC ±	3.75	5-6-2021	62,460	62,518

IT Services: 0.16%
First Data Corporation ±	4.19	7-8-2022	100,000	100,208

Semiconductors & Semiconductor Equipment: 0.24%
Avago Technologies ±	4.25	2-1-2023	100,000	100,239
NXP Semiconductors NV ±	3.75	12-7-2020	53,454	53,602

				153,841

Materials: 0.41%

Chemicals: 0.20%
Ineos US Finance LLC ±	3.75	12-15-2020	132,973	131,810

Containers & Packaging: 0.21%
Berry Plastics Group Incorporated ±	3.50	2-8-2020	132,944	132,969

Telecommunication Services: 0.41%

Diversified Telecommunication Services: 0.41%
Level 3 Financing Incorporated ±	3.50	5-31-2022	135,000	134,943
West Corporation ±	3.25	6-30-2018	127,491	127,350

				262,293

Total Loans (Cost $2,267,585)				2,274,418

U.S. Treasury Securities: 65.19%
TIPS	0.13	4-15-2018	283,256	286,837
TIPS	0.13	4-15-2019	1,564,840	1,587,721
TIPS	0.13	4-15-2020	3,848,323	3,897,478
TIPS	0.13	4-15-2021	959,403	969,708
TIPS	0.13	1-15-2022	1,535,891	1,542,670

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Income Funds	43

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
TIPS	0.13%	7-15-2022	$1,672,139	$1,682,807
TIPS	0.13	1-15-2023	1,738,128	1,733,964
TIPS	0.13	7-15-2024	1,885,170	1,872,185
TIPS	0.25	1-15-2025	1,558,153	1,553,020
TIPS	0.38	7-15-2023	1,723,957	1,755,047
TIPS	0.38	7-15-2025	1,812,274	1,831,388
TIPS	0.63	7-15-2021	1,415,603	1,470,586
TIPS	0.63	1-15-2024	1,750,055	1,803,011
TIPS	0.63	1-15-2026	1,968,939	2,032,955
TIPS	0.63	2-15-2043	569,586	526,414
TIPS	0.75	2-15-2042	848,245	808,671
TIPS	0.75	2-15-2045	1,172,899	1,113,980
TIPS	1.00	2-15-2046	472,289	483,309
TIPS	1.13	1-15-2021	1,322,455	1,398,238
TIPS	1.25	7-15-2020	1,266,453	1,348,310
TIPS	1.38	7-15-2018	1,065,505	1,115,784
TIPS	1.38	1-15-2020	704,633	746,673
TIPS	1.38	2-15-2044	883,710	971,678
TIPS	1.63	1-15-2018	312,546	324,470
TIPS	1.75	1-15-2028	676,235	774,069
TIPS	1.88	7-15-2019	524,106	564,124
TIPS	2.00	1-15-2026	719,778	831,625
TIPS	2.13	1-15-2019	460,231	492,094
TIPS	2.13	2-15-2040	385,560	484,239
TIPS	2.13	2-15-2041	380,541	481,771
TIPS	2.38	1-15-2025	1,149,467	1,351,386
TIPS	2.38	1-15-2027	649,369	781,584
TIPS	2.50	1-15-2029	659,849	817,749
TIPS	2.63	7-15-2017	206,786	215,870
TIPS	3.38	4-15-2032	201,210	287,020
TIPS	3.63	4-15-2028	713,973	969,572
TIPS	3.88	4-15-2029	622,791	878,784

Total U.S. Treasury Securities (Cost $40,364,353)				41,786,791

Yankee Corporate Bonds and Notes: 1.21%

Consumer Discretionary: 0.32%

Auto Components: 0.16%
Schaeffler Holding Finance BV 144A	6.25	11-15-2019	100,000	104,500

Automobiles: 0.16%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	100,000	102,750

Consumer Staples: 0.16%

Food & Staples Retailing: 0.16%
Tesco plc 144A	5.50	11-15-2017	100,000	104,652

Financials: 0.26%

Banks: 0.26%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	80,000	83,200

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Income Funds	Portfolio of investments—May 31, 2016

REAL RETURN PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)
Royal Bank of Scotland Group plc	4.70%	7-3-2018	$80,000	$82,507

				165,707

Health Care: 0.15%

Pharmaceuticals: 0.15%
Mallinckrodt International Finance SA	3.50	4-15-2018	100,000	97,250

Information Technology: 0.17%

Communications Equipment: 0.17%
Nokia Corporation	5.38	5-15-2019	100,000	106,600

Materials: 0.15%

Containers & Packaging: 0.15%
Ardagh Packaging Finance plc 144A±	3.63	12-15-2019	95,000	95,238

Total Yankee Corporate Bonds and Notes (Cost $774,066)				776,697

	Yield		Shares
Short-Term Investments: 1.04%

Investment Companies: 0.96%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.23		618,330	618,330

			Principal

U.S. Treasury Securities: 0.08%
U.S. Treasury Bill (z)#	0.30	6-16-2016	$50,000	49,997

Total Short-Term Investments (Cost $668,323)				668,327

Total investments in securities (Cost $60,745,018) *	98.33%	63,029,974
Other assets and liabilities, net	1.67	1,067,907

Total net assets	100.00%	$64,097,881

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and/or unfunded loans.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $60,839,053 and unrealized gains (losses) consists of:

Gross unrealized gains	$2,850,475
Gross unrealized losses	(659,554)

Net unrealized gains	$2,190,921

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2016	Wells Fargo Income Funds	45

	Core Bond Portfolio	Real Return Portfolio

Assets
Investments
In unaffiliated securities, at value (see cost below)	$4,530,168,228	$62,411,644
In affiliated securities, at value (see cost below)	198,368,365	618,330

Total investments, at value (see cost below)	4,728,536,593	63,029,974
Cash	7,419	0
Foreign currency, at value (see cost below)	0	21,680
Receivable for investments sold	1,149,740,110	1,190,800
Principal paydown receivable	143,538	0
Receivable for dividends and interest	17,908,065	263,082
Receivable for daily variation margin on open futures contracts	0	31
Receivable for securities lending income	5,040	2,930
Prepaid expenses and other assets	28,457	206

Total assets	5,896,369,222	64,508,703

Liabilities
Payable for investments purchased	1,554,183,980	388,377
Payable for daily variation margin on open futures contracts	0	1,203
Advisory fee payable	1,244,119	15,974
Accrued expenses and other liabilities	106,065	5,268

Total liabilities	1,555,534,164	410,822

Total net assets	$4,340,835,058	$64,097,881

Investments in unaffiliated securities, at cost	$4,493,188,530	$60,126,688

Investments in affiliated securities, at cost	$198,368,365	$618,330

Total investments, at cost	$4,691,556,895	$60,745,018

Foreign currency, at cost	$0	$21,777

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Income Funds	Statements of operations—year ended May 31, 2016

	Core Bond Portfolio	Real Return Portfolio

Investment income
Interest	$84,398,045	$816,658
Income from affiliated securities	558,083	1,913
Securities lending income, net	140,636	11,283
Dividends*	0	223,749

Total investment income	85,096,764	1,053,603

Expenses
Advisory fee	13,642,706	222,726
Custody and accounting fees	207,548	12,881
Professional fees	78,405	45,224
Shareholder report expenses	4,066	1,435
Trustees’ fees and expenses	11,445	18,201
Other fees and expenses	23,050	8,575

Total expenses	13,967,220	309,042
Less: Fee waivers and/or expense reimbursements	(517,427)	(64,822)

Net expenses	13,449,793	244,220

Net investment income	71,646,971	809,383

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	33,934,338	(74,459)
Futures transactions	0	(57,211)
TBA sale commitments	(189,467)	0

Net realized gain (losses) on investments	33,744,871	(131,670)

Net change in unrealized gains (losses) on:
Unaffiliated securities	4,164,647	490,429
Futures transactions	0	(5,454)

Net change in unrealized gains (losses) on investments	4,164,647	484,975

Net realized and unrealized gains (losses) on investments	37,909,518	353,305

Net increase in net assets resulting from operations	$109,556,489	$1,162,688

* Net of foreign dividend withholding taxes in the amount of	$0	$12,907

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Income Funds	47

	Core Bond Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$71,646,971	$58,488,996
Net realized gains on investments	33,744,871	54,777,871
Net change in unrealized gains (losses) on investments	4,164,647	(15,603,380)

Net increase in net assets resulting from operations	109,556,489	97,663,487

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,207,036,360	1,275,843,092
Withdrawals	(728,304,768)	(517,501,361)

Net increase in net assets resulting from capital share transactions	478,731,592	758,341,731

Total increase in net assets	588,288,081	856,005,218

Net assets
Beginning of period	3,752,546,977	2,896,541,759

End of period	$4,340,835,058	$3,752,546,977

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Income Funds	Statements of changes in net assets

	Real Return Portfolio
	Year ended May 31, 2016	Year ended May 31, 2015

Operations
Net investment income	$809,383	$400,921
Net realized gains (losses) on investments	(131,670)	1,132,514
Net change in unrealized gains (losses) on investments	484,975	(896,307)

Net increase in net assets resulting from operations	1,162,688	637,128

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	29,489,684	12,526,145
Withdrawals	(14,951,275)	(11,966,906)

Net increase in net assets resulting from capital share transactions	14,538,409	559,239

Total increase in net assets	15,701,097	1,196,367

Net assets
Beginning of period	48,396,784	47,200,417

End of period	$64,097,881	$48,396,784

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Funds	49

	Ratio to average net assets (annualized)			Total return	Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses

Core Bond Portfolio
Year ended May 31, 2016	1.86%	0.36%	0.35%	2.78%	667%
Year ended May 31, 2015	1.82%	0.37%	0.35%	3.22%	586%
Year ended May 31, 2014	1.94%	0.37%	0.35%	2.90%	646%
Year ended May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%
Year ended May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%

Real Return Portfolio
Year ended May 31, 2016	1.45%	0.56%	0.44%	1.29%	29%
Year ended May 31, 2015	0.89%	0.57%	0.44%	1.50%	57%
Year ended May 31, 2014	1.45%	0.53%	0.44%	(0.26)%	9%
Year ended May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%
Year ended May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following portfolios: the Wells Fargo Core Bond Portfolio (“Core Bond Portfolio”) and the Wells Fargo Real Return Portfolio (“Real Return Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other affiliated master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolios may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value

Notes to financial statements	Wells Fargo Income Funds	51

of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time. In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

Each Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

52	Wells Fargo Income Funds	Notes to financial statements

Inflation-indexed bonds and TIPS

Each Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Mortgage dollar roll transactions

Each Portfolio may engage in mortgage dollar roll transactions through TBA mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. A Portfolio accounts for TBA dollar roll transactions as purchases and sales which, as a result, may increase its portfolio turnover rate.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Income Funds	53
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2016:

Core Bond Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$1,325,492,614	$0	$1,325,492,614

Asset-backed securities	0	573,632,539	0	573,632,539

Corporate bonds and notes	0	810,667,590	0	810,667,590

Municipal obligations	0	39,954,459	0	39,954,459

Non-agency mortgage-backed securities	0	134,383,718	0	134,383,718

U.S. Treasury securities	1,324,440,171	0	0	1,324,440,171

Yankee corporate bonds and notes	0	226,546,839	0	226,546,839

Yankee government bonds	0	95,050,298	0	95,050,298

Short-term investments
Investment companies	198,368,365	0	0	198,368,365
Total assets	$1,522,808,536	$3,205,728,057	$0	$4,728,536,593

Real Return Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer staples	$2,481,941	$0	$0	$2,481,941
Energy	2,185,607	0	0	2,185,607
Financials	2,880,032	0	0	2,880,032
Materials	3,300,363	0	0	3,300,363

Corporate bonds and notes	0	6,675,798	0	6,675,798

Loans	0	2,274,418	0	2,274,418

U.S. Treasury securities	41,786,791	0	0	41,786,791

Yankee corporate bonds and notes	0	776,697	0	776,697

Short-term investments
Investment companies	618,330	0	0	618,330
U.S. Treasury securities	49,997	0	0	49,997
	53,303,061	9,726,913	0	63,029,974

Futures contracts	31	0	0	31
Total assets	$53,303,092	$9,726,913	$0	$63,030,005
Liabilities

Futures contracts	$1,203	$0	$0	$1,203
Total liabilities	$1,203	$0	$0	$1,203

54	Wells Fargo Income Funds	Notes to financial statements

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

The Portfolios recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2016, the Portfolios did not have any transfers into/out of Level 1, Level 2 or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolios.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2016, the advisory fee for Core Bond Portfolio and Real Return Portfolio was equivalent to an annual rate of 0.35% and 0.40%, respectively, of each Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolios. The fees for subadvisory services are borne by Funds Management. WellsCap is the subadviser to each Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of each Portfolio increases.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2016 were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Core Bond Portfolio	$24,379,101,867	$3,479,831,644	$23,990,784,629	$2,994,795,146
Real Return Portfolio	19,521,137	12,085,988	10,372,097	4,914,247

As of May 31, 2016, Real Return Portfolio had unfunded term loan commitments of $100,313.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2016, Real Return Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At May 31, 2016, the Real Return Portfolio had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2016	Unrealized losses
9-21-2016	JPMorgan	2 Short	10-Year U.S. Treasury Notes	$259,375	$(217)
9-21-2016	JPMorgan	3 Short	U.S. Treasury Bonds	489,938	(3,004)
9-30-2016	JPMorgan	10 Short	5-Year U.S. Treasury Notes	1,201,172	(2,233)
Real Return Portfolio had an average notional amount of $80,886 and $1,223,081 in long and short futures contracts during the year ended May 31, 2016.

The receivable and payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

Notes to financial statements	Wells Fargo Income Funds	55

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolio to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments or Summary Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between the Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Real Return Portfolio	Futures – variation margin	JPMorgan	$31	$(31)	$0	$0

	Derivative type	Counterparty	Gross amounts of liabilities in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Real Return Portfolio	Futures – variation margin	JPMorgan	$1,203	$(31)	$(1,172)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

8. REDEMPTION IN-KIND

After the close of business on October 29, 2015, Wells Fargo Core Bond Fund, which invests all of its assets in Core Bond Portfolio, redeemed assets through an in-kind redemption. In the redemption transaction, Wells Fargo Core Bond Fund issued securities which it received from Core Bond Portfolio with a value of $223,656,162 along with cash in the amount of $20,349,815. Core Bond Portfolio recognized gains in the amount of $1,735,222, which are reflected on the Statements of Operations. The redemption in-kind represented 6.35% of Core Bond Portfolio and is reflected on the Statements of Changes in Net Assets.

56	Wells Fargo Income Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolio of investments (for Wells Fargo Core Bond Portfolio), of the Wells Fargo Core Bond Portfolio and Wells Fargo Real Return Portfolio (formerly known as Wells Fargo Advantage Core Bond Portfolio and Wells Fargo Advantage Real Return Portfolio, respectively), two of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2016, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2016, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

Other information (unaudited)	Wells Fargo Income Funds	57

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2016:

Long-term capital gain distributions
Real Return Fund	$512,718

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2016 have been designated as qualified dividend income (QDI):

QDI
Real Return Fund	$85,886

For the fiscal year ended May 31, 2016, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Core Bond Fund	$50,056,376
Real Return Fund	182,135

For the fiscal year ended May 31, 2016, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Real Return Fund	$91,639

For the fiscal year ended May 31, 2016, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
Core Bond Fund	19.96%
Real Return Fund	33.91

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

58	Wells Fargo Income Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Income Funds	59

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

60	Wells Fargo Income Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Real Return Fund, Wells Fargo Core Bond Fund, Wells Fargo Real Return Portfolio and Wells Fargo Core Bond Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management, advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the Wells Fargo Real Return Fund and Wells Fargo Core Bond Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which are Independent Trustees, reviewed and approved an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for each of the Wells Fargo Real Return Portfolio and Wells Fargo Core Bond Portfolio (individually, a “Master Portfolio” and collectively, the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed and approved at the Meeting an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”) for each of the Master Portfolios (the “Sub-Advisory Agreements”). The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

The Real Return Fund and Core Bond Fund are gateway feeder funds that invest substantially all of their assets in the Real Return Portfolio and Core Bond Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding the Gateway Funds is also applicable to the respective Master Portfolios identified above, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meetings, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Other information (unaudited)	Wells Fargo Income Funds	61

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended March 31, 2015. The Boards considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in each performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Real Return Fund was higher than the average performance of its Universe for all periods under review; and (ii) the performance of the Core Bond Fund was higher than the average performance of its Universe for all periods under review.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the Real Return Fund was higher than or in range of its benchmark, the Barclays U.S. TIPS Index, for all periods under review except the five- and ten-year periods; and (ii) the performance of the Core Bond Fund was higher than or in range of its benchmark, the Barclays U.S. Aggregate Bond Index, for all periods under review except the one-year period.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board also received and considered information regarding each Gateway Fund’s net operating expense ratios, which include fees and expenses of the corresponding Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Funds were as follows: (i) the net operating expense ratios of the Real Return Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes; and (ii) the net operating expense ratios of the Core Bond Fund were lower than the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets among various master portfolios.

62	Wells Fargo Income Funds	Other information (unaudited)

The Funds Trust Board reviewed and considered the fee rates that are payable by each Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by each Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rates that are payable by the Master Portfolios to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rates”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of each Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Funds were as follows: (i) the Management Rates of the Real Return Fund were in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes; and (ii) the Management Rates for the Core Bond Fund were equal to or in range of the sum of the management fee rates and transfer agency costs of its respective expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were equal to or in range of the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the current affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of the fees between them.

Other than with respect to the Wells Fargo Real Return Fund and Wells Fargo Real Return Portfolio, the Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, in light of the services covered by the Gateway Fund Management Agreement. The Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to each Sub-Adviser under each Sub-Advisory Agreement was reasonable, in light of the services covered by the Master Portfolio Advisory Agreement and each Sub-Advisory Agreement, respectively.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Boards also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Boards did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Income Funds	63

Economies of scale

With respect to possible economies of scale, the Boards noted the existence of breakpoints in each Master Portfolio’s advisory fee structure and each Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Boards considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Boards concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, at the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement for a one-year term and each Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and each of the Sub-Advisers was reasonable.

64	Wells Fargo Income Funds	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

243138 07-16 AILD/AR103 05-16

Annual Report

May 31, 2016

WealthBuilderSM Portfolios

■	Wells Fargo WealthBuilder Conservative Allocation Portfolio

■	Wells Fargo WealthBuilder Moderate Balanced Portfolio

■	Wells Fargo WealthBuilder Growth Balanced Portfolio

■	Wells Fargo WealthBuilder Growth Allocation Portfolio

■	Wells Fargo WealthBuilder Equity Portfolio

■	Wells Fargo WealthBuilder Tactical Equity Portfolio

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Funds disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo WealthBuilder Portfolios	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

During much of the period, global equity, bond, and currency markets were volatile as recessionary pressures and diverging central bank policies concerned investors.

During the fourth quarter of 2015, Japan’s economy contracted, China’s manufacturing sector retrenched, and growth appeared to slow in Europe.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo WealthBuilder Portfolios for the 12-month period that ended May 31, 2016. During much of the period, global equity, bond, and currency markets were volatile as recessionary pressures and diverging central bank policies concerned investors. As the period closed, investor confidence appeared to improve based on favorable economic data in key markets and central bank monetary policies that were intended to support increased business activity.

Shifting investor sentiment reflected changing economic and business data.

Early in the period, oil prices declined after a spring rally, negotiations about Greece’s ability to repay its sovereign debt grew contentious, and the U.S. dollar strengthened. By July 2015, equity markets were declining, led by stocks in China, which endured the largest one-day loss since 2007 on July 27, 2015.

The S&P 500 Index,1 a common measure of U.S. stock performance, fell into correction territory—defined as a loss of 10% or more—during August 2015 before recovering somewhat. The index retested the August lows in late September before recovering most of its year-to-date-2015 losses from October through December. As anticipated, the U.S. Federal Reserve (the Fed) increased the federal funds rate in December and suggested it planned to pursue additional increases in 2016. During the first six weeks of 2016, the index suffered the worst loss to open a year on record before trending higher. By the end of the 12-month reporting period, the index recorded a 1.72% gain.

Overseas, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net)2 and the MSCI Emerging Markets (EM) Index (Net)3 recorded negative returns. In August 2015, China allowed its currency’s value to decline in an attempt to bolster exports. The U.S. dollar strengthened, which negatively affected investment returns and U.S. corporate profits earned overseas. During the fourth quarter of 2015, Japan’s economy contracted, China’s manufacturing sector retrenched, and growth appeared to slow in Europe.

Global equity markets hit low points before starting to rebound in the middle of February 2016 when business data improved and central bankers reasserted their commitment to initiatives intended to encourage economic activity. The European Central Bank (ECB) pushed the deposit interest rate further into negative territory. The Bank of Japan (BOJ) followed the ECB’s lead by setting a negative deposit rate. Negative deposit interest rates are intended to encourage banks to lend assets rather than keep them on deposit. The People’s Bank of China (PBOC) reduced reserve ratios, which also was intended to encourage lending. The ECB expanded its bond-buying program, which injects liquidity into the markets and encourages investment.

For the 12-month reporting period, the MSCI ACWI ex USA Index (Net) and MSCI EM Index (Net) recorded returns of -11.39% and -17.63%, respectively.

A December federal funds rate increase marked divergence of central bank policies.

Bond markets were volatile as well. The Fed’s decision to tighten credit conditions through higher interest rates contrasted with actions by the ECB, the PBOC, and the BOJ. In January 2016, amid falling stock markets, U.S. corporate profits declined for the

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo WealthBuilder Portfolios	3

second consecutive quarter. The Fed expressed hesitancy about additional credit tightening in the near term, which investors appeared to read as accommodative of business activity. Overall, policy actions of central banks and intermittently positive economic data heartened investors as the period drew to a close.

Bond markets benefited during the period, with the Barclays Global Aggregate ex U.S. Dollar Bond Index4 gaining 7.25%, the Barclays U.S. Aggregate Bond Index5 gaining 2.99%, and the Barclays U.S. Treasury Index6 adding 3.01% during the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

British Exit from European Union (“Brexit”)

On June 23, 2016, the United Kingdom (UK) voted to leave the European Union (EU). It is expected that the UK’s exit from the EU will take place within two years after giving formal notice to the EU of its intention to withdraw; however, the exact timeframe is unknown. There is considerable uncertainty about how the UK exit from the EU will be conducted, how negotiations of necessary treaties and trade agreements will proceed or how the financial markets will react. In addition, it is not yet known whether Brexit will increase the likelihood of other countries seeking to depart the EU. Immediately following the vote, markets in the UK, Europe and the world were negatively impacted. In light of the uncertainties surrounding the impact of Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Notice to shareholders

At a meeting held on July 15, 2016, shareholders of the Wells Fargo WealthBuilder Equity Portfolio approved the merger of the Portfolio into the Wells Fargo WealthBuilder Tactical Equity Portfolio. Following the merger, which occurred after the close of business on July 22, 2016, the Wells Fargo WealthBuilder Tactical Equity Portfolio changed its name to the Wells Fargo WealthBuilder Equity Portfolio.

For current information about your Fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[4]	The Barclays Global Aggregate ex U.S. Dollar Bond Index tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

[5]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

4	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Conservative Allocation Portfolio

Investment objective

The Portfolio seeks current income with a secondary emphasis on capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo WealthBuilder Conservative Allocation Portfolio (WBCAX)	9-30-2004	(2.59)	1.79	3.20	(1.11)	2.10	3.36	2.04	2.04
WealthBuilder Conservative Allocation Composite Index[3]	–	–	–	–	1.87	4.36	5.37	–	–
Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	2.99	3.33	4.97	–	–
MSCI ACWI ex USA Index (Net)[5]	–	–	–	–	(11.39)	0.12	2.01	–	–
Russell 3000® Index[6]	–	–	–	–	0.22	11.15	7.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolios, the maximum front-end sales charge is 1.50%.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Portfolio. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Portfolio and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	5

Wells Fargo WealthBuilder Conservative Allocation Portfolio (continued)

Growth of $10,000 investment as of May 31, 2016[10]

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.54% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[2]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Conservative Allocation Composite Index is comprised of the following indexes: Barclays U.S. Aggregate Bond Index (80%), MSCI ACWI ex USA Index (Net) (6%) and Russell 3000® Index (14%). You cannot invest directly in an index.

[4]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]	The S&P 500 Index consists of approximately 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[10]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Conservative Allocation Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA Index (Net) and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[12]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

6	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Conservative Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Conservative Allocation Composite Index, for the 12-month period that ended May 31, 2016.

■	The Portfolio’s bond investments added value on an absolute basis but underperformed relative to the benchmark, primarily due to an allocation to U.S. high yield bonds.

■	The Portfolio’s equity investments overall underperformed their benchmarks, due primarily to its overweight to U.S. small cap funds.

■	The Portfolio’s allocation to commodities was a significant detractor from performance.

■	Tactical asset allocation added to performance through the period. During market corrections in August 2015 and January 2016, the portfolio management team tactically shifted the Portfolio’s allocation during periods of depressed equity prices, which added value.

Equity markets experienced two corrections during the previous 12 months.

Global equity markets experienced two corrections during the previous 12 months. Amid fears of contagion from international markets, U.S. equities sold off heavily during August 2015 and January 2016. In August, the contraction was fueled by fears of collapsing growth in China. In January, in addition to renewed fears of lower output in China and softer domestic economic data, oil prices dropped below $30 a barrel.

The second correction, which followed the first hike in the federal funds interest rate in a decade, raised concerns that the U.S. Federal Reserve acted too hastily. U.S. investors feared a contracting global economy coupled with the currency and business effects of a rate hike would drive down international demand for U.S. goods. Despite the headwinds, the S&P 500 Index7 ended the period up 1.72%.

The European Central Bank (ECB) and the Bank of Japan (BOJ) increased monetary stimulus programs that were intended to bolster their local economies. Brazil’s business and political woes continued and China reduced its economic growth forecasts, which tended to restrain investor enthusiasm for international investments.

U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index,4 rose 2.99%, outperforming large-cap stocks. Small-cap stocks, as measured by the Russell 2000® Index,8 returned -5.97%. International stocks returned -11.39%, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net).5 Within international stocks, emerging markets stocks fell the most at -17.63%, as measured by the MSCI Emerging Markets (EM) Index (Net).9

Ten largest holdings (%) as of May 31, 2016[11]
Wells Fargo Core Bond Portfolio	23.80
Wells Fargo Short Duration Government Bond Fund Class R6	18.32
Wells Fargo Government Securities Fund Institutional Class	14.03
PIMCO High Yield Fund Institutional Class	10.15
Oppenheimer International Bond Fund Class Y	4.59
MFS Value Fund Class I	3.03
PIMCO CommodityRealReturn Strategy Fund Institutional Class	2.72
Thornburg International Value Fund Institutional Class	1.82
Voya Global Real Estate Fund Class I	1.79
T. Rowe Price Blue Chip Growth Fund Retail Class	1.78

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

During the period, the portfolio management team took tactical advantage of equity price movements. Through our overlays, we tactically increased equity exposures through the first correction in August 2015, increasing equity holdings as Chinese and U.S. markets sold off. As the market correction reversed in the following months, the overlay added value to the Portfolio’s performance. Again in January and February 2016, we saw a similar correction and used our overlays to overweight equities. Through effective execution of our hedging strategy, the team again added to the Portfolio’s returns.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	7

Wells Fargo WealthBuilder Conservative Allocation Portfolio (continued)

During the last 12 months, the team altered the Portfolio’s exposure to international stocks, trimming exposure to emerging markets to increase investments in Japan. The currency exposures to the euro and the yen were tactically hedged.

We also expanded bond investments to include municipal bonds. This helped diversify the sources of fixed-income returns during the period.

Current target allocation as of May 31, 2016[12]

We remain cautiously optimistic about the longer-term outlook for stocks.

Bond yields continued to be depressed. The potential for future interest-rate hikes may be a headwind to increases in overall output in the general U.S. economy. With yields at historical lows, there continues to be a duration risk in bonds.

Internationally, the accommodative policies of the ECB and BOJ are intended to bolster their local economies. We believe these central banks will continue to support growth in their economies, which should be supportive of asset prices. In addition to developed international economies, emerging markets stocks are at low valuation levels not seen in years. Finally, domestic stocks and the U.S. economy have shown resilience in the past year. We look to market signals and economic releases to help inform the changing state of U.S. markets.

Neutral target allocation

Please see footnotes on page 5.

8	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Moderate Balanced Portfolio

Investment objective

The Portfolio seeks a combination of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo WealthBuilder Moderate Balanced Portfolio (WBBBX)	9-30-2004	(3.49)	3.10	3.52	(2.02)	3.42	3.68	2.11	2.11
WealthBuilder Moderate Balanced Composite Index[3]	–	–	–	–	0.66	5.33	5.66	–	–
Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	2.99	3.33	4.97	–	–
MSCI ACWI ex USA Index (Net)[5]	–	–	–	–	(11.39)	0.12	2.01	–	–
Russell 3000® Index[6]	–	–	–	–	0.22	11.15	7.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolios, the maximum front-end sales charge is 1.50%.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Portfolio. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Portfolio and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage-and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	9

Wells Fargo WealthBuilder Moderate Balanced Portfolio (continued)

Growth of $10,000 investment as of May 31, 2016[7]

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.61% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[2]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Moderate Balanced Composite Index is comprised of the following indexes: Barclays U.S. Aggregate Bond Index (60%), MSCI ACWI ex USA Index (Net) (12%) and Russell 3000® Index (28%). You cannot invest directly in an index.

[4]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Moderate Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[8]	The S&P 500 Index consists of approximately 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[10]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[12]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

10	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Moderate Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Moderate Balanced Composite Index, for the 12-month period that ended May 31, 2016.

■	The Portfolio’s bond investments added value on an absolute basis but underperformed relative to the benchmark, primarily due to an allocation to U.S. high yield bonds.

■	The Portfolio’s equity investments overall underperformed their benchmarks, due primarily to its overweight to U.S. small cap funds.

■	The Portfolio’s allocation to commodities was a significant detractor from performance.

■	Tactical asset allocation added to performance through the period. During market corrections in August 2015 and January 2016, the portfolio management team tactically shifted the Portfolio’s allocation during periods of depressed equity prices, which added value.

Equity markets experienced two corrections during the previous 12 months.

Global equity markets experienced two corrections during the previous 12 months. Amid fears of contagion from international markets, U.S. equities sold off heavily during August 2015 and January 2016. In August, the contraction was fueled by fears of collapsing growth in China. In January, in addition to renewed fears of lower output in China and softer domestic economic data, oil prices dropped below $30 a barrel.

The second correction, which followed the first hike in the federal funds interest rate in a decade, raised concerns that the U.S. Federal Reserve acted too hastily. U.S. investors feared a contracting global economy coupled with the currency and business effects of a rate hike would drive down international demand for U.S. goods. Despite the potential headwinds, the S&P 500 Index8 ended the period up 1.72%.

The European Central Bank (ECB) and the Bank of Japan (BOJ) both increased monetary stimulus programs that were intended to bolster their local economies. Brazil’s business and political woes continued and China reduced its economic growth forecasts, which tended to restrain investor enthusiasm for international investments.

U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index,4 rose 2.99%, outperforming large-cap stocks. Small-cap stocks, as measured by the Russell 2000® Index,9 returned -5.97%. International stocks returned -11.39%, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net).5 Within international stocks, emerging markets stocks fell the most at -17.63%, as measured by the MSCI Emerging Markets (EM) Index (Net).10

Ten largest holdings (%) as of May 31, 2016[11]
Wells Fargo Core Bond Portfolio	17.18
Wells Fargo Short Duration Government Bond Fund Class R6	10.53
Wells Fargo Government Securities Fund Institutional Class	10.39
PIMCO High Yield Fund Institutional Class	8.41
MFS Value Fund Class I	6.09
Oppenheimer International Bond Fund Class Y	4.40
Thornburg International Value Fund Institutional Class	3.62
T. Rowe Price Blue Chip Growth Fund Retail Class	3.55
Oakmark Fund Class I	3.06
Invesco Growth and Income Fund Class R6	3.04

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

During the period, the portfolio management team took tactical advantage of equity price movements. Through our overlays, we tactically increased equity exposures through the first correction in August 2015, increasing equity holdings as Chinese and U.S. markets sold off. As the market correction reversed in the following months, the overlay added value to the Portfolio’s performance. Again in January and February 2016, we saw a similar correction and used our overlays to overweight equities. Through effective execution of our hedging strategy, the team again added to the Portfolio’s returns.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	11

Wells Fargo WealthBuilder Moderate Balanced Portfolio (continued)

During the past 12 months, the team altered the Portfolio’s exposure to international stocks, trimming exposure to emerging markets to increase investments in Japan. Currency exposures to the euro and the yen were tactically hedged.

We also expanded bond investments to include municipal bonds. This helped diversify the sources of fixed-income returns during the period.

Current target allocation as of May 31, 2016[12]

We remain cautiously optimistic about the longer-term outlook for stocks.

Bond yields continued to be depressed. The potential for future interest-rate hikes may be a headwind to increases in overall output in the general U.S. economy. With yields at historical lows, there continues to be a duration risk in bonds.

Internationally, the accommodative policies of the ECB and BOJ are intended to bolster their local economies. We believe these central banks will continue to support growth in their economies, which should be supportive of asset prices. In addition to developed international economies, emerging markets stocks are at low valuation levels not seen in years. Finally, domestic stocks and the U.S. economy have shown resilience in the past year. We look to market signals and economic releases to help inform the changing state of U.S. markets.

Neutral target allocation

Please see footnotes on page 9.

12	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Balanced Portfolio

Investment objective

The Portfolio seeks a combination of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo WealthBuilder Growth Balanced Portfolio (WBGBX)	10-1-1997	(4.84)	4.35	3.59	(3.39)	4.66	3.75	2.17	2.17
WealthBuilder Growth Balanced Composite Index[3]	–	–	–	–	(0.62)	6.22	5.84	–	–
Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	2.99	3.33	4.97	–	–
MSCI ACWI ex USA Index (Net)[5]	–	–	–	–	(11.39)	0.12	2.01	–	–
Russell 3000® Index[6]	–	–	–	–	0.22	11.15	7.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolios, the maximum front-end sales charge is 1.50%.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Portfolio. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Portfolio and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	13

Wells Fargo WealthBuilder Growth Balanced Portfolio (continued)

Growth of $10,000 investment as of May 31, 2016[10]

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.68% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[2]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Balanced Composite Index is comprised of the following indexes: Barclays U.S. Aggregate Bond Index (40%), MSCI ACWI ex USA Index (Net) (18%) and Russell 3000® Index (42%). You cannot invest directly in an index.

[4]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]	The S&P 500 Index consists of approximately 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[10]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Growth Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[12]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

14	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Growth Balanced Composite Index, for the 12-month period that ended May 31, 2016.

■	The Portfolio’s equity investments overall underperformed their benchmarks, due primarily to its overweight to U.S. small cap funds.

■	The Portfolio’s bond investments added value on an absolute basis but underperformed relative to the benchmark, primarily due to an allocation to U.S. high yield bonds.

■	The Portfolio’s allocation to commodities was a significant detractor from performance.

■	Tactical asset allocation added performance through the period. During market corrections in August 2015 and January 2016, the portfolio management team tactically shifted the Portfolio’s allocation during periods of depressed equity prices, which added value.

Equity markets experienced two corrections during the previous 12 months.

Global equity markets experienced two corrections during the previous 12 months. Amid fears of contagion from international markets, U.S. equities sold off heavily during August 2015 and January 2016. In August, the contraction was fueled by fears of collapsing growth in China. In January, in addition to renewed fears of lower output in China and softer domestic economic data, oil prices dropped below $30 a barrel.

The second correction, which followed the first hike in the federal funds interest rate in a decade, raised concerns that the U.S. Federal Reserve acted too hastily. U.S. investors feared a contracting global economy coupled with the currency and business effects of a rate hike would drive drown international demand for U.S. goods. Despite the headwinds, the S&P 500 Index7 ended the period up 1.72%.

The European Central Bank (ECB) and the Bank of Japan (BOJ) increased monetary stimulus programs that were intended to bolster their local economies. Brazil’s business and political woes continued and China reduced its economic growth forecasts, which tended to restrain investor enthusiasm for international investors.

U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index,4 rose 2.99%, outperforming large-cap stocks. Small-cap stocks, as measured by the Russell 2000® Index,8 returned -5.97%. International stocks returned -11.39%, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net).5 Within international stocks, emerging markets stocks fell the most at -17.63%, as measured by the MSCI Emerging Markets (EM) Index (Net).9

Ten largest holdings (%) as of May 31, 2016[11]
Wells Fargo Core Bond Portfolio	11.27
MFS Value Fund Class I	9.12
Wells Fargo Government Securities Fund Institutional Class	8.90
PIMCO High Yield Fund Institutional Class	6.41
Thornburg International Value Fund Institutional Class	5.41
T. Rowe Price Blue Chip Growth Fund Retail Class	5.31
Oppenheimer International Bond Fund Class Y	4.71
Oakmark Fund Class I	4.59
Invesco Growth and Income Fund Class R6	4.58
American Century Growth Fund Institutional Class	3.79

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

During the period, the portfolio management team took tactical advantage of equity price movements. Through our overlays, we tactically increased equity exposures through the first correction in August 2015, increasing equity holdings as Chinese and U.S. markets sold off. As the market correction reversed in the following months, the overlay added value to the Portfolio’s performance. Again in January and February 2016, we saw a similar correction and used our overlays to overweight equities. Through effective hedging of our hedging strategy, the team again added to the Portfolio’s returns.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	15

Wells Fargo WealthBuilder Growth Balanced Portfolio (continued)

During the past 12 months, the team altered the Portfolio’s exposure to international stocks, trimming exposure to emerging markets to increase investments in Japan. Currency exposures to the euro and the yen were tactically hedged.

We also expanded bond investments to include municipal bonds. This helped diversify the sources of fixed-income returns during the period.

Current target allocation as of May 31, 2016[12]

We remain cautiously optimistic about the longer- term outlook for stocks.

Bond yields continue to be depressed. The potential for future interest-rate hikes may be a headwind to increases in overall output in the general economy. With yields at historical lows, there continues to be a duration risk in bonds.

Internationally, the accommodative policies of the ECB and BOJ are intended to bolster their local economies. We believe these central banks will continue to support growth in their economies, which should be supportive of asset prices. In addition to developed international economies, emerging markets stocks are at low valuation levels not seen in years. Finally, domestic stocks and the U.S. economy have shown resilience in the past year. We look to market signals and economic releases to help inform the changing state of U.S. markets.

Neutral target allocation

Please see footnotes on page 13.

16	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Allocation Portfolio

Investment objective

The Portfolio seeks capital appreciation with a secondary emphasis on current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo WealthBuilder Growth Allocation Portfolio (WBGGX)	9-30-2004	(6.22)	4.85	3.46	(4.79)	5.17	3.62	2.24	2.24
WealthBuilder Growth Allocation Composite Index[3]	–	–	–	–	(1.96)	7.04	5.90	–	–
Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	2.99	3.33	4.97	–	–
MSCI ACWI ex USA Index (Net)[5]	–	–	–	–	(11.39)	0.12	2.01	–	–
Russell 3000® Index[6]	–	–	–	–	0.22	11.15	7.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolios, the maximum front-end sales charge is 1.50%.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Portfolio. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Portfolio and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	17

Wells Fargo WealthBuilder Growth Allocation Portfolio (continued)

Growth of $10,000 investment as of May 31, 2016[10]

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.74% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[2]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Allocation Composite Index is comprised of the following indexes: Barclays U.S. Aggregate Bond Index (20%), MSCI ACWI ex USA Index (Net) (24%) and Russell 3000® Index (56%). You cannot invest directly in an index.

[4]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]	The S&P 500 Index consists of approximately 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[10]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Growth Allocation Composite Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[12]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

18	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Growth Allocation Composite Index, for the 12-month period that ended May 31, 2016.

■	The Portfolio’s equity investments overall underperformed their benchmarks, due primarily to its overweight to U.S. small cap funds.

■	The Portfolio’s bond investments added value on an absolute basis but underperformed relative to the benchmark primarily due to an allocation to U.S. high yield bonds.

■	The Portfolio’s allocation to commodities was a significant detractor from performance.

■	Tactical asset allocation added to performance through the period. During market corrections in August 2015 and January 2016, the portfolio management team tactically shifted the Portfolio’s allocation during periods of depressed equity prices, which added value.

Equity markets experienced two corrections during the previous 12 months.

Global equity markets experienced two corrections during the previous 12 months. Amid fears of contagion from international markets, U.S. equities sold off heavily during August 2015 and January 2016. In August, the contraction was fueled by fears of collapsing growth in China. In January, in addition to renewed fears of lower output in China and softer domestic economic data, oil prices dropped below $30 a barrel.

The second correction, which followed the first hike in the federal funds interest rate in a decade, raised concerns that the U.S. Federal Reserve acted too hastily. U.S. investors feared a contracting global economy coupled with the currency and business effects of a rate hike would drive down international demand for U.S. goods. Despite the potential headwinds, the S&P 500 Index7 ended the period up 1.72%.

The European Central Bank (ECB) and the Bank of Japan (BOJ) both increased monetary stimulus programs that were intended to bolster their local economies. Brazil’s business and political woes continued and China reduced its economic growth forecasts, which tended to restrain investor enthusiasm for international investments.

U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index,4 rose 2.99%, outperforming large-cap stocks. Small-cap stocks, as measured by the Russell 2000® Index,8 returned -5.97%. International stocks returned -11.39%, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net).5 Within international stocks, emerging markets stocks fell the most at -17.63%, as measured by the MSCI Emerging Markets (EM) Index (Net).9

Ten largest holdings (%) as of May 31, 2016[11]
MFS Value Fund Class I	12.07
Thornburg International Value Fund Institutional Class	7.17
T. Rowe Price Blue Chip Growth Fund Retail Class	7.03
Oakmark Fund Class I	6.07
Invesco Growth and Income Fund Class R6	6.05
American Century Growth Fund Institutional Class	5.01
Wells Fargo International Growth Portfolio	4.75
Wells Fargo Core Bond Portfolio	4.62
Wells Fargo Endeavor Select Fund Institutional Class	4.03
Wells Fargo Large Cap Growth Fund Class R6	4.01

The Portfolio’s allocation to stocks and bonds is determined by a combination of inputs from multiple quantitative as well as qualitative factors.

During the period, the portfolio management team took tactical advantage of equity price movements. Through our overlays, we tactically increased equity exposures through the first correction in August 2015, increasing equity holdings as Chinese and U.S. markets sold off. As the market correction reversed in the following months, the overlay added value to the Portfolio’s performance. Again in January and February 2016, we saw a similar correction and used our overlays to overweight equities. Through effective execution of our hedging strategy, the team again added to the Portfolio’s returns.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	19

Wells Fargo WealthBuilder Growth Allocation Portfolio (continued)

During the past 12 months, the team altered the Portfolio’s exposure to international stocks, trimming exposure to emerging markets to increase investments in Japan. Currency exposures to the euro and the yen were tactically hedged.

We also expanded bond investments to include municipal bonds. This helped diversify the sources of fixed-income returns during the period.

Current target allocation as of May 31, 2016[12]

We remain cautiously optimistic about the longer-term outlook for stocks.

Bond yields continued to be depressed. The potential for future interest-rate hikes may be a headwind to increases in overall output in the general U.S. economy. With yields at historical lows, there continues to be a duration risk in bonds.

Internationally, the accommodative policies of the ECB and BOJ are intended to bolster their local economies. We believe these central banks will continue to support growth in their economies, which should be supportive of asset prices. In addition to developed international economies, emerging markets stocks are at low valuation levels not seen in years. Finally, domestic stocks and the U.S. economy have shown resilience in the past year. We look to market signals and economic releases to help inform the changing state of U.S. markets.

Neutral target allocation

Please see footnotes on page 17.

20	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Equity Portfolio

Investment objective

The Portfolio seeks long-term capital appreciation with no emphasis on income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo WealthBuilder Equity Portfolio (WBGIX)	10-1-1997	(6.85)	5.44	3.35	(5.43)	5.76	3.50	2.35	2.29
WealthBuilder Equity Composite Index[3]	–	–	–	–	(3.37)	7.79	5.84	–	–
MSCI ACWI ex USA Index (Net)[4]	–	–	–	–	(11.39)	0.12	2.01	–	–
Russell 3000® Index[5]	–	–	–	–	0.22	11.15	7.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolios, the maximum front-end sales charge is 1.50%.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	21

Wells Fargo WealthBuilder Equity Portfolio (continued)

Growth of $10,000 investment as of May 31, 2016[10]

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.79% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[2]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Equity Composite Index is weighted 30% in the MSCI ACWI ex USA Index (Net) and 70% in the Russell 3000® Index. You cannot invest directly in an index.

[4]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[6]	The S&P 500 Index consists of approximately 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[10]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Equity Composite Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[12]	Amounts are calculated based on the long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

22	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Equity Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Equity Composite Index, during the preceding 12-month period that ended on May 31, 2016.

■	Underlying U.S. funds posted narrow losses and underperformed their U.S. equity benchmark; the large cap growth funds were the biggest detractor.

■	Underlying international funds suffered significant losses yet outperformed their international benchmark as a group.

Equity markets experienced two corrections during the previous 12 months.

Global equity markets experienced two corrections, defined as a loss of 10% or more, during the previous 12 months. Amid fears of contagion from international markets, U.S. equities sold off heavily during August 2015 and January 2016. During August, the contraction was fueled by fears of collapsing growth in China. During January 2016, in addition to renewed fears of lower output in China and softer domestic economic data, oil prices dropped below $30 a barrel.

The second correction, which followed the first hike in the federal funds interest rate in a decade, raised concerns that the U.S. Federal Reserve acted too hastily. U.S. investors feared a contracting global economy coupled with the currency and business effects of a rate hike would drive down international demand for U.S. goods. Despite the potential headwinds, the S&P 500 Index6 ended the period up 1.72%.

The European Central Bank (ECB) and the Bank of Japan (BOJ) increased monetary stimulus programs that were intended to bolster their local economies. Brazil’s business and political woes continued and China reduced its economic growth forecasts, which tended to restrain investor enthusiasm for international investments.

U.S. bonds, as measured by the Barclays U.S. Aggregate Bond Index,7 rose 2.99%, outperforming large-cap stocks. Small-cap stocks, as measured by the Russell 2000® Index,8 returned -5.97%. International stocks returned -11.39%, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net).4 Within international stocks, emerging markets stocks fell the most at -17.63%, as measured by the MSCI Emerging Markets (EM) Index (Net).9

The Portfolio remained broadly diversified among the four main stock segments: international, small-cap, large-cap growth, and large-cap value stocks.

Ten largest holdings (%) as of May 31, 2016[11]
MFS Value Fund Class I	14.97
T. Rowe Price Blue Chip Growth Fund Retail Class	10.52
Thornburg International Value Fund Institutional Class	8.94
Oakmark Fund Class I	7.55
Invesco Growth and Income Fund Class R6	7.53
American Century Growth Fund Institutional Class	7.47
Wells Fargo Endeavor Select Fund Insitutional Class	6.00
Wells Fargo Large Cap Growth Fund Class R6	6.00
Wells Fargo International Growth Portfolio	5.90
Dodge & Cox International Stock Fund	2.99

Bond yields continued to be depressed. The potential for future interest-rate hikes may be a headwind to increases in overall output in the U.S. general economy.

Internationally, the accommodative policies of the ECB and BOJ are intended to bolster their local economies. We believe these central banks will continue to support growth in their economies, which should be supportive of asset prices. In addition to developed international economies, emerging markets stocks are at low valuation levels not seen in years. Finally, domestic stocks and the U.S. economy have shown resilience in the past year. We look to market signals and economic releases to help inform the changing state of U.S. markets.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	23

Wells Fargo WealthBuilder Equity Portfolio (continued)

Portfolio allocation as of May 31, 2016[12]

Please see footnotes on page 21.

24	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Tactical Equity Portfolio

Investment objective

The Portfolio seeks long-term capital appreciation with no emphasis on income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Christian L. Chan, CFA®

Average annual total returns (%) as of May 31, 2016

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo WealthBuilder Tactical Equity Portfolio (WBGAX)	10-1-1997	(7.53)	5.33	3.50	(6.12)	5.64	3.66	2.29	2.29
WealthBuilder Tactical Equity Composite Index[3]	–	–	–	–	(3.37)	7.79	5.84	–	–
MSCI ACWI ex USA Index (Net)[4]	–	–	–	–	(11.39)	0.12	2.01	–	–
Russell 3000® Index[5]	–	–	–	–	0.22	11.15	7.39	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolios, the maximum front-end sales charge is 1.50%.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Portfolio is exposed to alternative investment risk, foreign investment risk and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	25

Wells Fargo WealthBuilder Tactical Equity Portfolio (continued)

Growth of $10,000 investment as of May 31, 2016[9]

[1]	Reflects the expense ratios as stated in the most recent prospectus, which include the impact of 0.79% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[2]	The manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50%. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Without this cap, the Portfolio’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The WealthBuilder Tactical Equity Composite Index is weighted 30% in the MSCI ACWI ex USA Index (Net) and 70% in the Russell 3000® Index. You cannot invest directly in an index.

[4]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[6]	The S&P 500 Index consists of approximately 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[9]	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Tactical Equity Composite Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

[10]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[11]	Current target allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

26	Wells Fargo WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo WealthBuilder Tactical Equity Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Tactical Equity Composite Index, for the 12-month period that ended May 31, 2016.

■	Underlying U.S. funds posted narrow losses and underperformed their U.S. equity benchmark; the large cap growth funds were the biggest detractor.

■	Underlying international funds suffered significant losses yet outperformed their international benchmark as a group.

■	The tactical hedging of the yen and euro also detracted from performance.

Equity markets experienced two corrections during the previous 12 months.

Global equity markets experienced two corrections during the previous 12 months. Amid fears of contagion from international markets, U.S. equities sold off heavily during August 2015 and January 2016. In August, the contraction was fueled by fears of collapsing growth in China. In January, in addition to renewed fears of lower output in China and softer domestic economic data, oil prices dropped below $30 a barrel.

The second correction, which followed the first hike in the federal funds interest rate in a decade, raised concerns that the U.S. Federal Reserve acted too hastily. U.S. investors feared a contracting global economy coupled with the currency and business effects of a rate hike would drive down international demand for U.S. goods. Despite the potential headwinds, the S&P 500 Index6 ended the period up 1.72%.

The European Central Bank (ECB) and the Bank of Japan (BOJ) increased monetary stimulus programs that were intended to bolster their local economies. Brazil’s business and political woes continued and China reduced its economic growth forecasts, which tended to restrain investor enthusiasm for international investments.

Small-cap stocks, as measured by the Russell 2000® Index,7 returned -5.97%. International stocks returned -11.39%, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net).4 Within international stocks, emerging markets stocks fell the most at -17.63%, as measured by the MSCI Emerging Markets Index (Net).8

Ten largest holdings (%) as of May 31, 2016[10]
MFS Value Fund Class I	14.90
Thornburg International Value Fund Institutional Class	8.94
T. Rowe Price Blue Chip Growth Fund Retail Class	8.72
Oakmark Fund Class I	7.51
Invesco Growth and Income Fund Class R6	7.48
American Century Growth Fund Institutional Class	6.22
Wells Fargo International Growth Portfolio	5.89
Wells Fargo Large Cap Growth Fund Class R6	4.99
Wells Fargo Endeavor Select Fund Institutional Class	4.96
Wells Fargo Emerging Growth Portfolio	3.78

During the period, the team altered the Portfolio’s exposure to international stocks, trimming exposure to emerging markets to increase investments in Japan. Currency exposures to the euro and the yen were tactically hedged.

We continue to prefer stocks to bonds.

Bond yields continued to be depressed. The potential for future interest-rate hikes may be a headwind to increases in overall output in the general U.S. economy.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo WealthBuilder Portfolios	27

Wells Fargo WealthBuilder Tactical Equity Portfolio (continued)

Current target allocation as of May 31, 2016[11]

Internationally, the accommodative policies of the ECB and BOJ are intended to help bolster their local economies. We believe these central banks will continue to support growth in their economies, which should be supportive of asset prices. In addition to developed international economies, emerging markets stocks are at low valuation levels not seen in years. Finally, domestic stocks and the U.S. economy have shown resilience in the past year. We look to market signals and economic releases to help inform the changing state of U.S. markets.

Neutral target allocation

Please see footnotes on page 25.

28	Wells Fargo WealthBuilder Portfolios	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo WealthBuilder Conservative Allocation Portfolio	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Actual	$1,000.00	$1,011.41	$7.54	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Wells Fargo WealthBuilder Moderate Balanced Portfolio
Actual	$1,000.00	$1,005.56	$7.46	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.56	$7.51	1.49%
Wells Fargo WealthBuilder Growth Balanced Portfolio
Actual	$1,000.00	$997.74	$7.44	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.52	1.49%
Wells Fargo WealthBuilder Growth Allocation Portfolio
Actual	$1,000.00	$987.85	$7.45	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Wells Fargo WealthBuilder Equity Portfolio
Actual	$1,000.00	$980.58	$7.43	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Wells Fargo WealthBuilder Tactical Equity Portfolio
Actual	$1,000.00	$974.37	$7.40	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%

[1]	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2016	Wells Fargo WealthBuilder Portfolios	29

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security name	Shares	Value

Exchange-Traded Funds: 1.67%
iShares MSCI Japan Index ETF	44,690	$526,448
iShares National AMT-Free Municipal Bond ETF	68,291	7,670,445
WisdomTree Japan Hedged Equity ETF	12,066	529,576

Total Exchange-Traded Funds (Cost $8,588,214)		8,726,469

Investment Companies: 98.35%

Affiliated Master Portfolios: 26.54%
Wells Fargo Core Bond Portfolio		124,676,465
Wells Fargo Emerging Growth Portfolio		4,016,944
Wells Fargo International Growth Portfolio		6,315,708
Wells Fargo Small Company Value Portfolio		4,015,017

		139,024,134

Alternative Investment Funds: 6.46%
AQR Managed Futures Strategy Fund Class I	508,557	5,009,285
PIMCO CommodityRealReturn Strategy Fund Institutional Class	2,058,075	14,262,460
The Arbitrage Fund Class I †	394,333	5,177,593
Voya Global Real Estate Fund Class I	469,303	9,371,972

		33,821,310

Bond Funds: 47.09%
Oppenheimer International Bond Fund Class Y	4,220,182	24,055,035
PIMCO High Yield Fund Institutional Class	6,240,034	53,165,086
Wells Fargo Government Securities Fund Institutional Class (l)	6,475,834	73,500,715
Wells Fargo Short Duration Government Bond Fund Class R6 (l)	9,604,049	95,944,445

		246,665,281

Stock Funds: 18.26%
American Century Growth Fund Institutional Class	232,292	6,636,591
Calamos Market Neutral Income Fund Investor Class	388,696	4,975,307
DFA International Small Cap Value Portfolio Institutional Class	111,394	2,108,679
Dodge & Cox International Stock Fund	88,144	3,174,941
Invesco Growth and Income Fund Class R6	330,124	7,959,302
MFS Value Fund Class I	454,341	15,892,858
Oakmark Fund Class I	122,871	7,974,318
Oppenheimer Developing Markets Fund Class Y	51,569	1,587,812
Royce Pennsylvania Mutual Fund Investor Class	398,317	4,007,071
T. Rowe Price Blue Chip Growth Fund Retail Class †	132,769	9,304,455
T. Rowe Price International Discovery Fund	39,107	2,119,983
Templeton Institutional Foreign Equity Fund Primary Class	169,278	3,155,345
Thornburg International Value Fund Institutional Class	395,118	9,518,397
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	139,881	2,622,762
Wells Fargo Endeavor Select Fund Institutional Class †(l)	571,104	5,305,551
Wells Fargo Large Cap Growth Fund Class R6 (l)	116,760	5,305,562
Wells Fargo Small Cap Value Fund Class R6 †(l)	194,282	4,015,817

		95,664,751

Total Investment Companies (Cost $503,676,170)		515,175,476

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo WealthBuilder Portfolios	Portfolio of investments—May 31, 2016

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security name	Yield		Shares	Value

Short-Term Investments: 0.26%

Investment Companies: 0.21%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41%		1,091,019	$1,091,019

		Maturity date	Principal

U.S. Treasury Securities: 0.05%
U.S. Treasury Bill (z)#	0.13	6-9-2016	$283,000	282,991

Total Short-Term Investments (Cost $1,374,010)				1,374,010

Total investments in securities (Cost $513,638,394) *	100.28%	525,275,955
Other assets and liabilities, net	(0.28)	(1,444,057)

Total net assets	100.00%	$523,831,898

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $521,144,249 and unrealized gains (losses) consists of:

Gross unrealized gains	$26,475,829
Gross unrealized losses	(22,344,123)

Net unrealized gains	$4,131,706

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo WealthBuilder Portfolios	31

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security name	Shares	Value

Exchange-Traded Funds: 1.46%
iShares MSCI Japan Index ETF	141,519	$1,667,094
iShares National AMT-Free Municipal Bond ETF	78,431	8,809,370
WisdomTree Japan Hedged Equity ETF	37,016	1,624,630

Total Exchange-Traded Funds (Cost $12,274,318)		12,101,094

Investment Companies: 98.28%

Affiliated Master Portfolios: 22.67%
Wells Fargo Core Bond Portfolio		143,176,887
Wells Fargo Emerging Growth Portfolio		12,882,232
Wells Fargo International Growth Portfolio		19,977,315
Wells Fargo Small Company Value Portfolio		12,834,637

		188,871,071

Alternative Investment Funds: 6.47%
AQR Managed Futures Strategy Fund Class I	806,041	7,939,505
PIMCO CommodityRealReturn Strategy Fund Institutional Class	3,279,426	22,726,420
The Arbitrage Fund Class I †	630,740	8,281,617
Voya Global Real Estate Fund Class I	749,182	14,961,161

		53,908,703

Bond Funds: 33.73%
Oppenheimer International Bond Fund Class Y	6,436,861	36,690,108
PIMCO High Yield Fund Institutional Class	8,229,000	70,111,082
Wells Fargo Government Securities Fund Institutional Class (l)	7,628,131	86,579,284
Wells Fargo Short Duration Government Bond Fund Class R6 (l)	8,779,414	87,706,343

		281,086,817

Stock Funds: 35.41%
American Century Growth Fund Institutional Class	737,977	21,083,997
Calamos Market Neutral Income Fund Investor Class	511,981	6,553,363
DFA International Small Cap Value Portfolio Institutional Class	353,748	6,696,452
Dodge & Cox International Stock Fund	278,574	10,034,228
Invesco Growth and Income Fund Class R6	1,051,800	25,358,896
MFS Value Fund Class I	1,451,125	50,760,361
Oakmark Fund Class I	392,403	25,466,968
Oppenheimer Developing Markets Fund Class Y	162,632	5,007,450
Royce Pennsylvania Mutual Fund Investor Class	1,265,156	12,727,473
T. Rowe Price Blue Chip Growth Fund Retail Class †	422,199	29,587,731
T. Rowe Price International Discovery Fund	124,701	6,760,029
Templeton Institutional Foreign Equity Fund Primary Class	534,943	9,971,335
Thornburg International Value Fund Institutional Class	1,250,877	30,133,618
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	439,818	8,246,588
Wells Fargo Endeavor Select Fund Institutional Class †(l)	1,825,750	16,961,217
Wells Fargo Large Cap Growth Fund Class R6 (l)	371,415	16,877,116
Wells Fargo Small Cap Value Fund Class R6 †(l)	619,765	12,810,541

		295,037,363

Total Investment Companies (Cost $799,354,307)		818,903,954

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo WealthBuilder Portfolios	Portfolio of investments—May 31, 2016

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security name	Yield		Shares	Value

Short-Term Investments: 0.26%

Investment Companies: 0.15%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41%		1,265,358	$1,265,358

		Maturity date	Principal

U.S. Treasury Securities: 0.11%
U.S. Treasury Bill (z)#	0.13	6-9-2016	$912,000	911,970

Total Short-Term Investments (Cost $2,177,329)				2,177,328

Total investments in securities (Cost $813,805,954) *	100.00%	833,182,376
Other assets and liabilities, net	0.00	35,267

Total net assets	100.00%	$833,217,643

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $820,542,776 and unrealized gains (losses) consists of:

Gross unrealized gains	$59,617,237
Gross unrealized losses	(46,977,637)

Net unrealized gains	$12,639,600

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo WealthBuilder Portfolios	33

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security name	Shares	Value

Exchange-Traded Funds: 1.23%
iShares MSCI Japan Index ETF	246,069	$2,898,693
iShares National AMT-Free Municipal Bond ETF	56,390	6,333,725
WisdomTree Japan Hedged Equity ETF	60,553	2,657,671

Total Exchange-Traded Funds (Cost $12,540,581)		11,890,089

Investment Companies: 98.50%

Affiliated Master Portfolios: 19.47%
Wells Fargo Core Bond Portfolio		108,943,380
Wells Fargo Emerging Growth Portfolio		22,368,837
Wells Fargo International Growth Portfolio		34,619,242
Wells Fargo Small Company Value Portfolio		22,334,971

		188,266,430

Alternative Investment Funds: 6.43%
AQR Managed Futures Strategy Fund Class I	922,649	9,088,096
PIMCO CommodityRealReturn Strategy Fund Institutional Class	3,807,866	26,388,513
The Arbitrage Fund Class I †	731,423	9,603,578
Voya Global Real Estate Fund Class I	859,202	17,158,262

		62,238,449

Bond Funds: 20.02%
Oppenheimer International Bond Fund Class Y	7,983,619	45,506,630
PIMCO High Yield Fund Institutional Class	7,272,638	61,962,876
Wells Fargo Government Securities Fund Institutional Class (l)	7,584,472	86,083,752

		193,553,258

Stock Funds: 52.58%
American Century Growth Fund Institutional Class	1,282,082	36,629,071
Calamos Market Neutral Income Fund Investor Class	504,066	6,452,041
DFA International Small Cap Value Portfolio Institutional Class	616,969	11,679,230
Dodge & Cox International Stock Fund	486,048	17,507,448
Invesco Growth and Income Fund Class R6	1,835,702	44,258,776
MFS Value Fund Class I	2,521,110	88,188,420
Oakmark Fund Class I	684,123	44,399,585
Oppenheimer Developing Markets Fund Class Y	284,082	8,746,876
Royce Pennsylvania Mutual Fund Investor Class	2,201,587	22,147,962
T. Rowe Price Blue Chip Growth Fund Retail Class †	733,038	51,371,297
T. Rowe Price International Discovery Fund	216,748	11,749,898
Templeton Institutional Foreign Equity Fund Primary Class	932,570	17,383,098
Thornburg International Value Fund Institutional Class	2,173,337	52,355,698
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	770,740	14,451,367
Wells Fargo Endeavor Select Fund Institutional Class †(l)	3,160,092	29,357,259
Wells Fargo Large Cap Growth Fund Class R6 (l)	644,959	29,306,936
Wells Fargo Small Cap Value Fund Class R6 †(l)	1,083,617	22,398,371

		508,383,333

Total Investment Companies (Cost $915,439,728)		952,441,470

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo WealthBuilder Portfolios	Portfolio of investments—May 31, 2016

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security name	Yield		Shares	Value

Short-Term Investments: 0.27%

Investment Companies: 0.14%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41%		1,324,716	$1,324,716

		Maturity date	Principal

U.S. Treasury Securities: 0.13%
U.S. Treasury Bill (z)#	0.12	6-9-2016	$1,315,000	1,314,957

Total Short-Term Investments (Cost $2,639,677)				2,639,673

Total investments in securities (Cost $930,619,986) *	100.00%	966,971,232
Other assets and liabilities, net	0.00	(39,054)

Total net assets	100.00%	$966,932,178

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $944,392,131 and unrealized gains (losses) consists of:

Gross unrealized gains	$80,978,171
Gross unrealized losses	(58,399,070)

Net unrealized gains	$22,579,101

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo WealthBuilder Portfolios	35

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security name	Shares	Value

Exchange-Traded Funds: 1.02%
iShares MSCI Japan Index ETF	144,590	$1,703,270
iShares National AMT-Free Municipal Bond ETF	10,072	1,131,287
WisdomTree Japan Hedged Equity ETF	35,214	1,545,542

Total Exchange-Traded Funds (Cost $4,865,164)		4,380,099

Investment Companies: 98.73%

Affiliated Master Portfolios: 15.45%
Wells Fargo Core Bond Portfolio		19,855,433
Wells Fargo Emerging Growth Portfolio		12,994,194
Wells Fargo International Growth Portfolio		20,388,098
Wells Fargo Small Company Value Portfolio		13,139,432

		66,377,157

Alternative Investment Funds: 6.35%
AQR Managed Futures Strategy Fund Class I	395,016	3,890,906
PIMCO CommodityRealReturn Strategy Fund Institutional Class	1,677,987	11,628,447
The Arbitrage Fund Class I †	317,335	4,166,610
Voya Global Real Estate Fund Class I	379,483	7,578,283

		27,264,246

Bond Funds: 7.37%
Oppenheimer International Bond Fund Class Y	1,496,114	8,527,848
PIMCO High Yield Fund Institutional Class	1,342,286	11,436,276
Wells Fargo Government Securities Fund Institutional Class (l)	1,029,283	11,682,358

		31,646,482

Stock Funds: 69.56%
American Century Growth Fund Institutional Class	753,096	21,515,945
Calamos Market Neutral Income Fund Class I	311,585	3,988,289
DFA International Small Cap Value Portfolio Institutional Class	362,814	6,868,073
Dodge & Cox International Stock Fund	283,708	10,219,171
Invesco Growth and Income Fund Class R6	1,078,068	25,992,213
MFS Value Fund Class I	1,482,311	51,851,227
Oakmark Fund Class I	402,070	26,094,317
Oppenheimer Developing Markets Fund Class Y	166,424	5,124,203
Royce Pennsylvania Mutual Fund Investor Class	1,294,310	13,020,757
T. Rowe Price Blue Chip Growth Fund Retail Class †	430,898	30,197,344
T. Rowe Price International Discovery Fund	127,390	6,905,827
Templeton Institutional Foreign Equity Fund Primary Class	547,200	10,199,807
Thornburg International Value Fund Institutional Class	1,278,453	30,797,941
Wells Fargo Emerging Markets Equity Fund Class R6 (l)	450,592	8,448,600
Wells Fargo Endeavor Select Fund Institutional Class †(l)	1,862,181	17,299,658
Wells Fargo Large Cap Growth Fund Class R6 (l)	379,154	17,228,754
Wells Fargo Small Cap Value Fund Class R6 †(l)	634,547	13,116,082

		298,868,208

Total Investment Companies (Cost $409,002,191)		424,156,093

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo WealthBuilder Portfolios	Portfolio of investments—May 31, 2016

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security name	Yield	Maturity date	Principal	Value

Short-Term Investments: 0.16%

U.S. Treasury Securities: 0.16%
U.S. Treasury Bill (z)#	0.11%	6-9-2016	$696,000	$695,977

Total Short-Term Investments (Cost $695,980)				695,977

Total investments in securities (Cost $414,563,335) *	99.91%	429,232,169
Other assets and liabilities, net	0.09	395,427

Total net assets	100.00%	$429,627,596

†	Non-income earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $417,545,054 and unrealized gains (losses) consists of:

Gross unrealized gains	$38,949,926
Gross unrealized losses	(27,262,811)

Net unrealized gains	$11,687,115

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo WealthBuilder Portfolios	37

WEALTHBUILDER EQUITY PORTFOLIO

Security name		Shares	Value

Investment Companies: 99.88%

Affiliated Master Portfolios: 10.97%
Wells Fargo Emerging Growth Portfolio			$3,397,239
Wells Fargo International Growth Portfolio			7,906,391
Wells Fargo Small Company Value Portfolio			3,390,251

			14,693,881

Stock Funds: 88.91%
American Century Growth Fund Institutional Class		350,394	10,010,746
DFA International Small Cap Value Portfolio Institutional Class		140,850	2,666,295
Dodge & Cox International Stock Fund		111,262	4,007,672
Invesco Growth and Income Fund Class R6		418,353	10,086,489
MFS Value Fund Class I		573,370	20,056,466
Oakmark Fund Class I		155,908	10,118,404
Oppenheimer Developing Markets Fund Class Y		107,577	3,312,310
Royce Pennsylvania Mutual Fund Investor Class		335,175	3,371,864
T. Rowe Price Blue Chip Growth Fund Retail Class †		201,020	14,087,469
T. Rowe Price International Discovery Fund		49,414	2,678,720
Templeton Institutional Foreign Equity Fund Primary Class		213,608	3,981,661
Thornburg International Value Fund Institutional Class		497,102	11,975,187
Wells Fargo Emerging Markets Equity Fund Class R6 (l)		175,032	3,281,845
Wells Fargo Endeavor Select Fund Institutional Class †(l)		865,622	8,041,633
Wells Fargo Large Cap Growth Fund Class R6 (l)		176,914	8,038,992
Wells Fargo Small Cap Value Fund Class R6 (l)†		164,410	3,398,353

			119,114,106

Total Investment Companies (Cost $118,968,622)			133,807,987

	Yield
Short-Term Investments: 0.12%

Investment Companies: 0.12%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41%	155,252	155,252

Total Short-Term Investments (Cost $155,252)			155,252

Total investments in securities (Cost $119,123,874) *	100.00%	133,963,239
Other assets and liabilities, net	(0.00)	669

Total net assets	100.00%	$133,963,908

†	Non-income earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $116,840,949 and unrealized gains (losses) consists of:

Gross unrealized gains	$21,593,225
Gross unrealized losses	(4,470,935)

Net unrealized gains	$17,122,290

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo WealthBuilder Portfolios	Portfolio of investments—May 31, 2016

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Security name			Shares	Value

Exchange-Traded Funds: 0.98%
iShares MSCI Japan Index ETF			177,120	$2,086,474
WisdomTree Japan Hedged Equity ETF			46,565	2,043,738

Total Exchange-Traded Funds (Cost $4,759,463)				4,130,212

Investment Companies: 98.56%

Affiliated Master Portfolios: 13.45%
Wells Fargo Emerging Growth Portfolio				16,004,365
Wells Fargo International Growth Portfolio				24,932,164
Wells Fargo Small Company Value Portfolio				15,975,319

				56,911,848

Stock Funds: 85.11%
American Century Growth Fund Institutional Class			920,724	26,305,080
DFA International Small Cap Value Portfolio Institutional Class			442,820	8,382,577
Dodge & Cox International Stock Fund			350,790	12,635,467
Invesco Growth and Income Fund Class R6			1,313,060	31,657,871
MFS Value Fund Class I			1,802,611	63,055,319
Oakmark Fund Class I			489,422	31,763,462
Oppenheimer Developing Markets Fund Class Y			203,794	6,274,817
Royce Pennsylvania Mutual Fund Investor Class			1,582,918	15,924,158
T. Rowe Price Blue Chip Growth Fund Retail Class †			526,432	36,892,362
T. Rowe Price International Discovery Fund			155,012	8,403,177
Templeton Institutional Foreign Equity Fund Primary Class			673,637	12,556,596
Thornburg International Value Fund Institutional Class			1,569,514	37,809,594
Wells Fargo Emerging Markets Equity Fund Class R6 (l)			553,651	10,380,950
Wells Fargo Endeavor Select Fund Institutional Class †(l)			2,260,399	20,999,107
Wells Fargo Large Cap Growth Fund Class R6 (l)			464,289	21,097,281
Wells Fargo Small Cap Value Fund Class R6 (l)†			773,175	15,981,519

				360,119,337

Total Investment Companies (Cost $386,981,706)				417,031,185

	Yield
Short-Term Investments: 0.42%

Investment Companies: 0.29%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.41%		1,212,049	1,212,049

		Maturity date	Principal

U.S. Treasury Securities: 0.13%
U.S. Treasury Bill (z)#	0.10	6-9-2016	$272,000	271,991
U.S. Treasury Bill (z)#	0.25	6-16-2016	300,000	299,981

				571,972

Total Short-Term Investments (Cost $1,784,008)				1,784,021

Total investments in securities (Cost $393,525,177) *	99.96%	422,945,418
Other assets and liabilities, net	0.04	163,169

Total net assets	100.00%	$423,108,587

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo WealthBuilder Portfolios	39

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

†	Non-income earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $392,018,132 and unrealized gains (losses) consists of:

Gross unrealized gains	$49,858,431
Gross unrealized losses	(18,931,145)

Net unrealized gains	$30,927,286

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo WealthBuilder Portfolios	Statements of assets and liabilities—May 31, 2016

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Assets
Investments
In unaffiliated Underlying Funds and securities, at value (see cost below)	$198,465,950	$413,864,858
In affiliated Underlying Funds, at value (see cost below)	187,785,871	230,446,447
In affiliated Master Portfolios, at value (see cost below)	139,024,134	188,871,071

Total investments, at value (see cost below)	525,275,955	833,182,376
Cash	432,436	650,405
Receivable for investments sold	0	0
Receivable for Portfolio shares sold	560,282	1,966,788
Receivable for dividends	593,405	731,179
Receivable for daily variation margin on open futures contracts	37,156	120,378
Prepaid expenses and other assets	11,650	22,875

Total assets	526,910,884	836,674,001

Liabilities
Payable for investments purchased	1,019,909	1,370,948
Payable for Portfolio shares redeemed	1,377,285	1,011,820
Management fee payable	110,207	175,325
Distribution fee payable	332,254	525,976
Administration fee payable	93,031	147,273
Shareholder servicing fees payable	110,751	175,325
Accrued expenses and other liabilities	35,549	49,691

Total liabilities	3,078,986	3,456,358

Total net assets	$523,831,898	$833,217,643

NET ASSETS CONSIST OF
Paid-in capital	$511,455,366	$797,080,422
Undistributed (overdistributed/accumulated) net investment income (loss)	5,393	194,432
Accumulated net realized gains (losses) on investments	851,609	16,948,623
Net unrealized gains on investments	11,519,530	18,994,166

Total net assets	$523,831,898	$833,217,643

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets	$523,831,898	$833,217,643
Shares outstanding[1]	50,715,548	73,104,274
Net asset value per share	$10.33	$11.40
Maximum offering price per share[2]	$10.49	$11.57

Investments in unaffiliated Underlying Funds and securities, at cost	$188,630,032	$389,404,837

Investments in affiliated Underlying Funds, at cost	$184,761,362	$231,154,310

Investments in affiliated Master Portfolios, at cost	$140,247,000	$193,246,807

Total investments, at cost	$513,638,394	$813,805,954

[1]	Each Portfolio has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2016	Wells Fargo WealthBuilder Portfolios	41

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$595,782,401	$295,079,560	$96,353,283	$296,362,664
182,922,401	67,775,452	22,916,075	69,670,906
188,266,430	66,377,157	14,693,881	56,911,848

966,971,232	429,232,169	133,963,239	422,945,418
1,150,924	744,067	189,223	583,577
176,490	222,883	55,525	204,374
1,596,680	427,597	41,117	549,641
594,326	104,512	0	0
205,203	119,366	0	143,213
26,573	19,900	10,186	11,642

970,721,428	430,870,494	134,259,290	424,437,865

599,896	105,494	0	0
1,931,104	580,971	122,883	794,469
203,287	86,874	17,285	83,365
609,862	269,667	83,779	265,024
170,761	75,507	23,458	74,207
203,287	89,889	27,926	88,341
71,053	34,496	20,051	23,872

3,789,250	1,242,898	295,382	1,329,278

$966,932,178	$429,627,596	$133,963,908	$423,108,587

$909,204,883	$399,859,087	$113,870,870	$415,776,670
(253,996)	(827,470)	249	(1,656,016)
22,233,054	16,263,690	5,253,424	(20,082,063)
35,748,237	14,332,289	14,839,365	29,069,996

$966,932,178	$429,627,596	$133,963,908	$423,108,587

$966,932,178	$429,627,596	$133,963,908	$423,108,587
72,736,327	32,091,673	8,840,440	23,182,768
$13.29	$13.39	$ 15.15	$18.25
$13.49	$13.59	$ 15.38	$18.53

$546,453,981	$270,218,432	$78,225,043	$253,320,457

$187,538,451	$73,406,430	$24,426,847	$75,924,884

$196,627,554	$70,938,473	$16,471,984	$64,279,836

$930,619,986	$414,563,335	$119,123,874	$393,525,177

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo WealthBuilder Portfolios	Statements of operations—year ended May 31, 2016

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Investment income
Dividends from unaffiliated Underlying Funds	$6,231,002	$10,680,927
Dividends from affiliated Underlying Funds	2,759,247	3,000,700
Interest allocated from affiliated Master Portfolios	2,741,174	3,230,662
Dividends allocated from affiliated Master Portfolios*	199,318	640,067
Affiliated income allocated from affiliated Master Portfolios	18,916	24,826
Securities lending income allocated from affiliated Master Portfolios	23,942	66,501
Interest	932	2,941
Expenses allocated from affiliated Master Portfolios	(579,370)	(939,625)
Waivers allocated from affiliated Master Portfolios	16,928	19,981

Total investment income	11,412,089	16,726,980

Expenses
Management fee	1,309,479	2,119,467
Administration fee	1,122,161	1,816,895
Shareholder servicing fees	1,309,198	2,119,265
Distribution fee	3,928,436	6,358,400
Custody and accounting fees	72,536	69,948
Professional fees	33,064	33,065
Registration fees	55,394	51,397
Shareholder report expenses	30,631	50,998
Trustees’ fees and expenses	11,946	12,762
Interest expense	0	196
Other fees and expenses	12,099	17,432

Total expenses	7,884,944	12,649,825
Less: Fee waivers and/or expense reimbursements	(28,076)	(26,755)

Net expenses	7,856,868	12,623,070

Net investment income (loss)	3,555,221	4,103,910

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	(2,899,285)	(5,620,203)
Affiliated Underlying Funds	2,529,182	6,248,403
Futures transactions	1,154,418	4,016,277
Capital gain distributions from unaffiliated Underlying Funds	5,508,933	15,227,361
Capital gain distributions from affiliated Underlying Funds	3,400,243	10,512,134
Securities transactions allocated from affiliated Master Portfolios	2,119,669	2,665,697

Net realized gains on investments	11,813,160	33,049,669

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	(12,623,549)	(32,029,937)
Affiliated Underlying Funds	(6,425,127)	(17,917,730)
Futures transactions	(101,264)	(329,989)
Securities transactions allocated from affiliated Master Portfolios	(2,630,630)	(6,700,077)

Net change in unrealized gains (losses) on investments	(21,780,570)	(56,977,733)

Net realized and unrealized gains (losses) on investments	(9,967,410)	(23,928,064)

Net decrease in net assets resulting from operations	$(6,412,189)	$(19,824,154)

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$11,833	$37,563

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2016	Wells Fargo WealthBuilder Portfolios	43

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$13,038,158	$5,160,866	$1,241,238	$3,836,613
1,508,851	384,611	84,425	244,064
2,461,446	449,304	0	0
1,109,600	655,174	228,930	807,916
23,078	7,212	1,495	5,339
109,230	62,868	18,834	77,198
3,866	1,899	0	1,060
(1,107,173)	(488,014)	(137,865)	(512,282)
15,227	2,781	0	0

17,162,283	6,236,701	1,437,057	4,459,908

2,445,721	1,083,548	345,126	1,069,051
2,097,321	928,715	296,034	916,634
2,446,722	1,083,548	345,126	1,068,091
7,340,937	3,250,645	1,035,377	3,207,154
85,427	59,471	42,520	53,491
32,563	32,559	33,397	33,010
68,329	48,502	30,445	45,080
76,681	42,745	10,541	27,466
12,945	12,945	19,716	19,693
0	0	0	0
16,153	9,507	9,828	12,146

14,622,799	6,552,185	2,168,110	6,451,816
(32,007)	(50,895)	(97,356)	(41,199)

14,590,792	6,501,290	2,070,754	6,410,617

2,571,491	(264,589)	(633,697)	(1,950,709)

(6,126,547)	(3,540,408)	(653,058)	(2,172,860)
11,117,761	5,121,030	2,937,910	7,459,886
3,538,361	1,311,829	0	(1,026,916)
24,764,396	14,060,805	5,266,620	16,693,017
18,074,387	10,494,175	4,166,746	12,703,560
2,557,938	400,333	679,628	1,235,698

53,926,296	27,847,764	12,397,846	34,892,385

(50,548,022)	(27,039,330)	(9,779,876)	(29,748,400)
(30,380,758)	(16,953,094)	(7,836,049)	(22,507,470)
(729,291)	(504,273)	0	(832,133)
(10,855,595)	(5,921,658)	(2,644,250)	(8,206,963)

(92,513,666)	(50,418,355)	(20,260,175)	(61,294,966)

(38,587,370)	(22,570,591)	(7,862,329)	(26,402,581)

$(36,015,879)	$(22,835,180)	$(8,496,026)	$(28,353,290)

$65,186	$38,406	$14,997	$47,180

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Conservative Allocation Portfolio
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$3,555,221		$1,894,442
Net realized gains on investments		11,813,160		18,152,708
Net change in unrealized gains (losses) on investments		(21,780,570)		(10,251,043)

Net increase (decrease) in net assets resulting from operations		(6,412,189)		9,796,107

Distributions to shareholders from
Net investment income		(4,111,475)		(2,454,091)
Net realized gains		(13,989,868)		(12,035,964)

Total distributions to shareholders		(18,101,343)		(14,490,055)

Capital share transactions	Shares		Shares
Proceeds from shares sold	11,262,600	116,710,681	10,584,440	114,883,902
Reinvestment of distributions	1,769,710	18,074,814	1,349,657	14,475,121
Payment for shares redeemed	(12,671,692)	(131,499,027)	(14,783,524)	(160,542,713)

Net increase (decrease) in net assets resulting from capital share transactions		3,286,468		(31,183,690)

Total decrease in net assets		(21,227,064)		(35,877,638)

Net assets
Beginning of period		545,058,962		580,936,600

End of period		$523,831,898		$545,058,962

Undistributed net investment income		$5,393		$83,465

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo WealthBuilder Portfolios	45

	WealthBuilder Moderate Balanced Portfolio
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$4,103,910		$1,846,584
Net realized gains on investments		33,049,669		46,273,697
Net change in unrealized gains (losses) on investments		(56,977,733)		(18,591,731)

Net increase (decrease) in net assets resulting from operations		(19,824,154)		29,528,550

Distributions to shareholders from
Net investment income		(5,066,403)		(4,792,750)
Net realized gains		(33,712,193)		(25,821,821)

Total distributions to shareholders		(38,778,596)		(30,614,571)

Capital share transactions	Shares		Shares
Proceeds from shares sold	12,731,081	147,098,031	14,751,165	179,406,067
Reinvestment of distributions	3,437,045	38,720,686	2,554,487	30,574,626
Payment for shares redeemed	(16,329,458)	(187,173,600)	(15,061,182)	(183,046,028)

Net increase (decrease) in net assets resulting from capital share transactions		(1,354,883)		26,934,665

Total increase (decrease) in net assets		(59,957,633)		25,848,644

Net assets
Beginning of period		893,175,276		867,326,632

End of period		$833,217,643		$893,175,276

Undistributed net investment income		$194,432		$8,089

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Growth Balanced Portfolio
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment income		$2,571,491		$624,272
Net realized gains on investments		53,926,296		71,458,770
Net change in unrealized gains (losses) on investments		(92,513,666)		(25,710,997)

Net increase (decrease) in net assets resulting from operations		(36,015,879)		46,372,045

Distributions to shareholders from
Net investment income		(4,755,991)		(7,084,736)
Net realized gains		(47,555,710)		(31,685,911)

Total distributions to shareholders		(52,311,701)		(38,770,647)

Capital share transactions	Shares		Shares
Proceeds from shares sold	11,752,345	160,180,764	13,462,004	193,585,803
Reinvestment of distributions	3,970,170	52,269,033	2,738,063	38,748,055
Payment for shares redeemed	(13,141,127)	(175,600,976)	(10,990,169)	(158,117,020)

Net increase in net assets resulting from capital share transactions		36,848,821		74,216,838

Total increase (decrease) in net assets		(51,478,759)		81,818,236

Net assets
Beginning of period		1,018,410,937		936,592,701

End of period		$966,932,178		$1,018,410,937

Undistributed (overdistributed) net investment income		$(253,996)		$64,025

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo WealthBuilder Portfolios	47

	WealthBuilder Growth Allocation Portfolio
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment loss		$(264,589)		$(833,169)
Net realized gains on investments		27,847,764		36,094,950
Net change in unrealized gains (losses) on investments		(50,418,355)		(9,975,831)

Net increase (decrease) in net assets resulting from operations		(22,835,180)		25,285,950

Distributions to shareholders from
Net investment income		(1,351,047)		(3,617,950)
Net realized gains		(24,150,116)		(17,215,777)

Total distributions to shareholders		(25,501,163)		(20,833,727)

Capital share transactions	Shares		Shares
Proceeds from shares sold	5,396,148	74,412,404	5,982,612	88,279,600
Reinvestment of distributions	1,913,338	25,485,665	1,439,960	20,806,021
Payment for shares redeemed	(5,456,680)	(73,073,460)	(4,390,446)	(64,636,176)

Net increase in net assets resulting from capital share transactions		26,824,609		44,449,445

Total increase (decrease) in net assets		(21,511,734)		48,901,668

Net assets
Beginning of period		451,139,330		402,237,662

End of period		$429,627,596		$451,139,330

Accumulated net investment loss		$(827,470)		$(299,681)

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Equity Portfolio
	Year ended May 31, 2016		Year ended May 31, 2015

Operations
Net investment loss		$(633,697)		$(633,406)
Net realized gains on investments		12,397,846		14,978,752
Net change in unrealized gains (losses) on investments		(20,260,175)		(4,136,119)

Net increase (decrease) in net assets resulting from operations		(8,496,026)		10,209,227

Capital share transactions	Shares		Shares
Proceeds from shares sold	1,036,835	15,730,212	1,596,485	24,451,434
Payment for shares redeemed	(1,479,012)	(21,987,898)	(1,564,539)	(24,079,607)

Net increase (decrease) in net assets resulting from capital share transactions		(6,257,686)		371,827

Total increase (decrease) in net assets		(14,753,712)		10,581,054

Net assets
Beginning of period		148,717,620		138,136,566

End of period		$133,963,908		$148,717,620

Undistributed (accumulated) net investment income (loss)		$249		$(226,350)

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo WealthBuilder Portfolios	49

	WealthBuilder Tactical Equity Portfolio
	Year ended May 31, 2016			Year ended May 31, 2015

Operations
Net investment loss		$(1,950,709)		$(1,889,760)
Net realized gains on investments		34,892,385		44,444,424
Net change in unrealized gains (losses) on investments		(61,294,966)		(11,412,075)

Net increase (decrease) in net assets resulting from operations		(28,353,290)		31,142,589

Capital share transactions	Shares		Shares
Proceeds from shares sold	3,205,454	58,573,911	4,276,140	79,661,839
Payment for shares redeemed	(3,286,179)	(59,408,002)	(4,359,610)	(80,457,955)

Net decrease in net assets resulting from capital share transactions		(834,091)		(796,116)

Total increase (decrease) in net assets		(29,187,381)		30,346,473

Net assets
Beginning of period		452,295,968		421,949,495

End of period		$423,108,587		$452,295,968

Accumulated net investment loss		$(1,656,016)		$(998,320)

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo WealthBuilder Portfolios	Financial highlights

	Beginning net asset value per share	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

WealthBuilder Conservative Allocation Portfolio
Year ended May 31, 2016	$10.82	0.07	(0.20)	(0.08)	(0.28)	$10.33
Year ended May 31, 2015	$10.92	0.04	0.15	(0.05)	(0.24)	$10.82
Year ended May 31, 2014	$10.95	0.03	0.42	(0.05)	(0.43)	$10.92
Year ended May 31, 2013	$10.57	0.06	0.59	(0.08)	(0.19)	$10.95
Year ended May 31, 2012	$11.02	0.16	(0.20)	(0.21)	(0.20)	$10.57

WealthBuilder Moderate Balanced Portfolio
Year ended May 31, 2016	$12.19	0.05	(0.30)	(0.07)	(0.47)	$11.40
Year ended May 31, 2015	$12.21	0.03	0.39	(0.07)	(0.37)	$12.19
Year ended May 31, 2014	$12.03	0.02	0.91	(0.04)	(0.71)	$12.21
Year ended May 31, 2013	$10.96	0.04 [3]	1.21	(0.06)	(0.12)	$12.03
Year ended May 31, 2012	$11.50	0.13 [3]	(0.48)	(0.19)	(0.00)[4]	$10.96

WealthBuilder Growth Balanced Portfolio
Year ended May 31, 2016	$14.52	0.03	(0.53)	(0.06)	(0.67)	$13.29
Year ended May 31, 2015	$14.42	0.01	0.67	(0.10)	(0.48)	$14.52
Year ended May 31, 2014	$12.90	0.01	1.55	(0.04)	0.00	$14.42
Year ended May 31, 2013	$10.97	0.01	1.95	(0.03)	0.00	$12.90
Year ended May 31, 2012	$11.82	0.09	(0.82)	(0.12)	0.00	$10.97

WealthBuilder Growth Allocation Portfolio
Year ended May 31, 2016	$14.92	(0.01)	(0.71)	(0.04)	(0.77)	$13.39
Year ended May 31, 2015	$14.78	(0.02)	0.89	(0.12)	(0.61)	$14.92
Year ended May 31, 2014	$13.08	(0.03)	1.89	(0.00)[4]	(0.16)	$14.78
Year ended May 31, 2013	$10.87	(0.01)	2.23	(0.01)	0.00	$13.08
Year ended May 31, 2012	$11.83	0.05 [3]	(0.94)	(0.07)	0.00	$10.87

WealthBuilder Equity Portfolio
Year ended May 31, 2016	$16.02	(0.07)	(0.80)	0.00	0.00	$15.15
Year ended May 31, 2015	$14.93	(0.07)	1.16	0.00	0.00	$16.02
Year ended May 31, 2014	$12.82	(0.08)	2.19	0.00	0.00	$14.93
Year ended May 31, 2013	$10.34	(0.05)	2.53	0.00	0.00	$12.82
Year ended May 31, 2012	$11.45	(0.04)	(1.07)	0.00	0.00	$10.34

WealthBuilder Tactical Equity Portfolio
Year ended May 31, 2016	$19.44	(0.08)	(1.11)	0.00	0.00	$18.25
Year ended May 31, 2015	$18.07	(0.08)	1.45	0.00	0.00	$19.44
Year ended May 31, 2014	$15.61	(0.08)	2.54	0.00	0.00	$18.07
Year ended May 31, 2013	$13.12	(0.07)	2.58	(0.02)	0.00	$15.61
Year ended May 31, 2012	$13.89	(0.08)[3]	(0.69)	0.00	0.00	$13.12

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2016	2015	2014	2013	2012
WealthBuilder Conservative Allocation Portfolio	0.11%	0.11%	0.09%	0.10%	0.10%
WealthBuilder Moderate Balanced Portfolio	0.11%	0.11%	0.10%	0.12%	0.11%
WealthBuilder Growth Balanced Portfolio	0.11%	0.11%	0.12%	0.15%	0.14%
WealthBuilder Growth Allocation Portfolio	0.11%	0.11%	0.12%	0.15%	0.15%
WealthBuilder Equity Portfolio	0.10%	0.10%	0.12%	0.21%	0.21%
WealthBuilder Tactical Equity Portfolio	0.12%	0.12%	0.13%	0.17%	0.16%

[2]	Total return calculations do not include any sales charges.

[3]	Calculated based upon average shares outstanding

[4]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo WealthBuilder Portfolios	51

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.68%	1.51%	1.50%	(1.11)%	198%	$523,832
0.34%	1.55%	1.50%	1.75%	169%	$545,059
0.32%	1.55%	1.50%	4.19%	139%	$580,937
0.53%	1.54%	1.50%	6.19%	128%	$659,977
1.51%	1.54%	1.50%	(0.32)%	176%	$662,092

0.48%	1.49%	1.49%	(2.02)%	150%	$833,218
0.21%	1.55%	1.50%	3.44%	129%	$893,175
0.17%	1.54%	1.50%	7.94%	110%	$867,327
0.34%	1.54%	1.50%	11.42%	115%	$799,251
1.20%	1.54%	1.50%	(2.96)%	145%	$709,801

0.26%	1.49%	1.49%	(3.39)%	100%	$966,932
0.06%	1.54%	1.50%	4.89%	89%	$1,018,411
0.04%	1.54%	1.50%	12.07%	94%	$936,593
0.06%	1.54%	1.50%	17.85%	117%	$788,285
0.84%	1.54%	1.50%	(6.17)%	131%	$689,816

(0.06)%	1.51%	1.50%	(4.79)%	59%	$429,628
(0.20)%	1.55%	1.50%	6.14%	53%	$451,139
(0.19)%	1.57%	1.50%	14.28%	60%	$402,238
(0.13)%	1.57%	1.50%	20.39%	98%	$324,723
0.49%	1.57%	1.50%	(7.47)%	96%	$276,657

(0.46)%	1.57%	1.50%	(5.43)%	26%	$133,964
(0.46)%	1.61%	1.50%	7.30%	24%	$148,718
(0.53)%	1.61%	1.50%	16.46%	26%	$138,137
(0.38)%	1.63%	1.50%	23.98%	44%	$121,888
(0.39)%	1.60%	1.50%	(9.69)%	24%	$109,727

(0.46)%	1.51%	1.50%	(6.12)%	27%	$423,109
(0.44)%	1.55%	1.50%	7.58%	27%	$452,296
(0.45)%	1.56%	1.50%	15.76%	23%	$421,949
(0.49)%	1.56%	1.50%	19.16%	67%	$371,334
(0.58)%	1.56%	1.50%	(5.54)%	31%	$346,832

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo WealthBuilder Portfolios	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo WealthBuilder Conservative Allocation Portfolio (“WealthBuilder Conservative Allocation Portfolio”), Wells Fargo WealthBuilder Moderate Balanced Portfolio (“WealthBuilder Moderate Balanced Portfolio”), Wells Fargo WealthBuilder Growth Balanced Portfolio (“WealthBuilder Growth Balanced Portfolio” ), Wells Fargo WealthBuilder Growth Allocation Portfolio (“WealthBuilder Growth Allocation Portfolio” ), Wells Fargo WealthBuilder Equity Portfolio ("WealthBuilder Equity Portfolio") and Wells Fargo WealthBuilder Tactical Equity Portfolio (“WealthBuilder Tactical Equity Portfolio” ) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio is a fund-of-funds that may invest in various affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The investment in affiliated funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Portfolio investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Portfolio accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained by contacting Investor Services for the Wells Fargo Funds or by contacting the servicing agent of the unaffiliated mutual funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolios may deviate from this calculation time under unusual or unexpected circumstances.

Investments in mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in affiliated Master Portfolios are valued daily based on each Portfolio’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolios. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Notes to financial statements	Wells Fargo WealthBuilder Portfolios	53

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Portfolio is subject to interest rate risk, equity price risk and foreign exchange rate risk in the normal course of pursuing its investment objectives. A Portfolio may buy and sell futures contracts in order to effect tactical allocation changes in a Portfolio. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Portfolio records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent

54	Wells Fargo WealthBuilder Portfolios	Notes to financial statements

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (overdistributed/ accumulated) net investment income (loss)	Accumulated net realized gains (losses) on investments
WealthBuilder Conservative Allocation Portfolio	$54,967	$478,182	$(533,149)
WealthBuilder Moderate Balanced Portfolio	63,687	1,148,836	(1,212,523)
WealthBuilder Growth Balanced Portfolio	49,468	1,866,479	(1,915,947)
WealthBuilder Growth Allocation Portfolio	22,426	1,087,847	(1,110,273)
WealthBuilder Equity Portfolio	(397,649)	860,296	(462,647)
WealthBuilder Tactical Equity Portfolio	(67,684)	1,293,013	(1,225,329)

As of May 31, 2016, WealthBuilder Tactical Equity Portfolio had capital loss carryforwards that are available to offset future net realized capital gains in the amount of $21,843,731 expiring in 2018.

At May 31, 2016, late-year ordinary losses which will be recognized on the first day of the following fiscal year were as follows:

Late-year ordinary losses deferred

WealthBuilder Growth Balanced Portfolio	$330,925
WealthBuilder Growth Allocation Portfolio	847,057
WealthBuilder Tactical Equity Portfolio	1,751,638

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo WealthBuilder Portfolios	55

The following is a summary of the inputs used in valuing each Portfolio’s assets and liabilities as of May 31, 2016:

WealthBuilder Conservative Allocation Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$8,726,469	$0	$0	$8,726,469

Investment companies	376,151,342	0	0	376,151,342

Short-term investments
Investment companies	1,091,019	0	0	1,091,019
U.S. Treasury securities	282,991	0	0	282,991
Investments measured at net asset value*				139,024,134
	386,251,821	0	0	525,275,955
Futures contracts	37,156	0	0	37,156
Total assets	$386,288,977	$0	$0	$525,313,111

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $139,024,134. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

WealthBuilder Moderate Balanced Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$12,101,094	$0	$0	$12,101,094

Investment companies	630,032,883	0	0	630,032,883

Short-term investments
Investment companies	1,265,358	0	0	1,265,358
U.S. Treasury securities	911,970	0	0	911,970
Investments measured at net asset value*				188,871,071
	644,311,305	0	0	833,182,376
Futures contracts	120,378	0	0	120,378
Total assets	$644,431,683	$0	$0	$833,302,754

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $188,871,071. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

WealthBuilder Growth Balanced Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$11,890,089	$0	$0	$11,890,089

Investment companies	764,175,040	0	0	764,175,040

Short-term investments
Investment companies	1,324,716	0	0	1,324,716
U.S. Treasury securities	1,314,957	0	0	1,314,957
Investments measured at net asset value*				188,266,430
	778,704,802	0	0	966,971,232
Futures contracts	205,203	0	0	205,203
Total assets	$778,910,005	$0	$0	$967,176,435

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $188,266,430. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

56	Wells Fargo WealthBuilder Portfolios	Notes to financial statements

WealthBuilder Growth Allocation Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$4,380,099	$0	$0	$4,380,099

Investment companies	357,778,936	0	0	357,778,936

Short-term investments
U.S. Treasury securities	695,977	0	0	695,977
Investments measured at net asset value*				66,377,157
	362,855,012	0	0	429,232,169
Futures contracts	119,366	0	0	119,366
Total assets	$362,974,378	$0	$0	$429,351,535

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $66,377,157. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

WealthBuilder Equity Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Investment companies	$119,114,106	$0	$0	$119,114,106

Short-term investments
Investment companies	155,252	0	0	155,252
Investments measured at net asset value*				14,693,881
Total assets	$119,269,358	$0	$0	$133,963,239

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $14,693,881. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

WealthBuilder Tactical Equity Portfolio	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$4,130,212	$0	$0	$4,130,212

Investment companies	360,119,337	0	0	360,119,337

Short-term investments
Investment companies	1,212,049	0	0	1,212,049
U.S. Treasury securities	571,972	0	0	571,972
Investments measured at net asset value*				56,911,848
	366,033,570	0	0	422,945,418
Futures contracts	143,213	0	0	143,213
Total assets	$366,176,783	$0	$0	$423,088,631

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $56,911,848. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo WealthBuilder Portfolios	57

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to the Portfolio at that date. All other assets and liabilities are reported at their market value at measurement date.

The Portfolios recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2016, the Portfolios did not have any transfers into/out of Level 1, Level 2, or Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Portfolio and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Portfolio, supervising the subadviser, providing fund-level administrative services in connection with each Portfolio’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Portfolio. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.25% and declining to 0.18% as the average daily net assets of each Portfolio increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.20% and declined to 0.15% as the average daily net assets of each Portfolio increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of each Portfolio increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended May 31, 2016 have been included in management fee on the Statements of Operations.

For the year ended May 31, 2016, the management fee was equivalent to an annual rate of 0.25% of each Portfolio’s average daily net assets.

Funds Management also serves as the adviser to and is entitled to receive a fee from each affiliated Master Portfolio and affiliated Underlying Fund for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolios. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Portfolio and is paid an annual subadvisory fee of 0.15% of the daily net assets of each Portfolio.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Portfolio, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a fee at an annual rate of 0.21% of the average daily net assets of each Portfolio. Prior to July 1, 2015, the class-level administration fee was 0.26% of the average daily net assets of each Portfolio.

For the year ended May 31, 2016, the administration fee was equivalent to an annual rate of 0.21% of each Portfolio’s average daily net assets.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios. Funds Management has committed through September 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap each Portfolio’s expenses at 1.50%. Acquired fund fees and expenses and net expenses from underlying affiliated Master Portfolios are excluded from the expense caps. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

58	Wells Fargo WealthBuilder Portfolios	Notes to financial statements

Distribution fee

The Trust has adopted a Distribution Plan for each Portfolio pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Portfolio, at an annual rate of 0.75% of each Portfolio’s average daily net assets.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Portfolio shares. For the year ended May 31, 2016, Funds Distributor received the following amounts in front-end sales charges:

Front-end sales charges
WealthBuilder Conservative Allocation Portfolio	$15,956
WealthBuilder Moderate Balanced Portfolio	22,240
WealthBuilder Growth Balanced Portfolio	21,421
WealthBuilder Growth Allocation Portfolio	10,500
WealthBuilder Equity Portfolio	1,685
WealthBuilder Tactical Equity Portfolio	5,968

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Portfolio is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2016 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
WealthBuilder Conservative Allocation Portfolio	$700,211,064	$379,857,145	$689,057,904	$356,594,614
WealthBuilder Moderate Balanced Portfolio	804,113,593	513,095,745	791,305,444	485,684,904
WealthBuilder Growth Balanced Portfolio	611,850,519	438,934,940	602,104,791	379,887,639
WealthBuilder Growth Allocation Portfolio	111,512,576	174,673,643	109,736,372	143,314,184
WealthBuilder Equity Portfolio	0	39,175,859	0	36,432,032
WealthBuilder Tactical Equity Portfolio	0	139,717,203	0	115,860,875

*	The Portfolios seek to achieve their investment objective by investing some of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Portfolio’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of the affiliated and unaffiliated Underlying Funds in which the Portfolios invest are actual aggregate purchases and sales of those investments.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Portfolio or which the Portfolio has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were affiliates of each Portfolio at the end of the period.

Notes to financial statements	Wells Fargo WealthBuilder Portfolios	59

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Conservative Allocation Portfolio
Wells Fargo Emerging Markets Equity Fund Class R6	0	164,339	24,458	139,881	$2,622,762	$33,041	$0
Wells Fargo Emerging Markets Equity Fund Institutional Class	124,192	2,809	127,001	0	0	0	0
Wells Fargo Endeavor Select Fund Institutional Class	383,422	253,287	65,605	571,104	5,305,551	0	1,685,127
Wells Fargo Government Securities Fund Institutional Class	8,120,190	439,277	2,083,633	6,475,834	73,500,715	951,276	380,907
Wells Fargo Large Cap Growth Fund Class R6	0	129,446	12,686	116,760	5,305,562	24,122	265,589
Wells Fargo Large Cap Growth Fund Institutional Class	109,534	460	109,994	0	0	0	0
Wells Fargo Short Duration Government Bond Fund Class R6	0	10,522,450	918,401	9,604,049	95,944,445	1,595,977	0
Wells Fargo Short Duration Government Bond Fund Institutional Class	10,057,069	27,125	10,084,194	0	0	153,142	0
Wells Fargo Small Cap Value Fund Class R6	0	228,169	33,887	194,282	4,015,817	0	1,068,620
Wells Fargo Small Cap Value Fund Institutional Class	142,460	2,624	145,084	0	0	0	0
					$186,694,852	$2,757,558	$3,400,243
WealthBuilder Moderate Balanced Portfolio
Wells Fargo Emerging Markets Equity Fund Class R6	0	488,142	48,324	439,818	$8,246,588	$107,202	$0
Wells Fargo Emerging Markets Equity Fund Institutional Class	405,178	10,572	415,750	0	0	0	0
Wells Fargo Endeavor Select Fund Institutional Class	1,261,792	651,547	87,589	1,825,750	16,961,217	0	5,595,995
Wells Fargo Government Securities Fund Institutional Class	9,734,764	735,438	2,842,071	7,628,131	86,579,284	1,166,094	473,506
Wells Fargo Large Cap Growth Fund Class R6	0	390,625	19,210	371,415	16,877,116	80,044	881,309
Wells Fargo Large Cap Growth Fund Institutional Class	359,376	559	359,935	0	0	0	0
Wells Fargo Short Duration Government Bond Fund Class R6	0	10,152,057	1,372,643	8,779,414	87,706,343	1,494,374	0
Wells Fargo Short Duration Government Bond Fund Institutional Class	10,077,017	93,318	10,170,335	0	0	151,237	0
Wells Fargo Small Cap Value Fund Class R6	0	695,926	76,161	619,765	12,810,541	0	3,561,324
Wells Fargo Small Cap Value Fund Institutional Class	466,718	4,350	471,068	0	0	0	0
					$229,181,089	$2,998,951	$10,512,134
WealthBuilder Growth Balanced Portfolio
Wells Fargo Emerging Markets Equity Fund Class R6	0	839,026	68,286	770,740	$14,451,367	$187,642	$0
Wells Fargo Emerging Markets Equity Fund Institutional Class	690,996	22,616	713,612	0	0	0	0
Wells Fargo Endeavor Select Fund Institutional Class	2,144,141	1,099,195	83,244	3,160,092	29,357,259	0	9,803,698
Wells Fargo Government Securities Fund Institutional Class	10,020,967	1,077,001	3,513,496	7,584,472	86,083,752	1,176,214	482,951
Wells Fargo Large Cap Growth Fund Class R6	0	660,680	15,721	644,959	29,306,936	140,373	1,545,548
Wells Fargo Large Cap Growth Fund Institutional Class	612,153	4,533	616,686	0	0	0	0
Wells Fargo Small Cap Value Fund Class R6	0	1,207,814	124,197	1,083,617	22,398,371	0	6,242,190
Wells Fargo Small Cap Value Fund Institutional Class	791,335	8,732	800,067	0	0	0	0
					$181,597,685	$1,504,229	$18,074,387

60	Wells Fargo WealthBuilder Portfolios	Notes to financial statements

	Shares, beginning of period	Shares purchases	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Growth Allocation Portfolio
Wells Fargo Emerging Markets Equity Fund Class R6	0	491,689	41,097	450,592	$8,448,600	$111,978	$0
Wells Fargo Emerging Markets Equity Fund Institutional Class	411,518	7,708	419,226	0	0	0	0
Wells Fargo Endeavor Select Fund Institutional Class	1,269,337	679,615	86,771	1,862,181	17,299,658	0	5,782,289
Wells Fargo Government Securities Fund Institutional Class	1,743,801	527,068	1,241,586	1,029,283	11,682,358	187,979	81,134
Wells Fargo Large Cap Growth Fund Class R6	0	387,475	8,321	379,154	17,228,754	83,074	913,895
Wells Fargo Large Cap Growth Fund Institutional Class	363,446	692	364,138	0	0	0	0
Wells Fargo Small Cap Value Fund Class R6	0	723,225	88,678	634,547	13,116,082	0	3,716,857
Wells Fargo Small Cap Value Fund Institutional Class	474,722	0	474,722	0	0	0	0
					$67,775,452	$383,031	$10,494,175
WealthBuilder Equity Portfolio
Wells Fargo Emerging Markets Equity Fund Class R6	0	203,957	28,925	175,032	$3,281,845	$44,426	$0
Wells Fargo Emerging Markets Equity Fund Institutional Class	172,208	2,819	175,027	0	0	0	0
Wells Fargo Endeavor Select Fund Institutional Class	633,517	313,194	81,089	865,622	8,041,633	0	2,757,903
Wells Fargo Large Cap Growth Fund Class R6	0	194,011	17,097	176,914	8,038,992	39,451	435,280
Wells Fargo Large Cap Growth Fund Institutional Class	181,327	427	181,754	0	0	0	0
Wells Fargo Small Cap Value Fund Class R6	0	195,509	31,099	164,410	3,398,353	0	973,563
Wells Fargo Small Cap Value Fund Institutional Class	131,197	19	131,216	0	0	0	0
					$22,760,823	$83,877	$4,166,746
WealthBuilder Tactical Equity Portfolio
Wells Fargo Emerging Markets Equity Fund Class R6	0	626,807	73,156	553,651	$10,380,950	$138,530	$0
Wells Fargo Emerging Markets Equity Fund Institutional Class	521,226	12,149	533,375	0	0	0	0
Wells Fargo Endeavor Select Fund Institutional Class	1,596,060	837,708	173,369	2,260,399	20,999,107	0	7,093,144
Wells Fargo Large Cap Growth Fund Class R6	0	492,426	28,137	464,289	21,097,281	101,557	1,118,438
Wells Fargo Large Cap Growth Fund Institutional Class	456,474	3,827	460,301	0	0	0	0
Wells Fargo Small Cap Value Fund Class R6	0	904,121	130,946	773,175	15,981,519	0	4,491,978
Wells Fargo Small Cap Value Fund Institutional Class	597,307	2,617	599,924	0	0	0	0
					$68,458,857	$240,087	$12,703,560

In addition, each Portfolio’s ownership of affiliated Master Portfolios was as follows:

	% of ownership, beginning of period		% of ownership, end of period		Value, end of period
WealthBuilder Conservative Allocation Portfolio
Wells Fargo Core Bond Portfolio	4%		3%		$124,676,465
Wells Fargo Emerging Growth Portfolio	0	*	0	*	4,016,944
Wells Fargo International Growth Portfolio	4		4		6,315,708
Wells Fargo Small Company Value Portfolio	2		2		4,015,017
					$139,024,134

Notes to financial statements	Wells Fargo WealthBuilder Portfolios	61

	% of ownership, beginning of period		% of ownership, end of period		Value, end of period
WealthBuilder Moderate Balanced Portfolio
Wells Fargo Core Bond Portfolio	4%		3%		$143,176,887
Wells Fargo Emerging Growth Portfolio	1		1		12,882,232
Wells Fargo International Growth Portfolio	13		13		19,977,315
Wells Fargo Small Company Value Portfolio	6		6		12,834,637
					$188,871,071
WealthBuilder Growth Balanced Portfolio
Wells Fargo Core Bond Portfolio	3		3		108,943,380
Wells Fargo Emerging Growth Portfolio	2		2		22,368,837
Wells Fargo International Growth Portfolio	23		23		34,619,242
Wells Fargo Small Company Value Portfolio	11		10		22,334,971
					$188,266,430
WealthBuilder Growth Allocation Portfolio
Wells Fargo Core Bond Portfolio	1		0	*	19,855,433
Wells Fargo Emerging Growth Portfolio	1		1		12,994,194
Wells Fargo International Growth Portfolio	14		14		20,388,098
Wells Fargo Small Company Value Portfolio	6		6		13,139,432
					$66,377,157
WealthBuilder Equity Portfolio
Wells Fargo Emerging Growth Portfolio	0	*	0	*	3,397,239
Wells Fargo International Growth Portfolio	6		5		7,906,391
Wells Fargo Small Company Value Portfolio	2		2		3,390,251
					$14,693,881
WealthBuilder Tactical Equity Portfolio
Wells Fargo Emerging Growth Portfolio	1		2		16,004,365
Wells Fargo International Growth Portfolio	17		17		24,932,164
Wells Fargo Small Company Value Portfolio	8		7		15,975,319
					$56,911,848

*	The amount invested is less than 1%.

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2016, the Portfolios entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2016, the Portfolios had short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2016	Unrealized losses
WealthBuilder Conservative Allocation Portfolio	6-13-2016	Goldman Sachs	50 Short	Japanese Yen Futures	$5,652,813	$(87,126)
	9-21-2016	Goldman Sachs	98 Short	10-Year U.S. Treasury Notes	12,709,375	(30,905)
WealthBuilder Moderate Balanced Portfolio	6-13-2016	Goldman Sachs	162 Short	Japanese Yen Futures	18,315,113	(282,287)
	9-21-2016	Goldman Sachs	317 Short	10-Year U.S. Treasury Notes	41,110,938	(99,969)
WealthBuilder Growth Balanced Portfolio	6-13-2016	Goldman Sachs	280 Short	Japanese Yen Futures	31,655,750	(487,903)
	9-21-2016	Goldman Sachs	365 Short	10-Year U.S. Treasury Notes	47,335,938	(115,106)
WealthBuilder Growth Allocation Portfolio	6-13-2016	Goldman Sachs	164 Short	Japanese Yen Futures	18,541,225	(285,772)
	9-21-2016	Goldman Sachs	161 Short	10-Year U.S. Treasury Notes	20,879,688	(50,773)
WealthBuilder Tactical Equity Portfolio	6-13-2016	Goldman Sachs	201 Short	Japanese Yen Futures	22,724,306	(350,245)

62	Wells Fargo WealthBuilder Portfolios	Notes to financial statements

The Portfolios had average notional amounts in futures contracts outstanding during the year ended May 31, 2016 as follows:

	Long contracts	Short contracts
WealthBuilder Conservative Allocation Portfolio	$4,251,249	$16,368,021
WealthBuilder Moderate Balanced Portfolio	13,671,969	53,152,203
WealthBuilder Growth Balanced Portfolio	15,784,880	76,809,163
WealthBuilder Growth Allocation Portfolio	6,936,468	40,837,421
WealthBuilder Tactical Equity Portfolio	0	33,976,664

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The fair value of derivative instruments as of May 31, 2016 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$1,531	*	Payable for daily variation margin on open futures contracts	$0
Foreign exchange contracts	Receivable for daily variation margin on open futures contracts	35,625	*	Payable for daily variation margin on open futures contracts	0
		$37,156			$0

*	Only the current day’s variation margin as of May 31, 2016 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2016 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$92,007	$10,107
Equity contracts	1,568,115	56,731
Foreign exchange contracts	(505,704)	(168,102)
	$1,154,418	$(101,264)

The fair value of derivative instruments as of May 31, 2016 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$4,953	*	Payable for daily variation margin on open futures contracts	$0
Foreign exchange contracts	Receivable for daily variation margin on open futures contracts	115,425	*	Payable for daily variation margin on open futures contracts	0
		$120,378			$0

*	Only the current day’s variation margin as of May 31, 2016 is reported separately on the Statements of Assets and Liabilities.

Notes to financial statements	Wells Fargo WealthBuilder Portfolios	63

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2016 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$275,983	$33,321
Equity contracts	5,426,610	186,217
Foreign exchange contracts	(1,686,316)	(549,527)
	$4,016,277	$(329,989)

The fair value of derivative instruments as of May 31, 2016 was as follows for WealthBuilder Growth Balanced Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$5,703	*	Payable for daily variation margin on open futures contracts	$0
Foreign exchange contracts	Receivable for daily variation margin on open futures contracts	199,500	*	Payable for daily variation margin on open futures contracts	0
		$205,203			$0

*	Only the current day’s variation margin as of May 31, 2016 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2016 was as follows for WealthBuilder Growth Balanced Portfolio:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$312,750	$35,894
Equity contracts	5,679,240	217,190
Foreign exchange contracts	(2,453,629)	(982,375)
	$3,538,361	$(729,291)

The fair value of derivative instruments as of May 31, 2016 was as follows for WealthBuilder Growth Allocation Portfolio:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$2,516	*	Receivable for daily variation margin on open futures contracts	$0
Foreign exchange contracts	Receivable for daily variation margin on open futures contracts	116,850	*	Payable for daily variation margin on open futures contracts	0
		$119,366			$0

*	Only the current day’s variation margin as of May 31, 2016 is reported separately on the Statements of Assets and Liabilities.

64	Wells Fargo WealthBuilder Portfolios	Notes to financial statements

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2016 was as follows for WealthBuilder Growth Allocation Portfolio:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$146,158	$16,338
Equity contracts	2,457,614	95,352
Foreign exchange contracts	(1,291,943)	(615,963)
	$1,311,829	$(504,273)

For WealthBuilder Tactical Equity Portfolio, the receivable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains (losses) and change in unrealized gain/losses on futures contracts are reflected in the Statements of Operations.

For certain types of derivative transactions, the Portfolios have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Portfolios to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolios under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between each Portfolio and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
WealthBuilder Conservative Allocation Portfolio	Futures – variation margin	Goldman Sachs	$37,156	$0	$0	$37,156
WealthBuilder Moderate Balanced Portfolio	Futures – variation margin	Goldman Sachs	120,378	0	0	120,378
WealthBuilder Growth Balanced Portfolio	Futures – variation margin	Goldman Sachs	205,203	0	0	205,203
WealthBuilder Growth Allocation Portfolio	Futures – variation margin	Goldman Sachs	119,366	0	0	119,366
WealthBuilder Tactical Equity Portfolio	Futures – variation margin	Goldman Sachs	143,213	0	0	143,213

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby each Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating Portfolio. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating Portfolio.

For the year ended May 31, 2016, there were no borrowings under the agreement by any Portfolio, except WealthBuilder Moderate Balanced Portfolio. During the year ended May 31, 2016, the WealthBuilder Moderate Balanced Portfolio had average borrowings outstanding of $13,901 at an average rate of 1.41% and paid interest in the amount of $196.

Notes to financial statements	Wells Fargo WealthBuilder Portfolios	65

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

	Ordinary income		Long-term capital gain
	2016	2015	2016	2015
WealthBuilder Conservative Allocation Portfolio	$6,539,989	$6,136,988	$11,561,354	$8,353,067
WealthBuilder Moderate Balanced Portfolio	9,901,937	8,323,885	28,876,659	22,290,686
WealthBuilder Growth Balanced Portfolio	7,325,526	7,084,736	44,986,175	31,685,911
WealthBuilder Growth Allocation Portfolio	1,351,047	3,617,950	24,150,116	17,215,777

As of May 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
WealthBuilder Conservative Allocation Portfolio	$441,955	$7,802,871	$4,131,706	$0	$0
WealthBuilder Moderate Balanced Portfolio	389,008	23,108,613	12,639,600	0	0
WealthBuilder Growth Balanced Portfolio	0	35,479,119	22,579,101	(330,925)	0
WealthBuilder Growth Allocation Portfolio	0	18,928,451	11,687,115	(847,057)	0
WealthBuilder Equity Portfolio	0	2,970,748	17,122,290	0	0
WealthBuilder Tactical Equity Portfolio	0	0	30,927,286	(1,751,638)	(21,843,731)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

11. SUBSEQUENT DISTRIBUTIONS

On June 24, 2016, the Portfolios declared distributions from net investment income to shareholders of record on June 23, 2016. The per share amounts payable on June 27, 2016 were as follows:

Net investment income
WealthBuilder Conservative Allocation Portfolio	$0.00471
WealthBuilder Moderate Balanced Portfolio	$0.00862

On July 20, 2016, WealthBuilder Equity Portfolio declared distributions from net investment income and long-term capital gains to shareholders of record on July 19, 2016. The per share amounts payable on July 21, 2016 were as follows:

Net investment income	Long-term capital gains
$0.00386	$0.34829

On July 25, 2016, WealthBuilder Conservative Allocation Portfolio declared distributions from net investment income in the amount of $0.00663 per share to shareholders of record on July 22, 2016. This amount was paid to shareholders on July 26, 2016.

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the tax year-end of the Portfolio.

12. SUBSEQUENT EVENTS

After the close of business on July 22, 2016, WealthBuilder Tactical Equity Portfolio acquired the net assets of WealthBuilder Equity Portfolio in a tax-free exchange for shares of WealthBuilder Tactical Equity Portfolio. Shareholders of Wells Fargo WealthBuilder Equity Portfolio received corresponding shares of WealthBuilder Tactical Equity Portfolio. In addition, WealthBuilder Tactical Equity Portfolio changed its name to Wells Fargo WealthBuilder Equity Portfolio.

66	Wells Fargo WealthBuilder Portfolios	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo WealthBuilder Conservative Allocation Portfolio, Wells Fargo WealthBuilder Moderate Balanced Portfolio, Wells Fargo WealthBuilder Growth Balanced Portfolio, Wells Fargo WealthBuilder Growth Allocation Portfolio, Wells Fargo WealthBuilder Equity Portfolio, and Wells Fargo WealthBuilder Tactical Equity Portfolio (formerly known as Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio, respectively) (the “Funds”), six of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the transfer agents and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Wells Fargo Funds Trust as of May 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

Other information (unaudited)	Wells Fargo WealthBuilder Portfolios	67

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2016:

Dividends-received deduction
WealthBuilder Growth Allocation Portfolio	11.76%

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2016:

Long-term capital gain distributions
WealthBuilder Conservative Allocation Portfolio	$11,561,354
WealthBuilder Moderate Balanced Portfolio	28,876,659
WealthBuilder Growth Balanced Portfolio	44,986,175
WealthBuilder Growth Allocation Portfolio	24,150,116

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2016 have been designated as qualified dividend income (QDI):

QDI
WealthBuilder Moderate Balanced Portfolio	$750,045
WealthBuilder Growth Balanced Portfolio	1,164,565
WealthBuilder Growth Allocation Portfolio	560,670

For the fiscal year ended May 31, 2016, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
WealthBuilder Conservative Allocation Portfolio	$909,357
WealthBuilder Moderate Balanced Portfolio	804,545
WealthBuilder Growth Balanced Portfolio	516,087
WealthBuilder Growth Allocation Portfolio	66,336

For the fiscal year ended May 31, 2016, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
WealthBuilder Conservative Allocation Portfolio	$2,469,716
WealthBuilder Moderate Balanced Portfolio	4,835,534
WealthBuilder Growth Balanced Portfolio	2,568,962

68	Wells Fargo WealthBuilder Portfolios	Other information (unaudited)

For the fiscal year ended May 31, 2016, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
WealthBuilder Conservative Allocation Portfolio	2.76%
WealthBuilder Moderate Balanced Portfolio	1.77%
WealthBuilder Growth Balanced Portfolio	1.57%
WealthBuilder Growth Allocation Portfolio	1.08%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo WealthBuilder Portfolios	69

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

70	Wells Fargo WealthBuilder Portfolios	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo WealthBuilder Portfolios	71

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo WealthBuilder Conservative Allocation Portfolio, Wells Fargo WealthBuilder Equity Portfolio, Wells Fargo WealthBuilder Growth Allocation Portfolio, Wells Fargo WealthBuilder Growth Balanced Portfolio, Wells Fargo WealthBuilder Moderate Balanced Portfolio and Wells Fargo WealthBuilder Tactical Equity Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Wells Fargo WealthBuilder Conservative Allocation Portfolio, Wells Fargo WealthBuilder Equity Portfolio, Wells Fargo WealthBuilder Growth Allocation Portfolio, Wells Fargo WealthBuilder Growth Balanced Portfolio, Wells Fargo WealthBuilder Moderate Balanced Portfolio and Wells Fargo WealthBuilder Tactical Equity Portfolio (collectively, the “Funds”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board noted that at its February 2016 meeting, the Board approved the merger of the WealthBuilder Equity Portfolio into the WealthBuilder Tactical Equity Portfolio, pending shareholder approval. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Funds as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

At the Meeting, the Board also received and considered a presentation that the Trustees had requested from Funds Management, which reviewed, among other things, the Funds and their investment strategies, the Funds’ tactical asset allocation process, a volatility analysis, an assessment of performacne and the process of evaluating and selecting unaffiliated underlying mutual funds.

72	Wells Fargo WealthBuilder Portfolios	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Funds over various time periods ended December 31, 2015. The Board considered each Fund’s performance results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

The Board noted that the performance of each Fund relative to its respective Universe was as follows: (i) the performance of the WealthBuilder Conservative Allocation Portfolio was lower than the average performance of its Universe for all periods under review except the one-year period; (ii) the performance of the WealthBuilder Equity Portfolio was higher than the average performance of its Universe for all periods under review except the ten-year period; (iii) the performance of the WealthBuilder Growth Allocation Portfolio was higher than the average performance of its Universe for all periods under review except the five- and ten-year periods; (iv) the performance of the WealthBuilder Growth Balanced Portfolio was lower than the average performance of its Universe for all periods under review except the one-year period; (v) the performance of the WealthBuilder Moderate Balanced Portfolio was lower than the average performance of its Universe for all periods under review except the one-year period; and (vi) the performance of the WealthBuilder Tactical Equity Portfolio was lower than the average performance of its Universe for all periods under review.

The Board also noted that the performance of each Fund relative to its respective benchmark was as follows: (i) the performance of the WealthBuilder Conservative Allocation Portfolio was lower than the performance of its benchmark, the WealthBuilder Conservative Allocation Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review; (ii) the performance of the WealthBuilder Equity Portfolio was lower than the performance of its benchmark, the WealthBuilder Equity Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the one-year period; (iii) the performance of the WealthBuilder Growth Allocation Portfolio was lower than the performance of its benchmark, the WealthBuilder Growth Allocation Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review; (iv) the performance of the WealthBuilder Growth Balanced Portfolio was lower than the performance of its benchmark, the WealthBuilder Growth Balanced Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the three-year period; (v) the performance of the WealthBuilder Moderate Balanced Portfolio was lower than the performance of its benchmark, the WealthBuilder Moderate Balanced Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review; and (vi) the performance of the WealthBuilder Tactical Equity Portfolio was lower than the performance of its benchmark, the WealthBuilder Tactical Equity Composite Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review except the one-year period.

The Board received information concerning, and discussed factors contributing to, the relative underperformance of certain Funds for certain periods as noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to the market conditions and investment decisions that affected the relevant Funds’ performance, and of recent improved relative performance. The Board noted that a new portfolio management team assumed investment management responsibilities for the Funds in 2013.

The Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios for each Fund in comparison to the median ratios of funds in expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Based on the Broadridge reports, the Board noted that: (i) the net operating expense ratio of the WealthBuilder Conservative Allocation Portfolio, including underlying mutual fund expenses, was in range of the median net operating expense ratio of its expense Group; (ii) the net operating expense ratio of the WealthBuilder Equity Portfolio, including

Other information (unaudited)	Wells Fargo WealthBuilder Portfolios	73

underlying mutual fund expenses, was higher than the median net operating expense ratio of its expense Group; (iii) the net operating expense ratio of the WealthBuilder Growth Allocation Portfolio, including underlying mutual fund expenses, was higher than the median net operating expense ratio of its expense Group; (iv) the net operating expense ratio of the WealthBuilder Growth Balanced Portfolio, including underlying mutual fund expenses, was in range of the median net operating expense ratio of its expense Group; (v) the net operating expense ratio of the WealthBuilder Moderate Balanced Portfolio, including underlying mutual fund expenses, was higher than the median net operating expense ratio of its expense Group; and (vi) the net operating expense ratio of the WealthBuilder Tactical Equity Portfolio, including underlying mutual fund expenses, was higher than the median net operating expense ratio of its expense Group. The Board noted that the Funds invest in both affiliated and unaffiliated underlying mutual funds, while most of the funds included in each expense Group, and all of the funds identified by Funds Management as being in a competitor sub-group, invest only in affiliated funds. The Board also considered that the Funds are designed to offer exposure to a wide range of investment styles, including alternatives, while maintaining a low investment minimum.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Funds to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Funds to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Funds’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rate for each Fund was higher than the average rate for the Fund’s expense Group. The Board also noted that the Funds are among the few funds-of-funds utilizing both affiliated and unaffiliated underlying funds, and received information from Funds Management about the process and resources required to evaluate and select unaffiliated underlying mutual funds.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Funds’ management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered

74	Wells Fargo WealthBuilder Portfolios	Other information (unaudited)

that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, fees received from affiliated underlying mutual funds and benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo WealthBuilder Portfolios	75

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Portfolios’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Portfolios’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

243139 07-16 AWBP/AR102 05-16

Annual Report

May 31, 2016

Dynamic Target Date Funds

■	Wells Fargo Dynamic Target Today Fund

■	Wells Fargo Dynamic Target 2015 Fund

■	Wells Fargo Dynamic Target 2020 Fund

■	Wells Fargo Dynamic Target 2025 Fund

■	Wells Fargo Dynamic Target 2030 Fund

■	Wells Fargo Dynamic Target 2035 Fund

■	Wells Fargo Dynamic Target 2040 Fund

■	Wells Fargo Dynamic Target 2045 Fund

■	Wells Fargo Dynamic Target 2050 Fund

■	Wells Fargo Dynamic Target 2055 Fund

■	Wells Fargo Dynamic Target 2060 Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Funds disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Dynamic Target Date Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

During much of the period, global equity, bond, and currency markets were volatile as recessionary pressures and diverging central bank policies concerned investors.

During the last month of 2015, Japan’s economy contracted, China’s manufacturing sector retrenched, and growth appeared to slow in Europe.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Dynamic Target Date Funds since commencement of operations on November 30, 2015 through May 31, 2016. During much of the period, global equity, bond, and currency markets were volatile as recessionary pressures and diverging central bank policies concerned investors. As the period closed, investor confidence appeared to improve based on favorable economic data in key markets and central bank monetary policies that were intended to support increased business activity.

Shifting investor sentiment reflected changing economic and business data.

The S&P 500 Index,1 a common measure of U.S. stock performance recorded a gain of 1.92% for the six-month reporting period that ended May 31, 2016. As anticipated, the U.S. Federal Reserve (Fed) increased the federal funds rate in December and suggested it planned to pursue additional increases in 2016. During the first six weeks of 2016, the index suffered the worst loss to open a year on record before trending higher through the end of May 2016. While the U.S. dollar strengthened, which negatively affected investment returns and U.S. corporate profits earned overseas, improving domestic economic data and the Fed’s indications that it would maintain accommodative monetary policies helped improve investor sentiment.

Overseas, the People’s Bank of China (PBOC) allowed the value of the country’s currency to decline in an attempt to bolster exports. The U.S. dollar strengthened, which negatively affected investment returns and U.S. corporate profits earned overseas. During the last month of 2015, Japan’s economy contracted, China’s manufacturing sector retrenched, and growth appeared to slow in Europe.

Global equity markets hit low points before starting to rebound in the middle of February 2016 when business data improved and central bankers reasserted their commitment to initiatives intended to encourage economic activity. The European Central Bank (ECB) pushed the deposit interest rate further into negative territory. The Bank of Japan (BOJ) followed the ECB’s lead by setting a negative deposit rate. Negative deposit interest rates are intended to encourage banks to lend assets rather than keep them on deposit. The PBOC reduced reserve ratios, which also was intended to encourage lending. The ECB expanded its bond-buying program, which injects liquidity into the markets and encourages investment.

For the six-month reporting period, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net)2 and MSCI Emerging Markets (EM) Index (Net)3 recorded returns of -1.37% and 0.04%, respectively.

A December federal funds rate increase marked divergence of central bank policies.

Bond markets were volatile as well. The Fed’s decision to tighten credit conditions through higher interest rates contrasted with actions by the ECB, the PBOC, and the BOJ. In January 2016, amid falling stock markets, U.S. corporate profits declined for the

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Dynamic Target Date Funds	3

second consecutive quarter. The Fed expressed hesitancy about additional credit tightening in the near term, which investors appeared to read as accommodative of business activity. Overall, policy actions of central banks and intermittently positive economic data heartened investors as the period drew to a close.

Bond markets benefited during the period, with the Barclays Global Aggregate ex U.S. Dollar Bond Index4 gaining 9.17%, the Barclays U.S. Aggregate Bond Index5 gaining 6.43%, and the Barclays U.S. Treasury Index6 adding 2.92% during the period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

British Exit from European Union (“Brexit”)

On June 23, 2016, the United Kingdom (UK) voted to leave the European Union (EU). It is expected that the UK’s exit from the EU will take place within two years after giving formal notice to the EU of its intention to withdraw; however, the exact timeframe is unknown. There is considerable uncertainty about how the UK exit from the EU will be conducted, how negotiations of necessary treaties and trade agreements will proceed or how the financial markets will react. In addition, it is not yet known whether Brexit will increase the likelihood of other countries seeking to depart the EU. Immediately following the vote, markets in the UK, Europe and the world were negatively impacted. In light of the uncertainties surrounding the impact of Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[4]	The Barclays Global Aggregate ex U.S. Dollar Bond Index tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

[5]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[6]	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

4	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Wells Fargo Dynamic Target Date Funds

Investment objective

Each Fund seeks total return over time, consistent with its strategic target allocation

Wells Fargo Dynamic Target Date Funds	Corresponding S&P Target Date Index
Dynamic Target Today Fund	S&P Target Date Retirement Income Index
Dynamic Target 2015 Fund	S&P Target Date 2015 Index
Dynamic Target 2020 Fund	S&P Target Date 2020 Index
Dynamic Target 2025 Fund	S&P Target Date 2025 Index
Dynamic Target 2030 Fund	S&P Target Date 2030 Index
Dynamic Target 2035 Fund	S&P Target Date 2035 Index
Dynamic Target 2040 Fund	S&P Target Date 2040 Index
Dynamic Target 2045 Fund	S&P Target Date 2045 Index
Dynamic Target 2050 Fund	S&P Target Date 2050 Index
Dynamic Target 2055 Fund	S&P Target Date 2055+ Index
Dynamic Target 2060 Fund	S&P Target Date 2055+ Index

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christian Chan, CFA®

Kandarp Acharya, CFA®, FRM

The target date represents the year in which investors may likely begin withdrawing assets. Each Fund gradually seeks to reduce market risk as the target date approaches and after it arrives by decreasing equity exposure and increasing fixed income exposure. The principal value is not guaranteed at any time, including at the target date.

The Funds invest using alternative investment strategies such as equity hedged, event driven, global macro, and relative value, which are speculative and entail a high degree of risk. Alternative investments, such as short sales, commodities and merger arbitrage strategies, are speculative and entail a high degree of risk. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by each Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on each Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Each Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, new fund risk, regulatory risk, and smaller-company investment risk. Consult each Fund’s prospectus for additional information on these and other risks.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	5

Dynamic Target Today Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[1] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WDYAX)	11-30-2015	(5.05)	0.75	*	1.38	0.98
Class C (WDYCX)	11-30-2015	(0.62)	0.38	*	2.13	1.73
Class R (WDYRX)	11-30-2015	–	0.63	*	1.63	1.23
Class R4 (WDYYX)	11-30-2015	–	0.98	*	1.05	0.67
Class R6 (WDYZX)	11-30-2015	–	0.99	*	0.90	0.52
S&P Target Date Retirement Income Index[3]	–	–	2.04		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

6	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2015 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[5] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WDTAX)	11-30-2015	(5.53)	0.24	*	1.40	1.00
Class C (WDTCX)	11-30-2015	(1.13)	(0.13	)*	2.15	1.75
Class R (WDTRX)	11-30-2015	–	0.12	*	1.65	1.25
Class R4 (WDTYX)	11-30-2015	–	0.37	*	1.07	0.69
Class R6 (WDTZX)	11-30-2015	–	0.48	*	0.92	0.54
S&P Target Date 2015 Index[3]	–	–	1.74		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	7

Dynamic Target 2020 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[6] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WDTDX)	11-30-2015	(5.51)	0.25	*	1.42	1.02
Class C (WDTEX)	11-30-2015	(1.09)	(0.09	)*	2.17	1.77
Class R (WDTFX)	11-30-2015	–	0.16	*	1.67	1.27
Class R4 (WDTGX)	11-30-2015	–	0.41	*	1.09	0.71
Class R6 (WDTHX)	11-30-2015	–	0.52	*	0.94	0.56
S&P Target Date 2020 Index[3]	–	–	1.58		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

8	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2025 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[7] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WDTIX)	11-30-2015	(6.01)	(0.27	)*	1.44	1.04
Class C (WDTJX)	11-30-2015	(1.63)	(0.64	)*	2.19	1.79
Class R (WDTKX)	11-30-2015	–	(0.39	)*	1.69	1.29
Class R4 (WDTLX)	11-30-2015	–	(0.04	)*	1.11	0.73
Class R6 (WDTMX)	11-30-2015	–	(0.03	)*	0.96	0.58
S&P Target Date 2025 Index[3]	–	–	1.43		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	9

Dynamic Target 2030 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[8] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WDTNX)	11-30-2015	(6.26)	(0.55	)*	1.45	1.06
Class C (WDTOX)	11-30-2015	(1.89)	(0.91	)*	2.20	1.81
Class R (WDTPX)	11-30-2015	–	(0.66	)*	1.70	1.31
Class R4 (WDTQX)	11-30-2015	–	(0.31	)*	1.12	0.75
Class R6 (WDTSX)	11-30-2015	–	(0.29	)*	0.97	0.60
S&P Target Date 2030 Index[3]	–	–	1.29		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

10	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2035 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[9] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WDTTX)	11-30-2015	(6.53)	(0.82	)*	1.46	1.07
Class C (WDCTX)	11-30-2015	(2.26)	(1.28	)*	2.21	1.82
Class R (WDTUX)	11-30-2015	–	(0.93	)*	1.71	1.32
Class R4 (WDTVX)	11-30-2015	–	(0.68	)*	1.13	0.76
Class R6 (WDTWX)	11-30-2015	–	(0.66	)*	0.98	0.61
S&P Target Date 2035 Index[3]	–	–	1.15		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	11

Dynamic Target 2040 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[10] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WTDAX)	11-30-2015	(6.78)	(1.10	)*	1.47	1.08
Class C (WTDCX)	11-30-2015	(2.43)	(1.45	)*	2.22	1.83
Class R (WTDDX)	11-30-2015	–	(1.21	)*	1.72	1.33
Class R4 (WTDEX)	11-30-2015	–	(0.96	)*	1.14	0.77
Class R6 (WTDFX)	11-30-2015	–	(0.84	)*	0.99	0.62
S&P Target Date 2040 Index[3]	–	–	1.04		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

12	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2045 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[10] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WTDGX)	11-30-2015	(6.68)	(0.99	)*	1.47	1.08
Class C (WTDHX)	11-30-2015	(2.33)	(1.35	)*	2.22	1.83
Class R (WTDIX)	11-30-2015	–	(1.10	)*	1.72	1.33
Class R4 (WTDJX)	11-30-2015	–	(0.75	)*	1.14	0.77
Class R6 (WTDKX)	11-30-2015	–	(0.74	)*	0.99	0.62
S&P Target Date 2045 Index[3]	–	–	0.95		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	13

Dynamic Target 2050 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[10] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WTDLX)	11-30-2015	(6.67)	(0.98	)*	1.47	1.08
Class C (WTDMX)	11-30-2015	(2.33)	(1.35	)*	2.22	1.83
Class R (WTDNX)	11-30-2015	–	(1.10	)*	1.72	1.33
Class R4 (WTDOX)	11-30-2015	–	(0.75	)*	1.14	0.77
Class R6 (WTDPX)	11-30-2015	–	(0.74	)*	0.99	0.62
S&P Target Date 2050 Index[3]	–	–	0.82		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

14	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2055 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[10] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WTDQX)	11-30-2015	(6.58)	(0.88	)*	1.47	1.08
Class C (WTDRX)	11-30-2015	(2.23)	(1.25	)*	2.22	1.83
Class R (WTDSX)	11-30-2015	–	(1.00	)*	1.72	1.33
Class R4 (WTDTX)	11-30-2015	–	(0.75	)*	1.14	0.77
Class R6 (WTDUX)	11-30-2015	–	(0.63	)*	0.99	0.62
S&P Target Date 2055+ Index[3]	–	–	0.75		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	15

Dynamic Target 2060 Fund

Average annual total returns (%) as of May 31, 2016

		Including sales charge	Excluding sales charge		Expense ratios[10] (%)
	Inception date	Since inception	Since inception		Gross	Net[2]
Class A (WTDVX)	11-30-2015	(6.48)	(0.78	)*	1.47	1.08
Class C (WTDWX)	11-30-2015	(2.13)	(1.15	)*	2.22	1.83
Class R ((WTDYX)	11-30-2015	–	(0.90	)*	1.72	1.33
Class R4 (WTDZX)	11-30-2015	–	(0.65	)*	1.14	0.77
Class R6 (WTSZX)	11-30-2015	–	(0.53	)*	0.99	0.62
S&P Target Date 2055+ Index[3]	–	–	0.75		–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4 and Class R6 shares are sold without a front-end sales charge or contingent deferred sales charge.

Growth of $10,000 investment as of May 31, 2016[4]

Please see footnotes on page 20.

16	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Highlights

Each Dynamic Target Date Fund seeks total returns over time, consistent with its strategic target allocation. The Funds invest primarily in underlying mutual funds and exchange-traded funds to diversify each Fund’s investments among the following asset classes: equity, fixed income, and alternative-style and inflation-hedging investments.

The portfolio management team employs three levers as it seeks to manage investment risk.

The Dynamic Target Date Funds incorporate three levers as they seek to manage investment risk over each Fund’s investment time horizon: tactical asset allocation, volatility management, and tail risk management. Tactical asset allocation uses timely shifts toward assets with higher expected returns and is driven by the market outlook of the Wells Fargo Asset Management Allocation Committee. Volatility management reduces exposure to risky assets in high-volatility markets and adds risky assets in low-volatility markets. Tail risk management uses institutional hedging techniques in an effort to mitigate risk during severe market downturns when a portfolio’s value falls to a specific level. Volatility management and tail risk management comprise the Dynamic Risk Hedging (DRH) strategy.

During the period, tactical asset allocation benefited all Funds and DRH benefited most Funds.

Eleven Funds comprise the Dynamic Target Date Funds series. For the six-month period from the launch of the Funds on November 30, 2015, through May 31, 2016, each Dynamic Target Date Fund underperformed its custom S&P Target Date Index.3

An equity-market correction, defined as a loss of 10% or more, during January and February 2016 proved to be a challenging environment for the underlying managers. The Funds’ underlying equity fund investments tended to underperform their benchmarks in the volatile market environment. The Funds’ bond investments added to performance on an absolute basis but underperformed their benchmarks. The market correction and the subsequent equity rallies left these historically inversely correlated markets difficult to navigate for the underlying funds.

Tactical asset allocation added to performance during the period for all of the Dynamic Target Date Funds. During the January/February 2016 correction, which bottomed on February 11, 2016, the portfolio management team tactically shifted portfolio allocations to increase equity exposure during periods of depressed equity prices, which contributed to Fund performance when equity markets subsequently rallied.

DRH contributed to performance for the longest-dated Dynamic Target Date Funds in the series, beginning with the Dynamic Target 2020 Fund through the Dynamic Target 2060 Fund, and detracted from performance for the near-term Dynamic Target Today Fund and Dynamic Target 2015 Fund. For the longest-dated Funds, the overlay, through which the portfolio management team took large short positions during the correction, protected the portfolio from some downside risk, reduced portfolio volatility, and added to overall performance. For the Dynamic Target Today Fund and the Dynamic Target 2015 Fund, the whipsawing market that followed the correction limited the effectiveness of the hedging strategy. Because the shorter dated funds are more conservative, the Dynamic Target Today Fund and the Dynamic Target 2015 Fund have lower equity allocations compared with the longer-dated funds. During the market correction, smaller portions were hedged compared to longer-dated portfolios. During the downturn the overlay protected the Funds, but the following whipsawing market overwhelmed the gains for the Dynamic Target 2015 Fund and the Dynamic Target Date Today Fund.

We remain cautiously optimistic about the longer-term investment outlook.

Bond yields continued to be depressed. The potential for future interest-rate hikes may be a headwind to increases in overall output in the general U.S. economy. Especially with yields at historic lows, there continues to be a duration risk in bonds.

Internationally, the accommodative monetary policies of the European Central Bank and the Bank of Japan are intended to bolster their local economies. We believe these central banks will continue to support growth in their economies, and that should be supportive of asset prices. In addition to developed international economies, emerging markets stocks are at low valuation levels not seen in years. Finally, domestic stocks and the U.S. economy have shown resilience in the past year. We look to market signals and economic releases to help inform the changing state of U.S. markets.

Please see footnotes on page 20.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	17

Ten largest holdings (%) as of May 31, 201611

Dynamic Target Today Fund		Dynamic Target 2015 Fund
Wells Fargo Core Bond Portfolio	12.96	Schwab U.S. Broad Market ETF	13.19
Schwab U.S. Aggregate Bond ETF	10.79	Wells Fargo Core Bond Portfolio	9.50
Wells Fargo Strategic Income Fund Institutional Class	9.76	Schwab U.S. Aggregate Bond ETF	7.91
Wells Fargo Short-Term Bond Fund Institutional Class	9.75	Wells Fargo Strategic Income Fund Institutional Class	7.15
Schwab U.S. Broad Market ETF	9.14	Wells Fargo Short-Term Bond Fund Institutional Class	7.14
Wells Fargo Real Return Portfolio	5.39	Wells Fargo Diversified International Fund Class R6	6.54
Wells Fargo International Bond Fund Class R6	5.32	Schwab International Equity ETF	5.52
Calamos Market Neutral Income Fund Class I	4.94	Calamos Market Neutral Income Fund Class I	4.92
Wells Fargo Diversified International Fund Class R6	4.55	Wells Fargo Real Return Portfolio	3.95
Schwab International Equity ETF	3.83	Wells Fargo International Bond Fund Class R6	3.92

Dynamic Target 2020 Fund		Dynamic Target 2025 Fund
Schwab U.S. Broad Market ETF	15.67	Schwab U.S. Broad Market ETF	17.97
Wells Fargo Diversified International Fund Class R6	7.79	Wells Fargo Diversified International Fund Class R6	8.94
Wells Fargo Core Bond Portfolio	7.40	Schwab International Equity ETF	7.54
Schwab International Equity ETF	6.57	Wells Fargo Core Bond Portfolio	5.50
Schwab U.S. Aggregate Bond ETF	6.16	Calamos Market Neutral Income Fund Class I	4.89
Wells Fargo Strategic Income Fund Institutional Class	5.57	Wells Fargo Premier Large Company Growth Fund Class R6	4.87
Wells Fargo Short-Term Bond Fund Institutional Class	5.57	Wells Fargo Endeavor Select Fund Institutional Class	4.86
Calamos Market Neutral Income Fund Class I	4.90	Schwab U.S. Aggregate Bond ETF	4.58
Wells Fargo Premier Large Company Growth Fund Class R6	4.24	Wells Fargo Strategic Income Fund Institutional Class	4.14
Wells Fargo Endeavor Select Fund Institutional Class	4.23	Wells Fargo Short-Term Bond Fund Institutional Class	4.14

Dynamic Target 2030 Fund		Dynamic Target 2035 Fund
Schwab U.S. Broad Market ETF	20.26	Schwab U.S. Broad Market ETF	21.81
Wells Fargo Diversified International Fund Class R6	10.07	Wells Fargo Diversified International Fund Class R6	10.84
Schwab International Equity ETF	8.50	Schwab International Equity ETF	9.15
Wells Fargo Premier Large Company Growth Fund Class R6	5.48	Wells Fargo Endeavor Select Fund Institutional Class	5.90
Wells Fargo Endeavor Select Fund Institutional Class	5.48	Wells Fargo Premier Large Company Growth Fund Class R6	5.90
Calamos Market Neutral Income Fund Class I	4.88	Calamos Market Neutral Income Fund Class I	4.90
Wells Fargo Emerging Markets Equity Income Fund Class R6	4.56	Wells Fargo Emerging Markets Equity Income Fund Class R6	4.89
Wells Fargo Enterprise Fund Class R6	3.97	Wells Fargo Enterprise Fund Class R6	4.29
Wells Fargo Special Mid Cap Value Fund Class R6	3.95	Wells Fargo Special Mid Cap Value Fund Class R6	4.26
Wells Fargo Large Company Value Portfolio	3.65	Wells Fargo Large Company Value Portfolio	3.93

Please see footnotes on page 20.

18	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

Dynamic Target 2040 Fund		Dynamic Target 2045 Fund
Schwab U.S. Broad Market ETF	22.76	Schwab U.S. Broad Market ETF	23.16
Wells Fargo Diversified International Fund Class R6	11.38	Wells Fargo Diversified International Fund Class R6	11.52
Schwab International Equity ETF	9.59	Schwab International Equity ETF	9.72
Wells Fargo Premier Large Company Growth Fund Class R6	6.16	Wells Fargo Premier Large Company Growth Fund Class R6	6.27
Wells Fargo Endeavor Select Fund Institutional Class	6.14	Wells Fargo Endeavor Select Fund Institutional Class	6.24
Wells Fargo Emerging Markets Equity Income Fund Class R6	5.25	Wells Fargo Emerging Markets Equity Income Fund Class R6	5.22
Calamos Market Neutral Income Fund Class I	4.93	Calamos Market Neutral Income Fund Class I	4.90
Wells Fargo Enterprise Fund Class R6	4.46	Wells Fargo Enterprise Fund Class R6	4.52
Wells Fargo Special Mid Cap Value Fund Class R6	4.44	Wells Fargo Special Mid Cap Value Fund Class R6	4.50
Wells Fargo Large Company Value Portfolio	4.10	Wells Fargo Large Company Value Portfolio	4.17

Dynamic Target 2050 Fund		Dynamic Target 2055 Fund
Schwab U.S. Broad Market ETF	23.17	Schwab U.S. Broad Market ETF	23.17
Wells Fargo Diversified International Fund Class R6	11.52	Wells Fargo Diversified International Fund Class R6	11.52
Schwab International Equity ETF	9.72	Schwab International Equity ETF	9.72
Wells Fargo Premier Large Company Growth Fund Class R6	6.26	Wells Fargo Premier Large Company Growth Fund Class R6	6.26
Wells Fargo Endeavor Select Fund Institutional Class	6.25	Wells Fargo Endeavor Select Fund Institutional Class	6.25
Wells Fargo Emerging Markets Equity Income Fund Class R6	5.21	Wells Fargo Emerging Markets Equity Income Fund Class R6	5.21
Calamos Market Neutral Income Fund Class I	4.90	Calamos Market Neutral Income Fund Class I	4.90
Wells Fargo Enterprise Fund Class R6	4.52	Wells Fargo Enterprise Fund Class R6	4.53
Wells Fargo Special Mid Cap Value Fund Class R6	4.51	Wells Fargo Special Mid Cap Value Fund Class R6	4.51
Wells Fargo Large Company Value Portfolio	4.17	Wells Fargo Large Company Value Portfolio	4.17

Dynamic Target 2060 Fund
Schwab U.S. Broad Market ETF	23.17
Wells Fargo Diversified International Fund Class R6	11.52
Schwab International Equity ETF	9.72
Wells Fargo Premier Large Company Growth Fund Class R6	6.26
Wells Fargo Endeavor Select Fund Institutional Class	6.25
Wells Fargo Emerging Markets Equity Income Fund Class R6	5.21
Calamos Market Neutral Income Fund Class I	4.90
Wells Fargo Enterprise Fund Class R6	4.52
Wells Fargo Special Mid Cap Value Fund Class R6	4.51
Wells Fargo Large Company Value Portfolio	4.17

Please see footnotes on page 20.

Performance highlights (unaudited)	Wells Fargo Dynamic Target Date Funds	19

Allocations as of May 31, 201612

Dynamic Target Today Fund			Dynamic Target 2015 Fund			Dynamic 2020 Today Fund
	Effective Allocation	Strategic Target Allocation		Effective Allocation	Strategic Target Allocation		Effective Allocation	Strategic Target Allocation
Equity	36%	35%	Equity	51%	51%	Equity	61%	60%
Fixed-Income	44%	50%	Fixed-Income	31%	36%	Fixed-Income	23%	29%
Alternative Investments	15%	15%	Alternative Investments	13%	13%	Alternative Investments	11%	11%
Effective Cash	5%	0%	Effective Cash	5%	0%	Effective Cash	5%	0%

Dynamic 2025 Today Fund			Dynamic 2030 Today Fund			Dynamic 2035 Today Fund
	Effective Allocation	Strategic Target Allocation		Effective Allocation	Strategic Target Allocation		Effective Allocation	Strategic Target Allocation
Equity	70%	70%	Equity	79%	78%	Equity	85%	85%
Fixed-Income	16%	21%	Fixed-Income	9%	14%	Fixed-Income	4%	9%
Alternative Investments	9%	9%	Alternative Investments	7%	8%	Alternative Investments	6%	6%
Effective Cash	5%	0%	Effective Cash	5%	0%	Effective Cash	5%	0%

Dynamic 2040 Today Fund			Dynamic 2045 Today Fund			Dynamic 2050 Today Fund
	Effective Allocation	Strategic Target Allocation		Effective Allocation	Strategic Target Allocation		Effective Allocation	Strategic Target Allocation
Equity	89%	89%	Equity	90%	90%	Equity	90%	90%
Fixed-Income	0%	6%	Fixed-Income	(1)%	4%	Fixed-Income	(1)%	5%
Alternative Investments	6%	5%	Alternative Investments	6%	6%	Alternative Investments	6%	5%
Effective Cash	5%	0%	Effective Cash	5%	0%	Effective Cash	5%	0%

Dynamic 2055 Today Fund			Dynamic 2060 Today Fund
	Effective Allocation	Strategic Target Allocation		Effective Allocation	Strategic Target Allocation
Equity	90%	90%	Equity	90%	90%
Fixed-Income	(1)%	5%	Fixed-Income	(1)%	5%
Alternative Investments	6%	5%	Alternative Investments	6%	5%
Effective Cash	5%	0%	Effective Cash	5%	0%

Please see footnotes on page 20.

20	Wells Fargo Dynamic Target Date Funds	Performance highlights (unaudited)

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.48% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[2]	The manager has committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, and extraordinary expenses are excluded from the expense cap. Acquired fund fees and expenses and net expenses from the affiliated master portfolios are included in the expense cap. Without this cap, the Fund’s returns would have been lower.

[3]	The S&P Target Date Indexes (each, an index, or collectively, the indexes) are a series of indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time, each corresponding to a target retirement date. The index series reflects the market consensus for asset allocations for different target date horizons. In particular, each index is representative of the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds for that horizon. The index returns include hypothetical back-tested performance. You cannot invest directly in an index.

[4]	The chart compares the performance of Class A shares since inception with the respective S&P Target Date Indexes. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.50% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[6]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.52% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[7]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.54% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[8]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.55% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[9]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.56% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[10]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.57% of acquired fund fees and expenses and net expenses from affiliated master portfolios. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses and net expenses from affiliated master portfolios.

[11]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]	The effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

Fund expenses (unaudited)	Wells Fargo Dynamic Target Date Funds	21

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dynamic Target Today Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,007.47	$2.66	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.35	$2.68	0.53%
Class C
Actual	$1,000.00	$1,003.78	$6.41	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.46	1.28%
Class R
Actual	$1,000.00	$1,006.26	$3.88	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.91	0.77%
Class R4
Actual	$1,000.00	$1,009.76	$1.11	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$1.11	0.22%
Class R6
Actual	$1,000.00	$1,009.90	$0.33	0.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.67	$0.33	0.07%

Please see footnote on page 25.

22	Wells Fargo Dynamic Target Date Funds	Fund expenses (unaudited)

Dynamic Target 2015 Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,002.36	$2.25	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$2.28	0.45%
Class C
Actual	$1,000.00	$998.65	$6.40	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.46	1.28%
Class R
Actual	$1,000.00	$1,001.15	$3.84	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.87	0.77%
Class R4
Actual	$1,000.00	$1,003.65	$1.10	0.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$1.11	0.22%
Class R6
Actual	$1,000.00	$1,004.81	$0.32	0.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.68	$0.32	0.06%
Dynamic Target 2020 Fund
Class A
Actual	$1,000.00	$1,002.51	$2.71	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.30	$2.73	0.54%
Class C
Actual	$1,000.00	$999.08	$6.43	1.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.57	$6.49	1.29%
Class R
Actual	$1,000.00	$1,001.58	$3.88	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.91	0.77%
Class R4
Actual	$1,000.00	$1,004.08	$1.13	0.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.87	$1.14	0.23%
Class R6
Actual	$1,000.00	$1,005.24	$0.35	0.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.65	$0.35	0.07%
Dynamic Target 2025 Fund
Class A
Actual	$1,000.00	$997.26	$2.28	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.31	0.46%
Class C
Actual	$1,000.00	$993.56	$6.46	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.52	$6.54	1.30%
Class R
Actual	$1,000.00	$996.06	$3.87	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.92	0.78%
Class R4
Actual	$1,000.00	$999.57	$1.17	0.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.83	$1.19	0.23%
Class R6
Actual	$1,000.00	$999.72	$0.38	0.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.62	$0.39	0.08%

Please see footnote on page 25.

Fund expenses (unaudited)	Wells Fargo Dynamic Target Date Funds	23

Dynamic Target 2030 Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$994.54	$2.23	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.27	0.45%
Class C
Actual	$1,000.00	$990.94	$6.48	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.49	$6.57	1.30%
Class R
Actual	$1,000.00	$993.42	$3.94	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$4.00	0.79%
Class R4
Actual	$1,000.00	$996.94	$1.20	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	$1.22	0.24%
Class R6
Actual	$1,000.00	$997.09	$0.43	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.57	$0.43	0.09%
Dynamic Target 2035 Fund
Class A
Actual	$1,000.00	$991.77	$2.71	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.76	0.55%
Class C
Actual	$1,000.00	$987.20	$6.46	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Class R
Actual	$1,000.00	$990.69	$3.92	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$3.97	0.79%
Class R4
Actual	$1,000.00	$993.20	$1.20	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.21	0.24%
Class R6
Actual	$1,000.00	$993.35	$0.41	0.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.58	$0.42	0.08%
Dynamic Target 2040 Fund
Class A
Actual	$1,000.00	$989.02	$2.64	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.35	$2.68	0.53%
Class C
Actual	$1,000.00	$985.47	$6.47	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.48	$6.58	1.30%
Class R
Actual	$1,000.00	$987.94	$3.96	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.03	0.80%
Class R4
Actual	$1,000.00	$990.43	$1.21	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	$1.23	0.24%
Class R6
Actual	$1,000.00	$991.58	$0.44	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.56	$0.45	0.09%

Please see footnote on page 25.

24	Wells Fargo Dynamic Target Date Funds	Fund expenses (unaudited)

Dynamic Target 2045 Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$990.08	$2.65	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.70	0.53%
Class C
Actual	$1,000.00	$986.52	$6.46	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Class R
Actual	$1,000.00	$989.00	$3.96	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.02	0.80%
Class R4
Actual	$1,000.00	$992.50	$1.19	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.21	0.24%
Class R6
Actual	$1,000.00	$992.64	$0.43	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.57	$0.44	0.09%
Dynamic Target 2050 Fund
Class A
Actual	$1,000.00	$990.20	$2.63	0.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.35	$2.68	0.53%
Class C
Actual	$1,000.00	$986.50	$6.46	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Class R
Actual	$1,000.00	$988.99	$3.97	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.03	0.80%
Class R4
Actual	$1,000.00	$992.50	$1.20	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.22	0.24%
Class R6
Actual	$1,000.00	$992.64	$0.43	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.57	$0.44	0.09%
Dynamic Target 2055 Fund
Class A
Actual	$1,000.00	$991.21	$2.71	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.75	0.54%
Class C
Actual	$1,000.00	$987.50	$6.46	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Class R
Actual	$1,000.00	$989.99	$3.97	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.03	0.80%
Class R4
Actual	$1,000.00	$992.50	$1.20	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.21	0.24%
Class R6
Actual	$1,000.00	$993.65	$0.43	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.57	$0.44	0.09%

Please see footnote on page 25.

Fund expenses (unaudited)	Wells Fargo Dynamic Target Date Funds	25

Dynamic Target 2060 Fund	Beginning account value 12-1-2015	Ending account value 5-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$992.22	$2.74	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.25	$2.78	0.55%
Class C
Actual	$1,000.00	$988.54	$6.46	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56	1.30%
Class R
Actual	$1,000.00	$991.02	$3.97	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.03	0.80%
Class R4
Actual	$1,000.00	$993.51	$1.19	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	$1.21	0.24%
Class R6
Actual	$1,000.00	$994.66	$0.43	0.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.57	$0.43	0.09%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

26	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET TODAY FUND

Security name			Shares	Value

Exchange-Traded Funds: 28.71%
iShares Global Infrastructure ETF			2,544	$101,353
Schwab International Equity ETF			7,015	193,965
Schwab U.S. Aggregate Bond ETF			10,334	545,739
Schwab U.S. Broad Market ETF			9,166	462,425
Schwab U.S. REIT ETF			3,621	148,606

Total Exchange-Traded Funds (Cost $1,439,799)				1,452,088

Investment Companies: 70.31%

Affiliated Master Portfolios: 23.78%
Wells Fargo C&B Large Cap Value Portfolio				82,650
Wells Fargo Core Bond Portfolio				655,585
Wells Fargo Large Company Value Portfolio				83,192
Wells Fargo Real Return Portfolio				272,449
Wells Fargo Small Company Growth Portfolio				54,661
Wells Fargo Small Company Value Portfolio				54,373

				1,202,910

Fixed-Income Funds: 24.83%
Wells Fargo International Bond Fund Class R6 (l)†			26,414	268,895
Wells Fargo Short-Term Bond Fund Institutional Class (l)			56,295	493,140
Wells Fargo Strategic Income Fund Institutional Class (l)			54,721	493,585

				1,255,620

Equity Funds: 21.70%
Calamos Market Neutral Income Fund Class I			19,502	249,625
Wells Fargo Diversified International Fund Class R6 (l)			20,420	229,932
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			10,965	104,277
Wells Fargo Endeavor Select Fund Institutional Class (l)†			13,451	124,955
Wells Fargo Enterprise Fund Class R6 (l)†			2,082	91,018
Wells Fargo Intrinsic Value Fund Class R6 (l)			7,085	82,395
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			8,539	125,178
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			2,795	90,377

				1,097,757

Total Investment Companies (Cost $3,588,173)				3,556,287

	Yield	Maturity date	Principal
Short-Term Investments: 0.06%

U.S. Treasury Securities: 0.06%
U.S. Treasury Bill (z)#	0.09%	6-9-2016	$3,000	3,000

Total Short-Term Investments (Cost $3,000)				3,000

Total investments in securities (Cost $5,030,972) *	99.08%	5,011,375
Other assets and liabilities, net	0.92	46,473

Total net assets	100.00%	$5,057,848

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	27

DYNAMIC TARGET TODAY FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,035,702 and unrealized gains (losses) consists of:

Gross unrealized gains	$81,745
Gross unrealized losses	(106,072)

Net unrealized losses	$(24,327)

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2015 FUND

Security name			Shares	Value

Exchange-Traded Funds: 30.56%
iShares Global Infrastructure ETF			2,561	$102,030
Schwab International Equity ETF			10,231	282,887
Schwab U.S. Aggregate Bond ETF			7,678	405,475
Schwab U.S. Broad Market ETF			13,405	676,282
Schwab U.S. REIT ETF			2,450	100,548

Total Exchange-Traded Funds (Cost $1,560,574)				1,567,222

Investment Companies: 68.50%

Affiliated Master Portfolios: 21.27%
Wells Fargo C&B Large Cap Value Portfolio				120,498
Wells Fargo Core Bond Portfolio				487,203
Wells Fargo Large Company Value Portfolio				121,833
Wells Fargo Real Return Portfolio				202,701
Wells Fargo Small Company Growth Portfolio				79,555
Wells Fargo Small Company Value Portfolio				79,184

				1,090,974

Fixed-Income Funds: 18.22%
Wells Fargo International Bond Fund Class R6 (l)†			19,765	201,204
Wells Fargo Short-Term Bond Fund Institutional Class (l)			41,805	366,215
Wells Fargo Strategic Income Fund Institutional Class (l)			40,667	366,819

				934,238

Equity Funds: 29.01%
Calamos Market Neutral Income Fund Class I			19,730	252,550
Wells Fargo Diversified International Fund Class R6 (l)			29,792	335,454
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			15,909	151,293
Wells Fargo Endeavor Select Fund Institutional Class (l)†			19,614	182,215
Wells Fargo Enterprise Fund Class R6 (l)†			3,023	132,116
Wells Fargo Intrinsic Value Fund Class R6 (l)			10,319	120,009
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			12,459	182,654
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			4,068	131,520

				1,487,811

Total Investment Companies (Cost $3,572,635)				3,513,023

Yield		Maturity date	Principal
Short-Term Investments: 0.06%

U.S. Treasury Securities: 0.06%
U.S. Treasury Bill (z)#	0.09%	6-9-2016	$3,000	3,000

Total Short-Term Investments (Cost $3,000)				3,000

Total investments in securities (Cost $5,136,209) *	99.12%	5,083,245
Other assets and liabilities, net	0.88	45,165

Total net assets	100.00%	$5,128,410

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	29

DYNAMIC TARGET 2015 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,143,240 and unrealized gains (losses) consists of:

Gross unrealized gains	$84,764
Gross unrealized losses	(144,759)

Net unrealized losses	$(59,995)

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2020 FUND

Security name			Shares	Value

Exchange-Traded Funds: 31.39%
iShares Global Infrastructure ETF			1,329	$52,947
Schwab International Equity ETF			12,002	331,855
Schwab U.S. Aggregate Bond ETF			5,892	311,157
Schwab U.S. Broad Market ETF			15,686	791,359
Schwab U.S. REIT ETF			2,395	98,291

Total Exchange-Traded Funds (Cost $1,589,344)				1,585,609

Investment Companies: 67.61%

Affiliated Master Portfolios: 19.80%
Wells Fargo C&B Large Cap Value Portfolio				141,485
Wells Fargo Core Bond Portfolio				373,767
Wells Fargo Large Company Value Portfolio				142,659
Wells Fargo Real Return Portfolio				155,360
Wells Fargo Small Company Growth Portfolio				93,500
Wells Fargo Small Company Value Portfolio				93,123

				999,894

Fixed-Income Funds: 14.18%
Wells Fargo International Bond Fund Class R6 (l)†			15,093	153,647
Wells Fargo Short-Term Bond Fund Institutional Class (l)			32,087	281,078
Wells Fargo Strategic Income Fund Institutional Class (l)			31,187	281,303

				716,028

Equity Funds: 33.63%
Calamos Market Neutral Income Fund Class I			19,351	247,698
Wells Fargo Diversified International Fund Class R6 (l)			34,923	393,234
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			18,721	178,035
Wells Fargo Endeavor Select Fund Institutional Class (l)†			23,007	213,737
Wells Fargo Enterprise Fund Class R6 (l)†			3,573	156,168
Wells Fargo Intrinsic Value Fund Class R6 (l)			12,107	140,801
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			14,603	214,087
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			4,789	154,841

				1,698,601

Total Investment Companies (Cost $3,501,318)				3,414,523

	Yield	Maturity date	Principal
Short-Term Investments: 0.06%

U.S. Treasury Securities: 0.06%
U.S. Treasury Bill (z)#	0.09%	6-9-2016	$3,000	3,000

Total Short-Term Investments (Cost $3,000)				3,000

Total investments in securities (Cost $5,093,662) *	99.06%	5,003,132
Other assets and liabilities, net	0.94	47,365

Total net assets	100.00%	$5,050,497

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	31

DYNAMIC TARGET 2020 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,101,693 and unrealized gains (losses) consists of:

Gross unrealized gains	$80,782
Gross unrealized losses	(179,343)

Net unrealized losses	$(98,561)

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2025 FUND

Security name			Shares	Value

Exchange-Traded Funds: 32.10%
iShares Global Infrastructure ETF			1,271	$50,637
Schwab International Equity ETF			13,895	384,197
Schwab U.S. Aggregate Bond ETF			4,419	233,367
Schwab U.S. Broad Market ETF			18,156	915,970
Schwab U.S. REIT ETF			1,271	52,162

Total Exchange-Traded Funds (Cost $1,643,164)				1,636,333

Investment Companies: 66.88%

Affiliated Master Portfolios: 18.48%
Wells Fargo C&B Large Cap Value Portfolio				163,963
Wells Fargo Core Bond Portfolio				280,198
Wells Fargo Large Company Value Portfolio				165,213
Wells Fargo Real Return Portfolio				116,379
Wells Fargo Small Company Growth Portfolio				108,232
Wells Fargo Small Company Value Portfolio				107,945

				941,930

Fixed-Income Funds: 10.54%
Wells Fargo International Bond Fund Class R6 (l)†			11,328	115,318
Wells Fargo Short-Term Bond Fund Institutional Class (l)			24,065	210,808
Wells Fargo Strategic Income Fund Institutional Class (l)			23,392	210,993

				537,119

Equity Funds: 37.86%
Calamos Market Neutral Income Fund Class I			19,476	249,291
Wells Fargo Diversified International Fund Class R6 (l)			40,448	455,447
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			21,645	205,847
Wells Fargo Endeavor Select Fund Institutional Class (l)†			26,665	247,716
Wells Fargo Enterprise Fund Class R6 (l)†			4,136	180,779
Wells Fargo Intrinsic Value Fund Class R6 (l)			14,010	162,940
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			16,918	248,021
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			5,546	179,300

				1,929,341

Total Investment Companies (Cost $3,505,356)				3,408,390

	Yield	Maturity date	Principal
Short-Term Investments: 0.06%

U.S. Treasury Securities: 0.06%
U.S. Treasury Bill (z)#	0.16%	6-9-2016	$3,000	3,000

Total Short-Term Investments (Cost $3,000)				3,000

Total investments in securities (Cost $5,151,520) *	99.04%	5,047,723
Other assets and liabilities, net	0.96	48,724

Total net assets	100.00%	$5,096,447

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	33

DYNAMIC TARGET 2025 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,164,832 and unrealized gains (losses) consists of:

Gross unrealized gains	$81,827
Gross unrealized losses	(198,936)

Net unrealized losses	$(117,109)

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2030 FUND

Security name			Shares	Value

Exchange-Traded Funds: 32.79%
iShares Global Infrastructure ETF			84	$3,347
Schwab International Equity ETF			15,579	430,759
Schwab U.S. Aggregate Bond ETF			2,892	152,727
Schwab U.S. Broad Market ETF			20,352	1,026,758
Schwab U.S. REIT ETF			1,191	48,879

Total Exchange-Traded Funds (Cost $1,677,198)				1,662,470

Investment Companies: 66.08%

Affiliated Master Portfolios: 17.16%
Wells Fargo C&B Large Cap Value Portfolio				183,237
Wells Fargo Core Bond Portfolio				183,263
Wells Fargo Large Company Value Portfolio				185,029
Wells Fargo Real Return Portfolio				76,203
Wells Fargo Small Company Growth Portfolio				121,286
Wells Fargo Small Company Value Portfolio				120,766

				869,784

Fixed-Income Funds: 6.92%
Wells Fargo International Bond Fund Class R6 (l)†			7,426	75,599
Wells Fargo Short-Term Bond Fund Institutional Class (l)			15,716	137,676
Wells Fargo Strategic Income Fund Institutional Class (l)			15,278	137,803

				351,078

Equity Funds: 42.00%
Calamos Market Neutral Income Fund Class I			19,328	247,398
Wells Fargo Diversified International Fund Class R6 (l)			45,343	510,563
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			24,282	230,925
Wells Fargo Endeavor Select Fund Institutional Class (l)†			29,879	277,575
Wells Fargo Enterprise Fund Class R6 (l)†			4,608	201,433
Wells Fargo Intrinsic Value Fund Class R6 (l)			15,710	182,703
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			18,961	277,974
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,195	200,284

				2,128,855

Total Investment Companies (Cost $3,467,841)				3,349,717

	Yield	Maturity date	Principal
Short-Term Investments: 0.16%

U.S. Treasury Securities: 0.16%
U.S. Treasury Bill (z)#	0.17%	6-9-2016	$8,000	8,000

Total Short-Term Investments (Cost $8,000)				8,000

Total investments in securities (Cost $5,153,039) *	99.03%	5,020,187
Other assets and liabilities, net	0.97	48,934

Total net assets	100.00%	$5,069,121

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	35

DYNAMIC TARGET 2030 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,170,821 and unrealized gains (losses) consists of:

Gross unrealized gains	$86,941
Gross unrealized losses	(237,575)

Net unrealized losses	$(150,634)

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2035 FUND

Security name			Shares	Value

Exchange-Traded Funds: 33.02%
Schwab International Equity ETF			16,531	$457,082
Schwab U.S. Aggregate Bond ETF			1,894	100,022
Schwab U.S. Broad Market ETF			21,603	1,089,871
Schwab U.S. REIT ETF			78	3,201

Total Exchange-Traded Funds (Cost $1,669,762)				1,650,176

Investment Companies: 65.84%

Affiliated Master Portfolios: 16.37%
Wells Fargo C&B Large Cap Value Portfolio				194,790
Wells Fargo Core Bond Portfolio				120,029
Wells Fargo Large Company Value Portfolio				196,262
Wells Fargo Real Return Portfolio				49,934
Wells Fargo Small Company Growth Portfolio				128,545
Wells Fargo Small Company Value Portfolio				128,239

				817,799

Fixed-Income Funds: 4.60%
Wells Fargo International Bond Fund Class R6 (l)†			4,862	49,499
Wells Fargo Short-Term Bond Fund Institutional Class (l)			10,291	90,151
Wells Fargo Strategic Income Fund Institutional Class (l)			10,002	90,218

				229,868

Equity Funds: 44.87%
Calamos Market Neutral Income Fund Class I			19,130	244,870
Wells Fargo Diversified International Fund Class R6 (l)			48,108	541,697
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			25,721	244,602
Wells Fargo Endeavor Select Fund Institutional Class (l)†			31,745	294,912
Wells Fargo Enterprise Fund Class R6 (l)†			4,907	214,493
Wells Fargo Intrinsic Value Fund Class R6 (l)			16,667	193,840
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			20,115	294,888
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,592	213,103

				2,242,405

Total Investment Companies (Cost $3,416,963)				3,290,072

	Yield	Maturity date	Principal
Short-Term Investments: 0.16%

U.S. Treasury Securities: 0.16%
U.S. Treasury Bill (z)#	0.16%	6-9-2016	$8,000	8,000

Total Short-Term Investments (Cost $8,000)				8,000

Total investments in securities (Cost $5,094,725) *	99.02%	4,948,248
Other assets and liabilities, net	0.98	48,879

Total net assets	100.00%	$4,997,127

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	37

DYNAMIC TARGET 2035 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,120,977 and unrealized gains (losses) consists of:

Gross unrealized gains	$78,049
Gross unrealized losses	(250,778)

Net unrealized losses	$(172,729)

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2040 FUND

Security name			Shares	Value

Exchange-Traded Funds: 33.58%
Schwab International Equity ETF			17,425	$481,801
Schwab U.S. Aggregate Bond ETF			1,177	62,157
Schwab U.S. Broad Market ETF			22,665	1,143,449

Total Exchange-Traded Funds (Cost $1,707,950)				1,687,407

Investment Companies: 65.33%

Affiliated Master Portfolios: 15.64%
Wells Fargo C&B Large Cap Value Portfolio				204,823
Wells Fargo Core Bond Portfolio				74,638
Wells Fargo Large Company Value Portfolio				205,888
Wells Fargo Real Return Portfolio				31,179
Wells Fargo Small Company Growth Portfolio				134,931
Wells Fargo Small Company Value Portfolio				134,356

				785,815

Fixed-Income Funds: 2.85%
Wells Fargo International Bond Fund Class R6 (l)†			3,052	31,074
Wells Fargo Short-Term Bond Fund Institutional Class (l)			6,399	56,055
Wells Fargo Strategic Income Fund Institutional Class (l)			6,216	56,065

				143,194

Equity Funds: 46.84%
Calamos Market Neutral Income Fund Class I			19,357	247,772
Wells Fargo Diversified International Fund Class R6 (l)			50,806	572,075
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			27,749	263,893
Wells Fargo Endeavor Select Fund Institutional Class (l)†			33,204	308,468
Wells Fargo Enterprise Fund Class R6 (l)†			5,128	224,148
Wells Fargo Intrinsic Value Fund Class R6 (l)			17,620	204,920
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			21,100	309,319
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,898	223,027

				2,353,622

Total Investment Companies (Cost $3,413,960)				3,282,631

	Yield	Maturity date	Principal
Short-Term Investments: 0.16%

U.S. Treasury Securities: 0.16%
U.S. Treasury Bill (z)#	0.15%	6-9-2016	$8,000	8,000

Total Short-Term Investments (Cost $8,000)				8,000

Total investments in securities (Cost $5,129,910) *	99.07%	4,978,038
Other assets and liabilities, net	0.93	46,896

Total net assets	100.00%	$5,024,934

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	39

DYNAMIC TARGET 2040 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,161,917 and unrealized gains (losses) consists of:

Gross unrealized gains	$78,315
Gross unrealized losses	(262,194)

Net unrealized losses	$(183,879)

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2045 FUND

Security name			Shares	Value

Exchange-Traded Funds: 33.86%
Schwab International Equity ETF			17,553	$485,341
Schwab U.S. Aggregate Bond ETF			924	48,796
Schwab U.S. Broad Market ETF			22,934	1,157,020

Total Exchange-Traded Funds (Cost $1,712,754)				1,691,157

Investment Companies: 64.96%

Affiliated Master Portfolios: 15.42%
Wells Fargo C&B Large Cap Value Portfolio				206,212
Wells Fargo Core Bond Portfolio				58,631
Wells Fargo Large Company Value Portfolio				208,245
Wells Fargo Real Return Portfolio				24,508
Wells Fargo Small Company Growth Portfolio				136,547
Wells Fargo Small Company Value Portfolio				135,787

				769,930

Fixed-Income Funds: 2.25%
Wells Fargo International Bond Fund Class R6 (l)†			2,400	24,429
Wells Fargo Short-Term Bond Fund Institutional Class (l)			5,029	44,052
Wells Fargo Strategic Income Fund Institutional Class (l)			4,884	44,050

				112,531

Equity Funds: 47.29%
Calamos Market Neutral Income Fund Class I			19,119	244,725
Wells Fargo Diversified International Fund Class R6 (l)			51,090	575,277
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			27,405	260,619
Wells Fargo Endeavor Select Fund Institutional Class (l)†			33,574	311,902
Wells Fargo Enterprise Fund Class R6 (l)†			5,165	225,760
Wells Fargo Intrinsic Value Fund Class R6 (l)			17,713	206,005
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			21,347	312,954
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,958	224,957

				2,362,199

Total Investment Companies (Cost $3,379,908)				3,244,660

	Yield	Maturity date	Principal
Short-Term Investments: 0.24%

U.S. Treasury Securities: 0.24%
U.S. Treasury Bill (z)#	0.14%	6-9-2016	$12,000	12,000

Total Short-Term Investments (Cost $12,000)				12,000

Total investments in securities (Cost $5,104,662) *	99.06%	4,947,817
Other assets and liabilities, net	0.94	47,060

Total net assets	100.00%	$4,994,877

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	41

DYNAMIC TARGET 2045 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,134,118 and unrealized gains (losses) consists of:

Gross unrealized gains	$78,456
Gross unrealized losses	(264,757)

Net unrealized losses	$(186,301)

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2050 FUND

Security name			Shares	Value

Exchange-Traded Funds: 33.85%
Schwab International Equity ETF			17,510	$484,152
Schwab U.S. Aggregate Bond ETF			911	48,110
Schwab U.S. Broad Market ETF			22,879	1,154,246

Total Exchange-Traded Funds (Cost $1,708,103)				1,686,508

Investment Companies: 64.90%

Affiliated Master Portfolios: 15.39%
Wells Fargo C&B Large Cap Value Portfolio				205,801
Wells Fargo Core Bond Portfolio				57,723
Wells Fargo Large Company Value Portfolio				207,750
Wells Fargo Real Return Portfolio				24,045
Wells Fargo Small Company Growth Portfolio				136,006
Wells Fargo Small Company Value Portfolio				135,381

				766,706

Fixed-Income Funds: 2.22%
Wells Fargo International Bond Fund Class R6 (l)†			2,354	23,968
Wells Fargo Short-Term Bond Fund Institutional Class (l)			4,947	43,333
Wells Fargo Strategic Income Fund Institutional Class (l)			4,804	43,333

				110,634

Equity Funds: 47.29%
Calamos Market Neutral Income Fund Class I			19,064	244,023
Wells Fargo Diversified International Fund Class R6 (l)			50,959	573,793
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			27,289	259,515
Wells Fargo Endeavor Select Fund Institutional Class (l)†			33,498	311,200
Wells Fargo Enterprise Fund Class R6 (l)†			5,158	225,436
Wells Fargo Intrinsic Value Fund Class R6 (l)			17,669	205,496
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			21,287	312,073
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,945	224,524

				2,356,060

Total Investment Companies (Cost $3,368,585)				3,233,400

	Yield	Maturity date	Principal
Short-Term Investments: 0.24%

U.S. Treasury Securities: 0.24%
U.S. Treasury Bill #(z)	0.14%	6-9-2016	$12,000	12,000

Total Short-Term Investments (Cost $12,000)				12,000

Total investments in securities (Cost $5,088,688) *	98.99%	4,931,908
Other assets and liabilities, net	1.01	50,194

Total net assets	100.00%	$4,982,102

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	43

DYNAMIC TARGET 2050 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,118,490 and unrealized gains (losses) consists of:

Gross unrealized gains	$78,219
Gross unrealized losses	(264,801)

Net unrealized losses	$(186,582)

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2055 FUND

Security name			Shares	Value

Exchange-Traded Funds: 33.85%
Schwab International Equity ETF			17,497	$483,792
Schwab U.S. Aggregate Bond ETF			910	48,057
Schwab U.S. Broad Market ETF			22,862	1,153,388

Total Exchange-Traded Funds (Cost $1,706,943)				1,685,237

Investment Companies: 64.90%

Affiliated Master Portfolios: 15.39%
Wells Fargo C&B Large Cap Value Portfolio				205,664
Wells Fargo Core Bond Portfolio				57,675
Wells Fargo Large Company Value Portfolio				207,571
Wells Fargo Real Return Portfolio				24,024
Wells Fargo Small Company Growth Portfolio				135,893
Wells Fargo Small Company Value Portfolio				135,300

				766,127

Fixed-Income Funds: 2.22%
Wells Fargo International Bond Fund Class R6 (l)†			2,352	23,947
Wells Fargo Short-Term Bond Fund Institutional Class (l)			4,942	43,295
Wells Fargo Strategic Income Fund Institutional Class (l)			4,800	43,297

				110,539

Equity Funds: 47.29%
Calamos Market Neutral Income Fund Class I			19,051	243,856
Wells Fargo Diversified International Fund Class R6 (l)			50,920	573,363
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			27,258	259,224
Wells Fargo Endeavor Select Fund Institutional Class (l)†			33,480	311,031
Wells Fargo Enterprise Fund Class R6 (l)†			5,158	225,452
Wells Fargo Intrinsic Value Fund Class R6 (l)			17,654	205,318
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			21,272	311,852
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,941	224,397

				2,354,493

Total Investment Companies (Cost $3,367,032)				3,231,159

	Yield	Maturity date	Principal
Short-Term Investments: 0.24%

U.S. Treasury Securities: 0.24%
U.S. Treasury Bill #(z)	0.14%	6-9-2016	$12,000	12,000

Total Short-Term Investments (Cost $12,000)				12,000

Total investments in securities (Cost $5,085,975) *	98.99%	4,928,396
Other assets and liabilities, net	1.01	50,280

Total net assets	100.00%	$4,978,676

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,115,251 and unrealized gains (losses) consists of:

Gross unrealized gains	$78,155
Gross unrealized losses	(265,010)

Net unrealized losses	$(186,855)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2016	Wells Fargo Dynamic Target Date Funds	45

DYNAMIC TARGET 2060 FUND

Security name			Shares	Value

Exchange-Traded Funds: 33.85%
Schwab International Equity ETF			17,514	$484,262
Schwab U.S. Aggregate Bond ETF			912	48,163
Schwab U.S. Broad Market ETF			22,884	1,154,498

Total Exchange-Traded Funds (Cost $1,708,436)				1,686,923

Investment Companies: 64.90%

Affiliated Master Portfolios: 15.39%
Wells Fargo C&B Large Cap Value Portfolio				205,825
Wells Fargo Core Bond Portfolio				57,794
Wells Fargo Large Company Value Portfolio				207,761
Wells Fargo Real Return Portfolio				24,073
Wells Fargo Small Company Growth Portfolio				136,041
Wells Fargo Small Company Value Portfolio				135,400

				766,894

Fixed-Income Funds: 2.22%
Wells Fargo International Bond Fund Class R6 (l)†			2,358	24,007
Wells Fargo Short-Term Bond Fund Institutional Class (l)			4,955	43,405
Wells Fargo Strategic Income Fund Institutional Class (l)			4,810	43,386

				110,798

Equity Funds: 47.29%
Calamos Market Neutral Income Fund Class I			19,070	244,090
Wells Fargo Diversified International Fund Class R6 (l)			50,970	573,927
Wells Fargo Emerging Markets Equity Income Fund Class R6 (l)			27,299	259,611
Wells Fargo Endeavor Select Fund Institutional Class (l)†			33,509	311,295
Wells Fargo Enterprise Fund Class R6 (l)†			5,158	225,440
Wells Fargo Intrinsic Value Fund Class R6 (l)			17,674	205,552
Wells Fargo Premier Large Company Growth Fund Class R6 (l)†			21,293	312,157
Wells Fargo Special Mid Cap Value Fund Class R6 (l)			6,946	224,549

				2,356,621

Total Investment Companies (Cost $3,370,370)				3,234,313

	Yield	Maturity date	Principal
Short-Term Investments: 0.24%

U.S. Treasury Securities: 0.24%
U.S. Treasury Bill #(z)	0.14%	6-9-2016	$12,000	12,000

Total Short-Term Investments (Cost $12,000)				12,000

Total investments in securities (Cost $5,090,806) *	98.99%	4,933,236
Other assets and liabilities, net	1.01	50,219

Total net assets	100.00%	$4,983,455

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Dynamic Target Date Funds	Portfolio of investments—May 31, 2016

DYNAMIC TARGET 2060 FUND

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income-earning security

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $5,119,539 and unrealized gains (losses) consists of:

Gross unrealized gains	$78,275
Gross unrealized losses	(264,578)

Net unrealized losses	$(186,303)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

48	Wells Fargo Dynamic Target Date Funds	Statements of assets and liabilities—May 31, 2016

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Assets
Investments
In affiliated Underlying Funds, at value (see cost below)	$2,103,752	$2,169,499
In unaffiliated Underlying Funds and securities, at value (see cost below)	1,704,713	1,822,772
In affiliated Master Portfolios, at value (see cost below)	1,202,910	1,090,974

Total investments, at value (see cost below)	5,011,375	5,083,245
Cash	48	19
Receivable for investments sold	196	257
Receivable for Fund shares sold	0	0
Receivable for dividends	658	488
Receivable for daily variation margin on open futures contracts	31	31
Receivable from manager	18,013	17,551
Prepaid expenses and other assets	50,981	50,987

Total assets	5,081,302	5,152,578

Liabilities
Payable for investments purchased	876	756
Payable for Fund shares redeemed	0	1,250
Distribution fees payable	85	84
Administration fees payable	178	193
Shareholder report expenses payable	10,167	10,167
Custodian and accounting fees payable	10,436	10,006
Professional fees payable	1,712	1,712

Total liabilities	23,454	24,168

Total net assets	$5,057,848	$5,128,410

NET ASSETS CONSIST OF
Paid-in capital	$5,018,954	$5,114,710
Undistributed net investment income	29,433	26,353
Accumulated net realized gains on investments	29,689	40,942
Net unrealized losses on investments	(20,228)	(53,595)

Total net assets	$5,057,848	$5,128,410

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$100,950	$198,702
Shares outstanding – Class A1	10,035	19,881
Net asset value per share – Class A	$10.06	$9.99
Maximum offering price per share – Class A2	$10.67	$10.60
Net assets – Class C	$100,572	$100,020
Shares outstanding – Class C1	10,028	10,037
Net asset value per share – Class C	$10.03	$9.97
Net assets – Class R	$100,824	$100,272
Shares outstanding – Class R1	10,033	10,042
Net asset value per share – Class R	$10.05	$9.99
Net assets – Class R4	$101,107	$100,551
Share outstanding – Class R4[1]	10,037	10,047
Net asset value per share – Class R4	$10.07	$10.01
Net assets – Class R6	$4,654,395	$4,628,865
Shares outstanding – Class R6[1]	461,784	462,212
Net asset value per share – Class R6	$10.08	$10.01

Investments in affiliated Underlying Funds, at cost	$2,177,117	$2,280,043

Investments in unaffiliated Underlying Funds and securities, at cost	$1,695,088	$1,818,467

Investments in affiliated Master Portfolios, at cost	$1,158,767	$1,037,699

Total investments, at cost	$5,030,972	$5,136,209

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2016	Wells Fargo Dynamic Target Date Funds	49

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$2,166,931	$2,217,169	$2,232,535	$2,227,403	$2,249,044	$2,230,005	$2,222,671
1,836,307	1,888,624	1,917,868	1,903,046	1,943,179	1,947,882	1,942,531
999,894	941,930	869,784	817,799	785,815	769,930	766,706

5,003,132	5,047,723	5,020,187	4,948,248	4,978,038	4,947,817	4,931,908
157	253	215	217	26,488	148	143
78	28	28	0	28	55	55
0	0	0	50	0	0	0
375	282	184	121	73	59	58
31	31	31	31	31	31	31
17,025	19,225	19,258	19,267	17,416	17,803	18,448
51,127	50,216	50,218	50,231	49,766	50,627	50,435

5,071,925	5,117,758	5,090,121	5,018,165	5,071,840	5,016,540	5,001,078

630	566	439	356	26,609	242	282
0	0	0	0	0	0	0
84	83	83	83	82	82	82
179	190	187	177	178	177	174
10,168	10,231	10,105	10,106	10,205	10,169	8,138
9,693	9,337	9,282	9,413	9,410	9,281	9,448
674	904	904	903	422	1,712	852

21,428	21,311	21,000	21,038	46,906	21,663	18,976

$5,050,497	$5,096,447	$5,069,121	$4,997,127	$5,024,934	$4,994,877	$4,982,102

$5,044,282	$5,108,469	$5,101,326	$5,050,847	$5,089,633	$5,054,259	$5,041,580
24,266	22,478	20,699	19,497	18,542	18,377	18,348
73,110	69,928	80,579	73,891	69,262	79,717	79,585
(91,161)	(104,428)	(133,483)	(147,108)	(152,503)	(157,476)	(157,411)

$5,050,497	$5,096,447	$5,069,121	$4,997,127	$5,024,934	$4,994,877	$4,982,102

$118,907	$187,873	$173,435	$119,179	$157,051	$121,180	$108,422
11,897	18,894	17,495	12,066	15,947	12,285	10,993
$9.99	$9.94	$9.91	$9.88	$9.85	$9.86	$9.86
$10.60	$10.55	$10.51	$10.48	$10.45	$10.46	$10.46
$100,058	$99,591	$99,329	$98,969	$98,765	$98,883	$98,883
10,041	10,046	10,050	10,053	10,056	10,056	10,056
$9.96	$9.91	$9.88	$9.84	$9.82	$9.83	$9.83
$100,310	$99,844	$99,584	$99,223	$99,018	$99,136	$99,135
10,046	10,051	10,055	10,058	10,061	10,061	10,061
$9.99	$9.93	$9.90	$9.87	$9.84	$9.85	$9.85
$100,590	$100,120	$99,856	$99,495	$99,289	$99,408	$99,408
10,051	10,056	10,060	10,063	10,065	10,066	10,066
$10.01	$9.96	$9.93	$9.89	$9.86	$9.88	$9.88
$4,630,632	$4,609,019	$4,596,917	$4,580,261	$4,570,811	$4,576,270	$4,576,254
462,410	462,646	462,826	462,960	463,073	463,098	463,100
$10.01	$9.96	$9.93	$9.89	$9.87	$9.88	$9.88

$2,308,733	$2,374,910	$2,415,514	$2,421,899	$2,449,929	$2,435,333	$2,427,755

$1,842,449	$1,897,707	$1,934,766	$1,924,729	$1,965,704	$1,971,494	$1,966,123

$942,480	$878,903	$802,759	$748,097	$714,277	$697,835	$694,810

$5,093,662	$5,151,520	$5,153,039	$5,094,725	$5,129,910	$5,104,662	$5,088,688

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Dynamic Target Date Funds	Statements of assets and liabilities—May 31, 2016

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Assets
Investments
In affiliated Underlying Funds, at value (see cost below)	$2,221,176	$2,223,329
In unaffiliated Underlying Funds and securities, at value (see cost below)	1,941,093	1,943,013
In affiliated Master Portfolios, at value (see cost below)	766,127	766,894

Total investments, at value (see cost below)	4,928,396	4,933,236
Cash	149	110
Receivable for investments sold	55	106
Receivable for dividends	58	58
Receivable for daily variation margin on open futures contracts	31	31
Receivable from manager	17,851	18,391
Prepaid expenses and other assets	51,056	50,393

Total assets	4,997,596	5,002,325

Liabilities
Payable for investments purchased	279	257
Distribution fees payable	82	83
Administration fees payable	173	174
Shareholder report expenses payable	8,138	8,158
Custodian and accounting fees payable	9,396	9,346
Professional fees payable	852	852

Total liabilities	18,920	18,870

Total net assets	$4,978,676	$4,983,455

NET ASSETS CONSIST OF
Paid-in capital	$5,035,727	$5,034,536
Undistributed net investment income	18,338	18,379
Accumulated net realized gains on investments	82,821	88,741
Net unrealized losses on investments	(158,210)	(158,201)

Total net assets	$4,978,676	$4,983,455

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$102,557	$101,245
Shares outstanding – Class A1	10,393	10,247
Net asset value per share – Class A	$9.87	$9.88
Maximum offering price per share – Class A2	$10.47	$10.48
Net assets – Class C	$98,932	$99,056
Shares outstanding – Class C1	10,056	10,056
Net asset value per share – Class C	$9.84	$9.85
Net assets – Class R	$99,184	$99,308
Shares outstanding – Class R1	10,061	10,061
Net asset value per share – Class R	$9.86	$9.87
Net assets – Class R4	$99,458	$99,582
Share outstanding – Class R4[1]	10,066	10,066
Net asset value per share – Class R4	$9.88	$9.89
Net assets – Class R6	$4,578,545	$4,584,264
Shares outstanding – Class R6[1]	463,100	463,099
Net asset value per share – Class R6	$9.89	$9.90

Investments in affiliated Underlying Funds, at cost	$2,426,880	$2,429,277

Investments in unaffiliated Underlying Funds and securities, at cost	$1,964,796	$1,966,574

Investments in affiliated Master Portfolios, at cost	$694,299	$694,955

Total investments, at cost	$5,085,975	$5,090,806

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

52	Wells Fargo Dynamic Target Date Funds	Statements of operations—year ended May 31, 2016[1]

	Dynamic Target Today Fund	Dynamic Target 2015 Fund

Investment income
Dividends from unaffiliated Underlying Funds	$18,908	$20,803
Dividends from affiliated Underlying Funds	17,275	16,399
Interest allocated from affiliated Master Portfolios	8,429	6,161
Dividends allocated from affiliated Master Portfolios*	2,951	3,879
Interest	19	20
Securities lending income allocated from affiliated Master Portfolios	181	240
Affiliated income allocated from affiliated Master Portfolios	95	82
Expenses allocated from affiliated Master Portfolios	(2,880)	(2,826)
Waivers allocated from affiliated Master Portfolios	203	157

Total investment income	45,181	44,915

Expenses
Management fee	4,916	4,927
Administration fees
Class A	103	161
Class C	103	102
Class R	103	102
Class R4	40	39
Class R6	678	672
Shareholder servicing fees
Class A	123	192
Class C	123	121
Class R	123	122
Class R4	49	49
Distribution fees
Class C	368	364
Class R	123	122
Custody and accounting fees	12,992	12,991
Professional fees	24,943	24,943
Registration fees	39,121	38,821
Shareholder report expenses	23,977	23,978
Trustees’ fees and expenses	8,251	8,251
Other fees and expenses	2,732	3,005

Total expenses	118,868	118,962
Less: Fee waivers and/or expense reimbursements	(116,004)	(116,091)

Net expenses	2,864	2,871

Net investment income	42,317	42,044

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	(246)	(8,424)
Affiliated Underlying Funds	(4,088)	(1,473)
Futures transactions	(6,695)	(949)
Capital gain distributions from unaffiliated Underlying Funds	3,701	3,693
Capital gain distributions from affiliated Underlying Funds	68,288	96,727
Securities transactions allocated from affiliated Master Portfolios	(25,201)	(40,860)

Net realized gains on investments	35,759	48,714

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	9,625	4,305
Affiliated Underlying Funds	(73,365)	(110,544)
Futures transactions	(631)	(631)
Securities transactions allocated from affiliated Master Portfolios	44,143	53,275

Net change in unrealized gains (losses) on investments	(20,228)	(53,595)

Net realized and unrealized gains (losses) on investments	15,531	(4,881)

Net increase (decrease) in net assets resulting from operations	$57,848	$37,163

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$39	$33

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2016[1]	Wells Fargo Dynamic Target Date Funds	53

Dynamic Target 2020 Fund	Dynamic Target 2025 Fund	Dynamic Target 2030 Fund	Dynamic Target 2035 Fund	Dynamic Target 2040 Fund	Dynamic Target 2045 Fund	Dynamic Target 2050 Fund

$21,288	$22,223	$22,755	$22,979	$23,558	$23,639	$23,579
15,810	15,406	14,943	14,696	14,388	14,345	14,287
4,733	3,529	2,291	1,514	913	749	741
4,375	4,903	5,365	5,660	5,865	5,923	5,908
31	32	36	43	41	40	39
271	304	334	351	365	369	368
73	67	60	55	51	50	50
(2,761)	(2,750)	(2,707)	(2,678)	(2,651)	(2,644)	(2,636)
127	103	78	63	50	47	47

43,947	43,817	43,155	42,683	42,580	42,518	42,383

4,864	4,880	4,843	4,808	4,800	4,796	4,783

110	154	135	119	121	117	104
102	101	101	100	100	100	100
102	101	101	100	100	100	100
39	39	38	38	38	38	38
670	667	664	661	660	660	660

131	183	160	141	144	140	124
121	120	120	119	119	119	119
121	121	120	120	119	119	119
49	48	48	48	48	48	48

363	361	360	358	357	357	357
121	121	120	120	119	119	119
12,990	12,991	12,990	12,990	12,990	12,990	13,139
23,904	25,634	25,634	25,634	24,853	24,943	22,082
38,621	39,175	39,175	39,175	40,240	39,121	39,175
23,978	24,041	23,915	23,915	24,014	23,977	23,966
8,251	6,976	6,976	6,976	6,841	8,251	8,743
3,082	3,201	3,201	3,201	3,032	3,082	2,732

117,619	118,914	118,701	118,623	118,695	119,077	116,508
(114,681)	(115,772)	(115,402)	(115,369)	(115,337)	(115,772)	(113,238)

2,938	3,142	3,299	3,254	3,358	3,305	3,270

41,009	40,675	39,856	39,429	39,222	39,213	39,113

(2,115)	(2,583)	(4,823)	(6,604)	(7,667)	(6,911)	(7,069)
(9,454)	(14,797)	(18,596)	(25,491)	(30,289)	(28,886)	(29,036)
26,466	22,407	33,447	31,462	29,800	37,278	37,269
3,685	3,671	3,664	3,664	3,646	3,658	3,646
114,607	130,735	146,900	157,679	164,908	166,707	166,707
(51,238)	(59,698)	(69,235)	(75,391)	(79,282)	(80,166)	(79,970)

81,951	79,735	91,357	85,319	81,116	91,680	91,547

(6,142)	(9,083)	(16,898)	(21,684)	(22,526)	(23,613)	(23,592)
(141,802)	(157,741)	(182,979)	(194,496)	(200,885)	(205,327)	(205,084)
(631)	(631)	(631)	(631)	(631)	(631)	(631)
57,414	63,027	67,025	69,703	71,539	72,095	71,896

(91,161)	(104,428)	(133,483)	(147,108)	(152,503)	(157,476)	(157,411)

(9,210)	(24,693)	(42,126)	(61,789)	(71,387)	(65,796)	(65,864)

$31,799	$15,982	$(2,270)	$(22,360)	$(32,165)	$(26,583)	$(26,751)

$29	$26	$23	$21	$19	$19	$19

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Dynamic Target Date Funds	Statements of operations—year ended May 31, 2016[1]

	Dynamic Target 2055 Fund	Dynamic Target 2060 Fund

Investment income
Dividends from unaffiliated Underlying Funds	$23,579	$23,580
Dividends from affiliated Underlying Funds	14,287	14,306
Interest allocated from affiliated Master Portfolios	741	741
Dividends allocated from affiliated Master Portfolios*	5,899	5,913
Interest	43	39
Securities lending income allocated from affiliated Master Portfolios	367	368
Affiliated income allocated from affiliated Master Portfolios	50	50
Expenses allocated from affiliated Master Portfolios	(2,635)	(2,637)
Waivers allocated from affiliated Master Portfolios	47	47

Total investment income	42,378	42,407

Expenses
Management fee	4,783	4,785
Administration fees
Class A	102	101
Class C	100	100
Class R	100	100
Class R4	38	38
Class R6	660	660
Shareholder servicing fees
Class A	122	120
Class C	119	119
Class R	119	119
Class R4	48	48
Distribution fees
Class C	358	358
Class R	119	119
Custody and accounting fees	13,140	12,989
Professional fees	22,082	22,082
Registration fees	38,588	39,130
Shareholder report expenses	23,966	23,966
Trustees’ fees and expenses	8,743	8,743
Other fees and expenses	2,701	2,732

Total expenses	115,888	116,309
Less: Fee waivers and/or expense reimbursements	(112,613)	(113,049)

Net expenses	3,275	3,260

Net investment income	39,103	39,147

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	(7,134)	(6,737)
Affiliated Underlying Funds	(28,556)	(28,228)
Futures transactions	40,080	45,280
Capital gain distributions from unaffiliated Underlying Funds	3,646	3,647
Capital gain distributions from affiliated Underlying Funds	166,707	166,707
Securities transactions allocated from affiliated Master Portfolios	(79,960)	(79,968)

Net realized gains on investments	94,783	100,701

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	(23,703)	(23,561)
Affiliated Underlying Funds	(205,704)	(205,948)
Futures transactions	(631)	(631)
Securities transactions allocated from affiliated Master Portfolios	71,828	71,939

Net change in unrealized gains (losses) on investments	(158,210)	(158,201)

Net realized and unrealized gains (losses) on investments	(63,427)	(57,500)

Net increase (decrease) in net assets resulting from operations	$(24,324)	$(18,353)

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$19	$19

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	55

	Dynamic Target Today Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$42,317
Net realized gains on investments		35,759
Net change in unrealized gains (losses) on investments		(20,228)

Net increase in net assets resulting from operations		57,848

Distributions to shareholders from
Net investment income
Class A		(341)
Class C		(274)
Class R		(321)
Class R4		(368)
Class R6		(17,595)

Total distributions to shareholders		(18,899)

Capital share transactions	Shares
Proceeds from shares sold
Class A	10,000	100,000
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,000,000

Reinvestment of distributions
Class A	35	341
Class C	28	274
Class R	33	321
Class R4	37	368
Class R6	1,784	17,595

		18,899

Net increase in net assets resulting from capital share transactions		5,018,899

Total increase in net assets		5,057,848

Net assets
Beginning of period		0

End of period		$5,057,848

Undistributed net investment income		$29,433

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2015 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$42,044
Net realized gains on investments		48,714
Net change in unrealized gains (losses) on investments		(53,595)

Net increase in net assets resulting from operations		37,163

Distributions to shareholders from
Net investment income
Class A		(429)
Class C		(361)
Class R		(409)
Class R4		(457)
Class R6		(21,726)

Total distributions to shareholders		(23,382)

Capital share transactions	Shares
Proceeds from shares sold
Class A	20,347	196,247
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,096,247

Reinvestment of distributions
Class A	44	429
Class C	37	361
Class R	42	409
Class R4	47	457
Class R6	2,212	21,726

		23,382

Payment for shares redeemed
Class A	(510)	(5,000)

Net increase in net assets resulting from capital share transactions		5,114,629

Total increase in net assets		5,128,410

Net assets
Beginning of period		0

End of period		$5,128,410

Undistributed net investment income		$26,353

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	57

	Dynamic Target 2020 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$41,009
Net realized gains on investments		81,951
Net change in unrealized gains (losses) on investments		(91,161)

Net increase in net assets resulting from operations		31,799

Distributions to shareholders from
Net investment income
Class A		(520)
Class C		(402)
Class R		(451)
Class R4		(499)
Class R6		(23,616)

Total distributions to shareholders		(25,488)

Capital share transactions	Shares
Proceeds from shares sold
Class A	13,233	131,778
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,031,778

Reinvestment of distributions
Class A	53	520
Class C	41	402
Class R	46	451
Class R4	51	499
Class R6	2,410	23,616

		25,488

Payment for shares redeemed
Class A	(1,389)	(13,080)

Net increase in net assets resulting from capital share transactions		5,044,186

Total increase in net assets		5,050,497

Net assets
Beginning of period		0

End of period		$5,050,497

Undistributed net investment income		$24,266

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2025 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$40,675
Net realized gains on investments		79,735
Net change in unrealized gains (losses) on investments		(104,428)

Net increase in net assets resulting from operations		15,982

Distributions to shareholders from
Net investment income
Class A		(520)
Class C		(451)
Class R		(500)
Class R4		(548)
Class R6		(25,875)

Total distributions to shareholders		(27,894)

Capital share transactions	Shares
Proceeds from shares sold
Class A	18,841	180,465
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,080,465

Reinvestment of distributions
Class A	53	520
Class C	46	451
Class R	51	500
Class R4	56	548
Class R6	2,646	25,875

		27,894

Net increase in net assets resulting from capital share transactions		5,108,359

Total increase in net assets		5,096,447

Net assets
Beginning of period		0

End of period		$5,096,447

Undistributed net investment income		$22,478

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	59

	Dynamic Target 2030 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$39,856
Net realized gains on investments		91,357
Net change in unrealized gains (losses) on investments		(133,483)

Net decrease in net assets resulting from operations		(2,270)

Distributions to shareholders from
Net investment income
Class A		(584)
Class C		(490)
Class R		(536)
Class R4		(586)
Class R6		(27,614)

Total distributions to shareholders		(29,810)

Capital share transactions	Shares
Proceeds from shares sold
Class A	17,435	171,391
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,071,391

Reinvestment of distributions
Class A	60	584
Class C	50	490
Class R	55	536
Class R4	60	586
Class R6	2,826	27,614

		29,810

Net increase in net assets resulting from capital share transactions		5,101,201

Total increase in net assets		5,069,121

Net assets
Beginning of period		0

End of period		$5,069,121

Undistributed net investment income		$20,699

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2035 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$39,429
Net realized gains on investments		85,319
Net change in unrealized gains (losses) on investments		(147,108)

Net decrease in net assets resulting from operations		(22,360)

Distributions to shareholders from
Net investment income
Class A		(676)
Class C		(517)
Class R		(564)
Class R4		(613)
Class R6		(28,856)

Total distributions to shareholders		(31,226)

Capital share transactions	Shares
Proceeds from shares sold
Class A	11,997	119,487
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,019,487

Reinvestment of distributions
Class A	69	676
Class C	53	517
Class R	58	564
Class R4	63	613
Class R6	2,960	28,856

		31,226

Net increase in net assets resulting from capital share transactions		5,050,713

Total increase in net assets		4,997,127

Net assets
Beginning of period		0

End of period		$4,997,127

Undistributed net investment income		$19,497

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	61

	Dynamic Target 2040 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$39,222
Net realized gains on investments		81,116
Net change in unrealized gains (losses) on investments		(152,503)

Net decrease in net assets resulting from operations		(32,165)

Distributions to shareholders from
Net investment income
Class A		(695)
Class C		(544)
Class R		(589)
Class R4		(637)
Class R6		(29,928)

Total distributions to shareholders		(32,393)

Capital share transactions	Shares
Proceeds from shares sold
Class A	15,876	157,099
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,057,099

Reinvestment of distributions
Class A	71	695
Class C	56	544
Class R	61	589
Class R4	65	637
Class R6	3,073	29,928

		32,393

Net increase in net assets resulting from capital share transactions		5,089,492

Total increase in net assets		5,024,934

Net assets
Beginning of period		0

End of period		$5,024,934

Undistributed net investment income		$18,542

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2045 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$39,213
Net realized gains on investments		91,680
Net change in unrealized gains (losses) on investments		(157,476)

Net decrease in net assets resulting from operations		(26,583)

Distributions to shareholders from
Net investment income
Class A		(695)
Class C		(549)
Class R		(595)
Class R4		(642)
Class R6		(30,176)

Total distributions to shareholders		(32,657)

Capital share transactions	Shares
Proceeds from shares sold
Class A	12,214	121,460
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,021,460

Reinvestment of distributions
Class A	71	695
Class C	56	549
Class R	61	595
Class R4	66	642
Class R6	3,098	30,176

		32,657

Net increase in net assets resulting from capital share transactions		5,054,117

Total increase in net assets		4,994,877

Net assets
Beginning of period		0

End of period		$4,994,877

Undistributed net investment income		$18,377

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	63

	Dynamic Target 2050 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$39,113
Net realized gains on investments		91,547
Net change in unrealized gains (losses) on investments		(157,411)

Net decrease in net assets resulting from operations		(26,751)

Distributions to shareholders from
Net investment income
Class A		(614)
Class C		(546)
Class R		(593)
Class R4		(642)
Class R6		(30,190)

Total distributions to shareholders		(32,585)

Capital share transactions	Shares
Proceeds from shares sold
Class A	10,930	108,853
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,008,853

Reinvestment of distributions
Class A	63	614
Class C	56	546
Class R	61	593
Class R4	66	642
Class R6	3,100	30,190

		32,585

Net increase in net assets resulting from capital share transactions		5,041,438

Total increase in net assets		4,982,102

Net assets
Beginning of period		0

End of period		$4,982,102

Undistributed net investment income		$18,348

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Dynamic Target Date Funds	Statements of changes in net assets

	Dynamic Target 2055 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$39,103
Net realized gains on investments		94,783
Net change in unrealized gains (losses) on investments		(158,210)

Net decrease in net assets resulting from operations		(24,324)

Distributions to shareholders from
Net investment income
Class A		(614)
Class C		(546)
Class R		(593)
Class R4		(642)
Class R6		(30,190)

Total distributions to shareholders		(32,585)

Capital share transactions	Shares
Proceeds from shares sold
Class A	10,330	103,000
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,003,000

Reinvestment of distributions
Class A	63	614
Class C	56	546
Class R	61	593
Class R4	66	642
Class R6	3,100	30,190

		32,585

Net increase in net assets resulting from capital share transactions		5,035,585

Total increase in net assets		4,978,676

Net assets
Beginning of period		0

End of period		$4,978,676

Undistributed net investment income		$18,338

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Dynamic Target Date Funds	65

	Dynamic Target 2060 Fund
	Year ended May 31, 2016[1]

Operations
Net investment income		$39,147
Net realized gains on investments		100,701
Net change in unrealized gains (losses) on investments		(158,201)

Net decrease in net assets resulting from operations		(18,353)

Distributions to shareholders from
Net investment income
Class A		(615)
Class C		(549)
Class R		(595)
Class R4		(642)
Class R6		(30,185)

Total distributions to shareholders		(32,586)

Capital share transactions	Shares
Proceeds from shares sold
Class A	10,184	101,808
Class C	10,000	100,000
Class R	10,000	100,000
Class R4	10,000	100,000
Class R6	460,000	4,600,000

		5,001,808

Reinvestment of distributions
Class A	63	615
Class C	56	549
Class R	61	595
Class R4	66	642
Class R6	3,099	30,185

		32,586

Net increase in net assets resulting from capital share transactions		5,034,394

Total increase in net assets		4,983,455

Net assets
Beginning of period		0

End of period		$4,983,455

Undistributed net investment income		$18,379

[1]	For the period from November 30, 2015 (commencement of operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target Today Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.06	0.03	(0.03)	$10.06
Class C
Year ended May 31, 2016[3]	$10.00	0.03	0.03	(0.03)	$10.03
Class R
Year ended May 31, 2016[3]	$10.00	0.05	0.03	(0.03)	$10.05
Class R4
Year ended May 31, 2016[3]	$10.00	0.08	0.03	(0.04)	$10.07
Class R6
Year ended May 31, 2016[3]	$10.00	0.09	0.03	(0.04)	$10.08

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.11%
Class C	0.10%
Class R	0.11%
Class R4	0.11%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	67

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.31%	5.22%	0.53%	0.95%	66%	$101

0.56%	5.97%	1.28%	0.58%	66%	$101

1.06%	5.47%	0.77%	0.83%	66%	$101

1.62%	4.94%	0.22%	1.08%	66%	$101

1.77%	4.79%	0.07%	1.19%	66%	$4,654

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2015 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.07	(0.04)	(0.04)	$9.99
Class C
Year ended May 31, 2016[3]	$10.00	0.03	(0.02)	(0.04)	$9.97
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.02)	(0.04)	$9.99
Class R4
Year ended May 31, 2016[3]	$10.00	0.08	(0.02)	(0.05)	$10.01
Class R6
Year ended May 31, 2016[3]	$10.00	0.09	(0.03)	(0.05)	$10.01

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.12%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	69

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.16%	5.21%	0.45%	0.34%	38%	$199

0.56%	5.96%	1.28%	0.07%	38%	$100

1.06%	5.46%	0.77%	0.32%	38%	$100

1.61%	4.93%	0.22%	0.57%	38%	$101

1.77%	4.78%	0.06%	0.58%	38%	$4,629

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2020 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.06	(0.03)	(0.04)	$9.99
Class C
Year ended May 31, 2016[3]	$10.00	0.03	(0.03)	(0.04)	$9.96
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.01)	(0.05)	$9.99
Class R4
Year ended May 31, 2016[3]	$10.00	0.08	(0.02)	(0.05)	$10.01
Class R6
Year ended May 31, 2016[3]	$10.00	0.08	(0.02)	(0.05)	$10.01

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.11%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	71

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.33%	5.21%	0.54%	0.35%	38%	$119

0.53%	5.97%	1.29%	0.01%	38%	$100

1.03%	5.47%	0.77%	0.36%	38%	$100

1.59%	4.94%	0.23%	0.61%	38%	$101

1.74%	4.79%	0.07%	0.62%	38%	$4,631

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2025 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.07	(0.08)	(0.05)	$9.94
Class C
Year ended May 31, 2016[3]	$10.00	0.02	(0.06)	(0.05)	$9.91
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.07)	(0.05)	$9.93
Class R4
Year ended May 31, 2016[3]	$10.00	0.08	(0.07)	(0.05)	$9.96
Class R6
Year ended May 31, 2016[3]	$10.00	0.08	(0.06)	(0.06)	$9.96

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.12%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	73

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.09%	5.25%	0.46%	(0.07)%	38%	$188

0.52%	6.00%	1.30%	(0.44)%	38%	$100

1.02%	5.50%	0.78%	(0.19)%	38%	$100

1.58%	4.97%	0.23%	0.16%	38%	$100

1.73%	4.82%	0.08%	0.17%	38%	$4,609

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2030 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.06	(0.10)	(0.05)	$9.91
Class C
Year ended May 31, 2016[3]	$10.00	0.02	(0.09)	(0.05)	$9.88
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.10)	(0.05)	$9.90
Class R4
Year ended May 31, 2016[3]	$10.00	0.07	(0.08)	(0.06)	$9.93
Class R6
Year ended May 31, 2016[3]	$10.00	0.08	(0.09)	(0.06)	$9.93

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.11%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	75

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.19%	5.29%	0.45%	(0.34)%	22%	$173

0.49%	6.03%	1.30%	(0.70)%	22%	$99

1.00%	5.53%	0.79%	(0.46)%	22%	$100

1.55%	5.00%	0.24%	(0.10)%	22%	$100

1.70%	4.85%	0.09%	(0.09)%	22%	$4,597

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2035 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.06	(0.12)	(0.06)	$9.88
Class C
Year ended May 31, 2016[3]	$10.00	0.02	(0.13)	(0.05)	$9.84
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.12)	(0.06)	$9.87
Class R4
Year ended May 31, 2016[3]	$10.00	0.07	(0.12)	(0.06)	$9.89
Class R6
Year ended May 31, 2016[3]	$10.00	0.08	(0.13)	(0.06)	$9.89

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.12%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	77

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.24%	5.32%	0.55%	(0.62)%	19%	$119

0.48%	6.06%	1.30%	(1.08)%	19%	$99

0.99%	5.57%	0.79%	(0.73)%	19%	$99

1.54%	5.03%	0.24%	(0.48)%	19%	$99

1.69%	4.88%	0.08%	(0.46)%	19%	$4,580

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2040 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.06	(0.15)	(0.06)	$9.85
Class C
Year ended May 31, 2016[3]	$10.00	0.02	(0.15)	(0.05)	$9.82
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.15)	(0.06)	$9.84
Class R4
Year ended May 31, 2016[3]	$10.00	0.07	(0.15)	(0.06)	$9.86
Class R6
Year ended May 31, 2016[3]	$10.00	0.08	(0.14)	(0.07)	$9.87

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.11%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	79

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.22%	5.33%	0.53%	(0.90)%	15%	$157

0.47%	6.07%	1.30%	(1.25)%	15%	$99

0.99%	5.58%	0.80%	(1.00)%	15%	$99

1.53%	5.04%	0.24%	(0.76)%	15%	$99

1.69%	4.90%	0.09%	(0.64)%	15%	$4,571

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2045 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.06	(0.14)	(0.06)	$9.86
Class C
Year ended May 31, 2016[3]	$10.00	0.02	(0.14)	(0.05)	$9.83
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.14)	(0.06)	$9.85
Class R4
Year ended May 31, 2016[3]	$10.00	0.07	(0.13)	(0.06)	$9.88
Class R6
Year ended May 31, 2016[3]	$10.00	0.08	(0.13)	(0.07)	$9.88

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.11%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	81

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.23%	5.36%	0.53%	(0.79)%	14%	$121

0.48%	6.10%	1.30%	(1.15)%	14%	$99

0.99%	5.60%	0.80%	(0.90)%	14%	$99

1.54%	5.07%	0.24%	(0.55)%	14%	$99

1.69%	4.92%	0.09%	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2050 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.06	(0.14)	(0.06)	$9.86
Class C
Year ended May 31, 2016[3]	$10.00	0.02	(0.14)	(0.05)	$9.83
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.14)	(0.06)	$9.85
Class R4
Year ended May 31, 2016[3]	$10.00	0.07	(0.13)	(0.06)	$9.88
Class R6
Year ended May 31, 2016[3]	$10.00	0.08	(0.13)	(0.07)	$9.88

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.11%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	83

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.22%	5.25%	0.53%	(0.78)%	14%	$108

0.48%	6.00%	1.30%	(1.15)%	14%	$99

0.98%	5.51%	0.80%	(0.90)%	14%	$99

1.53%	4.97%	0.24%	(0.55)%	14%	$99

1.69%	4.82%	0.09%	(0.53)%	14%	$4,576

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2055 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.06	(0.13)	(0.06)	$9.87
Class C
Year ended May 31, 2016[3]	$10.00	0.02	(0.13)	(0.05)	$9.84
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.13)	(0.06)	$9.86
Class R4
Year ended May 31, 2016[3]	$10.00	0.07	(0.13)	(0.06)	$9.88
Class R6
Year ended May 31, 2016[3]	$10.00	0.08	(0.12)	(0.07)	$9.89

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.11%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	85

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.21%	5.23%	0.54%	(0.68)%	14%	$103

0.47%	5.98%	1.30%	(1.05)%	14%	$99

0.98%	5.48%	0.80%	(0.80)%	14%	$99

1.53%	4.95%	0.24%	(0.55)%	14%	$99

1.69%	4.80%	0.09%	(0.43)%	14%	$4,579

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Dynamic Target Date Funds	Financial highlights

Dynamic Target 2060 Fund	Beginning net asset value per share	Net investment income	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Ending net asset value per share
Class A
Year ended May 31, 2016[3]	$10.00	0.06	(0.12)	(0.06)	$9.88
Class C
Year ended May 31, 2016[3]	$10.00	0.02	(0.12)	(0.05)	$9.85
Class R
Year ended May 31, 2016[3]	$10.00	0.05	(0.12)	(0.06)	$9.87
Class R4
Year ended May 31, 2016[3]	$10.00	0.07	(0.12)	(0.06)	$9.89
Class R6
Year ended May 31, 2016[3]	$10.00	0.08	(0.11)	(0.07)	$9.90

[1]	Ratios do not reflect net expenses allocated from the affiliated Master Portfolios. Including annualized net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

Year ended May 31, 2016[3]
Class A	0.10%
Class C	0.10%
Class R	0.11%
Class R4	0.10%
Class R6	0.11%

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	For the period from November 30, 2015 (commencement of class operations) to May 31, 2016

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Dynamic Target Date Funds	87

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.22%	5.24%	0.55%	(0.58)%	14%	$101

0.48%	5.99%	1.30%	(0.94)%	14%	$99

0.98%	5.50%	0.80%	(0.70)%	14%	$99

1.53%	4.96%	0.24%	(0.45)%	14%	$100

1.69%	4.81%	0.09%	(0.33)%	14%	$4,584

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo Dynamic Target Today Fund (“Dynamic Target Today Fund”), Wells Fargo Dynamic Target 2015 Fund (“Dynamic Target 2015 Fund”), Wells Fargo Dynamic Target 2020 Fund (“Dynamic Target 2020 Fund”), Wells Fargo Dynamic Target 2025 Fund (“Dynamic Target 2025 Fund”), Wells Fargo Dynamic Target 2030 Fund (“Dynamic Target 2030 Fund”), Wells Fargo Dynamic Target 2035 Fund (“Dynamic Target 2035 Fund”), Wells Fargo Dynamic Target 2040 Fund (“Dynamic Target 2040 Fund”), Wells Fargo Dynamic Target 2045 Fund (“Dynamic Target 2045 Fund”), Wells Fargo Dynamic Target 2050 Fund (“Dynamic Target 2050 Fund”), Wells Fargo Dynamic Target 2055 Fund (“Dynamic Target 2055 Fund”) and Wells Fargo Dynamic Target 2060 Fund (“Dynamic Target 2060 Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund is a fund-of-funds that primarily invests in various affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The investment in affiliated mutual funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and a Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in an affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained by contacting Investor Services for the Wells Fargo Funds or by contacting the servicing agent of the unaffiliated mutual funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although a Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with each Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	89

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to effect tactical allocation changes in the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting the returns for the fiscal year since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for tax years before 2015, the year the Fund commenced operations.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values

90	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

per share. At May 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
Dynamic Target Today Fund	$55	$6,015	$(6,070)
Dynamic Target 2015 Fund	81	7,691	(7,772)
Dynamic Target 2020 Fund	96	8,745	(8,841)
Dynamic Target 2025 Fund	110	9,697	(9,807)
Dynamic Target 2030 Fund	125	10,653	(10,778)
Dynamic Target 2035 Fund	134	11,294	(11,428)
Dynamic Target 2040 Fund	141	11,713	(11,854)
Dynamic Target 2045 Fund	142	11,821	(11,963)
Dynamic Target 2050 Fund	142	11,820	(11,962)
Dynamic Target 2055 Fund	142	11,820	(11,962)
Dynamic Target 2060 Fund	142	11,818	(11,960)

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	91

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2016:

Dynamic Target Today Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,452,088	$0	$0	$1,452,088

Investment companies	2,353,377	0	0	2,353,377

Short-term investments
U.S. Treasury securities	3,000	0	0	3,000
Investments measured at net asset value*				1,202,910

	3,808,465	0	0	5,011,375
Futures contracts	31	0	0	31
Total assets	$3,808,496	$0	$0	$5,011,406

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $1,202,910. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2015 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,567,222	$0	$0	$1,567,222

Investment companies	2,422,049	0	0	2,422,049

Short-term investments
U.S. Treasury securities	3,000	0	0	3,000
Investments measured at net asset value*				1,090,974

	3,992,271	0	0	5,083,245
Futures contracts	31		0	31
Total assets	$3,992,302	$0	$0	$5,083,276

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $1,090,974. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2020 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,585,609	$0	$0	$1,585,609

Investment companies	2,414,629	0	0	2,414,629

Short-term investments
U.S. Treasury securities	3,000	0	0	3,000
Investments measured at net asset value*				999,894

	4,003,238	0	0	5,003,132
Futures contracts	31	0	0	31
Total assets	$4,003,269	$0	$0	$5,003,163

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $999,894. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

92	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

Dynamic Target 2025 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,636,333	$0	$0	$1,636,333

Investment companies	2,466,460	0	0	2,466,460

Short-term investments
U.S. Treasury securities	3,000	0	0	3,000
Investments measured at net asset value*				941,930

	4,105,793	0	0	5,047,723
Futures contracts	31	0	0	31
Total assets	$4,105,824	$0	$0	$5,047,754

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $941,930. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2030 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,662,470	$0	$0	$1,662,470

Investment companies	2,479,933	0	0	2,479,933

Short-term investments
U.S. Treasury securities	8,000	0	0	8,000
Investments measured at net asset value*				869,784

	4,150,403	0	0	5,020,187
Futures contracts	31	0	0	31
Total assets	$4,150,434	$0	$0	$5,020,218

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $869,784. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2035 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,650,176	$0	$0	$1,650,176

Investment companies	2,472,273	0	0	2,472,273

Short-term investments
U.S. Treasury securities	8,000	0	0	8,000
Investments measured at net asset value*				817,799

	4,130,449	0	0	4,948,248
Futures contracts	31	0	0	31
Total assets	$4,130,480	$0	$0	$4,948,279

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $817,799. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	93

Dynamic Target 2040 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,687,407	$0	$0	$1,687,407

Investment companies	2,496,816	0	0	2,496,816

Short-term investments
U.S. Treasury securities	8,000	0	0	8,000
Investments measured at net asset value*				785,815

	4,192,223	0	0	4,978,038
Futures contracts	31	0	0	31
Total assets	$4,192,254	$0	$0	$4,978,069

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $785,815. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2045 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,691,157	$0	$0	$1,691,157

Investment companies	2,474,730	0	0	2,474,730

Short-term investments
U.S. Treasury securities	12,000	0	0	12,000
Investments measured at net asset value*				769,930

	4,177,887	0	0	4,947,817
Futures contracts	31	0	0	31
Total assets	$4,177,918	$0	$0	$4,947,848

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $769,930. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2050 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,686,508	$0	$0	$1,686,508

Investment companies	2,466,694	0	0	2,466,694

Short-term investments
U.S. Treasury securities	12,000	0	0	12,000
Investments measured at net asset value*				766,706

	4,165,202	0	0	4,931,908
Futures contracts	31	0	0	31
Total assets	$4,165,233	$0	$0	$4,931,939

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $766,706. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

94	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

Dynamic Target 2055 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,685,237	$0	$0	$1,685,237

Investment companies	2,465,032	0	0	2,465,032

Short-term investments
U.S. Treasury securities	12,000	0	0	12,000
Investments measured at net asset value*				766,127

	4,162,269	0	0	4,928,396
Futures contracts	31	0	0	31
Total assets	$4,162,300	$0	$0	$4,928,427

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $766,127. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Dynamic Target 2060 Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Exchange-traded funds	$1,686,923	$0	$0	$1,686,923

Investment companies	2,467,419	0	0	2,467,419

Short-term investments
U.S. Treasury securities	12,000	0	0	12,000
Investments measured at net asset value*				766,894

	4,166,342	0	0	4,933,236

Futures contracts	31	0	0	31
Total assets	$4,166,373	$0	$0	$4,933,267

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. At May 31, 2016, the aggregated affiliated Master Portfolios measured at fair value using the net asset value per share (or its equivalent) were valued at $766,894. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Funds recognize transfers between levels within the fair value hierarchy at the end of the reporting period. At May 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	95

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with each Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of each Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.20% and declining to 0.18% as the average daily net assets of each Fund increase.

For the period from November 30, 2015 (commencement of operations) to May 31, 2016, the management fee was equivalent to an annual rate of 0.20% for each Fund.

Funds Management also serves as the manager to each affiliated Underlying Fund and the adviser to each affiliated Master Portfolio.

Funds Management has retained the service of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is paid an annual subadvisory fee starting at 0.15% and declining to 0.08% as the average daily net asset of each Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C, Class R	0.21%
Class R4	0.08
Class R6	0.03

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management are made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through September 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Class A	Class C	Class R	Class R4	Class R6
Dynamic Target Today Fund	0.98%	1.73%	1.23%	0.67%	0.52%
Dynamic Target 2015 Fund	1.00%	1.75%	1.25%	0.69%	0.54%
Dynamic Target 2020 Fund	1.02%	1.77%	1.27%	0.71%	0.56%
Dynamic Target 2025 Fund	1.04%	1.79%	1.29%	0.73%	0.58%
Dynamic Target 2030 Fund	1.06%	1.81%	1.31%	0.75%	0.60%
Dynamic Target 2035 Fund	1.07%	1.82%	1.32%	0.76%	0.61%
Dynamic Target 2040 Fund	1.08%	1.83%	1.33%	0.77%	0.62%
Dynamic Target 2045 Fund	1.08%	1.83%	1.33%	0.77%	0.62%
Dynamic Target 2050 Fund	1.08%	1.83%	1.33%	0.77%	0.62%
Dynamic Target 2055 Fund	1.08%	1.83%	1.33%	0.77%	0.62%
Dynamic Target 2060 Fund	1.08%	1.83%	1.33%	0.77%	0.62%

96	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

Net expenses from the underlying affiliated Master Portfolios and acquired fund fees and expenses are included in the expense caps. After the expiration date, each expense cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C and Class R shares of each Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the the period from November 30, 2015 (commencement of operations) to May 31, 2016, Funds Distributor received the following amounts in front-end sales charges:

Front-end sales charges Class A
Dynamic Target 2015 Fund	$59
Dynamic Target 2060 Fund	2

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Class R shares of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees are paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period from November 30, 2015 (commencement of operations) to May 31, 2016 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Dynamic Target Today Fund	$2,141,181	$5,247,560	$2,059,376	$1,238,949
Dynamic Target 2015 Fund	1,591,285	4,488,272	1,530,467	311,247
Dynamic Target 2020 Fund	1,220,753	4,919,477	1,174,111	683,643
Dynamic Target 2025 Fund	915,131	5,378,144	880,174	1,010,059
Dynamic Target 2030 Fund	598,557	4,889,839	575,685	484,840
Dynamic Target 2035 Fund	392,035	4,899,104	377,052	496,527
Dynamic Target 2040 Fund	243,807	4,962,149	234,476	492,132
Dynamic Target 2045 Fund	191,522	4,923,857	184,191	470,290
Dynamic Target 2050 Fund	188,541	4,923,835	181,332	482,968
Dynamic Target 2055 Fund	188,383	4,918,442	181,180	480,185
Dynamic Target 2060 Fund	188,772	4,916,401	181,555	474,709

*	The Funds seek to achieve their investment objective by investing some of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund’s ownership percentage of the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of the affiliated and unaffiliated Underlying Funds in which the Funds invest are actual aggregate purchases and sales of those investments.

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	97

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were affiliates of the Fund at the end of the period.

	Shares, beginning of period*	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
Dynamic Target Today Fund
Wells Fargo Diversified International Fund Class R6	N/A	21,191	771	20,420	$229,932	$2,313	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	11,527	562	10,965	104,277	1,165	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	13,860	409	13,451	124,955	0	39,542
Wells Fargo Enterprise Fund Class R6	N/A	2,171	89	2,082	91,018	0	6,201
Wells Fargo International Bond Fund Class R6	N/A	29,917	3,503	26,414	268,895	0	1,659
Wells Fargo Intrinsic Value Fund Class R6	N/A	7,228	143	7,085	82,395	1,113	8,084
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	8,771	232	8,539	125,178	0	7,938
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	60,169	3,874	56,295	493,140	3,678	1,836
Wells Fargo Special Mid Cap Value Fund Class R6	N/A	2,869	74	2,795	90,377	633	3,028
Wells Fargo Strategic Income Fund Institutional Class	N/A	57,234	2,513	54,721	493,585	8,373	0
					$2,103,752	$17,275	$68,288
Dynamic Target 2015 Fund
Wells Fargo Diversified International Fund Class R6	N/A	30,633	841	29,792	$335,454	$3,360	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	16,689	780	15,909	151,293	1,697	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	20,260	646	19,614	182,215	0	57,476
Wells Fargo Enterprise Fund Class R6	N/A	3,273	250	3,023	132,116	0	9,014
Wells Fargo International Bond Fund Class R6	N/A	22,287	2,522	19,765	201,204	0	1,211
Wells Fargo Intrinsic Value Fund Class R6	N/A	10,547	228	10,319	120,009	1,617	11,746
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	12,973	514	12,459	182,654	0	11,539
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	45,073	3,268	41,805	366,215	2,683	1,339
Wells Fargo Special Mid Cap Value Fund Class R6	N/A	4,243	175	4,068	131,520	921	4,402
Wells Fargo Strategic Income Fund Institutional Class	N/A	43,015	2,348	40,667	366,819	6,121	0
					$2,169,499	$16,399	$96,727
Dynamic Target 2020 Fund
Wells Fargo Diversified International Fund Class R6	N/A	36,342	1,419	34,923	$393,234	$4,016	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	20,081	1,360	18,721	178,035	1,999	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	23,725	718	23,007	213,737	0	68,736
Wells Fargo Enterprise Fund Class R6	N/A	3,747	174	3,573	156,168	0	10,780
Wells Fargo International Bond Fund Class R6	N/A	17,827	2,734	15,093	153,647	0	940
Wells Fargo Intrinsic Value Fund Class R6	N/A	12,465	358	12,107	140,801	1,933	14,049
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	15,044	441	14,603	214,087	0	13,799
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	35,551	3,464	32,087	281,078	2,056	1,039
Wells Fargo Special Mid Cap Value Fund Class R6	N/A	4,993	204	4,789	154,841	1,102	5,264
Wells Fargo Strategic Income Fund Institutional Class	N/A	34,015	2,828	31,187	281,303	4,704	0
					$2,166,931	$15,810	$114,607
Dynamic Target 2025 Fund
Wells Fargo Diversified International Fund Class R6	N/A	42,325	1,877	40,448	$455,447	$4,585	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	23,281	1,636	21,645	205,847	2,307	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	27,873	1,208	26,665	247,716	0	78,890
Wells Fargo Enterprise Fund Class R6	N/A	4,448	312	4,136	180,779	0	12,372
Wells Fargo International Bond Fund Class R6	N/A	13,738	2,410	11,328	115,318	0	698
Wells Fargo Intrinsic Value Fund Class R6	N/A	14,434	424	14,010	162,940	2,214	16,124
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	17,758	840	16,918	248,021	0	15,837
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	27,170	3,105	24,065	210,808	1,532	772
Wells Fargo Special Mid Cap Value Fund Class R6	N/A	5,779	233	5,546	179,300	1,264	6,042
Wells Fargo Strategic Income Fund Institutional Class	N/A	26,383	2,991	23,392	210,993	3,504	0
					$2,217,169	$15,406	$130,735

98	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

	Shares, beginning of period*	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
Dynamic Target 2030 Fund
Wells Fargo Diversified International Fund Class R6	N/A	48,099	2,756	45,343	$510,563	$5,164	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	26,472	2,190	24,282	230,925	2,589	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	31,459	1,580	29,879	277,575	0	89,067
Wells Fargo Enterprise Fund Class R6	N/A	4,902	294	4,608	201,433	0	13,968
Wells Fargo International Bond Fund Class R6	N/A	9,188	1,762	7,426	75,599	0	456
Wells Fargo Intrinsic Value Fund Class R6	N/A	16,349	639	15,710	182,703	2,493	18,203
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	19,762	801	18,961	277,974	0	17,881
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	18,294	2,578	15,716	137,676	994	504
Wells Fargo Special Mid Cap Value Fund Class R6	N/A	6,569	374	6,195	200,284	1,423	6,821
Wells Fargo Strategic Income Fund Institutional Class	N/A	17,783	2,505	15,278	137,803	2,280	0
					$2,232,535	$14,943	$146,900
Dynamic Target 2035 Fund
Wells Fargo Diversified International Fund Class R6	N/A	51,373	3,265	48,108	$541,697	$5,555	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	28,433	2,712	25,721	244,602	2,752	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	34,011	2,266	31,745	294,912	0	95,840
Wells Fargo Enterprise Fund Class R6	N/A	5,241	334	4,907	214,493	0	15,030
Wells Fargo International Bond Fund Class R6	N/A	6,324	1,462	4,862	49,499	0	305
Wells Fargo Intrinsic Value Fund Class R6	N/A	17,538	871	16,667	193,840	2,691	19,587
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	21,323	1,208	20,115	294,888	0	19,240
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	12,422	2,131	10,291	90,151	656	337
Wells Fargo Special Mid Cap Value Fund Class R	N/A	7,058	466	6,592	213,103	1,536	7,340
Wells Fargo Strategic Income Fund Institutional Class	N/A	12,201	2,199	10,002	90,218	1,506	0
					$2,227,403	$14,696	$157,679
Dynamic Target 2040 Fund
Wells Fargo Diversified International Fund Class R6	N/A	54,667	3,861	50,806	$572,075	$5,791	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	30,828	3,079	27,749	263,893	2,883	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	35,877	2,673	33,204	308,468	0	100,407
Wells Fargo Enterprise Fund Class R6	N/A	5,546	418	5,128	224,148	0	15,747
Wells Fargo International Bond Fund Class R6	N/A	4,055	1,003	3,052	31,074	0	183
Wells Fargo Intrinsic Value Fund Class R6	N/A	18,696	1,076	17,620	204,920	2,808	20,523
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	22,655	1,555	21,100	309,319	0	20,157
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	7,949	1,550	6,399	56,055	395	202
Wells Fargo Special Mid Cap Value Fund Class R	N/A	7,452	554	6,898	223,027	1,605	$7,689
Wells Fargo Strategic Income Fund Institutional Class	N/A	7,804	1,588	6,216	56,065	906	0
					$2,249,044	$14,388	$164,908
Dynamic Target 2045 Fund
Wells Fargo Diversified International Fund Class R6	N/A	54,687	3,597	51,090	$575,277	$5,881	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	30,224	2,819	27,405	260,619	2,924	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	36,213	2,639	33,574	311,902	0	101,546
Wells Fargo Enterprise Fund Class R6	N/A	5,583	418	5,165	225,760	0	15,925
Wells Fargo International Bond Fund Class R6	N/A	3,261	861	2,400	24,429	0	153
Wells Fargo Intrinsic Value Fund Class R6	N/A	18,656	943	17,713	206,005	2,847	20,751
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	22,766	1,419	21,347	312,954	0	20,386
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	6,338	1,309	5,029	44,052	324	169
Wells Fargo Special Mid Cap Value Fund Class R	N/A	7,461	503	6,958	224,957	1,624	7,777
Wells Fargo Strategic Income Fund Institutional Class	N/A	6,240	1,356	4,884	44,050	745	0
					$2,230,005	$14,345	$166,707

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	99

	Shares, beginning of period*	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
Dynamic Target 2050 Fund
Wells Fargo Diversified International Fund Class R6	N/A	54,670	3,711	50,959	$573,793	$5,862	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	30,213	2,924	27,289	259,515	2,914	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	36,082	2,584	33,498	311,200	0	101,546
Wells Fargo Enterprise Fund Class R6	N/A	5,592	434	5,158	225,436	0	15,925
Wells Fargo International Bond Fund Class R6	N/A	3,251	897	2,354	23,968	0	152
Wells Fargo Intrinsic Value Fund Class R6	N/A	18,640	971	17,669	205,496	2,831	20,752
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	22,768	1,481	21,287	312,073	0	20,386
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	6,319	1,372	4,947	43,333	322	169
Wells Fargo Special Mid Cap Value Fund Class R	N/A	7,467	522	6,945	224,524	1,618	7,777
Wells Fargo Strategic Income Fund Institutional Class	N/A	6,217	1,413	4,804	43,333	740	0
					$2,222,671	$14,287	$166,707
Dynamic Target 2055 Fund
Wells Fargo Diversified International Fund Class R6	N/A	54,584	3,664	50,920	$573,363	$5,862	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	30,165	2,907	27,258	259,224	2,913	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	36,022	2,542	33,480	311,031	0	101,546
Wells Fargo Enterprise Fund Class R6	N/A	5,580	422	5,158	225,452	0	15,925
Wells Fargo International Bond Fund Class R6	N/A	3,256	904	2,352	23,947	0	152
Wells Fargo Intrinsic Value Fund Class R6	N/A	18,610	956	17,654	205,318	2,831	20,752
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	22,711	1,439	21,272	311,852	0	20,386
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	6,323	1,381	4,942	43,295	322	169
Wells Fargo Special Mid Cap Value Fund Class R	N/A	7,459	518	6,941	224,397	1,618	7,777
Wells Fargo Strategic Income Fund Institutional Class	N/A	6,224	1,424	4,800	43,297	741	0
					$2,221,176	$14,287	$166,707
Dynamic Target 2060 Fund
Wells Fargo Diversified International Fund Class R6	N/A	54,536	3,566	50,970	$573,927	$5,877	$0
Wells Fargo Emerging Markets Equity Income Fund Class R6	N/A	30,170	2,871	27,299	259,611	2,918	0
Wells Fargo Endeavor Select Fund Institutional Class	N/A	35,991	2,482	33,509	311,295	0	101,546
Wells Fargo Enterprise Fund Class R6	N/A	5,588	430	5,158	225,440	0	15,925
Wells Fargo International Bond Fund Class R6	N/A	3,260	902	2,358	24,007	0	152
Wells Fargo Intrinsic Value Fund Class R6	N/A	18,623	949	17,674	205,552	2,831	20,752
Wells Fargo Premier Large Company Growth Fund Class R6	N/A	22,719	1,426	21,293	312,157	0	20,386
Wells Fargo Short-Term Bond Fund Institutional Class	N/A	6,333	1,378	4,955	43,405	322	169
Wells Fargo Special Mid Cap Value Fund Class R	N/A	7,458	512	6,946	224,549	1,618	7,777
Wells Fargo Strategic Income Fund Institutional Class	N/A	6,236	1,426	4,810	43,386	740	0
					$2,223,329	$14,306	$166,707

*	Each Fund commenced operations on November 30, 2015.

In addition, each Fund’s ownership of affiliated Master Portfolios was as follows:

	% of ownership, beginning of period*	% of ownership, end of period		Value, end of period
Dynamic Target Today Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.03%		$82,650
Wells Fargo Core Bond Portfolio	N/A	0.02		655,585
Wells Fargo Large Company Value Portfolio	N/A	0.11		83,192
Wells Fargo Real Return Portfolio	N/A	0.43		272,449
Wells Fargo Small Company Growth Portfolio	N/A	0.00	**	54,661
Wells Fargo Small Company Value Portfolio	N/A	0.02		54,373
				$1,202,910

100	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

	% of ownership, beginning of period*	% of ownership, end of period	Value, end of period
Dynamic Target 2015 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.04%	$120,498
Wells Fargo Core Bond Portfolio	N/A	0.01	487,203
Wells Fargo Large Company Value Portfolio	N/A	0.15	121,833
Wells Fargo Real Return Portfolio	N/A	0.32	202,701
Wells Fargo Small Company Growth Portfolio	N/A	0.01	79,555
Wells Fargo Small Company Value Portfolio	N/A	0.04	79,184
			$1,090,974
Dynamic Target 2020 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.05%	$141,485
Wells Fargo Core Bond Portfolio	N/A	0.01	373,767
Wells Fargo Large Company Value Portfolio	N/A	0.18	142,659
Wells Fargo Real Return Portfolio	N/A	0.24	155,360
Wells Fargo Small Company Growth Portfolio	N/A	0.01	93,500
Wells Fargo Small Company Value Portfolio	N/A	0.04	93,123
			$999,894
Dynamic Target 2025 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.06%	$163,963
Wells Fargo Core Bond Portfolio	N/A	0.01	280,198
Wells Fargo Large Company Value Portfolio	N/A	0.21	165,213
Wells Fargo Real Return Portfolio	N/A	0.18	116,379
Wells Fargo Small Company Growth Portfolio	N/A	0.01	108,232
Wells Fargo Small Company Value Portfolio	N/A	0.05	107,945
			$941,930
Dynamic Target 2030 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.06%	$183,237
Wells Fargo Core Bond Portfolio	N/A	0.00 **	183,263
Wells Fargo Large Company Value Portfolio	N/A	0.23	185,029
Wells Fargo Real Return Portfolio	N/A	0.12	76,203
Wells Fargo Small Company Growth Portfolio	N/A	0.01	121,286
Wells Fargo Small Company Value Portfolio	N/A	0.06	120,766
			$869,784
Dynamic Target 2035 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.07%	$194,790
Wells Fargo Core Bond Portfolio	N/A	0.00 **	120,029
Wells Fargo Large Company Value Portfolio	N/A	0.25	196,262
Wells Fargo Real Return Portfolio	N/A	0.08	49,934
Wells Fargo Small Company Growth Portfolio	N/A	0.01	128,545
Wells Fargo Small Company Value Portfolio	N/A	0.06	128,239
			$817,799
Dynamic Target 2040 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.07%	$204,823
Wells Fargo Core Bond Portfolio	N/A	0.00 **	74,638
Wells Fargo Large Company Value Portfolio	N/A	0.26	205,888
Wells Fargo Real Return Portfolio	N/A	0.05	31,179
Wells Fargo Small Company Growth Portfolio	N/A	0.01	134,931
Wells Fargo Small Company Value Portfolio	N/A	0.06	134,356
			$785,815

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	101

	% of ownership, beginning of period*	% of ownership, end of period		Value, end of period
Dynamic Target 2045 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.07%		$206,212
Wells Fargo Core Bond Portfolio	N/A	0.00	**	58,631
Wells Fargo Large Company Value Portfolio	N/A	0.26		208,245
Wells Fargo Real Return Portfolio	N/A	0.04		24,508
Wells Fargo Small Company Growth Portfolio	N/A	0.01		136,547
Wells Fargo Small Company Value Portfolio	N/A	0.06		135,787
				$769,930
Dynamic Target 2050 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.07%		$205,801
Wells Fargo Core Bond Portfolio	N/A	0.00	**	57,723
Wells Fargo Large Company Value Portfolio	N/A	0.26		207,750
Wells Fargo Real Return Portfolio	N/A	0.04		24,045
Wells Fargo Small Company Growth Portfolio	N/A	0.01		136,006
Wells Fargo Small Company Value Portfolio	N/A	0.06		135,381
				$766,706
Dynamic Target 2055 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.07%		$205,664
Wells Fargo Core Bond Portfolio	N/A	0.00	**	57,675
Wells Fargo Large Company Value Portfolio	N/A	0.26		207,571
Wells Fargo Real Return Portfolio	N/A	0.04		24,024
Wells Fargo Small Company Growth Portfolio	N/A	0.01		135,893
Wells Fargo Small Company Value Portfolio	N/A	0.06		135,300
				$766,127
Dynamic Target 2060 Fund
Wells Fargo C&B Large Cap Value Portfolio	N/A	0.07%		$205,825
Wells Fargo Core Bond Portfolio	N/A	0.00	**	57,794
Wells Fargo Large Company Value Portfolio	N/A	0.26		207,761
Wells Fargo Real Return Portfolio	N/A	0.04		24,073
Wells Fargo Small Company Growth Portfolio	N/A	0.01		136,041
Wells Fargo Small Company Value Portfolio	N/A	0.06		135,400
				$766,894

*	Each Fund commenced operations on November 30, 2015.

**	The amount invested is less than 0.005%.

7. DERIVATIVE TRANSACTIONS

During the period from November 30, 2015 (commencement of operations) to May 31, 2016, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2016, the Fund had short futures contracts outstanding as follows:

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2016	Unrealized losses
Dynamic Target Today Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	$259,375	$(631)
Dynamic Target 2015 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	259,375	(631)
Dynamic Target 2020 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	259,375	(631)
Dynamic Target 2025 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	259,375	(631)
Dynamic Target 2030 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	259,375	(631)
Dynamic Target 2035 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	259,375	(631)
Dynamic Target 2040 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	259,375	(631)

102	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

	Expiration date	Counterparty	Contracts	Type	Contract value at May 31, 2016	Unrealized losses
Dynamic Target 2045 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	$259,375	$(631)
Dynamic Target 2050 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	259,375	(631)
Dynamic Target 2055 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	259,375	(631)
Dynamic Target 2060 Fund	9-21-2016	Goldman Sachs	2 Short	10-Year U.S. Treasury Notes	259,375	(631)

During the period from November 30, 2015 (commencement of operations) to May 31, 2016, the Funds had average notional amounts in futures contracts outstanding as follows:

	Long contracts	Short contracts
Dynamic Target Today Fund	$93,581	$298,877
Dynamic Target 2015 Fund	81,931	406,989
Dynamic Target 2020 Fund	81,931	469,337
Dynamic Target 2025 Fund	81,931	486,875
Dynamic Target 2030 Fund	81,931	535,361
Dynamic Target 2035 Fund	81,931	597,268
Dynamic Target 2040 Fund	81,931	631,268
Dynamic Target 2045 Fund	81,931	588,054
Dynamic Target 2050 Fund	81,931	586,539
Dynamic Target 2055 Fund	81,931	588,294
Dynamic Target 2060 Fund	81,931	587,355

The fair value of derivative instruments for each Fund is reflected in the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the period from November 30, 2015 (commencement of operations) to May 31, 2016 was as follows for the Funds:

	Amount of realized gains (losses) on derivatives			Change in unrealized gains (losses) on derivatives
	Interest rate contracts	Equity contracts	Total	Interest rate contracts	Equity contracts	Total
Dynamic Target Today Fund	$(3,292)	$(3,403)	$(6,695)	$(631)	$0	$(631)
Dynamic Target 2015 Fund	(4,310)	3,361	(949)	(631)	0	(631)
Dynamic Target 2020 Fund	(3,435)	29,901	26,466	(631)	0	(631)
Dynamic Target 2025 Fund	(5,129)	27,536	22,407	(631)	0	(631)
Dynamic Target 2030 Fund	(3,343)	36,790	33,447	(631)	0	(631)
Dynamic Target 2035 Fund	(3,424)	34,886	31,462	(631)	0	(631)
Dynamic Target 2040 Fund	(3,423)	33,223	29,800	(631)	0	(631)
Dynamic Target 2045 Fund	(3,202)	40,480	37,278	(631)	0	(631)
Dynamic Target 2050 Fund	(3,202)	40,471	37,269	(631)	0	(631)
Dynamic Target 2055 Fund	(3,202)	43,282	40,080	(631)	0	(631)
Dynamic Target 2060 Fund	(3,342)	48,622	45,280	(631)	0	(631)

For certain types of derivative transactions, the Funds have entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an

Notes to financial statements	Wells Fargo Dynamic Target Date Funds	103

exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Funds under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

	Derivative type	Counterparty	Gross amounts of assets in the Statements of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Dynamic Target Today Fund	Futures – variation margin	Goldman Sachs	$31	$0	$0	$31
Dynamic Target 2015 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31
Dynamic Target 2020 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31
Dynamic Target 2025 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31
Dynamic Target 2030 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31
Dynamic Target 2035 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31
Dynamic Target 2040 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31
Dynamic Target 2045 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31
Dynamic Target 2050 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31
Dynamic Target 2055 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31
Dynamic Target 2060 Fund	Futures – variation margin	Goldman Sachs	31	0	0	31

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period from November 30, 2015 (commencement of operations) to May 31, 2016 were as follows:

Ordinary income
Dynamic Target Today Fund	$18,899
Dynamic Target 2015 Fund	23,382
Dynamic Target 2020 Fund	25,488
Dynamic Target 2025 Fund	27,894
Dynamic Target 2030 Fund	29,810
Dynamic Target 2035 Fund	31,226
Dynamic Target 2040 Fund	32,393
Dynamic Target 2045 Fund	32,657
Dynamic Target 2050 Fund	32,585
Dynamic Target 2055 Fund	32,585
Dynamic Target 2060 Fund	32,586

104	Wells Fargo Dynamic Target Date Funds	Notes to financial statements

As of May 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)
Dynamic Target Today Fund	$29,433	$33,788	$(24,327)
Dynamic Target 2015 Fund	26,353	47,342	(59,995)
Dynamic Target 2020 Fund	24,266	80,510	(98,561)
Dynamic Target 2025Fund	22,478	82,609	(117,109)
Dynamic Target 2030 Fund	20,699	97,730	(150,634)
Dynamic Target 2035 Fund	19,497	99,512	(172,729)
Dynamic Target 2040 Fund	18,542	100,638	(183,879)
Dynamic Target 2045 Fund	18,377	108,542	(186,301)
Dynamic Target 2050 Fund	18,348	108,756	(186,582)
Dynamic Target 2055 Fund	18,338	111,466	(186,855)
Dynamic Target 2060 Fund	18,379	116,843	(186,303)

9. CONCENTRATION OF OWNERSHIP

As of May 31, 2016, the Funds were primarily owned by Wells Fargo. Investment by and/or voting activities of Wells Fargo with respect to their holdings in each Fund could have a material impact on the Fund. At May 31, 2016, Wells Fargo’s ownership of each Fund was as follows:

% of ownership
Dynamic Target Today Fund	100.00%
Dynamic Target 2015 Fund	98.08%
Dynamic Target 2020 Fund	99.63%
Dynamic Target 2025 Fund	98.27%
Dynamic Target 2030 Fund	98.54%
Dynamic Target 2035 Fund	99.60%
Dynamic Target 2040 Fund	98.84%
Dynamic Target 2045 Fund	99.56%
Dynamic Target 2050 Fund	99.82%
Dynamic Target 2055 Fund	99.93%
Dynamic Target 2060 Fund	99.96%

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Dynamic Target Date Funds	105

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, and Wells Fargo Dynamic Target 2060 Fund (the “Funds”), eleven of the funds constituting the Wells Fargo Funds Trust, as of May 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from November 30, 2015 (commencement of operations) to May 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2016, by correspondence with the custodian or the transfer agent or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Wells Fargo Funds Trust as of May 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the period from November 30, 2015 (commencement of operations) to May 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2016

106	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2016:

Dividends-received deduction
Dynamic Target 2015 Fund	5.41%
Dynamic Target 2020 Fund	6.32
Dynamic Target 2025 Fund	7.15
Dynamic Target 2030 Fund	7.94
Dynamic Target 2035 Fund	8.42
Dynamic Target 2040 Fund	8.74
Dynamic Target 2045 Fund	8.83
Dynamic Target 2050 Fund	8.83
Dynamic Target 2055 Fund	8.82
Dynamic Target 2060 Fund	8.82

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2016 have been designated as qualified dividend income (QDI):

QDI
Dynamic Target 2015 Fund	$1,514
Dynamic Target 2020 Fund	1,882
Dynamic Target 2025 Fund	2,294
Dynamic Target 2030 Fund	2,689
Dynamic Target 2035 Fund	2,968
Dynamic Target 2040 Fund	3,184
Dynamic Target 2045 Fund	3,237
Dynamic Target 2050 Fund	3,228
Dynamic Target 2055 Fund	3,226
Dynamic Target 2060 Fund	3,228

For the fiscal year ended May 31, 2016, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Dynamic Target Today Fund	$2,708
Dynamic Target 2015 Fund	2,399
Dynamic Target 2020 Fund	2,016
Dynamic Target 2025 Fund	1,632
Dynamic Target 2030 Fund	1,145
Dynamic Target 2035 Fund	809
Dynamic Target 2040 Fund	522
Dynamic Target 2045 Fund	438
Dynamic Target 2050 Fund	437
Dynamic Target 2055 Fund	437
Dynamic Target 2060 Fund	437

Other information (unaudited)	Wells Fargo Dynamic Target Date Funds	107

For the fiscal year ended May 31, 2016, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income
Dynamic Target Today Fund	2.64%
Dynamic Target 2015 Fund	1.88
Dynamic Target 2020 Fund	1.44
Dynamic Target 2025 Fund	1.06

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargofunds.com) on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

108	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Dynamic Target Date Funds	109

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

110	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, and Wells Fargo Dynamic Target 2060 Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved at an in-person meeting held on May 24-25, 2016 (the “Meeting”) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) for Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund, and Wells Fargo Dynamic Target 2060 Fund (each, a “Fund” and collectively, the “Funds”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”) for each of the Funds. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.” The Board noted that the Funds commenced operations in 2015.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

Other information (unaudited)	Wells Fargo Dynamic Target Date Funds	111

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund Performance and Expenses

The Board acknowledged that the Funds had commenced operations in 2015 and have no performance record. The Board noted that it would have the opportunity to review performance information relating to the Funds on an on-going basis and in connection with future annual reviews of advisory agreements.

The Board also received and considered information regarding the Funds’ net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Funds (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that: 1) the net operating expense ratios of the Wells Fargo Target Today Fund were lower than the median net operating expense ratios of the expense Groups for all share classes except Class R and Class A; 2) the net operating expense ratios of the Wells Fargo Target 2015 Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes except Class R; 3) the net operating expense ratios of the Wells Fargo Target 2020 Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes; 4) the net operating expense ratios of the Wells Fargo Target 2025 Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for all share classes; 5) the net operating expense ratios of the Wells Fargo Target 2030 Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes; 6) the net operating expense ratios of the Wells Fargo Target 2035 Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes; 7) the net operating expense ratios of the Wells Fargo Target 2040 Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes; 8) the net operating expense ratios of the Wells Fargo Target 2045 Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for all share classes; 9) the net operating expense ratios of the Wells Fargo Target 2050 Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes; 10) the net operating expense ratios of the Wells Fargo Target 2055 Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes; and 11) the net operating expense ratios of the Wells Fargo Target 2060 Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Funds’ performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment Management Fee Rates

The Board reviewed and considered the contractual fee rates payable by the Funds to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Funds to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Funds’ Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Funds were in range of the sum of these average rates for the Fund’s expense Groups for all share classes except Class R and Class A.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

112	Wells Fargo Dynamic Target Date Funds	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Funds was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Funds to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of Scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Funds’ management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Funds and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Funds’ fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other Benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Dynamic Target Date Funds	113

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

243140 07-16 ADTD/AR104 05-16

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	May 31, 2016	May 31, 2015
Audit fees	$412,495	$238,000
Audit-related fees	—	—
Tax fees (1)	83,035	64,760
All other fees	—	—

	$495,530	$302,760

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: July, 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: July 27, 2016

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date: July 27, 2016

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: July 27, 2016